UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07989

                                 Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                         Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Metropolitan West Funds	March 31, 2017
Table of Contents

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We are pleased to provide the following Annual Report of the Metropolitan West Funds for the period ended March 31, 2017 and thank you for your ongoing investment. The combination of investment return and continued inflows to the various strategies brought total assets of the Funds to more than $87 billion, a measure that we view with great appreciation for the confidence it conveys and the responsibility of meeting client expectations.

The March 31, 2017 Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)

Economic Review and Market Environment

Notwithstanding several historic populist political upsets in 2016 - first June’s U.K. referendum on European Union membership then November’s U.S. election of Donald Trump as President - risk markets maintained a remarkable calm with valuations pushing higher. Beyond a stretch of volatility early last year, markets have been driven higher by positive investor sentiment that has seemed to price in only the most optimistic assessments of the U.S. economy. This perspective appeared to intensify post-election, fueled by expectations of fiscal stimulus and policy reform from the new administration. As such, the trailing one year period was marked by equity valuations reaching record highs and credit spreads narrowing across nearly all sectors of the fixed income market. Moreover, on the economic front, business and consumer sentiment measures ascended to levels not seen in over a decade, lending a veneer of fundamental support to the valuation environment.

At a deeper level, however, the divergence of the aforementioned “soft” survey-oriented data (and its more optimistic underpinnings) from less robust “hard” measurables such as gross domestic product growth, productivity and employment heightens the potential for disappointment prospectively. To this point, President Trump’s ambitious agenda faced a substantial roadblock in March 2017 with a failed vote on healthcare reform, placing increased uncertainty on the new administration’s ability to pass other proposed policies, specifically the promised – and highly anticipated – tax code overhaul. This led to increased market volatility in March, though no meaningful adjustment in risk valuations…as of yet. While the fiscal side of the equation started to face the obstacles of political process, the normalization of monetary policy which commenced in December 2015 continued. The March Federal Open Market Committee (“FOMC”) meeting delivered a 25 basis point increase to the target range for the federal funds rate (to between 0.75% and 1%). Despite noting that employment and inflation measures were near target levels, FOMC members made few changes from projections released in December. U.S. Treasury yields increased across the curve year-over-year, with the intermediate stretch seeing the greatest upward movement, as 5- and 7 year yields were up approximately 70 basis points. Meanwhile, longer-dated yields also increased, though to a lesser extent and the overall result was a slightly flatter yield curve. Expectations remain for two more quarter point increases by the Fed this year, just two in 2018 and one in 2019.

For the trailing one year period, U.S. equity markets were up in impressive fashion, gaining over 17% as reflected by the S&P 500 Index. Fixed income markets were largely positive, despite higher US Treasury rates, led by high yield bonds which were up a resounding 16.4%.The theme was largely one of lower quality outperformance; CCC-rated credits gained 32.6% and global emerging market debt was up nearly 8% on the basis of China stabilization and abating deflationary fears. Meanwhile, U.S. investment grade corporate credit returned 3.3%, led by industrials (+3.6%) which benefitted from remediation in the commodity complex. Among securitized issues, agency MBS was weighed down by expectations for rate hikes and balance sheet reduction by the Fed, though still outpaced Treasuries by a modest 10 basis points. Non-agency mortgage-backed securities (MBS) exhibited strong returns, as higher home prices and faster loan amortization provided fundamental support. Within asset-backed securities (ABS), FFELP student loans outperformed as the uncertainty surrounding rating downgrades dissipated with Moody’s concluding its review of currently rated FFELP transactions under its updated methodology late last year. Commercial MBS (CMBS) gained 0.6% with non-agency issues outperforming their agency CMBS counterpart despite growing weakness in the “bricks and mortar” retail segment of the market and a steady stream of issuance. All in all, the backdrop of generally positive risk sentiment was able to carry the Bloomberg Barclays Aggregate Index to a 0.4% return for the trailing one-year period.

1 / Annual Report March 2017

The Economy and Market Ahead

While market sentiment has remained buoyant since the election, evidence for its sustainability has yet to find its way into real measures of economic health. Until the end of the first quarter, markets traded on the hope that fiscal policy could step in to provide a catalyst for economic growth through fiscal spending and tax reform, but the lack of consensus in Washington has become increasingly (and frustratingly) apparent, suggesting that the road to policy reform is a long one. Meanwhile, the Fed appears to be on track for gradual policy normalization, but the specifics remain unclear and the potential for tighter financial conditions and increased volatility surrounding the reduction of asset purchases is growing. Against this backdrop, the credit cycle continues to age with rising leverage and weaker underwriting contributing to the fragile landscape of a market ripe for a deleveraging event.

Data sources for the discussion above include Bloomberg Barclays, JPMorgan and Merrill Lynch. Effective August 24, 2016, Barclays Indices were rebranded to Bloomberg Barclays.

Fund Results

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund – I Class (“Fund”) returned 26.38% (net of fees) for the one-year period ending March 31, 2017, outpacing the Standard & Poor’s 500 Index return by over 920 basis points. While the duration of the Fund at approximately 0.9 years weighed on returns as U.S. Treasury rates rose by 40-70 basis points across the yield curve over the period, the drag was more than offset by favorable sector and issue selections. Among sectors, the biggest contributor to outperformance was the allocation to non-agency MBS, particularly bonds backed by optional ARM and subprime collateral, which have benefitted from continued improvement in fundamentals and solid demand. Exposure to investment grade corporates was also significant to outperformance as the sector outpaced Treasuries by 502 basis points during the period. Returns benefitted most from issue selection among U.S. banks and diversified manufacturing, with smaller contributions coming from the allocation to pharmaceuticals, REITs, and electric utilities. Tighter spreads among government guaranteed FFELP student loan ABS, an emphasis in the Fund, further rewarded performance, while smaller contributions came from higher quality more senior commercial MBS holdings and floating rate agency CMOs.

Rising interest rate pressures and an aging credit cycle coupled with insufficient compensation for the risks underwritten informs a cautious approach to Fund strategy and positioning. Defensiveness is expressed with a short duration position and an emphasis on better quality, more senior areas of the market, while cash levels remain relatively high given the potential for equity market volatility. Corporate positioning remains focused on regulated sectors like U.S. financials and utilities, and select industrials with stable cash flows, strong balance sheets, and solid asset coverage. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Commercial MBS exposure is made up of agency issues and seasoned non-agency bonds at the top of the capital structure, with a small allocation to single asset single borrower deals, while the ABS position is focused on short, high quality collateral such as autos, credit cards, and FFELP student loan receivables. Value remains attractive among FFELP student loans ABS given the integrity of the government guarantee, though spreads have tightened in materially from mid-2016 wides and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows, while agency MBS holdings are focused in short, well-structured CMOs with relatively stable duration profiles.

Annual Report March 2017 / 2

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	14.52%	26.38%	12.60%	15.46%	7.63%	6.35%
Standard & Poor’s 500 Index	10.12%	17.17%	10.36%	13.29%	7.50%	5.95%

For MWATX, the total expense ratio is 2.65% and the net expense ratio is 0.91%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2017. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West Floating Rate Income Fund M-Class

(MWFRX), I-Class (MWFLX)

For the one year period ending March 31, 2017, the MetWest Floating Rate Bond Fund – I Class (“Fund”) gained 6.29% (net of fees) but lagged the S&P/LSTA Leveraged Loan Index (“Index”) by over 300 basis points. Given a view that credit markets are in the later stages of the cycle, positioning was conservative throughout the year with an underweight to the lower quality and higher beta areas of the market. This higher quality emphasis contributed to underperformance as the demand for yield in a low rate environment supported lower quality assets. Positioning in defensive industries further weighed on relative returns over the course of the year, particularly the underweight to commodity-related sectors such as energy and metals & mining as these segments remediated from the wides a year ago to generate exceptional returns. Issue selection among communications and consumer cyclicals further detracted, though the drag was partially offset by favorable selections among utilities, capital goods, and banking.

Going forward, a degree of caution is warranted. While market sentiment has remained buoyant since the election, evidence for its sustainability has yet to find its way into real measures of economic health. Until the end of the first quarter, markets traded on the hope that fiscal policy could step in to provide a catalyst for economic growth through fiscal spending and tax reform, but the lack of consensus in Washington has become increasingly (and frustratingly) apparent, suggesting that the road to policy reform is a long one. Meanwhile, the Fed appears to be on track for gradual policy normalization, but the specifics remain unclear and the potential for tighter financial conditions and increased volatility surrounding the reduction of asset purchases is growing. Against this backdrop, the credit cycle continues to age with rising leverage and weaker underwriting contributing to the fragile landscape of a market ripe for a deleveraging event. Accordingly, the Fund is positioned defensively, expressed through an underweight to relatively riskier sectors in favor of higher quality, more senior areas of the market favoring regulated U.S. financials and utilities, while issue selection among industrials is predicated on stable cash flows, strong balance sheets, and solid asset coverage. The Fund’s higher quality emphasis remains with a focus on liquidity to ensure “dry powder” is available when opportunities arise.

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	2.03%	6.08%	2.92%	—	—	3.70%
S&P/LSTA Leveraged Loan Index	3.42%	9.70%	3.56%	—	—	3.95%
MWFLX (Inception: June 28, 2013)	2.24%	6.29%	3.12%	—	—	3.90%
S&P/LSTA Leveraged Loan Index	3.42%	9.70%	3.56%	—	—	3.95%

For MWFRX, the total expense ratio is 1.08% and the net expense ratio is 0.91%. For MWFLX, the total expense ratio is 0.74% and the net expense ratio is 0.71%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2017. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West High Yield Bond Fund M-Class

(MWHYX), I-Class (MWHIX)

While the MetWest High Yield Bond Fund —   I Class (“Fund”) posted strong positive performance of 9.62% for the one-year period ending March 31, 2017, returns trailed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index by 677 basis points given conservative positioning against a backdrop of late cycle dynamics and persistent reach for yield. Underperformance was largely attributable to the Fund’s underweight to the lower quality cohorts of the market, which significantly outpaced better-rated issuers in the market. Additionally, a relative underweight to higher beta, commodity-related sectors weighed on performance as both energy and metals & mining were the leading sectors in the Index, rallying considerably to return over 36% and 33%, respectively. Also weighing on performance was issue selection within the industrial sector, particularly the exposure to Homer City which experienced price weakness during the period. These drags were somewhat offset by the Fund’s defensive duration position which contributed to relative performance over the period as U.S. Treasury rates rose by 40-70 basis points across the yield curve.

3 / Annual Report March 2017

Rising interest rate pressures and an aging credit cycle combined with richer pricing inform a cautious approach to Fund strategy and positioning. With the continued narrowing of spreads, a meaningful asymmetry of downside risk relative to upside potential has come to characterize the market, particularly so among lower quality issues where average price at quarter-end reached $87 against a 20-year average of $78, as measured by the BAML US High Yield CCC and Below Index. Defensiveness is expressed with a shorter-than-index duration profile and an underweight to riskier industries in favor of higher quality, asset heavy areas of the market. Additionally, the Fund maintains ample liquidity to deploy as opportunities arise with more favorable risk-adjusted return potential. Other indicators of late-cycle behavior remain apparent, not least of which included aggressively capitalized LBOs, loose covenant protections and flawed terms and structures, though early March’s volatility did present some better buying opportunities. Understandably, the lag to the benchmark is disappointing, but adhering to the Fund’s value-oriented discipline should bear benefit as the cycle plays out.

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	3.46%	9.35%	1.93%	4.74%	6.28%	8.61%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap (formerly known as the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap)	4.50%	16.39%	4.57%	6.81%	7.54%	9.41%
MWHIX (Inception: March 31, 2003)	3.59%	9.62%	2.19%	5.00%	6.54%	7.86%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap (formerly known as the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap)	4.50%	16.39%	4.57%	6.81%	7.54%	8.71%

For MWHYX, the total expense ratio is 0.88% and the net expense ratio is 0.86%. For MWHIX, the total expense ratio is 0.62% and the net expense ratio is 0.61%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2017. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 0.68% (net of fees) for the one-year period ending March 31, 2017, outpacing the Bloomberg Barclays Intermediate U.S. Government/Credit Index by 26 basis points. Although conservative positioning in the credit sector has held back Fund returns given the significant rally of higher beta sectors over the past twelve months, the drag was more than offset by contributions from overweight positions among securitized products, and the defensive duration profile of the Fund which was rewarded as U.S. Treasury rates rose by 40-70 basis points across the yield curve over the period. Among sectors, the biggest contributor to outperformance was the allocation to non-agency MBS, particularly bonds backed by subprime collateral, which have benefitted from continued improvement in fundamentals and solid demand. Tighter spreads among government guaranteed FFELP student loan ABS, an emphasis in the Fund, further rewarded performance, while additional contributions came from the overweight to commercial MBS, though the move toward agency CMBS resulted in a small drag on returns as agency issues have trailed broader markets due to heavy new issuance. Finally, a small position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, added to performance over the period, though position has been reduced as the opportunity has grown less attractive.

Rising interest rate pressures and an aging credit cycle coupled with insufficient compensation for the risks underwritten informs a cautious approach to Fund strategy and positioning. Defensiveness is expressed with a shorter-than-Index duration position and an underweight to relatively riskier sectors in favor of better quality, more senior areas of the market, with a focus on liquidity so that “dry powder” is available when opportunities arise. Corporate positioning remains focused on regulated sectors like U.S. financials and utilities, and select industrials with stable cash flows, strong balance sheets, and solid asset coverage. High yield credit represents a very small position in higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Commercial MBS exposure is skewed towards agency issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS allocation is focused on high quality non-traditional collateral such as FFELP student loan receivables. Value remains attractive given the integrity of the government guarantee, though spreads have tightened in materially from mid-2016 wides and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows, while agency MBS exposure is slightly less than that of the Index.

Annual Report March 2017 / 4

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-1.24%	0.43%	1.44%	2.45%	4.57%	4.44%
Bloomberg Barclays Intermediate U.S. Government/Credit Index (formerly known as the Barclays Capital Intermediate U.S. Government/Credit Index)	-1.30%	0.42%	2.01%	1.88%	3.76%	3.48%
MWIIX (Inception: June 28, 2002)	-1.13%	0.68%	1.68%	2.68%	4.80%	5.40%
Bloomberg Barclays Intermediate U.S. Government/Credit Index (formerly known as the Barclays Capital Intermediate U.S. Government/Credit Index)	-1.30%	0.42%	2.01%	1.88%	3.76%	3.96%

For MWIMX, the total expense ratio is 0.70% and the net expense ratio is 0.70%. For MWIIX, the total expense ratio is 0.46% and the net expense ratio is 0.46%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 1.46% (net of fees) for the one year period ending March 31, 2017 and outperformed the BofA Merrill Lynch 1-3 Year U.S. Treasury Index by over 120 basis points. The biggest contributor to outperformance was the allocation to non-agency MBS, particularly bonds backed by subprime collateral, which have benefitted from continued improvement in fundamentals and solid demand. Meanwhile, exposure to the rallying corporate sector was also beneficial as the sector outpaced Treasuries by over 500 basis points. Tighter spreads among government guaranteed FFELP student loan ABS, an emphasis in the Fund, further rewarded performance given the near-conclusion of rating downgrade reviews. Additional contributions came from the overweight to commercial MBS, though the move toward agency CMBS resulted in a small drag on returns as agency issues have trailed broader markets due to heavy new issuance. Finally, the defensive duration profile of the Fund was rewarded as short U.S. Treasury rates rose by approximately 50 basis points.

Rising interest rate pressures and an aging credit cycle coupled with insufficient compensation for the risks underwritten informs a cautious approach to Fund strategy and positioning. Defensiveness is expressed with a shorter-than-Index duration position and an emphasis on better quality, more senior areas of the market, with a focus on liquidity so that “dry powder” is available when opportunities arise. Corporate positioning remains focused on regulated sectors like U.S. financials and utilities, and select industrials with stable cash flows, strong balance sheets, and solid asset coverage. High yield credit represents a small position in higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Commercial MBS exposure is skewed towards agency issues as well as seasoned non-agency bonds at the top of the capital structure, while the ABS allocation is focused on high quality non-traditional collateral such as FFELP student loan receivables. Value remains attractive given the integrity of the government guarantee, though spreads have tightened in materially from mid-2016 wides and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows.

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.41%	1.25%	0.90%	1.94%	2.26%	3.81%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	-0.17%	0.25%	0.72%	0.64%	2.00%	3.37%
MWLIX (Inception: March 31, 2000)	0.39%	1.46%	1.12%	2.15%	2.47%	3.43%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	-0.17%	0.25%	0.72%	0.64%	2.00%	2.95%
MWLNX (Inception: September 22, 2009)	0.31%	1.22%	0.80%	1.80%	—	3.63%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	-0.17%	0.25%	0.72%	0.64%	—	0.95%

For MWLDX, the total expense ratio is 0.62% and the net expense ratio is 0.62%. For MWLIX, the total expense ratio is 0.39% and the net expense ratio is 0.39%. For MWLNX, the total expense ratio is 0.72% and the net expense ratio is 0.72%.

5 / Annual Report March 2017

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Fund – I Class (“Fund”) returned 4.32% (net of fees) for the one-year period ending March 31, 2017, outpacing the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2% by 196 basis points. While the duration of the Fund at approximately 1.8 years weighed on returns as U.S. Treasury rates rose by 40-70 basis points across the yield curve over the period, the drag was more than offset by favorable sector and issue selections. Among sectors, the biggest contributor to outperformance was the allocation to non-agency MBS, particularly bonds backed by subprime collateral, which have benefitted from continued improvement in fundamentals and solid demand. Exposure to investment grade and high yield corporates was also significant to outperformance as these sectors outpaced Treasuries by 502 and 1698 basis points, respectively, during the period, driven by commodity-related sectors within the industrial space which benefitted from stabilization in commodity prices after early-2016 volatility. Within corporates, issue selection among U.S. banks, midstream energy credits, and diversified manufacturing names contributed to most. Tighter spreads among government guaranteed FFELP student loan ABS, an emphasis in the Fund, further rewarded performance, while smaller contributions came from higher quality more senior commercial MBS holdings and floating rate agency CMOs. Finally, a small position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, added to performance over the period, though position has been reduced as the opportunity has grown less attractive.

Rising interest rate pressures and an aging credit cycle coupled with insufficient compensation for the risks underwritten informs a cautious approach to Fund strategy and positioning. Defensiveness is expressed with a short duration position and an emphasis on better quality, more senior areas of the market, with a focus on liquidity so that “dry powder” is available when opportunities arise. Corporate positioning remains focused on regulated sectors like U.S. financials and utilities, and select industrials with stable cash flows, strong balance sheets, and solid asset coverage. High yield credit represents a small position in higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Commercial MBS exposure is made up of agency issues and seasoned non-agency bonds at the top of the capital structure, with a small allocation to single asset single borrower deals, while the ABS position is focused on high quality non-traditional collateral such as FFELP student loan receivables. Value remains attractive given the integrity of the government guarantee, though spreads have tightened in materially from mid-2016 wides and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows, while agency MBS holdings are focused in short, well-structured CMOs with relatively stable duration profiles.

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	0.99%	3.91%	1.89%	3.90%	3.03%	4.30%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.18%	2.36%	2.17%	2.14%	2.70%	3.32%
MWSIX (Inception: March 31, 2004)	1.25%	4.32%	2.17%	4.18%	3.29%	3.62%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.18%	2.36%	2.17%	2.14%	2.70%	3.34%

For MWSTX, the total expense ratio is 1.87% and the net expense ratio is 1.87%. For MWSIX, the total expense ratio is 1.54% and the net expense ratio is 1.54%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) gained 0.93% (net of fees) for the one-year period ended March 31, 2017, outpacing the Bloomberg Barclays U.S. Aggregate Bond Index by nearly 50 basis points. Although conservative positioning in the credit sector held back Fund returns given the significant rally of higher beta sectors over the past twelve months, the drag was more than offset by contributions from overweight positions among securitized products, and the defensive duration profile of the Fund which was rewarded as U.S. Treasury rates rose by 40-70 basis points across the yield curve over the period. Among sectors, the biggest contributor to outperformance was the allocation to non-agency MBS particularly bonds backed by subprime collateral which have benefitted from continued improvement in fundamentals and solid demand. Meanwhile, the relative underweight to agency MBS provided support to returns given underperformance in that sector driven by uncertainty about the Fed’s plans for unwinding its balance sheet. Tighter spreads among government guaranteed FFELP student loan ABS, an emphasis in the Fund,

Annual Report March 2017 / 6

further rewarded performance, while additional contributions came from the overweight to commercial MBS, though the move toward agency CMBS resulted in a small drag on returns as agency issues have trailed broader markets due to heavy new issuance. Finally, a small position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, added to performance over the period, though the position has been reduced as the opportunity has grown less attractive.

Rising interest rate pressures and an aging credit cycle coupled with insufficient compensation for the risks underwritten informs a cautious approach to Fund strategy and positioning. Defensiveness is expressed with a shorter-than-Index duration position and an underweight to relatively riskier sectors in favor of better quality, more senior areas of the market, with a focus on liquidity so that “dry powder” is available when opportunities arise. Corporate positioning remains focused on regulated sectors like U.S. financials and utilities, and select industrials with stable cash flows, strong balance sheets, and solid asset coverage. High yield credit represents a very small position in higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Commercial MBS exposure is skewed towards agency issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS overweight is focused on high quality non-traditional collateral such as FFELP student loan receivables. Value remains attractive given the integrity of the government guarantee, though spreads have tightened in materially from mid-2016 wides and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows, while agency MBS exposure is slightly less than that of the Index.

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	-1.87%	0.70%	2.33%	3.46%	5.57%	6.38%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-2.18%	0.44%	2.68%	2.34%	4.27%	5.36%
MWTIX (Inception: March 31, 2000)	-1.77%	0.93%	2.57%	3.69%	5.80%	6.23%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-2.18%	0.44%	2.68%	2.34%	4.27%	5.12%
MWTNX (Inception: December 18, 2009)	-1.92%	0.59%	2.24%	3.31%	—	4.74%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-2.18%	0.44%	2.68%	2.34%	—	3.46%
MWTSX (Inception: August 1, 2011)	-1.70%	1.03%	2.64%	3.75%	—	3.98%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-2.18%	0.44%	2.68%	2.34%	—	2.70%

For MWTRX, the total expense ratio is 0.67% and the net expense ratio is 0.67%. For MWTIX, the total expense ratio is 0.44% and the net expense ratio is 0.44%. For MWTNX, the total expense ratio is 0.79% and the net expense ratio is 0.79%. For MWTSX, the total expense ratio is 0.38% and the net expense ratio is 0.38%.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 1.06% (net of fees) for the one year period ending March 31, 2017 and outperformed the BofA Merrill Lynch 1 Year U.S. Treasury Index by over 50 basis points. The biggest contributor to outperformance was the allocation to non-agency MBS, particularly bonds backed by subprime collateral, which have benefitted from continued improvement in fundamentals and solid demand. Meanwhile, exposure to the rallying corporate sector was also beneficial as the sector outpaced Treasuries by over 500 basis points. Tighter spreads among government guaranteed FFELP student loan ABS, an emphasis in the Fund, further rewarded performance given the near-conclusion of rating downgrade reviews. Additional contributions came from the overweight to commercial MBS, though the move toward agency CMBS resulted in a small drag on returns as agency issues have trailed broader markets due to heavy new issuance. Finally, the defensive duration profile of the Fund was rewarded as short U.S. Treasury rates rose by approximately 50 basis points.

Rising interest rate pressures and an aging credit cycle coupled with insufficient compensation for the risks underwritten informs a cautious approach to Fund strategy and positioning. Defensiveness is expressed with a shorter-than-Index duration position and an emphasis on better quality, more senior areas of the market, with a focus on liquidity so that “dry powder” is available when opportunities arise. Corporate positioning remains focused on regulated sectors like U.S. financials and utilities, and select industrials with stable cash flows, strong balance sheets, and solid asset coverage. High yield credit represents a very small position in higher

7 / Annual Report March 2017

quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Commercial MBS exposure is skewed towards agency issues as well as seasoned non-agency bonds at the top of the capital structure, while the ABS allocation is focused on high quality non-traditional collateral such as FFELP student loan receivables. Value remains attractive given the integrity of the government guarantee, though spreads have tightened in materially from mid-2016 wides and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows, while agency MBS holdings are focused in short, well-structured CMOs with relatively stable duration profiles.

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.46%	1.14%	0.58%	1.34%	0.88%	1.92%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.21%	0.56%	0.39%	0.35%	1.31%	1.63%
MWUIX (Inception: July 31, 2004)	0.54%	1.06%	0.66%	1.45%	1.04%	1.68%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.21%	0.56%	0.39%	0.35%	1.31%	1.70%

For MWUSX, the total expense ratio is 0.69% and the net expense ratio is 0.51%. For MWUIX, the total expense ratio is 0.51% and the net expense ratio is 0.35%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2017. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 4.43% (net of fees) for the one-year period ending March 31, 2017, outpacing the BofA Merrill Lynch U.S. LIBOR 3-MonthAverage Index by 362 basis points. With U.S. Treasury rates increasing by 40 to 70 basis points across the yield curve during the period, the duration of the portfolio extended from approximately 1.4 year to 1.7 years, weighing on returns as U.S. Treasury rates rose across the curve, with the 10-Year up nearly 62 basis points. Returns were driven by the allocation to investment grade and high yield corporates, which outpaced Treasuries by approximately 500 and 1,700 basis points on a duration adjusted basis. Value was further added with the allocation to non-agency MBS particularly bonds backed by subprime and alt-A collateral which have benefitted from continued improvement in fundamentals and solid demand. Tighter spreads among government guaranteed FFELP student loan ABS, an emphasis in the Fund, further rewarded performance, while additional contributions came from the overweight to commercial MBS, particularly non-agency CMBS. Finally, a small position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, added to performance over the period, though the position has been reduced as the opportunity has grown less attractive.

Rising interest rate pressures and an aging credit cycle coupled with insufficient compensation for the risks underwritten informs a cautious approach to Fund strategy and positioning. Defensiveness is expressed with a short duration position and an emphasis on better quality, more senior areas of the market, with a focus on liquidity so that “dry powder” is available when opportunities arise. Corporate positioning remains focused on regulated sectors like U.S. financials and utilities, and select industrials with stable cash flows, strong balance sheets, and solid asset coverage. High yield credit represents a small position in higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Commercial MBS exposure is skewed towards agency issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS allocation is focused on high quality non-traditional collateral such as FFELP student loan receivables. Value remains attractive given the integrity of the government guarantee, though spreads have tightened in materially from mid-2016 wides and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows.

Annual Report March 2017 / 8

	Performance Through March 31, 2017
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	1.28%	4.11%	2.17%	3.82%	—	6.25%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.47%	0.81%	0.47%	0.42%	—	0.42%
MWCIX (Inception: October 1, 2011)	1.44%	4.43%	2.47%	4.09%	—	6.52%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.47%	0.81%	0.47%	0.42%	—	0.42%

For MWCRX, the total expense ratio is 1.05% and the net expense ratio is 1.05%. For MWCIX, the total expense ratio is 0.74% and the net expense ratio is 0.74%.

A Disciplined Value Philosophy

Volatility –   be it upside or downside –   is a constant reminder of the importance of discipline in the management of client assets. We continue to manage to our time-tested philosophy recognizing that prices often decouple from fundamental value, leading to opportunities relative to more emotional, momentum-based investors. This discipline, along with a commitment to a risk management process that seeks to preserve capital, represents our steadfast approach to building and sustaining client assets.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the achievement of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of a Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of April 2017, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road, Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

9 / Annual Report March 2017

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 26.38% and 7.63%, respectively. The graph assumes that distributions were reinvested.

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 6.08% and 3.70%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

Annual Report March 2017 / 10

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 6.29% and 3.90%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $11,546.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap Index. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were 9.35% and 6.28%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class I were 9.62% and 6.54%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $18,850.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 0.43% and 4.57%, respectively. The graph assumes that distributions were reinvested.

11 / Annual Report March 2017

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns total returns for the Metropolitan West Intermediate Bond Fund Class I were 0.68% and 4.80%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $15,983.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the BofA Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 1.25% and 2.26%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class I were 1.46% and 2.47%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $12,758.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 1.22% and 3.63%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $13,079.

Annual Report March 2017 / 12

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index plus 200 basis points. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were 3.91% and 3.03%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class I were 4.32% and 3.29%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $13,828.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 0.70% and 5.57%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class I were 0.93% and 5.80%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $17,575.

13 / Annual Report March 2017

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 0.59% and 4.74%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $14,008.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class were 1.03% and 3.98%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $12,476.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the BofA Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 1.14% and 0.88%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class I were 1.06% and 1.04%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,086.

Annual Report March 2017 / 14

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the BofA Merrill Lynch U.S. Libor 3- Month Average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were 4.11% and 6.25%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 4.43% and 6.52%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $14,153.

15 / Annual Report March 2017

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended March 31, 2017

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expense Ratio[1]	Expenses Paid During Period[2]
ALPHATRAK 500 FUND

Actual Fund Return	$1,000.00	$1,145.20	0.90%	$4.76

Hypothetical 5% Return	$1,000.00	$1,020.22	0.90%	$4.48
FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,020.30	0.90%	$4.48
Class I	$1,000.00	$1,022.40	0.70%	$3.49
Hypothetical 5% Return
Class M	$1,000.00	$1,020.22	0.90%	$4.48
Class I	$1,000.00	$1,021.21	0.70%	$3.49
HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,034.60	0.85%	$4.26
Class I	$1,000.00	$1,035.90	0.60%	$3.01
Hypothetical 5% Return
Class M	$1,000.00	$1,020.47	0.85%	$4.23
Class I	$1,000.00	$1,021.70	0.60%	$2.99

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 180 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2017 / 16

	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$987.60	0.70%	$3.43
Class I	$1,000.00	$988.70	0.46%	$2.26
Hypothetical 5% Return
Class M	$1,000.00	$1,021.21	0.70%	$3.49
Class I	$1,000.00	$1,022.39	0.46%	$2.29
LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,004.10	0.61%	$3.01
Class I	$1,000.00	$1,003.90	0.42%	$2.08
Administrative Class	$1,000.00	$1,003.10	0.72%	$3.56
Hypothetical 5% Return
Class M	$1,000.00	$1,021.65	0.61%	$3.04
Class I	$1,000.00	$1,022.59	0.42%	$2.09
Administrative Class	$1,000.00	$1,021.11	0.72%	$3.59
STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,009.90	2.34%	$11.60
Class I	$1,000.00	$1,012.50	2.07%	$10.27
Hypothetical 5% Return
Class M	$1,000.00	$1,013.12	2.34%	$11.62
Class I	$1,000.00	$1,014.45	2.07%	$10.28
TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$981.30	0.68%	$3.32
Class I	$1,000.00	$982.30	0.45%	$2.20
Administrative Class	$1,000.00	$980.80	0.78%	$3.81
Plan Class	$1,000.00	$983.00	0.37%	$1.81
Hypothetical 5% Return
Class M	$1,000.00	$1,021.30	0.68%	$3.39
Class I	$1,000.00	$1,022.44	0.45%	$2.24
Administrative Class	$1,000.00	$1,020.81	0.78%	$3.89
Plan Class	$1,000.00	$1,022.83	0.37%	$1.85

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 180 days then divided by 365 (to reflect the one-half year period shown).

17 / Annual Report March 2017

	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,004.60	0.50%	$2.47
Class I	$1,000.00	$1,005.40	0.34%	$1.68
Hypothetical 5% Return
Class M	$1,000.00	$1,022.19	0.50%	$2.49
Class I	$1,000.00	$1,022.98	0.34%	$1.70
UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,012.80	1.04%	$5.16
Class I	$1,000.00	$1,014.40	0.73%	$3.63
Hypothetical 5% Return
Class M	$1,000.00	$1,019.53	1.04%	$5.18
Class I	$1,000.00	$1,021.06	0.73%	$3.64

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 180 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2017 / 18

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2017

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND
Sector Diversification
U.S. Treasury Bills	24.59%
Corporate Bonds	20.69%
U.S. Treasury Securities	18.19%
Commercial Mortgage-Backed	15.87%
Asset-Backed Securities	8.57%
Mutual Funds	4.69%
Non-Agency Mortgage-Backed	3.31%
Money Market Funds	2.83%
U.S. Agency Mortgage-Backed	2.80%
Bank Loans	0.36%
Other *	(1.90)%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	81.88%
U.S. Treasury Bills	8.77%
Corporate Bonds	7.58%
Money Market Funds	2.13%
U.S. Agency Discount Notes	1.30%
Municipal Bonds	0.20%
Other *	(1.86)%
Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	80.78%
Bank Loans	5.59%
U.S. Treasury Bills	4.45%
U.S. Treasury Securities	2.28%
Money Market Funds	1.92%
Non-Agency Mortgage-Backed	0.85%
U.S. Agency Discount Notes	0.80%
Common Stock	0.15%
Warrants	0.04%
Other *	3.14%
Total	100.00%

INTERMEDIATE BOND FUND
Sector Diversification
Corporate Bonds	36.22%
U.S. Treasury Securities	31.65%
U.S. Agency Mortgage-Backed	9.03%
Non-Agency Mortgage-Backed	6.65%
Asset-Backed Securities	6.29%
Foreign Government Obligations	4.92%
U.S. Treasury Bills	1.80%
Municipal Bonds	1.67%
Money Market Funds	1.46%
Commercial Mortgage-Backed	1.38%
Bank Loans	0.60%
Commercial Paper	0.14%
Other *	(1.81)%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification
U.S. Treasury Securities	29.15%
Corporate Bonds	26.78%
U.S. Agency Mortgage-Backed	15.11%
Non-Agency Mortgage-Backed	13.55%
Asset-Backed Securities	7.60%
Foreign Government Obligations	4.91%
Commercial Mortgage-Backed	1.48%
Bank Loans	0.74%
Municipal Bonds	0.34%
Money Market Funds	0.31%
Commercial Paper	0.17%
U.S. Treasury Bills	0.06%
Purchased Swaptions	0.00%
Other *	(0.20)%
Total	100.00%

19 / Annual Report March 2017

STRATEGIC INCOME FUND
Sector Diversification
Non-Agency Mortgage-Backed	32.59%
Corporate Bonds	27.33%
Asset-Backed Securities	11.75%
Commercial Mortgage-Backed	8.14%
U.S. Agency Mortgage-Backed	7.26%
Foreign Government Obligations	5.46%
U.S. Treasury Bills	3.47%
Money Market Funds	2.29%
U.S. Agency Discount Notes	0.70%
Municipal Bonds	0.67%
Bank Loans	0.19%
Other *	0.15%
Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification
U.S. Agency Mortgage-Backed	29.48%
Corporate Bonds	27.10%
U.S. Treasury Securities	25.01%
Non-Agency Mortgage-Backed	6.93%
Asset-Backed Securities	6.09%
Foreign Government Obligations	4.77%
Commercial Mortgage-Backed	1.89%
U.S. Treasury Bills	1.62%
U.S. Agency Discount Notes	0.95%
Municipal Bonds	0.89%
Money Market Funds	0.63%
Bank Loans	0.22%
Commercial Paper	0.15%
Put Options Purchased	0.01%
Common Stock	0.00%
Other *	(5.74)%
Total	100.00%

ULTRA SHORT BOND FUND
Sector Diversification
U.S. Agency Mortgage-Backed	34.40%
Corporate Bonds	26.16%
U.S. Treasury Securities	18.68%
Foreign Government Obligations	4.78%
Commercial Mortgage-Backed	4.37%
Non-Agency Mortgage-Backed	3.91%
Asset-Backed Securities	3.47%
U.S. Treasury Bills	3.06%
U.S. Agency Discount Notes	1.10%
Commercial Paper	0.35%
Money Market Funds	0.10%
Other *	(0.38)%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification
Corporate Bonds	31.37%
Non-Agency Mortgage-Backed	20.47%
Asset-Backed Securities	16.00%
U.S. Agency Mortgage-Backed	10.46%
Commercial Mortgage-Backed	10.24%
Foreign Government Obligations	4.60%
U.S. Treasury Securities	3.55%
Money Market Funds	1.69%
Municipal Bonds	0.85%
Bank Loans	0.54%
Commercial Paper	0.11%
U.S. Agency Securities	0.09%
U.S. Treasury Bills	0.08%
Other *	(0.05)%
Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, options written, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2016.The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report March 2017 / 20

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 69.79%
ASSET-BACKED SECURITIES — 8.57%**
Access Group, Inc., Series 2005-2, Class A3
1.23%	11/22/24	[2]	$12,765	$12,738
Access Group, Inc., Series 2015-1, Class A
1.68%	07/25/56	[2,3]	28,599	28,441
BA Credit Card Trust, Series 2015-A1, Class A
1.24%	06/15/20	[2]	185,000	185,385
Bayview Commercial Asset Trust, Series 2004-3, Class A1
1.35%	01/25/35	[2,3]	22,990	22,219
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.25%	02/25/35	[2]	15,000	15,166
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
2.04%	10/27/36	[2]	15,000	15,041
Chase Issuance Trust, Series 2013-A6, Class A6
1.33%	07/15/20	[2]	150,000	150,523
Chase Issuance Trust, Series 2015-A3, Class A3
1.16%	04/15/19	[2]	40,000	40,002
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2
1.26%	05/26/20	[2]	180,000	180,429
College Loan Corp. Trust, Series 2007-1, Class A3
1.14%	04/25/29	[2]	16,443	16,333
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
1.36%	09/28/26	[2]	739	737
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.69%	04/25/35	[2]	6,221	6,193
Educational Funding of the South, Inc., Series 2012-1, Class A
2.03%	03/25/36	[2]	7,809	7,858
Honda Auto Receivables Owner Trust, Series 2014-3, Class A3
0.88%	06/15/18		14,005	13,994
Honda Auto Receivables Owner Trust, Series 2015-4, Class A3
1.23%	09/23/19		205,000	204,431
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2
1.42%	07/22/19		195,000	195,031
Nelnet Student Loan Trust, Series 2014-3A, Class A
1.56%	06/25/41	[2,3]	26,919	26,723
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A3
1.37%	05/15/20		80,000	79,822

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust, Series 2016-A, Class A2A
1.06%	02/15/19		$134,356	$134,272
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A2B
1.21%	04/15/19	[2]	32,086	32,136
North Carolina State Education Authority, Series 2011-1, Class A3
1.94%	10/25/41	[2]	15,000	14,981
Northstar Education Finance, Inc., Series 2007-1, Class A2
1.79%	01/29/46	[2]	10,000	9,673
Scholar Funding Trust, Series 2011-A, Class A
1.94%	10/28/43	[2,3]	5,683	5,641
SLM Student Loan Trust, Series 2003-11, Class A5
1.18%	12/15/22	[2,3]	6,631	6,619
SLM Student Loan Trust, Series 2004-3, Class A5
1.21%	07/25/23	[2]	99,713	99,674
SLM Student Loan Trust, Series 2004-5A, Class A5
1.64%	10/25/23	[2,3]	5,085	5,092
SLM Student Loan Trust, Series 2005-10, Class A4
1.15%	10/25/19	[2]	1,428	1,428
SLM Student Loan Trust, Series 2007-6, Class A4
1.42%	10/25/24	[2]	103,677	103,338
SLM Student Loan Trust, Series 2011-2, Class A1
1.58%	11/25/27	[2]	17,384	17,451
SLM Student Loan Trust, Series 2012-1, Class A2
1.43%	11/25/20	[2]	989	989
SLM Student Loan Trust, Series 2013-3, Class A2
1.28%	05/26/20	[2]	5,464	5,462
SLM Student Loan Trust, Series 2013-4, Class A
1.53%	06/25/27	[2]	11,441	11,219
SLM Student Loan Trust, Series 2013-6, Class A2
1.48%	02/25/21	[2]	56,949	56,978
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2B
1.04%	05/15/19	[2]	70,000	69,976

Total Asset-Backed Securities
(Cost $1,771,562)				1,775,995

See accompanying notes to Schedule of Portfolio Investments.

21 / Annual Report March 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 0.36%*
Industrials — 0.36%
Johnson Controls International PLC, Senior Term Loan
2.81% (LIBOR plus 1.75%)	09/10/19	[2,4]	$75,000	$74,930

Total Bank Loans
(Cost $75,187)
CORPORATES — 20.69%*
Automotive — 0.17%
Ford Motor Credit Co. LLC
6.63%	08/15/17		15,000	15,275
General Motors Financial Co., Inc.
3.25%	05/15/18		20,000	20,293

				35,568

Banking — 4.30%
Bank of America Corp. (MTN)
5.65%	05/01/18		160,000	166,589
6.88%	04/25/18		100,000	105,269
Bank of America N.A. (BKNT)
6.10%	06/15/17		55,000	55,475
Discover Bank
2.00%	02/21/18		100,000	100,122
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,5]	5,000	5,241
JPMorgan Chase & Co.
6.00%	01/15/18		80,000	82,710
Santander UK PLC (United Kingdom)
1.65%	09/29/17	[5]	15,000	15,003
2.50%	03/14/19	[5]	60,000	60,502
Wachovia Corp. (MTN)
5.75%	02/01/18		275,000	284,419
Wells Fargo & Co. (GMTN)
1.50%	01/16/18		15,000	14,975

				890,305

Commercial Services — 0.24%
Moody’s Corp.

1.41%	09/04/18	[2]	50,000	50,088

Communications — 0.53%

AT&T, Inc.
5.50%	02/01/18		40,000	41,251
Rogers Communications, Inc. (Canada)
6.80%	08/15/18	[5]	35,000	37,389
Time Warner Cable LLC
6.75%	07/01/18		30,000	31,732

				110,372

Consumer Discretionary — 1.35%
Altria Group, Inc.
9.70%	11/10/18		70,000	78,564

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Anheuser-Busch InBev Finance, Inc.
1.25%	01/17/18		$20,000	$19,986
Anheuser-Busch InBev Worldwide, Inc.
7.75%	01/15/19		50,000	55,013
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18	[3]	50,000	50,340
Beam Suntory, Inc.
1.75%	06/15/18		75,000	74,990

				278,893

Consumer Products — 0.44%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[3,5]	90,000	90,062

Electric — 0.61%
Appalachian Power Co., Series K
5.00%	06/01/17		50,000	50,282
Cleveland Electric Illuminating Co., Series D (The)
7.88%	11/01/17		20,000	20,700
Exelon Corp.
1.55%	06/09/17		15,000	14,999
Jersey Central Power & Light Co.
5.65%	06/01/17		25,000	25,144
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		15,000	16,037

				127,162

Environmental Control — 0.30%
Republic Services, Inc.
3.80%	05/15/18		50,000	51,092
Waste Management, Inc.
6.10%	03/15/18		10,000	10,425

				61,517

Finance — 5.49%
American Express Co.
1.55%	05/22/18		40,000	39,965
7.00%	03/19/18		15,000	15,759
American Express Credit Corp. (MTN)
1.80%	07/31/18		30,000	30,048
Bear Stearns Cos. LLC (The)
6.40%	10/02/17		20,000	20,482
7.25%	02/01/18		140,000	146,335
Citigroup, Inc.
1.70%	04/27/18		25,000	25,017
1.80%	02/05/18		80,000	80,058
2.50%	09/26/18		45,000	45,413
6.00%	08/15/17		15,000	15,234

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 22

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
6.13%	05/15/18		$100,000	$104,744
Ford Motor Credit Co. LLC
5.00%	05/15/18		75,000	77,512
General Electric Corp. (MTN)
1.41%	05/05/26	[2]	30,000	29,499
1.52%	08/15/36	[2]	75,000	66,114
General Motors Financial Co., Inc.
4.75%	08/15/17		10,000	10,113
Goldman Sachs Group, Inc. (MTN) (The)
2.14%	11/15/18	[2]	25,000	25,278
Goldman Sachs Group, Inc. (The)
2.38%	01/22/18		10,000	10,061
5.95%	01/18/18		35,000	36,151
6.15%	04/01/18		15,000	15,630
International Lease Finance Corp.
7.13%	09/01/18	[3]	100,000	107,000
Morgan Stanley (GMTN)
6.63%	04/01/18		115,000	120,398
Morgan Stanley (MTN)
5.95%	12/28/17		25,000	25,784
Morgan Stanley, Series 3NC2
1.84%	02/14/20	[2]	50,000	50,123
SL Green Realty Corp.
5.00%	08/15/18		40,000	41,380

				1,138,098

Food — 0.08%
Kraft Heinz Foods Co.
6.13%	08/23/18		15,000	15,862

Health Care — 1.30%
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[5]	10,000	10,046
Actavis, Inc.
1.88%	10/01/17		10,000	10,025
Aetna, Inc.
1.50%	11/15/17		10,000	10,000
Anthem, Inc.
1.88%	01/15/18		40,000	40,044
Baxalta, Inc.
2.00%	06/22/18		10,000	10,028
Bayer U.S. Finance LLC
1.50%	10/06/17	[3]	55,000	54,958
Express Scripts Holding Co.
1.25%	06/02/17		10,000	9,997
Providence Health & Services Obligated Group
2.10%	10/01/17	[2]	75,000	75,088

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[5]	$30,000	$29,831
UnitedHealth Group, Inc.
6.00%	02/15/18		15,000	15,580
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,5]	5,000	3,900

				269,497

Industrials — 0.49%
Temple-Inland, Inc.
6.63%	01/15/18		65,000	67,401
United Technologies Corp. (STEP)
1.78%	05/04/18		35,000	34,999

				102,400

Real Estate Investment Trust (REIT) — 5.29%
American Tower Corp.
4.50%	01/15/18		80,000	81,723
Boston Properties LP
3.70%	11/15/18		100,000	102,542
5.63%	11/15/20		15,000	16,554
Camden Property Trust
5.70%	05/15/17		20,000	20,095
DDR Corp.
7.50%	04/01/17		15,000	15,000
Duke Realty LP
6.50%	01/15/18		35,000	36,295
HCP, Inc.
2.63%	02/01/20		100,000	100,610
Highwoods Realty LP
7.50%	04/15/18		10,000	10,537
Kimco Realty Corp. (MTN)
4.30%	02/01/18		55,000	55,832
National Retail Properties, Inc.
6.88%	10/15/17		15,000	15,382
Post Apartment Homes LP
4.75%	10/15/17		15,000	15,127
Prologis LP
4.00%	01/15/18		15,000	15,180
Realty Income Corp.
2.00%	01/31/18		110,000	110,209
UDR, Inc. (MTN)
4.25%	06/01/18		70,000	71,935
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		55,000	55,091
4.00%	04/30/19		90,000	93,081

See accompanying notes to Schedule of Portfolio Investments.

23 / Annual Report March 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	$150,000	$150,043
2.70%	09/17/19	[3]	15,000	15,151
Welltower, Inc.
2.25%	03/15/18		115,000	115,529

				1,095,916

Retail — 0.07%
Walgreens Boots Alliance, Inc.
1.75%	05/30/18		15,000	15,019

Transportation — 0.03%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		5,562	5,754

Total Corporates
(Cost $4,276,586)				4,286,513

MORTGAGE-BACKED — 21.98%**
Commercial Mortgage-Backed — 15.87%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2007-5, Class A4
5.49%	02/10/51		86,101	86,607
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class F
5.21%	02/13/46	[2,3]	82,388	82,930
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T18, Class E
5.26%	02/13/42	[2,3]	100,000	100,351
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A1A
5.78%	12/10/49	[2]	28,118	28,162
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.78%	12/10/49	[2]	46,851	46,907
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class A4
5.88%	05/15/46	[2]	183,477	183,882
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.73%	07/10/38	[2]	21,201	21,302
Commercial Mortgage Trust, Series 2010-C1, Class A2
3.83%	07/10/46	[3]	9,124	9,250
Commercial Mortgage Trust, Series 2013-CR6, Class A1
0.72%	03/10/46		177,568	177,020
Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class A4
5.72%	06/15/39	[2]	11,157	11,151

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4
5.70%	09/15/40	[2]	$218,282	$219,257
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[3]	42,634	43,725
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28	[3]	40,000	41,471
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4
5.95%	08/10/45	[2]	16,536	16,557
GS Mortgage Securities Trust, Series 2010-C1, Class A1
3.68%	08/10/43	[3]	142,034	145,412
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[3]	22,517	23,190
GS Mortgage Securities Trust, Series 2012-GCJ9, Class A2
1.76%	11/10/45		91,182	91,306
GS Mortgage Securities Trust, Series2013-GC13, Class A2
2.81%	07/10/46		40,000	40,422
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48	[3]	6,511	6,479
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2
3.02%	08/15/46		99,983	101,670
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2
2.98%	11/15/45		36,705	37,276
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2
3.00%	01/15/47		90,000	91,510
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[2]	24,622	24,742
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		6,443	6,432
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4
5.84%	06/15/49	[2]	198,750	198,819
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2
3.62%	11/15/43	[3]	84,191	85,007

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 24

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed
(continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	$34,736	$35,484
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[3]	141,233	144,458
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class ASB
3.41%	01/15/46		55,000	57,049
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		63,296	64,214
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A2
1.68%	12/15/47		32,564	32,578
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCL (IO)
0.43%	09/15/39	[2,3,4]	1,677,699	8,271
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2
1.97%	08/15/45		27,902	27,922
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A3
2.83%	08/15/45		144,000	146,122
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		92,677	92,760
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2
1.86%	02/15/46		40,960	40,996
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46		171,093	171,729
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		88,658	92,033
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A3
2.73%	08/10/49		50,000	50,816
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.76%	06/15/49	[2]	3,949	3,945
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3
4.00%	03/15/44	[3]	177,797	182,364
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class A2
1.96%	05/15/45		200,000	200,697

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2013-C18, Class A3
3.65%	12/15/46		$15,000	$15,596

				3,287,871

Non-Agency Mortgage-Backed — 3.31%
Ameriquest Mortgage Securities, Inc., Series 2005-R3, Class M2
1.45%	05/25/35	[2]	45,000	44,758
Asset-Backed Funding Certificates, Series 2006-OPT1, Class A2
1.12%	09/25/36	[2]	47,830	46,273
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE6, Class M2
1.75%	07/25/35	[2]	3,922	3,938
Banc of America Funding Trust, Series 2006-G, Class 2A4
1.27%	07/20/36	[2]	87,986	87,518
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.86%	02/25/33	[2]	3,456	3,414
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.30%	05/27/37	[2,3]	15,886	15,873
Bear Stearns ALT-A Trust, Series 2004-11, Class 1A1
1.66%	11/25/34	[2]	18,519	18,183
Centex Home Equity Loan Trust, Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31		12,520	12,556
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE1, Class M2
1.32%	01/25/36	[2]	43,071	42,836
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.74%	08/25/35	[2]	32,733	21,427
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
1.58%	05/25/35	[2]	28,226	23,893
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	814	828
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		16,986	17,153
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
2.00%	11/25/33	[2]	20,209	19,457

See accompanying notes to Schedule of Portfolio Investments.

25 / Annual Report March 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
1.35%	07/19/44	[2]	$6,565	$6,394
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
3.58%	07/19/35	[2]	10,306	9,638
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.84%	08/25/34	[2]	11,145	9,524
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2
1.16%	02/25/37	[2]	12,297	12,103
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M1
1.66%	06/25/35	[2]	6,733	6,742
JPMorgan Resecuritization Trust, Series 2009-7, Class 14A1
2.68%	07/27/37	[2,3]	61,455	61,691
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1,270
Residential Asset Securities Trust, Series 2005-AHL3, Class A2
1.22%	11/25/35	[2]	20,523	20,497
Soundview Home Loan Trust, Series 2006-2, Class M1
1.31%	03/25/36	[2]	85,000	84,287
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,4]	4,200,825	58,299
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
2.04%	06/25/42	[2]	6,230	6,029
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-I, Class A1
2.89%	09/25/33	[2]	39,733	41,134
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-I, Class AI
3.16%	07/25/34	[2]	9,063	9,185

				684,900

U.S. Agency Mortgage-Backed — 2.80%

Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
1.11%	04/25/20	[2]	4,093	4,085
Fannie Mae Pool 467572
3.80%	04/01/18		18,119	18,357
Fannie Mae Pool 468769
3.42%	09/01/18		36,287	36,968
Fannie Mae Pool 802665
2.99%	12/01/34	[2]	3,219	3,292

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0851
6.00%	10/01/40		$6,597	$7,486
Fannie Mae REMICS, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	58,466	8,676
Fannie Mae REMICS, Series 2003-11, Class FA
1.98%	09/25/32	[2]	12,386	12,691
Fannie Mae REMICS, Series 2008-47, Class PF
1.48%	06/25/38	[2]	3,740	3,745
Fannie Mae REMICS, Series 2010-109, Class PF
1.38%	10/25/40	[2]	10,953	10,981
Fannie Mae REMICS, Series G-36, Class ZB
7.00%	11/25/21		655	694
Fannie Mae-Aces, Series 2006-M2, Class A2F
5.26%	05/25/20	[2]	6,301	6,352
Fannie Mae-Aces, Series 2013-M14, Class FA
1.33%	08/25/18	[2]	17,134	17,162
Fannie Mae-Aces, Series 2014-M2, Class ASV2
2.78%	06/25/21	[2]	23,042	23,434
Fannie Mae-Aces, Series 2014-M8, Class FA
1.02%	05/25/18	[2]	53,820	53,862
Fannie Mae-Aces, Series 2016-M9, Class FA
1.27%	09/25/23	[2]	49,714	49,718
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K003, Class A4
5.05%	01/25/19		165,000	172,570
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.41%	07/25/20	[2]	5,984	6,006
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
1.33%	09/25/21	[2]	18,979	19,010
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
1.16%	07/25/22	[2]	17,629	17,625
Freddie Mac REMICS, Series 2591, Class EF
1.41%	03/15/32	[2]	1,640	1,640

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 26

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2684, Class F
1.81%	01/15/33	[2]	$11,771	$12,004
Freddie Mac REMICS, Series 3501, Class JA
4.00%	04/15/37		3,729	3,742
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		32,892	33,393
Freddie Mac Strips, Series 263, Class F5
1.41%	06/15/42	[2]	35,310	35,499
Freddie Mac, Series KF08, Class A
1.08%	01/25/22	[2]	14,125	14,132
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		63	63
Ginnie Mae, Series 2011-142, Class A
2.34%	10/16/40		6,574	6,603

				579,790

Total Mortgage-Backed
(Cost $4,594,067)				4,552,561

U.S. TREASURY SECURITIES — 18.19%
U.S. Treasury Notes — 18.19%
U.S. Treasury Notes
0.75%	08/15/19		1,430,000	1,410,003
1.38%	02/15/20		2,365,000	2,357,794

				3,767,797

Total U.S. Treasury Securities
(Cost $3,756,702)				3,767,797

Total Bonds – 69.79%
(Cost $14,474,104)				14,457,796

Issues			Shares	Value
MUTUAL FUNDS — 4.69%
Mutual Funds — 4.69%
SPDR S&P500 ETF Trust			4,120	971,249

Total Mutual Funds
(Cost $976,153)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 27.42%
Money Market Funds — 2.83%
Dreyfus Government Cash Management Fund
0.66%[6]			$585,000	$585,000

U.S. Treasury Bills — 24.59%
U.S. Treasury Bills
0.42%[7]	04/06/17	[8]	846,000	845,961
0.62%[7]	04/13/17		1,050,000	1,049,792
0.63%[7]	04/20/17		1,500,000	1,499,489
0.68%[7]	04/27/17		1,700,000	1,699,179

				5,094,421

Total Short-Term Investments
(Cost $5,679,232)				5,679,421

Total Investments – 101.90%
(Cost $21,129,489)[1]				21,108,466

Liabilities in Excess of Other
Assets – (1.90)%				(394,233)

Net Assets – 100.00%				$20,714,233

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
165	S&P 500 E Mini Index, Expiration June 2017	$(106,482)

	Net unrealized (depreciation)	$(106,482)

Notes:

[1]	Cost for federal income tax purposes is $21,139,164 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$43,107
Gross unrealized (depreciation)	(73,805)

Net unrealized (depreciation)	$(30,698)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $141,500, which is 0.68% of total net assets.

[5]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[6]	Represents the current yield as of March 31, 2017.

[7]	Represents annualized yield at date of purchase.

[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $845,958.

See accompanying notes to Schedule of Portfolio Investments.

27 / Annual Report March 2017

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2017

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(MTN): Medium-term note

(S&P): Standard and Poor’s

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 28

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.66%
BANK LOANS — 81.88%*
Automotive — 0.18%
Allison Transmission, Inc., Term Loan B, 1st Lien
3.00% (LIBOR plus 2.00%)	09/23/22	[2]	$417,863	$422,100

Commercial Services — 0.54%
Press Ganey Holdings, Inc., Term Loan, 1st Lien
4.25% (LIBOR plus 3.25%)	10/21/23	[2]	1,246,875	1,251,944

Communications — 9.55%
Beasley Broadcast Group, Inc., Term Loan B, 1st Lien
7.00% (LIBOR plus 6.00%)	11/01/23	[2]	894,340	908,873
CBS Radio, Inc., Term Loan B, 1st Lien
2.75% (LIBOR plus 2.75%)	03/02/24	[2]	500,000	503,438
Charter Communications Operating LLC, Term Loan E, 1st Lien
2.99% (LIBOR plus 2.00%)	07/01/20	[2]	744,201	747,044
Charter Communications Operating LLC, Term Loan I, 1st Lien
3.23% (LIBOR plus 2.25%)	01/15/24	[2]	495,000	497,958
Cincinnati Bell, Term Loan, 1st Lien
4.00% (LIBOR plus 3.00%)	09/10/20	[2]	292,407	294,710
CSC Holdings LLC, Term Loan B, 1st Lien
3.94% (LIBOR plus 3.00%)	10/11/24	[2]	1,155,000	1,154,642
GTT Communications, Inc., Term Loan, 1st Lien
5.00% (LIBOR plus 4.00%)	01/09/24	[2]	1,496,250	1,519,008
Mediarena Acquisition BV, Term Loan, 1st Lien
6.75% (LIBOR plus 5.75%)	08/13/21	[2]	1,326,022	1,187,347
Merrill Communications LLC, Term Loan, 1st Lien
6.29% (LIBOR plus 5.25%)	06/01/22	[2]	492,135	493,365
Mission Broadcasting, Inc., Term Loan B, 1st Lien
3.94% (LIBOR plus 3.00%)	01/17/24	[2]	42,131	42,552
Nexstar Broadcasting Group, Inc., Term Loan B, 1st Lien
3.94% (LIBOR plus 3.00%)	01/17/24	[2]	435,043	439,393
Numericable U.S. LLC, Term Loan B, 1st Lien
5.29% (LIBOR plus 4.25%)	01/15/24	[2]	744,375	747,364
Outfront Media Capital LLC, Term Loan B, 1st Lien
3.18% (LIBOR plus 2.25%)	03/16/24	[2]	2,000,000	2,017,000
Sinclair Broadcast Group, Inc., Term Loan B2, 1st Lien
3.24% (LIBOR plus 2.25%)	01/03/24	[2]	1,985,056	1,992,252
Springer Science & Business Media GMBH, Term Loan B9, 1st Lien
4.50% (LIBOR plus 4.50%)	08/15/20	[2]	498,728	499,531

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Sprint Communications, Inc., Term Loan B, 1st Lien
3.50% (LIBOR plus 2.50%)	02/02/24	[2]	$1,000,000	$1,001,075
Tribune Media Co., Term Loan B, 1st Lien
3.98% (LIBOR plus 3.00%)	12/27/20	[2]	43,470	43,933
Tribune Media Co., Term Loan C, 1st Lien
3.98% (LIBOR plus 3.00%)	01/27/24	[2]	543,161	547,506
Univision Communications, Inc., Term Loan C5, 1st Lien
3.75% (LIBOR plus 2.75%)	03/15/24	[2]	2,604,224	2,592,011
Virgin Media Bristol LLC, Term Loan, 1st Lien
3.66% (LIBOR plus 2.75%)	01/31/25	[2]	1,500,000	1,505,745
Windstream Services LLC, Term Loan B6, 1st Lien
4.95% (LIBOR plus 4.00%)	03/29/21	[2]	1,491,883	1,504,318
Windstream Services LLC, Term Loan, 1st Lien
4.20% (LIBOR plus 3.25%)	02/17/24	[2]	598,500	600,185
Ziggo Secured Finance, Term Loan E, 1st Lien
3.41% (LIBOR plus 2.50%)	04/27/25	[2]	1,250,000	1,250,581

				22,089,831

Consumer Discretionary — 4.05%
CityCenter Holdings LLC, Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	10/16/20	[2]	602,499	609,403
Constellation Brands, Inc., Term Loan B, 1st Lien
4.89% (LIBOR plus 3.75%)	12/15/23	[2]	1,995,000	2,019,319
Hanesbrands, Inc., Term Loan B, 1st Lien
3.48% (LIBOR plus 2.50%)	04/29/22	[2]	374,853	378,508
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
2.98% (LIBOR plus 2.00%)	10/25/23	[2]	685,308	691,421
KFC Holding Co., Term Loan B, 1st Lien
2.98% (LIBOR plus 2.00%)	06/16/23	[2]	1,492,500	1,501,985
La Quinta Intermediate Holdings LLC, Term Loan B, 1st Lien
3.77% (LIBOR plus 2.75%)	04/14/21	[2]	1,403,388	1,413,177
Nielsen Finance LLC, Term Loan, B3, 1st Lien
3.35% (LIBOR plus 2.50%)	10/04/23	[2]	1,246,875	1,256,339
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
3.98% (LIBOR plus 3.00%)	02/05/23	[2]	1,492,509	1,500,054

				9,370,206

Consumer Products — 0.86%
Hoffmaster Group, Inc., Term Loan, 1st Lien
5.50% (LIBOR plus 4.50%)	11/23/23	[2]	997,500	1,011,216

See accompanying notes to Schedule of Portfolio Investments.

29 / Annual Report March 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Products (continued)
Prestige Brands, Inc., Term Loan B4, 1st Lien
3.73% (LIBOR plus 2.75%)	01/26/24	[2]	$968,465	$978,857

				1,990,073

Consumer Staples — 0.85%
Candy Intermediate Holdings, Inc., Term Loan B, 1st Lien
5.65% (LIBOR plus 4.50%)	06/15/23	[2]	992,500	972,650
Hostess Brands LLC, Term Loan, 1st Lien
4.00% (LIBOR plus 3.00%)	08/03/22	[2,3]	987,525	998,511

				1,971,161

Electric — 3.98%
Calpine Corp., Term Loan B8, 1st Lien
2.74% (LIBOR plus 1.75%)	12/31/19	[2]	250,000	250,156
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75% (LIBOR plus 4.75%)	12/31/20	[2,3]	977,500	792,264
Energy Future Intermediate Holding Co. LLC, Term Loan, 1st Lien (DIP)
4.30% (LIBOR plus 3.25%)	06/30/17	[2]	1,000,000	1,000,415
ExGen Texas Power LLC, Term Loan B, 1st Lien
5.90% (LIBOR plus 4.75%)	09/18/21	[2,3]	969,661	641,188
GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien
4.25% (LIBOR plus 3.25%)	05/08/20	[2]	1,124,186	1,074,536
Lightstone Generation LLC, Term Loan B, 1st Lien
5.54% (LIBOR plus 4.50%)	01/30/24	[2]	469,837	473,419
Lightstone Generation LLC, Term Loan C, 1st Lien
5.54% (LIBOR plus 4.50%)	01/30/24	[2]	28,986	29,207
Moxie Liberty (Panda), Term Loan, 1st Lien
7.65% (LIBOR plus 6.50%)	08/21/20	[2]	1,588,367	1,568,512
Panda Power Funds, Term Loan B1, 1st Lien
6.90% (LIBOR plus 5.75%)	12/19/20	[2,3]	976,387	959,300
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[2]	1,218,375	1,217,486
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[2]	278,571	278,368
Viva Alamo LLC, Term Loan B, 1st Lien
5.30% (LIBOR plus 4.25%)	02/20/21	[2,3]	954,320	911,375

				9,196,226

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy — 1.64%
Contura Energy, Inc., Term Loan, 1st Lien
6.00% (LIBOR plus 5.00%)	03/17/24	[2]	$500,000	$497,500
EMG Utica LLC, Term Loan B, 1st Lien
4.90% (LIBOR plus 3.75%)	03/27/20	[2,3]	674,558	678,774
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien
5.64% (LIBOR plus 4.50%)	06/18/20	[2,3]	735,928	524,960
Pike Corp., Term Loan, 2nd Lien
9.00% (LIBOR plus 8.00%)	09/10/24	[2]	1,000,000	1,017,500
Power Buyer LLC, Term Loan, 1st Lien
4.40% (LIBOR plus 3.25%)	05/06/20	[2]	1,074,750	1,077,775

				3,796,509

Entertainment — 1.08%
AMC Entertainment Holdings, Inc., Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	12/15/23	[2]	1,000,000	1,010,160
AMC Entertainment, Inc., Term Loan B, 1st Lien
3.66% (LIBOR plus 2.75%)	12/15/22	[2]	482,613	487,490
Regal Cinemas Corp., Term Loan, 1st Lien
3.48% (LIBOR plus 2.50%)	04/01/22	[2]	995,006	1,005,892

				2,503,542

Finance — 8.12%
Admi Corp., Term Loan B, 1st Lien
4.75% (LIBOR plus 3.75%)	04/30/22	[2]	1,000,000	1,010,630
Arnhold and S Bleichroeder Holdings, Inc., Term Loan B, 1st Lien
5.15% (LIBOR plus 4.00%)	12/01/22	[2]	987,500	991,820
Aruba Investments, Inc., Term Loan B, 1st Lien
4.65% (LIBOR plus 3.50%)	02/02/22	[2]	409,377	410,994
Assured Partners, Inc., Term Loan, 1st Lien
5.25% (LIBOR plus 4.25%)	10/21/22	[2]	493,775	498,342
Auris Luxembourg III SARL, Term Loan B, 1st Lien (Luxembourg)
4.15% (LIBOR plus 3.00%)	01/17/22	[2,4]	1,460,072	1,475,133
Black Knight InfoServ LLC, Term Loan B, 1st Lien
3.25% (LIBOR plus 2.25%)	05/27/22	[2]	982,500	987,722
Camelot Finance LP, Term Loan B, 1st Lien
4.75% (LIBOR plus 3.75%)	10/03/23	[2]	995,000	998,114
CBAC Borrower LLC, Term Loan B, 1st Lien
8.25% (LIBOR plus 7.00%)	07/02/20	[2]	1,982,462	1,989,896
Delos Finance SARL, Term Loan B, 1st Lien
3.40% (LIBOR plus 2.25%)	10/06/23	[2]	2,000,000	2,025,000
Fly Funding II SARL, Term Loan, 1st Lien
3.79% (LIBOR plus 2.75%)	08/09/19	[2]	893,333	898,358

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 30

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
GTCR Valor Cos., Inc., Term Loan B, 1st Lien
7.15% (LIBOR plus 6.00%)	06/16/23	[2]	$992,500	$999,195
Helix Gen Funding LLC, Term Loan B, 1st Lien
4.75% (LIBOR plus 3.75%)	03/10/24	[2]	1,000,000	1,015,940
Midas Intermediate Holdco II LLC, Term Loan B, 1st Lien
3.90% (LIBOR plus 2.75%)	08/18/21	[2]	1,485,520	1,498,519
Telenet Financing LLC, Term Loan, 1st Lien
3.91% (LIBOR plus 3.00%)	01/31/25	[2]	2,000,000	2,006,130
WideOpenWest Finance LLC, Term Loan B, 1st Lien
4.55% (LIBOR plus 3.50%)	08/19/23	[2]	1,960,768	1,973,562

				18,779,355

Food — 1.58%
Chobani LLC, Term Loan B, 1st Lien
5.25% (LIBOR plus 4.25%)	10/07/23	[2]	997,500	1,008,722
Del Monte Foods, Inc., Term Loan, 1st Lien
4.31% (LIBOR plus 3.25%)	02/18/21	[2]	485,000	403,358
Dole Food Co., Inc., Term Loan B, 1st Lien
6.50% (PRIME plus 2.50%)	11/01/18	[2]	27,626	27,687
4.50% (LIBOR plus 3.50%)	11/01/18	[2]	705,356	706,897
Hearthside Group Holdings LLC, Term Loan B, 1st Lien
1.00% (LIBOR plus 3.00%)	06/02/21	[2]	494,911	499,860
Pinnacle Foods LLC, Term Loan B, 1st Lien
2.81% (LIBOR plus 2.00%)	02/03/24	[2]	997,500	1,002,996

				3,649,520

Gaming — 7.48%
Affinity Gaming, Term Loan, 1st Lien
4.52% (LIBOR plus 3.50%)	07/01/23	[2]	496,250	499,766
Amaya, Inc., Term Loan B, 1st Lien (Canada)
4.65% (LIBOR plus 3.50%)	08/01/21	[2,4]	997,462	1,001,621
American Casino & Entertainment Properties LLC, Term Loan
4.25% (LIBOR plus 3.25%)	07/07/22	[2]	762,161	768,830
Boyd Gaming Corp., Term Loan B, 1st Lien
3.44% (LIBOR plus 2.50%)	09/15/23	[2]	1,527,500	1,538,597
Caesers Entertainment Resort Properties LLC, Term Loan B, 1st Lien
7.00% (LIBOR plus 6.00%)	10/11/20	[2]	1,241,660	1,250,979
Gateway Casinos & Entertainment Ltd., Term Loan B1, 1st Lien
4.80% (LIBOR plus 3.75%)	02/22/23	[2]	1,000,000	1,012,290
Golden Nugget, Inc., Delayed-Draw Term Loan, 1st Lien
4.50% (LIBOR plus 3.50%)	11/21/19	[2]	392,669	399,051

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
Golden Nugget, Inc., Term Loan B, 1st Lien
4.54% (LIBOR plus 3.50%)	11/21/19	[2]	$916,227	$931,120
Greektown Superholdings, Inc., Term Loan B, 1st Lien
3.75% (LIBOR plus 3.00%)	03/21/24	[2]	2,000,000	2,003,130
Las Vegas Sands LLC, Term Loan, 1st Lien
2.98% (LIBOR plus 2.00%)	03/24/24	[2]	1,965,075	1,968,760
MotorCity Casino, Term Loan B, 1st Lien
4.23% (LIBOR plus 3.25%)	08/09/21	[2]	1,320,741	1,330,917
Penn National Gaming, Inc., Term Loan B, 1st Lien
3.52% (LIBOR plus 2.50%)	01/19/24	[2]	2,000,000	2,016,000
Pinnacle Entertainment, Inc., Term Loan B, 1st Lien
3.99% (LIBOR plus 3.00%)	04/28/23	[2]	121,667	123,264
Station Casinos LLC, Term Loan B, 1st Lien
3.45% (LIBOR plus 2.50%)	06/08/23	[2]	1,488,750	1,492,383
Tropicana Entertainment, Inc., Term Loan, 1st Lien
4.00% (LIBOR plus 3.00%)	11/27/20	[2]	965,000	971,340

				17,308,048

Health Care — 10.35%
Acadia Healthcare Co., Inc., Term Loan B, 1st Lien
3.98% (LIBOR plus 3.00%)	02/11/22	[2]	977,500	984,831
Acadia Healthcare Co., Inc., Term Loan B2, 1st Lien
3.98% (LIBOR plus 3.00%)	02/16/23	[2]	296,250	298,287
American Renal Holdings, Inc., Term Loan B, 1st Lien
4.75% (LIBOR plus 3.50%)	09/22/19	[2]	1,490,683	1,494,104
BCPE Eagle Holdings, Inc., Term Loan, 1st Lien
5.25% (LIBOR plus 4.25%)	03/16/24	[2]	1,250,000	1,251,563
Change Healthcare Holdings LLC, Term Loan B, 1st Lien
3.75% (LIBOR plus 2.75%)	03/01/24	[2]	1,000,000	1,002,815
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
3.80% (LIBOR plus 2.75%)	12/31/19	[2]	331,971	330,388
CHS/Community Health Systems, Inc., Term Loan H, 1st Lien
4.05% (LIBOR plus 3.00%)	01/27/21	[2]	339,579	335,526
DaVita Healthcare Partners, Inc., Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	06/24/21	[2]	972,500	985,366
Endo Luxembourg Finance I Co. SARL, Term Loan B, 1st Lien (Luxembourg)
4.00% (LIBOR plus 3.00%)	09/25/22	[2,4]	740,006	740,313

See accompanying notes to Schedule of Portfolio Investments.

31 / Annual Report March 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Fisher Scientific International, Inc.,
Term Loan, 1st Lien
4.15% (LIBOR plus 3.00%)	11/30/23	[2]	$997,500	$1,009,580
Genoa Healthcare LLC, Term Loan, 1st Lien
4.90% (LIBOR plus 3.75%)	10/28/23	[2]	1,990,623	2,004,727
Goldcup Merger Sub, Inc., Term Loan B,
1st Lien
6.03% (LIBOR plus 5.00%)	05/03/23	[2]	496,250	502,920
Greatbatch Ltd., Term Loan B, 1st Lien
4.50% (LIBOR plus 3.50%)	10/27/22	[2]	2,104,544	2,107,501
Halyard Health, Inc., Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	11/01/21	[2]	591,121	597,404
HCA, Inc., Term Loan B9, 1st Lien
2.98% (LIBOR plus 2.00%)	03/18/23	[2]	755,711	760,226
Inventiv Health, Inc., Term Loan B, 1st Lien
4.80% (LIBOR plus 3.75%)	11/09/23	[2]	1,995,000	2,005,803
Millennium Health Holdco, Inc.,
Term Loan, 1st Lien
7.50% (LIBOR plus 6.50%)	12/21/20	[2]	1,689,467	873,598
Multiplan Corp., Term Loan B, 1st Lien
4.90% (LIBOR plus 3.75%)	06/07/23	[2]	1,368,156	1,387,453
NMSC Holdings, Inc., Term Loan B, 1st Lien
6.15% (LIBOR plus 5.00%)	04/19/23	[2]	677,338	677,338
Prospect Medical Holdings, Inc.,
Term Loan B, 1st Lien
7.06% (LIBOR plus 6.00%)	06/30/22	[2,3]	994,994	1,009,297
Sterigenics-Nordion Holdings LLC,
Term Loan B, 1st Lien
4.40% (LIBOR plus 3.25%)	05/15/22	[2]	950,196	953,165
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
4.75% (LIBOR plus 3.75%)	11/03/20	[2]	488,754	495,017
Valeant Pharmaceuticals International, Inc.,
Term Loan BF1, 1st Lien (Canada)
5.57% (LIBOR plus 4.75%)	04/01/22	[2,4]	2,132,071	2,140,471

				23,947,693

Industrials — 13.76%
Abacus Innovations Corp.,
Term Loan B, 1st Lien
3.25% (LIBOR plus 2.25%)	08/16/23	[2]	748,125	755,980
B/E Aerospace, Inc., Term Loan B, 1st Lien
4.00% (LIBOR plus 3.00%)	12/16/21	[2]	1,438,182	1,439,980
Berlin Packaging LLC, Term Loan, 1st Lien
4.50% (LIBOR plus 3.50%)	10/01/21	[2]	994,929	1,002,033
Berry Plastics Corp., Term Loan J, 1st Lien
3.52% (LIBOR plus 2.50%)	01/13/24	[2]	500,000	503,888
BWAY Holding Co., Term Loan B, 1st Lien
4.75% (LIBOR plus 3.75%)	08/14/23	[2]	761,051	760,693

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Casella Waste Systems, Inc., Term Loan B,
1st Lien
4.00% (LIBOR plus 3.00%)	10/17/23	[2]	$498,750	$503,114
Consolidated Container Co. LLC,
Term Loan B, 1st Lien
5.00% (LIBOR plus 3.75%)	07/03/19	[2,3]	231,993	232,283
Consolidated Container Co. LLC,
Term Loan B, 2nd Lien
7.75% (LIBOR plus 6.50%)	01/03/20	[2,3]	1,000,000	992,500
CPI Holdco LLC, Term Loan, 1st Lien
5.15% (LIBOR plus 4.00%)	03/21/24	[2]	1,000,000	1,008,125
DigitalGlobe, Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	01/15/24	[2]	1,995,000	2,005,294
Exopac, Term Loan B, 1st Lien
4.65% (LIBOR plus 3.50%)	05/08/19	[2]	497,429	497,842
Filtration Group, Inc., Term Loan B, 1st Lien
4.30% (LIBOR plus 3.25%)	11/21/20	[2,3]	1,723,728	1,739,354
Husky Injection Molding Systems Ltd.,
Term Loan B, 1st Lien
4.25% (LIBOR plus 3.25%)	06/30/21	[2]	938,776	944,469
Infiltrator Systems Integrated LLC,
Term Loan, 1st Lien
4.65% (LIBOR plus 3.50%)	05/27/22	[2]	983,232	995,523
Jason, Inc., Term Loan, 1st Lien
7.50% (PRIME plus
3.50%)	06/30/21	[2]	1,571	1,391
5.65% (LIBOR plus 4.50%)	06/30/21	[2]	245,891	217,736
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.90% (LIBOR plus 6.75%)	06/19/22	[2,3]	150,000	133,875
Johnson Controls International PLC,
Senior Term Loan
2.81% (LIBOR plus 1.75%)	09/10/19	[2,3]	1,500,000	1,498,597
Macdermid, Inc., Term Loan B4, 1st Lien
5.00% (LIBOR plus 4.00%)	06/07/23	[2]	997,494	1,002,172
Mauser Holding GMBH, Term Loan, 1st Lien
4.50% (LIBOR plus 3.50%)	07/31/21	[2]	1,268,970	1,274,046
Multi Packaging Solutions, Inc.
4.25% (LIBOR plus 3.25%)	09/30/20	[2]	377,706	378,178
Multi Packaging Solutions, Inc., Term Loan,
1st Lien
4.25% (LIBOR plus 3.25%)	09/30/20	[2]	753,553	754,495
Munters Corp., Term Loan B, 1st Lien
6.27% (LIBOR plus 5.25%)	05/05/21	[2]	736,742	742,268
OSG Bulk Ships, Inc.,
Term Loan B-Exit, 1st Lien
5.29% (LIBOR plus 4.25%)	08/05/19	[2]	793,985	789,022
OSG International, Inc.,
Term Loan B-Exit, 1st Lien
5.79% (LIBOR plus 4.75%)	08/05/19	[2]	996,640	997,268

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 32

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Penn Engineering & Manufacturing Corp.,
Term Loan, 1st Lien
4.04% (LIBOR plus 3.00%)	08/29/21	[2]	$487,500	$488,719
PGT, Inc., Term Loan B, 1st Lien
5.75% (LIBOR plus 4.75%)	02/16/22	[2]	488,843	494,037
Platform Specialty Products Corp., Term
Loan B5, 1st Lien
4.50% (LIBOR plus 3.50%)	06/07/20	[2]	59,141	59,854
Ply Gem Industries, Inc., Term Loan, 1st Lien
4.15% (LIBOR plus 3.00%)	01/30/21	[2,3]	298,953	300,137
PLZ Aeroscience Corp., Term Loan, 1st Lien
4.63% (LIBOR plus 3.50%)	07/31/22	[2]	1,232,281	1,243,064
PrimeLine Utility Services LLC, Term Loan B,
1st Lien
6.52% (LIBOR plus 5.50%)	11/12/22	[2]	1,488,609	1,506,293
ProAmpac LLC, Term Loan, 1st Lien
5.06% (LIBOR plus 4.00%)	10/18/23	[2]	1,496,250	1,512,709
SIG Combibloc U.S. Acquisition, Inc.,
Term Loan B, 1st Lien
4.00% (LIBOR plus 3.00%)	03/13/22	[2]	1,200,116	1,210,695
Synagro Infrastructure, Term Loan, 1st Lien
6.40% (LIBOR plus 5.25%)	08/22/20	[2,3]	673,372	621,186
TransDigm, Inc., Term Loan F, 1st Lien
3.98% (LIBOR plus 3.00%)	06/09/23	[2]	491,263	489,956
TricorBraun, Inc.,
Term Loan, 1st Lien
4.90% (LIBOR plus 3.75%)	10/30/23	[2,5]	1,360,227	1,375,530
USIC Holdings, Inc., Term Loan, 1st Lien
5.17% (LIBOR plus 3.75%)	12/09/23	[2]	997,500	1,005,605
Zebra Technologies Corp.,
Term Loan B, 1st Lien
3.60% (LIBOR plus 2.50%)	10/27/21	[2,3]	357,500	360,852

				31,838,763

Information Technology — 6.14%
Aclara Technologies LLC, Term Loan B, 1st Lien
6.80% (LIBOR plus 5.75%)	08/29/23	[2,3]	1,492,500	1,522,350
Ciena Corp., Term Loan B, 1st Lien
3.48% (LIBOR plus 2.50%)	01/30/22	[2]	201,774	203,792
Dell International LLC,
Term Loan, 1st Lien
3.49% (LIBOR plus 2.50%)	09/07/23	[2]	1,496,250	1,504,277
Equinix, Inc., Term Loan B, 1st Lien
3.48% (LIBOR plus 2.50%)	01/09/23	[2]	495,000	499,641
First Data Corp., Term Loan, 1st Lien
3.98% (LIBOR plus 3.00%)	03/24/21	[2]	655,794	661,533
3.98% (LIBOR plus 3.00%)	07/10/22	[2]	279,886	282,335
Oberthur Technologies Group SAS, Term Loan B1, 1st Lien
3.75% (LIBOR plus 3.75%)	12/15/23	[2,6]	572,368	577,377

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
ON Semiconductor Corp., Term Loan B,
1st Lien
3.23% (LIBOR plus 2.25%)	03/31/23	[2]	$1,134,692	$1,141,313
Optiv Security, Inc., Term Loan, 1st Lien
4.25% (LIBOR plus 3.25%)	02/01/24	[2]	500,000	503,440
Sophia LP, Term Loan B, 1st Lien
4.40% (LIBOR plus 3.25%)	09/30/22	[2]	1,222,550	1,223,889
SS&C Technologies Holdings SARL,
Term Loan B2, 1st Lien
3.23% (LIBOR plus 2.25%)	07/08/22	[2]	84,871	85,410
SS&C Technologies, Inc.,
Term Loan B1, 1st Lien
3.23% (LIBOR plus 2.25%)	07/08/22	[2]	992,825	999,135
Synchronoss Technologies, Inc.,
Term Loan B, 1st Lien
4.08% (LIBOR plus 2.75%)	01/19/24	[2]	2,000,000	1,993,500
TierPoint LLC, Term Loan B, 1st Lien
5.25% (LIBOR plus 4.25%)	12/02/21	[2]	496,193	497,743
5.50% (LIBOR plus 4.50%)	12/02/21	[2]	987,500	992,847
Zayo Group LLC, Term Loan B2, 1st Lien
3.50% (LIBOR plus 2.50%)	01/19/24	[2]	1,500,000	1,509,270

				14,197,852

Insurance — 0.81%
Alliant Holdings I LLC, Term Loan B, 1st Lien
4.39% (LIBOR plus 3.25%)	08/12/22	[2]	639,120	643,287
Hyperion Insurance Group Ltd.,
Term Loan B, 1st Lien
5.50% (LIBOR plus 4.50%)	04/29/22	[2]	1,226,231	1,233,386

				1,876,673

Materials — 0.83%
Dubois Chemicals, Inc., Term Loan, 1st Lien
4.88% (LIBOR plus 3.75%)	03/15/24	[2,7]	1,400,000	1,413,419
Quikrete Holdings, Inc., Term Loan, 1st Lien
4.23% (LIBOR plus 3.25%)	11/15/23	[2]	498,750	504,004

				1,917,423

Real Estate Investment Trust (REIT) — 1.40%
DTZ U.S. Borrower LLC,
Term Loan B, 1st Lien
4.29% (LIBOR plus 3.25%)	11/04/21	[2]	1,234,934	1,244,004
MGM Growth Properties Operating
Partnership, Term Loan B, 1st Lien
3.48% (LIBOR plus 2.50%)	04/25/23	[2]	1,983,731	1,996,129

				3,240,133

Services — 6.63%
Alix Partners LP, Term Loan B, 1st Lien
4.00% (LIBOR plus 3.00%)	07/28/22	[2]	979,478	984,115

See accompanying notes to Schedule of Portfolio Investments.

33 / Annual Report March 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)
ESH Hospitality, Inc., Term Loan B, 1st Lien
3.48% (LIBOR plus 2.50%)	08/30/23	[2]	$1,492,509	$1,502,024
Global Payments, Inc., Term Loan B, 1st Lien
3.48% (LIBOR plus 2.50%)	04/22/23	[2]	258,218	260,236
Mister Car Wash Holdings, Inc.,
Delayed Draw Term Loan, 1st Lien
5.27% (LIBOR plus 4.25%)	08/21/21	[2]	249,361	251,854
Mister Car Wash Holdings, Inc., Term Loan, 1st Lien
5.25% (LIBOR plus 4.25%)	08/21/21	[2]	1,243,608	1,256,044
NEP/NCP Holdco, Term Loan B, 1st Lien
4.25% (LIBOR plus 3.25%)	01/22/20	[2]	1,231,060	1,234,390
PODS Enterprises LLC, Term Loan B2, 1st Lien
4.25% (LIBOR plus 3.25%)	02/02/22	[2]	1,481,738	1,496,555
Prime Security Services Borrower LLC, Term Loan, 1st Lien
4.25% (LIBOR plus 3.25%)	05/02/22	[2]	1,139,282	1,152,333
Research Now Group, Inc., Term Loan B, 1st Lien
7.50% (PRIME plus 3.50%)	03/18/21	[2,3]	1,875	1,849
5.65% (LIBOR plus 4.50%)	03/18/21	[2,3]	735,000	724,894
SRS Distribution, Inc., Term Loan, 1st Lien
5.29% (LIBOR plus 4.25%)	08/25/22	[2]	493,750	501,260
St. George’s University LLC, Term Loan B, 1st Lien
6.40% (LIBOR plus 5.25%)	07/06/22	[2]	488,589	496,223
TKC Holdings, Inc., Term Loan, 1st Lien
4.75% (LIBOR plus 3.75%)	02/01/23	[2]	2,000,000	2,022,920
VGD Merger Sub LLC, Term Loan B, 1st Lien
4.25% (LIBOR plus 3.25%)	08/18/23	[2]	1,492,500	1,502,492
Wash Multifamily Laundry Systems LLC, Term Loan B, 1st Lien
4.25% (LIBOR plus 3.25%)	05/14/22	[2]	1,254,115	1,256,466
4.25% (LIBOR plus 3.25%)	05/14/22	[2]	219,633	220,044
Weight Watchers International, Inc., Term Loan B2, 1st Lien
4.07% (LIBOR plus 3.25%)	04/02/20	[2]	498,701	465,907

				15,329,606

Transportation — 2.05%
Air Canada, Term Loan B, 1st Lien (Canada)
3.76% (LIBOR plus 2.75%)	10/06/23	[2,4]	1,000,000	1,007,505
American Airlines, Inc., Term Loan B, 1st Lien
2.98% (LIBOR plus 2.00%)	06/27/20	[2]	970,219	970,689
Avolon SARL, Term Loan B1, 1st Lien (Luxembourg)
3.23% (LIBOR plus 2.25%)	09/16/20	[2,4]	1,000,000	1,012,500

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation (continued)
Avolon SARL, Term Loan B2, 1st Lien
(Luxembourg)
3.73% (LIBOR plus 2.75%)	03/20/22	[2,4]	$500,000	$507,293
Delta Air Lines, Inc., Term Loan B1, 1st Lien
3.35% (LIBOR plus 2.50%)	10/18/18	[2]	492,288	495,018
Navios Maritime Partners LP, Term Loan B,
1st Lien (Greece)
(LIBOR plus 5.00%)	09/14/20	[2,4]	750,000	744,611

				4,737,616

Total Bank Loans
(Cost $189,204,618)				189,414,274

CORPORATES — 7.58%*
Banking — 0.21%
Bank of America N.A. (BKNT)
1.43%	06/15/17	[2]	500,000	500,094

Communications — 2.21%
Altice U.S. Finance I Corp.
5.50%	05/15/26	[8]	1,000,000	1,030,000
Block Communications, Inc.
6.88%	02/15/25	[8]	500,000	530,625
CSC Holdings LLC
6.75%	11/15/21		1,000,000	1,086,875
DISH DBS Corp.
4.25%	04/01/18		1,000,000	1,019,070
Sprint Communications, Inc.
9.00%	11/15/18	[8]	400,000	434,520
Verizon Communications, Inc.
2.87%	09/14/18	[2]	1,000,000	1,021,561

				5,122,651

Consumer Discretionary — 0.67%
Churchill Downs, Inc.
5.38%	12/15/21		1,000,000	1,045,000
High Ridge Brands Co.
8.88%	03/15/25	[8]	500,000	511,250

				1,556,250

Finance — 1.39%
Citigroup, Inc.
1.60%	08/25/36	[2]	1,800,000	1,456,999
General Electric Corp. (MTN)
1.52%	08/15/36	[2]	850,000	749,291
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24		980,000	1,004,335

				3,210,625

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 34

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food — 0.88%
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[8]	$1,000,000	$1,028,750
Dole Food Co., Inc.
7.25%	06/15/25	[8]	1,000,000	1,002,500

				2,031,250

Health Care — 0.53%
Actavis Funding SCS (Luxembourg)
2.20%	03/12/18	[2,4]	700,000	704,822
Valeant Pharmaceuticals International, Inc.
(Canada)
7.00%	03/15/24	[4,8]	500,000	514,400

				1,219,222

Industrials — 1.13%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
4.29%	05/15/21	[2,4,8]	1,000,000	1,028,750
Sealed Air Corp.
5.25%	04/01/23	[8]	1,500,000	1,582,500

				2,611,250

Real Estate Investment Trust (REIT) — 0.23%
DuPont Fabros Technology LP
5.88%	09/15/21		500,000	523,750

Transportation — 0.33%
American Airlines Pass-Through Trust,
Series 2013-2, Class B
5.60%	07/15/20	[8]	744,961	773,865

Total Corporates
(Cost $17,183,145)				17,548,957

MUNICIPAL BONDS — 0.20%*
California — 0.20%
State of California, Build America Bonds
7.95%	03/01/36		400,000	461,796

Total Municipal Bonds
(Cost $455,705)

Total Bonds – 89.66%
(Cost $206,843,468)				207,425,027

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 12.20%
Money Market Funds — 2.13%
Dreyfus Government Cash Management
Fund
0.66%[9]		$4,930,000	$4,930,000

U.S. Agency Discount Notes — 1.30%
Federal Home Loan Bank
0.50%[10]	04/13/17	3,000,000	2,999,433

U.S. Treasury Bills — 8.77%
U.S. Treasury Bills
0.49%[10]	05/04/17	1,000,000	999,410
0.63%[10]	04/20/17	7,200,000	7,197,545
0.68%[10]	04/27/17	12,100,000	12,094,156

			20,291,111

Total Short-Term Investments
(Cost $28,221,067)			28,220,544

Total Investments – 101.86%
(Cost $235,064,535)[1]			235,645,571

Net unrealized appreciation on unfunded commitments (0.00)%			13,823

Liabilities in Excess of Other
Assets – (1.86%)			(4,311,431)

Net Assets – 100.00%			$231,347,963

	Currency Purchased		Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 04/17/17 at 111.35
Counterparty: JPMorgan Securities LLC
USD	$5,188,227	JPY	590,000,000	$(110,241)
Forward currency contract to buy Japanese Yen on 04/17/17 at 111.35
Counterparty: Citigroup Global Markets, Inc.
JPY	590,000,000	USD	$5,354,388	(55,920)
Forward currency contract to buy Japanese Yen on 06/19/17 at 111.08
Counterparty: Citigroup Global Markets, Inc.
JPY	350,000,000	USD	$3,184,076	(33,128)
Forward currency contract to sell Japanese Yen on 06/19/17 at 111.08
Counterparty: Bank of America
USD	$3,100,638	JPY	350,000,000	(50,310)
Net unrealized (depreciation)				$(249,599)

See accompanying notes to Schedule of Portfolio Investments.

35 / Annual Report March 2017

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2017

Notes:

[1]	Cost for federal income tax purposes is $235,065,149 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$2,194,031
Gross unrealized (depreciation)	(1,613,609)

Net unrealized appreciation	$580,422

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[3]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $14,643,546, which is 6.33% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $137,898, at an interest rate of LIBOR plus 1.88% and a maturity of October 31, 2023. The investment is accruing an unused commitment fee of 1.00% per annum.

[6]	Excluded from the investment total above is an unfunded 1st Lien term loan commitment in an amount not to exceed $935,748, at an interest rate of LIBOR plus 1.88% and a maturity of December 15, 2023. The investment is accruing an unused commitment fee of 0.50% per annum.

[7]	Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $353,355, at an interest rate of LIBOR plus 1.00% and a maturity of March 15, 2024. The investment is accruing an unused commitment fee of 0.50% per annum.

[8]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[9]	Represents the current yield as of March 31, 2017.

[10]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(DIP): Defaulted interest payment

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 36

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.50%
BANK LOANS — 5.59%*
Communications — 0.44%
Colorado Buyer, Inc., Term Loan, 1st Lien
4.00% (LIBOR plus 3.00%)	03/15/24	[2]	$930,000	$936,859
Colorado Buyer, Inc., Term Loan, 2nd Lien
8.25% (LIBOR plus 7.25)	03/15/25	[2]	480,000	483,600
GTT Communications, Inc., Term Loan, 1st Lien
5.00% (LIBOR plus 4.00%)	01/09/24	[2]	922,688	936,722
NEP/NCP Holdco, Term Loan B, 1st Lien
10.00% (LIBOR plus 8.75%)	07/22/20	[2,3]	1,451,250	1,473,018

				3,830,199

Consumer Discretionary — 0.82%
CityCenter Holdings LLC, Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	10/16/20	[2]	2,984,377	3,018,578
Nature’s Bounty Co., Term Loan B, 1st Lien
4.65% (LIBOR plus 3.50%)	05/05/23	[2]	1,855,998	1,871,078
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
3.98% (LIBOR plus 3.00%)	02/05/23	[2]	2,288,514	2,300,083

				7,189,739

Electric — 0.58%
Homer City Generation LP, Term Loan B, 1st Lien
12.00% (LIBOR plus 11.00%)	02/08/23	[2,3]	2,630,000	2,445,900
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[2]	2,184,953	2,183,357
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[2]	499,571	499,207

				5,128,464

Energy — 1.03%
Drillships Financing Holding, Term Loan B1, 1st Lien[4]
6.06% (LIBOR plus 5.00%)	03/31/21	[2,5]	1,809,927	1,301,337
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien
5.64% (LIBOR plus 4.50%)	06/18/20	[2,3]	3,714,529	2,649,685
Pacific Drilling SA, Term Loan B, 1st Lien
4.63% (LIBOR plus 3.50%)	06/03/18	[2]	964,912	449,890
Power Buyer LLC, Term Loan, 1st Lien
4.40% (LIBOR plus 3.25%)	05/06/20	[2]	451,153	452,423
Power Buyer LLC, Term Loan, 2nd Lien
8.40% (LIBOR plus 7.25%)	11/06/20	[2,3]	4,150,000	4,150,000

				9,003,335

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care — 0.11%
BCPE Eagle Holdings, Inc., Term Loan, 1st Lien
5.25% (LIBOR plus 4.25%)	03/16/24	[2]	$465,000	$465,581
BCPE Eagle Holdings, Inc., Term Loan, 2nd Lien
9.07% (LIBOR plus 8.00%)	03/16/25	[2]	465,000	467,616

				933,197

Industrials — 0.29%
Synagro Infrastructure, Term Loan, 1st Lien
6.40% (LIBOR plus 5.25%)	08/22/20	[2,3]	2,813,605	2,595,550

Information Technology — 0.25%
First Data Corp., Term Loan, 1st Lien
3.98% (LIBOR plus 3.00%)	03/24/21	[2]	2,213,589	2,232,958

Retail — 0.80%
Family Tree Escrow LLC, Term Loan B2, 1st Lien
4.25%	07/06/22	[2]	6,900,000	6,977,625

Services — 0.73%
Mister Car Wash Holdings, Inc., Delayed Draw Term Loan, 1st Lien
5.27% (LIBOR plus 4.25%)	08/21/21	[2]	308,376	311,460
Mister Car Wash Holdings, Inc., Term Loan, 1st Lien
5.25% (LIBOR plus 4.25%)	08/21/21	[2]	1,537,928	1,553,308
NEP/NCP Holdco, Term Loan B, 1st Lien
4.25% (LIBOR plus 3.25%)	01/22/20	[2]	3,498,023	3,507,485
VGD Merger Sub LLC, Term Loan B, 1st Lien
4.25% (LIBOR plus 3.25%)	08/18/23	[2]	995,000	1,001,662

				6,373,915

Transportation — 0.54%
Avolon SARL, Term Loan B2, 1st Lien (Luxembourg)
3.73% (LIBOR plus 2.75%)	03/20/22	[2,6]	4,640,000	4,707,674

Total Bank Loans (Cost $50,792,890)				48,972,656

CORPORATES — 80.78%*
Automotive — 1.67%
Goodyear Tire & Rubber Co. (The)
4.88%	03/15/27		1,800,000	1,804,500
7.00%	05/15/22		8,484,000	8,839,480
Tenneco, Inc.
5.00%	07/15/26		4,105,000	4,030,576

				14,674,556

Banking — 1.56%
Ally Financial, Inc.
3.25%	11/05/18		3,845,000	3,876,433

See accompanying notes to Schedule of Portfolio Investments.

37 / Annual Report March 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
4.75%	09/10/18		$4,530,000	$4,665,900
JPMorgan Chase & Co.
6.00%	01/15/18		5,000,000	5,169,375

				13,711,708

Commercial Services — 2.03%
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[6,7]	2,943,000	3,097,507
Nielsen Co. Luxembourg SARL (The) (Luxembourg)
5.00%	02/01/25	[6,7]	2,750,000	2,746,563
Ritchie Bros Auctioneers, Inc. (Canada)
5.38%	01/15/25	[6,7]	5,106,000	5,233,650
Service Corp. International/U.S.
4.50%	11/15/20		2,935,000	2,990,031
5.38%	01/15/22		3,580,000	3,709,775

				17,777,526

Communications — 22.75%
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[6,7]	1,600,000	1,704,000
Altice U.S. Finance I Corp.
5.38%	07/15/23	[7]	6,700,000	6,934,500
AMC Networks, Inc.
5.00%	04/01/24		1,400,000	1,403,500
AT&T, Inc.
5.45%	03/01/47		9,000,000	9,192,643
Block Communications, Inc.
6.88%	02/15/25	[7]	4,175,000	4,430,719
Cable One, Inc.
5.75%	06/15/22	[7]	4,300,000	4,482,750
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/27	[7]	8,550,000	8,603,373
5.25%	03/15/21		3,460,000	3,557,313
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%	12/15/21	[7]	575,000	585,781
5.13%	12/15/21	[3,7]	500,000	510,000
CSC Holdings LLC
5.50%	04/15/27	[7]	5,525,000	5,628,870
8.63%	02/15/19		3,076,000	3,383,600
10.88%	10/15/25	[7]	2,530,000	3,048,650
DISH DBS Corp.
4.63%	07/15/17		2,823,000	2,844,173
5.13%	05/01/20		247,000	258,115
7.88%	09/01/19		7,525,000	8,333,937
Frontier Communications Corp.
8.50%	04/15/20		1,855,000	1,963,332
8.88%	09/15/20		2,326,000	2,453,930

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
10.50%	09/15/22		$1,955,000	$1,989,213
GTT Communications, Inc.
7.88%	12/31/24	[7]	3,348,000	3,496,567
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[6]	6,195,000	5,141,850
7.25%	04/01/19	[6]	2,085,000	1,996,492
Lamar Media Corp.
5.75%	02/01/26		1,700,000	1,826,437
Midcontinent Communications & Midcontinent Finance Corp.
6.88%	08/15/23	[7]	2,500,000	2,673,437
Numericable-SFR SA (France)
7.38%	05/01/26	[6,7]	4,080,000	4,217,700
Qwest Corp.
6.50%	06/01/17		12,080,000	12,170,697
6.75%	12/01/21		505,000	553,922
Sinclair Television Group, Inc.
5.38%	04/01/21		5,350,000	5,483,750
Sirius XM Radio, Inc.
4.25%	05/15/20	[7]	760,000	767,600
5.75%	08/01/21	[7]	12,344,000	12,840,962
Softbank Group Corp. (Japan)
4.50%	04/15/20	[6,7]	4,455,000	4,588,650
Sprint Communications, Inc.
9.00%	11/15/18	[7]	19,615,000	21,307,775
9.25%	04/15/22		2,000,000	2,395,000
Sprint Corp.
7.88%	09/15/23		2,157,000	2,391,682
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[7]	9,572,000	9,548,549
TEGNA, Inc.
5.13%	10/15/19		5,932,000	6,087,715
6.38%	10/15/23		605,000	642,056
T-Mobile USA, Inc.
4.00%	04/15/22		4,000,000	4,075,000
6.13%	01/15/22		100,000	105,875
6.54%	04/28/20		4,350,000	4,442,438
6.63%	04/28/21		12,000,000	12,432,000
Univision Communications, Inc.
5.13%	02/15/25	[7]	2,533,000	2,498,298
Virgin Media Secured Finance PLC (United Kingdom)
5.50%	08/15/26	[6,7]	3,704,000	3,778,080
Windstream Services LLC
6.38%	08/01/23		995,000	888,038
Ziggo Secured Finance BV (Netherlands)
5.50%	01/15/27	[6,7]	1,750,000	1,754,200

				199,413,169

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 38

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 6.89%
Churchill Downs, Inc.
5.38%	12/15/21		$7,913,000	$8,269,085
Constellation Brands, Inc.
6.00%	05/01/22		1,418,000	1,613,612
Cott Holdings, Inc.
5.50%	04/01/25	[7]	1,146,000	1,169,264
DS Services of America, Inc.
10.00%	09/01/21	[7]	5,876,000	6,331,390
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		3,035,000	3,141,225
High Ridge Brands Co.
8.88%	03/15/25	[7]	2,636,000	2,695,310
Hilton Domestic Operating Co., Inc.
4.25%	09/01/24	[7]	935,000	927,987
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC
5.00%	06/01/24	[7]	4,540,000	4,647,825
5.25%	06/01/26	[7]	668,000	681,360
MGM Resorts International
8.63%	02/01/19		2,240,000	2,469,600
NCL Corp. Ltd. (Bermuda)
4.63%	11/15/20	[6,7]	301,000	307,020
4.75%	12/15/21	[6,7]	1,845,000	1,877,287
Nielsen Co. Luxembourg SARL (The) (Luxembourg)
5.50%	10/01/21	[6,7]	5,020,000	5,220,800
Nielsen Finance LLC/Nielsen Finance Co.
5.00%	04/15/22	[7]	785,000	804,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
4.52%	07/15/21	[2,7]	12,500,000	12,820,375
5.75%	10/15/20		6,066,000	6,247,980
RSI Home Products, Inc.
6.50%	03/15/23	[7]	976,000	1,007,720
Spectrum Brands, Inc.
6.63%	11/15/22		155,000	164,106

				60,396,571

Consumer Products — 1.51%
Central Garden & Pet Co.
6.13%	11/15/23		5,375,000	5,710,937
Scotts Miracle-Gro Co. (The)
5.25%	12/15/26	[7]	7,425,000	7,536,375

				13,247,312

Electric — 1.79%
Dynegy, Inc.
5.88%	06/01/23		1,860,000	1,713,618
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[7]	158,962	158,962

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
GenOn Americas Generation LLC
8.50%	10/01/21	[3]	$1,200,000	$1,122,000
Homer City Generation LP4
8.14%	10/01/19	[3,5]	8,063,387	3,144,721
8.73%	10/01/26	[3,5]	20,640,512	7,946,597
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[3]	396,487	430,188
Red Oak Power LLC, Series A
8.54%	11/30/19		1,167,876	1,173,715

				15,689,801

Energy — 4.71%
Antero Resources Corp.
5.00%	03/01/25	[7]	2,730,000	2,677,175
Chesapeake Energy Corp.
5.75%	03/15/23		1,000,000	915,000
6.63%	08/15/20		500,000	501,875
Concho Resources, Inc.
5.50%	04/01/23		1,806,000	1,878,240
Diamondback Energy, Inc.
5.38%	05/31/25	[7]	3,466,000	3,578,645
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		955,000	905,053
Gulfport Energy Corp.
6.38%	05/15/25	[7]	1,118,000	1,102,627
Halcon Resources Corp.
6.75%	02/15/25	[7]	955,000	941,439
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%	10/01/25	[7]	1,268,000	1,229,960
MEG Energy Corp. (Canada)
6.50%	01/15/25	[6,7]	925,000	928,469
7.00%	03/31/24	[6,7]	1,250,000	1,125,000
Newfield Exploration Co.
5.38%	01/01/26		2,540,000	2,660,650
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[7]	1,310,000	1,329,650
6.25%	06/01/24	[7]	2,310,000	2,460,150
PDC Energy, Inc.
6.13%	09/15/24	[7]	1,860,000	1,915,800
QEP Resources, Inc.
5.25%	05/01/23		813,000	801,122
Range Resources Corp.
4.88%	05/15/25		1,604,000	1,543,850
Rice Energy, Inc.
6.25%	05/01/22		1,489,000	1,541,115
Rockies Express Pipeline LLC
5.63%	04/15/20	[7]	2,730,000	2,886,975
6.00%	01/15/19	[7]	2,515,000	2,628,175

See accompanying notes to Schedule of Portfolio Investments.

39 / Annual Report March 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20		$3,145,000	$3,184,313
Tesoro Corp.
4.25%	10/01/17		511,000	516,774
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.88%	10/01/20		1,476,000	1,523,970
6.13%	10/15/21		932,000	977,435
Walter Energy, Inc.[4]
11.00%	04/01/20	[5,7]	15,537,550	20,976
Whiting Petroleum Corp.
5.00%	03/15/19		550,000	551,375
WPX Energy, Inc.
5.25%	09/15/24		465,000	444,075
6.00%	01/15/22		465,000	474,300

				41,244,188

Entertainment — 0.25%
AMC Entertainment Holdings, Inc.
6.13%	05/15/27	[7]	2,136,000	2,162,700

Finance — 3.17%
CIT Group, Inc.
4.25%	08/15/17		1,000,000	1,009,375
5.25%	03/15/18		2,900,000	2,985,187
5.50%	02/15/19	[7]	1,850,000	1,949,437
6.63%	04/01/18	[7]	6,381,000	6,660,169
Citigroup, Inc.
1.60%	08/25/36	[2]	6,100,000	4,937,608
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,312,112
7.13%	09/01/18	[7]	2,892,000	3,094,440
Midas Intermediate Holdco II LLC/ Midas Intermediate Holdco II Finance, Inc.
7.88%	10/01/22	[7]	2,759,000	2,862,463

				27,810,791

Food — 4.23%
B&G Foods, Inc.
4.63%	06/01/21		892,000	903,150
5.25%	04/01/25		6,500,000	6,573,125
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[7]	13,805,000	14,201,894
Dole Food Co., Inc.
7.25%	06/15/25	[7]	3,285,000	3,293,213
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)
5.63%	08/15/26	[6,7]	200,000	201,000
Kraft Heinz Foods Co.
4.88%	02/15/25	[7]	579,000	619,354

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Lamb Weston Holdings, Inc.
4.88%	11/01/26	[7]	$1,549,000	$1,579,980
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.88%	01/15/24		75,000	78,563
Post Holdings, Inc.
5.00%	08/15/26	[7]	3,140,000	3,014,400
5.50%	03/01/25	[7]	1,100,000	1,111,000
TreeHouse Foods, Inc.
6.00%	02/15/24	[7]	5,188,000	5,460,370

				37,036,049

Gaming — 0.98%
Boyd Gaming Corp.
6.88%	05/15/23		1,083,000	1,170,994
CCM Merger, Inc.
6.00%	03/15/22	[7]	2,840,000	2,907,450
Eagle II Acquisition Co. LLC
6.00%	04/01/25	[7]	1,400,000	1,445,500
Isle of Capri Casinos, Inc.
5.88%	03/15/21	†	284,000	292,344
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%	08/15/21	[7]	2,720,000	2,774,400

				8,590,688

Health Care — 10.74%
Acadia Healthcare Co., Inc.
6.50%	03/01/24		1,453,000	1,532,915
Centene Corp.
4.75%	01/15/25		6,263,000	6,313,918
CHS/Community Health Systems, Inc.
6.25%	03/31/23		2,715,000	2,772,694
Endo Ltd./Endo Finance LLC/ Endo Finco, Inc. (Ireland)
6.00%	02/01/25	[6,7]	1,685,000	1,449,100
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[7]	3,345,000	3,394,506
Fresenius Medical Care U.S. Finance, Inc.
6.88%	07/15/17		2,743,000	2,787,574
Grifols Worldwide Operations Ltd. (Ireland)
5.25%	04/01/22	[6]	1,870,000	1,943,641
HCA, Inc.
4.75%	05/01/23		500,000	522,500
5.00%	03/15/24		2,000,000	2,102,500
6.50%	02/15/20		8,814,000	9,668,077
HealthSouth Corp.
5.75%	11/01/24		2,355,000	2,384,437
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[7]	1,817,000	1,891,951

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 40

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Hologic, Inc.
5.25%	07/15/22	[7]	$1,000,000	$1,052,500
inVentiv Group Holdings, Inc./inVentiv Health Inc./inVentiv Health Clinical Inc.
7.50%	10/01/24	[7]	2,098,000	2,166,185
Molina Healthcare, Inc.
5.38%	11/15/22		943,000	983,077
Nature’s Bounty Co. (The)
7.63%	05/15/21	[7]	2,892,000	3,051,060
Quintiles IMS, Inc.
4.88%	05/15/23	[7]	3,478,000	3,525,823
Teleflex, Inc.
4.88%	06/01/26		471,000	475,121
Tenet Healthcare Corp.
4.50%	04/01/21		426,000	428,130
4.63%	06/15/20	[2]	8,789,000	8,876,890
4.75%	06/01/20		3,000,000	3,075,000
Valeant Pharmaceuticals International, Inc. (Canada)
5.63%	12/01/21	[6,7]	1,500,000	1,215,000
5.88%	05/15/23	[6,7]	8,653,000	6,749,340
6.13%	04/15/25	[6,7]	10,445,000	8,094,875
7.00%	03/15/24	[6,7]	13,000,000	13,374,400
WellCare Health Plans, Inc.
5.25%	04/01/25		4,172,000	4,279,638

				94,110,852

Home Builders — 0.10%
Shea Homes LP/Shea Homes Funding Corp.
6.13%	04/01/25	[7]	888,000	892,440

Industrials — 7.59%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
4.25%	09/15/22	[6,7]	4,580,000	4,643,204
4.29%	05/15/21	[2,6,7]	10,050,000	10,338,937
Ball Corp.
4.00%	11/15/23		3,400,000	3,404,250
4.38%	12/15/20		1,000,000	1,050,000
5.25%	07/01/25		1,600,000	1,700,000
Berry Plastics Corp.
5.13%	07/15/23		787,000	808,643
Clean Harbors, Inc.
5.13%	06/01/21		8,393,000	8,560,860
Covanta Holding Corp.
5.88%	07/01/25		2,322,000	2,332,159
Coveris Holdings SA (Luxembourg)
7.88%	11/01/19	[6,7]	2,400,000	2,376,000
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26	[7]	5,035,000	4,855,653

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Flex Acquisition Co., Inc.
6.88%	01/15/25	[7]	$905,000	$926,245
Graphic Packaging International, Inc.
4.13%	08/15/24		1,000,000	993,750
4.88%	11/15/22		4,000,000	4,200,000
KLX, Inc.
5.88%	12/01/22	[7]	1,449,000	1,497,976
Orbital ATK, Inc.
5.50%	10/01/23		4,481,000	4,637,835
SBA Communications Corp.
4.88%	09/01/24	[7]	2,872,000	2,836,100
Sealed Air Corp.
4.88%	12/01/22	[7]	2,433,000	2,548,567
5.25%	04/01/23	[7]	5,727,000	6,041,985
Silgan Holdings, Inc.
4.75%	03/15/25	[7]	2,365,000	2,379,781
Standard Industries, Inc.
5.13%	02/15/21	[7]	395,000	410,899

				66,542,844

Information Technology — 3.18%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[7]	3,143,000	3,227,625
First Data Corp.
5.00%	01/15/24	[7]	8,090,000	8,261,913
IMS Health, Inc.
5.00%	10/15/26	[7]	1,739,000	1,748,782
MSCI, Inc.
4.75%	08/01/26	[7]	6,277,000	6,379,001
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[6,7]	2,500,000	2,557,003
4.13%	06/01/21	[6,7]	4,475,000	4,654,000
Open Text Corp. (Canada)
5.88%	06/01/26	[6,7]	117,000	122,850
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[7]	888,000	938,882

				27,890,056

Materials — 1.75%
Axalta Coating Systems LLC
4.88%	08/15/24	[7]	7,048,000	7,294,680
HudBay Minerals, Inc. (Canada)
7.63%	01/15/25	[6,7]	485,000	528,650
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada)
8.38%	12/01/22	[6,7]	1,420,000	1,469,700

See accompanying notes to Schedule of Portfolio Investments.

41 / Annual Report March 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Valvoline, Inc.
5.50%	07/15/24	[7]	$5,700,000	$6,013,500

				15,306,530

Real Estate Investment Trust (REIT) — 2.47%
DuPont Fabros Technology LP
5.88%	09/15/21		5,080,000	5,321,300
Equinix, Inc.
5.38%	05/15/27		2,235,000	2,313,225
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24		2,182,000	2,312,920
VEREIT Operating Partnership LP
3.00%	02/06/19		8,730,000	8,779,106
4.13%	06/01/21		2,833,000	2,913,939

				21,640,490

Retail — 0.12%
Dollar Tree, Inc.
5.25%	03/01/20		475,000	490,437
5.75%	03/01/23		510,000	545,700

				1,036,137

Services — 0.73%
Gartner, Inc.
5.13%	04/01/25	[7]	4,920,000	5,024,550
United Rentals North America, Inc.
4.63%	07/15/23		1,295,000	1,338,706

				6,363,256

Transportation — 2.56%
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.63%	01/15/21	[7]	4,645,719	4,805,416
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,458,772	2,569,417
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		8,033,981	9,068,356
Park Aerospace Holdings Ltd. (Cayman Islands)
5.25%	08/15/22	[6,7]	1,394,000	1,454,987
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
6.25%	04/22/23		1,612,314	1,797,730

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		$2,476,103	$2,767,045

				22,462,951

Total Corporates (Cost $724,568,557)				708,000,615

MORTGAGE-BACKED — 0.85%**
Non-Agency Mortgage-Backed — 0.85%
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.88%	10/25/47	[2]	299,311	275,893
Soundview Home Loan Trust, Series 2006-EQ1, Class A4
1.23%	10/25/36	[2]	9,100,000	7,162,788

Total Mortgage-Backed (Cost $6,920,160)				7,438,681

U.S. TREASURY SECURITIES — 2.28%
U.S. Treasury Notes — 2.28%
U.S. Treasury Notes
1.88%	01/31/22		20,000,000	19,958,543

Total U.S. Treasury Securities (Cost $19,739,942)

Total Bonds – 89.50% (Cost $802,021,549)				784,370,495

Issues			Shares	Value
COMMON STOCK — 0.15%
Energy — 0.08%
Arch Coal, Inc.			6,701	461,967
Sabine Oil & Gas Holdings, Inc.[3,7]			3,520	124,960
Seventy Seven Energy, Inc.			2,051	87,650

				674,577

Secured Assets — 0.07%
Entegra TC LLC[3,8]			28,545	642,263

Total Common Stock (Cost $4,502,496)				1,316,840

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 42

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

Issues	Shares	Value
WARRANT — 0.04%
Energy — 0.04%
Sabine Oil & Gas Holdings, Inc. Warrant Tranche 1[3,7]	11,165	$61,408
Sabine Oil & Gas Holdings, Inc. Warrant Tranche 2[3,7]	1,988	8,946
Seventy Seven Energy, Inc.[3]	11,138	275,666

		346,020

Total Warrant
(Cost $2,645,628)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.17%
Money Market Funds — 1.92%
Dreyfus Government Cash Management Fund
0.66%[9]		16,833,000	16,833,000

U.S. Agency Discount Notes — 0.80%
Federal Home Loan Bank
0.50%[10]	04/13/17	$7,000,000	6,998,677

U.S. Treasury Bills — 4.45%
U.S. Treasury Bills
0.62%[10]	04/13/17	12,000,000	11,997,624
0.63%[10]	04/20/17	22,000,000	21,992,498
0.68%[10]	04/27/17	5,000,000	4,997,585

			38,987,707

Total Short-Term Investments
(Cost $62,819,133)			62,819,384

Total Investments – 96.86%
(Cost $871,988,806)[1]			848,852,739

Cash and Other Assets, Less
Liabilities – 3.14%			27,546,044

Net Assets –100.00%			$876,398,783

Currency Purchased			Currency Sold	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 05/15/17 at 111.24 Counterparty: Bank of America
USD	$302,809	JPY	–	$ 302,809
Forward currency contract to buy Japanese Yen on 05/22/17 at 111.21 Counterparty: Bank of America
JPY	–	USD	$188,976	(188,976)
Net unrealized appreciation				$ 113,833

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc. Credit contract
03/20/19	$128,744	$9,750	$(239,204)	$(110,460)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited., 3.15%, due 01/15/17. Counterparty: Morgan Stanley Credit contract

03/20/19	71,229	5,000	(121,141)	(49,912)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Morgan Stanley Credit contract

03/20/19	80,657	5,000	(137,303)	(56,646)
	$280,630	$19,750	$(497,648)	$(217,018)

[a]	The maximum potential payment the Fund could receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $874,780,733 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$17,928,674
Gross unrealized (depreciation)	(43,856,668)

Net unrealized (depreciation)	$(25,927,994)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[3]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $27,580,902, which is 3.15% of total net assets.

[4]	Non-income producing security.

[5]	Security is currently in default with regard to scheduled interest or principal payments.

[6]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[7]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[8]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC, a consolidated subsidiary.

[9]	Represents the current yield as of March 31, 2017.

[10]	Represents annualized yield at date of purchase.

†	Fair valued security. The aggregate value of fair valued securities is $292,344, which is 0.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This

See accompanying notes to Schedule of Portfolio Investments.

43 / Annual Report March 2017

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2017

figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.49%
ASSET-BACKED SECURITIES — 6.29%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
2.08%	12/27/44	[2,3]	$950,000	$947,589
Bayview Commercial Asset Trust, Series 2004-3, Class A1
1.35%	01/25/35	[2,3]	689,698	666,568
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
1.35%	06/25/26	[2]	324,432	320,311
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.25%	02/25/35	[2]	650,000	657,192
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
2.04%	10/27/36	[2]	930,000	932,569
CIT Education Loan Trust, Series 2007-1, Class A
1.24%	03/25/42	[2,3]	358,927	335,105
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.52%	04/15/27	[2,3,4]	1,315,000	1,324,710
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.69%	04/25/35	[2]	485,241	483,020
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.63%	08/27/46	[2,3]	880,777	793,493
GE Business Loan Trust, Series 2005-1A, Class A3
1.16%	06/15/33	[2,3]	261,201	241,835
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[3,4]	1,228,333	1,164,079
Higher Education Funding, Series 2014-1, Class A
2.10%	05/25/34	[2,3]	1,190,952	1,189,412
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	542,080	543,296
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[3]	1,000,686	947,571
Magnetite XI CLO Ltd., Series 2014-11A, Class A1 (Cayman Islands)
2.47%	01/18/27	[2,3,4]	2,400,000	2,400,734
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
2.35%	04/15/27	[2,3,4]	2,390,000	2,393,963
Navient Student Loan Trust, Series 2014-1, Class A3
1.49%	06/25/31	[2]	2,765,000	2,721,145

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-2, Class A
1.62%	03/25/83	[2]	$2,282,141	$2,252,043
Navient Student Loan Trust, Series 2014-3, Class A
1.60%	03/25/83	[2]	2,301,242	2,272,080
Navient Student Loan Trust, Series 2014-4, Class A
1.60%	03/25/83	[2]	2,151,885	2,124,463
Navient Student Loan Trust, Series 2014-8, Class A3
1.58%	05/27/31	[2]	4,710,000	4,617,158
Navient Student Loan Trust, Series 2016-2, Class A3
2.48%	06/25/65	[2,3]	1,640,000	1,686,644
Nelnet Student Loan Trust, Series 2011-1A, Class A
1.83%	02/25/43	[2,3]	1,567,037	1,576,775
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.93%	11/25/43	[2,3]	1,370,000	1,342,995
Nelnet Student Loan Trust, Series 2015-2A, Class A2
1.58%	09/25/42	[2,3]	4,450,226	4,417,849
SLC Student Loan Trust I, Series 2002-2, Class B2
2.37%	07/01/42	[2,3]	650,000	561,750
SLC Student Loan Trust, Series 2004-1, Class B
1.33%	08/15/31	[2]	213,522	187,781
SLC Student Loan Trust, Series 2005-3, Class B
1.38%	06/15/40	[2]	858,081	769,838
SLC Student Loan Trust, Series 2008-1, Class A4A
2.73%	12/15/32	[2]	520,277	537,518
SLM Student Loan Trust I, Series 2003-10A, Class A3
1.60%	12/15/27	[2,3]	2,709,159	2,705,659
SLM Student Loan Trust, Series 2004-2, Class B
1.51%	07/25/39	[2]	250,622	229,365
SLM Student Loan Trust, Series 2004-8, Class B
1.50%	01/25/40	[2]	248,459	225,501
SLM Student Loan Trust, Series 2004-8A, Class A5
1.54%	04/25/24	[2,3]	1,266,720	1,271,414
SLM Student Loan Trust, Series 2005-4, Class A3
1.16%	01/25/27	[2]	2,254,458	2,235,023
SLM Student Loan Trust, Series 2005-4, Class B
1.22%	07/25/40	[2]	291,041	267,621

See accompanying notes to Schedule of Portfolio Investments.

45 / Annual Report March 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-2, Class A6
1.21%	01/25/41	[2]	$925,000	$879,869
SLM Student Loan Trust, Series 2006-8, Class A6
1.20%	01/25/41	[2]	925,000	859,630
SLM Student Loan Trust, Series 2007-6, Class A4
1.42%	10/25/24	[2]	4,086,621	4,073,230
SLM Student Loan Trust, Series 2007-6, Class B
1.89%	04/27/43	[2]	120,815	110,767
SLM Student Loan Trust, Series 2008-2, Class B
2.24%	01/25/29	[2]	160,000	151,160
SLM Student Loan Trust, Series 2008-3, Class B
2.24%	04/25/29	[2]	160,000	148,787
SLM Student Loan Trust, Series 2008-4, Class B
2.89%	04/25/29	[2]	160,000	155,600
SLM Student Loan Trust, Series 2008-5, Class B
2.89%	07/25/29	[2]	2,210,000	2,181,936
SLM Student Loan Trust, Series 2008-6, Class A3
1.79%	01/25/19	[2]	1,916,748	1,917,998
SLM Student Loan Trust, Series 2008-6, Class B
2.89%	07/25/29	[2]	160,000	157,040
SLM Student Loan Trust, Series 2008-7, Class B
2.89%	07/25/29	[2]	160,000	157,040
SLM Student Loan Trust, Series 2008-8, Class B
3.29%	10/25/29	[2]	160,000	160,726
SLM Student Loan Trust, Series 2008-9, Class B
3.29%	10/25/29	[2]	2,160,000	2,194,252
SLM Student Loan Trust, Series 2009-3, Class A
1.73%	01/25/45	[2,3]	4,661,673	4,630,103
SLM Student Loan Trust, Series 2011-2, Class A1
1.58%	11/25/27	[2]	779,383	782,391
SLM Student Loan Trust, Series 2011-2, Class A2
2.18%	10/25/34	[2]	500,000	509,083
SLM Student Loan Trust, Series 2012-3, Class A
1.63%	12/26/25	[2]	1,764,802	1,744,678
SLM Student Loan Trust, Series 2012-6, Class A2
1.26%	09/25/19	[2]	97,844	97,841

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-7, Class A3
1.63%	05/26/26	[2]	$800,000	$781,679
SLM Student Loan Trust, Series 2013-4, Class A
1.53%	06/25/27	[2]	466,236	457,158
Spirit Master Funding LLC,
Series 2014-1A, Class A1
5.05%	07/20/40	[3]	355,655	360,847
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48	[3]	76,726	77,218
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	639,309	728,780
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
2.52%	10/14/26	[2,3,4]	2,150,000	2,157,708

Total Asset-Backed Securities
(Cost $73,066,150)				72,819,590

BANK LOANS — 0.60%*
Consumer Discretionary — 0.04%
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
3.98% (LIBOR plus 3.00%)	02/05/23	[2]	447,753	450,016

Electric — 0.02%
Vistra Operations Co. LLC,
Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[2]	223,369	223,206
Vistra Operations Co. LLC,
Term Loan C, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[2]	51,071	51,034

				274,240

Finance — 0.25%
Delos Finance SARL, Term Loan B, 1st Lien
3.40% (LIBOR plus 2.25%)	10/06/23	[2]	2,795,136	2,830,075

Industrials — 0.28%
Johnson Controls International PLC, Senior Term Loan
2.81% (LIBOR plus 1.75%)	09/10/19	[2,5]	3,200,000	3,197,008

Services — 0.01%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	2,4,†	161,533	162,341

Total Bank Loans
(Cost $6,863,625)				6,913,680

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 36.22%*
Automotive — 0.13%
General Motors Co.
4.88%	10/02/23		$955,000	$1,020,322
General Motors Financial Co., Inc.
3.20%	07/06/21		500,000	502,764

				1,523,086

Banking — 5.97%
Bank of America Corp.
2.00%	01/11/18		2,000,000	2,005,492
4.10%	07/24/23		1,000,000	1,048,924
5.75%	12/01/17		2,880,000	2,956,435
6.00%	09/01/17		1,440,000	1,466,307
6.50%	07/15/18		2,000,000	2,113,100
Bank of America Corp. (GMTN)
3.30%	01/11/23		1,500,000	1,511,280
6.40%	08/28/17		1,000,000	1,019,633
Bank of America Corp. (MTN)
2.02%	04/01/19	[2]	1,000,000	1,009,107
4.13%	01/22/24		1,500,000	1,569,126
5.65%	05/01/18		500,000	520,590
6.88%	04/25/18		3,290,000	3,463,357
8.63%	05/02/17	[2]	510,000	487,713
8.90%	05/18/17	[2]	410,000	390,525
9.52%	06/06/17	[2]	319,000	303,465
Bank of America N.A. (BKNT)
1.43%	06/15/17	[2]	1,350,000	1,350,254
6.10%	06/15/17		1,340,000	1,351,583
Bank of New York Mellon Corp. (MTN) (The)
2.50%	04/15/21		1,649,000	1,652,437
2.60%	02/07/22		1,740,000	1,735,680
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		2,500,000	2,504,225
Discover Bank
2.00%	02/21/18		2,410,000	2,412,947
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,4]	2,915,000	3,055,382
JPMorgan Chase & Co.
2.55%	10/29/20		5,690,000	5,715,192
6.00%	01/15/18		3,000,000	3,101,625
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	607,141
6.00%	10/01/17		2,500,000	2,552,563
PNC Bank N.A. (BKNT)
1.70%	12/07/18		3,055,000	3,055,131
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[4]	1,300,000	1,299,368
UBS AG/Stamford CT (GMTN) (Switzerland)
1.85%	03/26/18	[2,4]	3,000,000	3,012,477

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
UBS AG/Stamford CT (Switzerland)
1.61%	06/01/17	[2,4]	$1,500,000	$1,501,103
Wachovia Corp. (MTN)
5.75%	02/01/18		4,000,000	4,137,007
Wells Fargo & Co.
2.10%	07/26/21		2,000,000	1,960,788
2.50%	03/04/21		4,080,000	4,073,678
3.00%	04/22/26		1,000,000	961,534
Wells Fargo Bank N.A. (BKNT) (MTN)
1.65%	01/22/18		3,135,000	3,136,430

				69,041,599

Commercial Services — 0.05%
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[3,4]	600,000	631,500

Communications — 2.27%
AT&T, Inc.
3.40%	05/15/25		2,500,000	2,418,873
3.80%	03/15/22		1,500,000	1,553,805
4.13%	02/17/26		2,350,000	2,387,431
5.50%	02/01/18		1,000,000	1,031,281
Charter Communications Operating LLC/Charter Communications Operating
Capital
4.46%	07/23/22		2,795,000	2,950,706
4.91%	07/23/25		1,000,000	1,056,659
Comcast Corp.
2.75%	03/01/23		3,155,000	3,145,277
Level 3 Financing, Inc.
5.25%	03/15/26		300,000	302,250
Rogers Communications, Inc. (Canada)
6.80%	08/15/18	[4]	1,000,000	1,068,263
Sprint Communications, Inc.
9.00%	11/15/18	[3]	1,250,000	1,357,875
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[3]	1,800,000	1,795,590
Time Warner, Inc.
3.55%	06/01/24		1,250,000	1,253,918
Verizon Communications, Inc.
2.95%	03/15/22	[3]	1,825,000	1,819,813
3.50%	11/01/24		3,050,000	3,038,281
5.15%	09/15/23		1,000,000	1,099,680

				26,279,702

Consumer Discretionary — 0.42%
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		2,450,000	2,479,540

See accompanying notes to Schedule of Portfolio Investments.

47 / Annual Report March 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18	[3]	$2,000,000	$2,013,610
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		348,000	360,180

				4,853,330

Consumer Products — 0.24%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[3,4]	2,750,000	2,751,900

Electric — 3.45%
AEP Texas Central Co.
3.85%	10/01/25	[3]	1,800,000	1,866,072
Black Hills Corp.
2.50%	01/11/19		2,510,000	2,523,491
Duke Energy Corp.
2.65%	09/01/26		2,250,000	2,096,166
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	625,000	699,092
6.40%	09/15/20	[3]	2,363,000	2,647,783
Entergy Corp.
4.00%	07/15/22		1,500,000	1,573,250
Entergy Mississippi, Inc.
3.10%	07/01/23		2,250,000	2,268,605
Exelon Corp.
1.55%	06/09/17		3,030,000	3,029,798
FirstEnergy Corp., Series A
2.75%	03/15/18		1,140,000	1,144,372
Homer City Generation LP6
8.73%	10/01/26	[5,7]	457,400	176,099
IPALCO Enterprises, Inc.
5.00%	05/01/18		1,615,000	1,662,799
Jersey Central Power & Light Co.
4.80%	06/15/18		2,025,000	2,089,618
Kansas City Power & Light Co.
3.65%	08/15/25		1,000,000	1,008,623
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		2,275,000	2,641,402
Metropolitan Edison Co.
7.70%	01/15/19		500,000	545,995
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		3,600,000	3,606,372
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		1,500,000	1,596,421
6.80%	09/01/18		900,000	962,209
Public Service Co. of New Mexico
3.85%	08/01/25		1,800,000	1,833,827

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
7.95%	05/15/18		$475,000	$507,729
Southwestern Electric Power Co.
3.55%	02/15/22		1,500,000	1,542,199
6.45%	01/15/19		1,109,000	1,196,446
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	1,800,000	2,043,248
Tucson Electric Power Co.
3.85%	03/15/23		700,000	701,338

				39,962,954

Energy — 2.53%
Boardwalk Pipelines LP
5.20%	06/01/18		1,000,000	1,034,271
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	1,700,000	1,723,001
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[3]	4,000,000	4,036,028
Columbia Pipeline Group, Inc.
2.45%	06/01/18		3,135,000	3,150,851
Enbridge Energy Partners LP
5.88%	10/15/25		1,250,000	1,401,654
Energy Transfer Partners LP
4.05%	11/01/66	[2]	480,000	405,924
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	1,000,000	1,024,033
7.90%	05/15/19	[3]	1,500,000	1,665,292
Noble Energy, Inc.
3.90%	11/15/24		600,000	610,298
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[4]	1,800,000	1,788,462
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%	10/01/22		300,000	318,563
Ruby Pipeline LLC
6.00%	04/01/22	[3]	1,250,000	1,323,856
Spectra Energy Partners LP
2.95%	09/25/18		1,275,000	1,292,923
TC PipeLines LP
4.65%	06/15/21		2,575,000	2,710,695
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	3,080,000	2,985,535
Williams Partners LP
3.35%	08/15/22		750,000	748,291
3.60%	03/15/22		2,967,000	3,012,947

				29,232,624

Finance — 8.18%
American Express Credit Corp. (MTN)
1.80%	07/31/18		2,395,000	2,398,801

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
2.20%	03/03/20		$4,875,000	$4,884,375
Bear Stearns Cos. LLC (The)
6.40%	10/02/17		4,500,000	4,608,473
7.25%	02/01/18		2,140,000	2,236,835
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,058,834
Citigroup, Inc.
1.53%	08/14/17	[2]	750,000	750,715
1.60%	08/25/36	[2]	205,000	165,936
1.70%	04/27/18		5,838,000	5,842,005
1.80%	02/05/18		4,000,000	4,002,880
2.50%	09/26/18		2,000,000	2,018,351
2.74%	05/15/18	[2]	583,000	591,863
6.00%	08/15/17		1,250,000	1,269,475
6.13%	11/21/17		563,000	578,435
6.13%	05/15/18		1,500,000	1,571,165
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[4]	4,406,805	4,276,011
Ford Motor Credit Co. LLC
2.10%	01/09/18	[2]	4,000,000	4,015,556
General Electric Corp. (GMTN)
5.63%	05/01/18		730,000	763,400
General Electric Corp. (MTN)
1.41%	05/05/26	[2]	1,610,000	1,583,126
General Motors Financial Co., Inc.
3.00%	09/25/17		2,000,000	2,012,758
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19		550,000	603,868
Goldman Sachs Group, Inc. (MTN) (The)
1.93%	12/15/17	[2]	1,000,000	1,003,676
3.85%	07/08/24		2,775,000	2,843,909
Goldman Sachs Group, Inc. (The)
2.75%	09/15/20		1,635,000	1,649,861
5.95%	01/18/18		6,160,000	6,362,492
6.15%	04/01/18		4,485,000	4,673,514
International Lease Finance Corp.
7.13%	09/01/18	[3]	1,850,000	1,979,500
Morgan Stanley
1.89%	01/05/18	[2]	3,000,000	3,010,440
Morgan Stanley (GMTN)
6.63%	04/01/18		3,250,000	3,402,539
Morgan Stanley (MTN)
5.55%	04/27/17		1,000,000	1,002,679
5.95%	12/28/17		1,000,000	1,031,341
6.25%	08/28/17		800,000	815,705
Morgan Stanley, Series 3NC2
1.84%	02/14/20	[2]	5,000,000	5,012,250
Protective Life Global Funding
1.72%	04/15/19	[3]	1,800,000	1,781,199

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
2.70%	11/25/20	[3]	$3,115,000	$3,139,045
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[4]	8,111,340	8,020,087
Sandalwood 2013 LLC
2.90%	07/10/25		2,463,583	2,509,775
SL Green Realty Corp.
5.00%	08/15/18		1,200,000	1,241,398

				94,712,272

Food — 0.76%
Kraft Heinz Foods Co.
3.00%	06/01/26		1,000,000	941,597
3.95%	07/15/25		1,950,000	1,982,998
6.13%	08/23/18		2,000,000	2,114,885
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[3,4]	3,850,000	3,790,612

				8,830,092

Health Care — 5.19%
Abbott Laboratories
3.75%	11/30/26		3,070,000	3,074,918
AbbVie, Inc.
3.60%	05/14/25		4,380,000	4,388,480
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[4]	4,000,000	4,088,792
3.80%	03/15/25	[4]	1,250,000	1,263,495
Aetna, Inc.
1.50%	11/15/17		1,000,000	999,964
1.70%	06/07/18		3,185,000	3,193,096
Amgen, Inc.
3.63%	05/15/22		3,000,000	3,120,900
Anthem, Inc.
2.30%	07/15/18		1,545,000	1,552,359
3.13%	05/15/22		2,500,000	2,515,768
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[4]	2,200,000	2,220,536
Baxalta, Inc.
2.00%	06/22/18		1,405,000	1,408,912
2.88%	06/23/20		1,400,000	1,420,730
Baylor Scott & White Holdings
2.65%	11/15/26		2,315,000	2,191,644
Biogen, Inc.
3.63%	09/15/22		1,825,000	1,880,636
Catholic Health Initiatives
2.60%	08/01/18		1,000,000	1,008,609
2.95%	11/01/22		500,000	486,342
Celgene Corp.
2.13%	08/15/18		2,950,000	2,966,627

See accompanying notes to Schedule of Portfolio Investments.

49 / Annual Report March 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Express Scripts Holding Co.
3.40%	03/01/27		$1,440,000	$1,358,971
Gilead Sciences, Inc.
2.95%	03/01/27		1,740,000	1,652,325
3.50%	02/01/25		1,500,000	1,512,060
Grifols Worldwide Operations Ltd. (Ireland)
5.25%	04/01/22	[4]	200,000	207,876
HCA, Inc.
5.00%	03/15/24		900,000	946,125
6.50%	02/15/20		955,000	1,047,539
Humana, Inc.
3.95%	03/15/27		1,330,000	1,362,636
Mylan NV (Netherlands)
3.00%	12/15/18	[4]	3,000,000	3,033,409
Providence Health & Services
Obligated Group
2.10%	10/01/17	[2]	1,975,000	1,977,318
RWJ Barnabas Health, Inc.
2.95%	07/01/26		4,385,000	4,163,466
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[4]	1,500,000	1,490,082
Teva Pharmaceutical Finance
Netherlands III BV (Netherlands)
1.40%	07/20/18	[4]	2,000,000	1,988,707
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,4]	1,765,000	1,376,700
6.13%	04/15/25	[3,4]	150,000	116,250

				60,015,272

Industrials — 1.11%
Amcor Finance USA, Inc.
3.63%	04/28/26	[3]	2,500,000	2,481,905
Clean Harbors, Inc.
5.13%	06/01/21		380,000	387,600
L-3 Communications Corp.
3.85%	12/15/26		1,326,000	1,348,123
Northrop Grumman Corp.
3.20%	02/01/27		1,545,000	1,533,607
SBA Communications Corp.
4.88%	09/01/24	[3]	350,000	345,625
Siemens Financieringsmaatschappij NV (Netherlands)
2.00%	09/15/23	[3,4]	2,000,000	1,898,854
2.35%	10/15/26	[3,4]	500,000	465,348
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.38%	04/30/25	[3,4]	525,000	517,630

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
United Technologies Corp. (STEP)
1.78%	05/04/18		$3,850,000	$3,849,935

				12,828,627

Information Technology — 0.42%
Microsoft Corp.
2.88%	02/06/24		2,300,000	2,308,536
Oracle Corp.
2.40%	09/15/23		2,565,000	2,496,954

				4,805,490

Insurance — 1.38%
Jackson National Life Global Funding
1.88%	10/15/18	[3]	2,000,000	2,005,591
Metropolitan Life Global Funding I
1.55%	09/13/19	[3]	3,000,000	2,958,572
Nationwide Mutual Insurance Co.
3.42%	12/15/24	[2,3]	1,552,000	1,532,600
New York Life Global Funding
1.55%	11/02/18	[3]	2,000,000	1,997,939
2.00%	04/13/21	[3]	2,000,000	1,967,608
Pricoa Global Funding I
2.55%	11/24/20	[3]	2,495,000	2,508,227
Principal Life Global Funding II
2.63%	11/19/20	[3]	3,000,000	3,040,307

				16,010,844

Real Estate Investment Trust (REIT) — 2.44%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		1,500,000	1,505,615
3.90%	06/15/23		150,000	153,602
4.60%	04/01/22		2,000,000	2,130,619
American Campus Communities Operating Partnership LP
3.35%	10/01/20		3,000,000	3,054,535
American Tower Corp.
4.50%	01/15/18		3,000,000	3,064,602
Boston Properties LP
3.70%	11/15/18		2,000,000	2,050,842
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		300,000	307,655
HCP, Inc.
4.00%	12/01/22		2,250,000	2,324,153
4.25%	11/15/23		1,895,000	1,960,808
Piedmont Operating Partnership LP
3.40%	06/01/23		1,900,000	1,836,665
SL Green Realty Corp.
7.75%	03/15/20		650,000	732,079

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 50

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP
3.25%	10/15/26		$1,810,000	$1,721,325
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		1,025,000	1,034,215
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	2,000,000	2,000,567
2.70%	09/17/19	[3]	2,245,000	2,267,532
Welltower, Inc.
3.75%	03/15/23		1,000,000	1,025,571
4.70%	09/15/17		1,000,000	1,013,241

				28,183,626

Retail — 0.57%
CVS Health Corp.
4.00%	12/05/23		2,600,000	2,737,703
Walgreens Boots Alliance, Inc.
3.10%	06/01/23		3,840,000	3,840,035

				6,577,738

Transportation — 1.11%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		1,499,518	1,593,238
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		3,115	3,222
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		369,235	392,774
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20		144,795	152,484
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,544,756	2,802,413
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		2,550,816	2,828,218
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		878,304	991,386
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		1,322,906	1,491,576
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		974,427	1,124,854
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		356,135	381,732

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25		$382,287	$403,790
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		619,026	691,761

				12,857,448

Total Corporates
(Cost $418,186,257)				419,098,104

MORTGAGE-BACKED — 17.06%**
Commercial Mortgage-Backed — 1.38%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[3]	1,225,000	1,258,986
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[3]	3,417,000	3,450,555
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.12%	09/10/45	[2,3,5]	8,537,676	538,534
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[3]	1,160,000	1,259,661
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49	[2,3]	1,265,000	1,313,633
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36	[2,3]	1,225,000	1,253,042
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	1,391,997	1,506,482
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[3]	563,687	563,895
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[3]	1,090,000	1,138,570
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%	07/13/29	[3]	950,000	984,249
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.83%	01/13/32	[2,3]	1,170,000	1,234,665
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[3]	1,404,438	1,436,436

				15,938,708

See accompanying notes to Schedule of Portfolio Investments.

51 / Annual Report March 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 6.65%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
1.20%	12/25/35	[2]	$5,128,001	$5,140,441
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1
1.94%	09/25/34	[2]	1,743,802	1,738,737
Ameriquest Mortgage Securities, Inc., Series 2005-R3, Class M1
1.42%	05/25/35	[2]	813,928	815,153
Ameriquest Mortgage Securities, Inc., Series 2005-R4, Class M1
1.41%	07/25/35	[2]	1,730,881	1,718,472
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.96%	12/25/34	[2]	625,867	583,328
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		3,306	3,511
Banc of America Funding Trust, Series 2015-R2, Class 9A1
1.20%	03/25/37	[2,3]	2,186,382	2,124,746
Centex Home Equity Loan Trust, Series 2005-C, Class M1
1.41%	06/25/35	[2]	4,123,433	4,169,020
Centex Home Equity Loan Trust, Series 2005-D, Class M1
1.41%	10/25/35	[2]	373,140	374,188
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
1.16%	05/25/36	[2,3]	134,588	121,589
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.20%	02/25/34	[2]	15,119	14,894
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
1.16%	03/25/37	[2]	50,961	50,958
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		196,428	208,104
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	185,960	200,550
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	417,619	452,998
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	58,937	60,758
Conseco Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		245,313	251,294

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30	[2]	$453,653	$484,807
CountryPlace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	712,742
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.78%	08/25/34	[2]	73,242	70,847
Credit Suisse Mortgage Trust,
Series 2014-4R, Class 16A1
0.98%	02/27/36	[2,3]	1,176,117	1,156,805
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,130,222	1,114,784
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
3.46%	12/25/36		615,608	452,343
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
1.04%	04/25/37	[2]	173,811	124,838
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
1.23%	04/25/37	[2]	2,065,331	1,519,923
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.01%	09/25/34	[2]	363,487	355,223
GSAA Home Equity Trust, Series 2005-9, Class 1A1
1.26%	08/25/35	[2]	962,035	931,451
Home Loan Trust, Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		53,543	54,105
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.98%	11/20/36	[2]	452,831	453,161
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 1A
1.20%	12/25/35	[2]	3,232,140	3,243,168
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.78%	11/25/34	[2]	29,589	25,312
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.85%	06/25/37	[2]	1,182,323	895,670
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		225,995	229,090

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 52

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		$60,162	$61,169
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		139,162	145,620
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.02%	05/25/37	[2]	357,654	342,637
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		100,700	103,396
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		57,862	59,275
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	182,348	189,267
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.50%	01/25/34	[2]	167,180	164,287
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.62%	01/25/34	[2]	640	651
MASTR Asset-Backed Securities Trust, Series 2005-WF1, Class M1
1.39%	06/25/35	[2]	202,668	203,447
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
1.21%	02/25/36	[2]	150,556	150,631
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.13%	10/25/32	[2]	1,415	1,424
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.94%	10/25/32	[2]	16,491	16,554
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
1.16%	06/25/37	[2]	589,367	415,952
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
1.23%	06/25/37	[2]	1,089,135	810,862
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		873,322	932,288
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		436,826	476,066
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		599,565	684,660
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		428,261	456,558

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		$680,275	$751,095
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.91%	07/25/34	[2]	922,943	910,562
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M3
1.78%	07/25/35	[2]	1,276,614	1,273,349
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
1.28%	12/25/35	[2]	3,844,762	3,797,449
New Century Home Equity Loan Trust, Series 2005-D, Class A1
1.20%	02/25/36	[2]	6,057,544	5,987,485
New York Mortgage Trust, Series 2005-3, Class A1
1.46%	02/25/36	[2]	2,630,038	2,477,021
Park Place Securities, Inc., Series 2005-WCW1, Class M1
1.43%	09/25/35	[2]	1,853,115	1,847,088
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
1.35%	09/25/35	[2]	836,048	834,627
Park Place Securities, Inc., Series 2005-WHQ2, Class M1
1.61%	05/25/35	[2]	897,294	898,643
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
1.20%	08/26/36	[2,3]	764,760	748,337
Residential Asset Mortgage Product Trust, Series 2003-SL1, Class A41
8.00%	04/25/31		28,820	31,357
Residential Asset Mortgage Products Trust, Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	2,159
Residential Asset Mortgage Products Trust, Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,813	16,022
Residential Asset Mortgage Products Trust, Series 2006-NC1, Class A3
1.28%	01/25/36	[2]	5,248,985	5,180,783
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.21%	12/25/34	[2]	36,746	36,696
Residential Asset Securities Trust, Series 2005-KS11, Class AI4
1.29%	12/25/35	[2]	314,621	314,574
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3
1.24%	12/25/35	[2]	961,808	959,099
STRU JPM-1157 Coll
3.13%	04/01/29		2,337,000	2,336,270

See accompanying notes to Schedule of Portfolio Investments.

53 / Annual Report March 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
3.26%	10/25/34	[2]	$1,816,736	$1,791,970
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
1.46%	04/19/35	[2]	1,314,493	1,261,701
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2
2.08%	02/25/36	[2]	805,467	771,012
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.56%	05/25/36	[2]	2,847,892	1,742,340
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class A3
1.58%	05/25/35	[2]	1,199,505	1,202,115
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,5]	3,657	229
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.91%	04/15/30		36,381	36,868
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
3.00%	01/25/33	[2]	7,845	7,515
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
1.76%	10/25/45	[2]	1,654,911	1,543,059
Wells Fargo Home Equity Trust, Series 2005-1, Class M2
1.63%	04/25/35	[2]	3,897,064	3,876,659
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
1.21%	05/25/36	[2]	1,212,750	1,214,757

				76,918,595

U.S. Agency Mortgage-Backed — 9.03%
Fannie Mae Pool (TBA)
2.50%	04/25/28		2,900,000	2,902,266
3.00%	04/25/27		1,815,000	1,861,111
4.50%	04/25/39		10,745,000	11,525,691
Fannie Mae Pool 253974
7.00%	08/01/31		3,282	3,590
Fannie Mae Pool 254232
6.50%	03/01/22		5,926	6,591
Fannie Mae Pool 467144
4.25%	01/01/21		3,219,652	3,439,855
Fannie Mae Pool 468159
4.26%	07/01/21		1,089,945	1,172,303
Fannie Mae Pool 468272
3.83%	07/01/21		2,881,931	3,054,270

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 468552
3.89%	07/01/21		$1,812,663	$1,921,879
Fannie Mae Pool 527247
7.00%	09/01/26		41	45
Fannie Mae Pool 545191
7.00%	09/01/31		1,423	1,548
Fannie Mae Pool 545646
7.00%	09/01/26		34	38
Fannie Mae Pool 549740
6.50%	10/01/27		10,496	11,677
Fannie Mae Pool 555284
7.50%	10/01/17		171	172
Fannie Mae Pool 606108
7.00%	03/01/31		683	702
Fannie Mae Pool 630599
7.00%	05/01/32		7,391	8,527
Fannie Mae Pool 655928
7.00%	08/01/32		3,862	4,572
Fannie Mae Pool 735207
7.00%	04/01/34		1,997	2,296
Fannie Mae Pool 735646
4.50%	07/01/20		1,807	1,860
Fannie Mae Pool 735686
6.50%	12/01/22		16,390	18,228
Fannie Mae Pool 735861
6.50%	09/01/33		115,405	132,055
Fannie Mae Pool 764388
2.60%	03/01/34	[2]	30,046	31,736
Fannie Mae Pool 776708
5.00%	05/01/34		168,378	187,024
Fannie Mae Pool 817611
2.81%	11/01/35	[2]	15,809	16,844
Fannie Mae Pool 844773
3.16%	12/01/35	[2]	1,084	1,137
Fannie Mae Pool 889125
5.00%	12/01/21		89,821	93,035
Fannie Mae Pool 889184
5.50%	09/01/36		160,507	179,740
Fannie Mae Pool 890221
5.50%	12/01/33		244,917	273,518
Fannie Mae Pool 918445
5.51%	05/01/37	[2]	1,951	2,023
Fannie Mae Pool 939419
2.39%	05/01/37	[2]	56,502	59,817
Fannie Mae Pool AL0151
4.38%	04/01/21		5,069,333	5,422,322
Fannie Mae Pool AL0209
4.50%	05/01/41		550,618	599,550

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 54

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL2293
4.38%	06/01/21		$5,487,895	$5,889,538
Fannie Mae Pool AL6829
2.96%	05/01/27		3,979,386	3,955,825
Fannie Mae Pool AL9549
4.00%	09/01/46		4,373,216	4,589,811
Fannie Mae Pool AM7009
2.95%	11/01/24		2,562,588	2,606,826
Fannie Mae Pool AM7150
3.05%	11/01/24		1,779,304	1,821,487
Fannie Mae Pool AM7357
3.38%	12/01/29		2,375,000	2,408,468
Fannie Mae Pool AN0556
3.46%	12/01/30		2,470,271	2,521,738
Fannie Mae Pool AN0854
3.28%	02/01/28		2,465,000	2,504,982
Fannie Mae Pool AN2840
2.49%	09/01/28		2,545,000	2,399,549
Fannie Mae Pool BC1158
3.50%	02/01/46		1,428,274	1,462,153
Fannie Mae Pool FN0001
3.76%	12/01/20		2,744,960	2,873,294
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,446,680
Fannie Mae Pool MA1561
3.00%	09/01/33		2,350,355	2,393,690
Fannie Mae Pool MA1582
3.50%	09/01/43		1,961,850	2,010,649
Fannie Mae Pool MA1608
3.50%	10/01/33		2,249,961	2,335,459
Fannie Mae Pool MA2740
2.50%	09/01/26		5,860,446	5,947,209
Fannie Mae REMICS, Series 1989-25, Class G
6.00%	06/25/19		426	438
Fannie Mae REMICS, Series 1992-116, Class B
6.50%	06/25/22		29	30
Fannie Mae REMICS, Series 1993-80, Class S
9.68%	05/25/23	[2]	5,049	5,626
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		145,855	166,963
Fannie Mae REMICS, Series 2007-64, Class FA
1.45%	07/25/37	[2]	110,447	111,468

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
5.07%	11/25/36	[2]	$1,827,956	$300,941
Fannie Mae Trust, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[2]	15,961,826	232,549
Freddie Mac Gold Pool A25162
5.50%	05/01/34		218,597	244,130
Freddie Mac Gold Pool A33262
5.50%	02/01/35		61,843	70,967
Freddie Mac Gold Pool A68781
5.50%	10/01/37		11,996	13,544
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,339,424	1,384,891
Freddie Mac Gold Pool C90504
6.50%	12/01/21		727	796
Freddie Mac Gold Pool E01279
5.50%	01/01/18		193	195
Freddie Mac Gold Pool E90474
6.00%	07/01/17		119	120
Freddie Mac Gold Pool G01548
7.50%	07/01/32		392,083	464,745
Freddie Mac Gold Pool G01644
5.50%	02/01/34		128,042	144,060
Freddie Mac Gold Pool G02366
6.50%	10/01/36		95,488	110,776
Freddie Mac Gold Pool G07849
3.50%	05/01/44		2,087,263	2,146,550
Freddie Mac Gold Pool G08699
4.00%	03/01/46		1,295,719	1,360,201
Freddie Mac Gold Pool G11707
6.00%	03/01/20		601	620
Freddie Mac Gold Pool G12393
5.50%	10/01/21		102,176	107,568
Freddie Mac Gold Pool G12909
6.00%	11/01/22		162,446	175,117
Freddie Mac Gold Pool G13032
6.00%	09/01/22		88,464	94,390
Freddie Mac Gold Pool G60344
4.00%	12/01/45		1,018,798	1,077,458
Freddie Mac Gold Pool J06246
5.50%	10/01/21		33,060	34,711
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		875,815	904,450
Freddie Mac Gold Pool Q20178
3.50%	07/01/43		1,247,083	1,287,392

See accompanying notes to Schedule of Portfolio Investments.

55 / Annual Report March 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.41%	07/25/20	[2]	$757,910	$760,779
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
3.16%	05/25/25	[2]	6,070,000	6,138,129
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	16,988
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		49,588	54,955
Freddie Mac REMICS, Series 3460, Class SA (IO)
5.29%	06/15/38	[2]	1,812,550	311,392
Freddie Mac REMICS, Series 4030, Class HS (IO)
5.70%	04/15/42	[2]	1,658,885	287,088
Ginnie Mae I Pool 782810
4.50%	11/15/39		1,237,055	1,358,490
Ginnie Mae II Pool 80968
2.13%	07/20/34	[2]	33,239	34,179
Ginnie Mae II Pool MA3597
3.50%	04/20/46		2,771,400	2,876,481
Ginnie Mae, Series 2004-8, Class SE
12.74%	11/26/23	[2]	40,970	47,896
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		651,613	650,350
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
1.15%	11/06/17	[2]	503,248	503,641
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.38%	03/09/21	[2]	391,516	390,796
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
1.25%	02/06/20	[2]	552,568	553,604

				104,528,844

Total Mortgage-Backed
(Cost $194,802,016)				197,386,147

MUNICIPAL BONDS — 1.67%*
Alabama — 0.26%
Alabama Economic Settlement Authority, Taxable Revenue Bond, Series B
3.16%	09/15/25		2,990,000	3,010,272

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
California — 0.68%
Los Angeles Department of Power, Electric Light and Power Improvements, Series C
5.52%	07/01/27		$2,000,000	$2,385,900
State of California, Build America Bonds
7.95%	03/01/36		2,750,000	3,174,847
University of California, Taxable Revenue Bonds, Series AJ
4.60%	05/15/31		2,110,000	2,317,877

				7,878,624

Massachusetts — 0.23%
Commonwealth of Massachusetts, Build America Bonds, Series D
4.50%	08/01/31		2,450,000	2,733,833

New York — 0.50%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,134,760
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds
5.01%	08/01/27		2,000,000	2,287,740
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, Series G-3
5.27%	05/01/27		1,400,000	1,610,420
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22		700,000	722,029

				5,754,949

Total Municipal Bonds
(Cost $19,438,835)				19,377,678

U.S. TREASURY SECURITIES — 31.65%
U.S. Treasury Bonds — 1.00%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.38%	07/15/25	[8]	11,576,546	11,606,044

U.S. Treasury Notes — 30.65%
U.S. Treasury Notes
1.13%	02/28/19		50,360,000	50,251,827
1.25%	03/31/19		50,355,000	50,350,065
1.50%	01/31/22		32,570,000	31,932,474
1.88%	01/31/22		27,635,000	27,577,717
1.88%	02/28/22		119,920,000	119,690,377
1.88%	03/31/22		43,920,000	43,811,078
1.88%	05/31/22		6,375,000	6,345,866

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 56

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
U.S. Treasury Notes (WI)
2.25%	02/15/27		$25,010,000	$24,693,949

Total U.S. Treasury Securities
(Cost $366,488,829)				366,259,397

Total Bonds – 93.49%
(Cost $1,078,845,712)				1,081,854,596

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.32%

Commercial Paper — 0.14%
Kraft Heinz Foods Co.
1.60%[9]	06/30/17		1,680,000	1,680,605

Foreign Government Obligations — 4.92%
Japan Treasury Discount Bill, Series 657 (Japan)
0.00%[9]	04/17/17	[4]	1,400,000,000	12,564,758
Japan Treasury Discount Bill, Series 660 (Japan)
0.00%[9]	05/01/17	[4]	1,700,000,000	15,258,823
Japan Treasury Discount Bill, Series 671 (Japan)
0.00%[9]	06/19/17	[4]	3,240,000,000	29,088,355

				56,911,936

Money Market Funds — 1.46%
Dreyfus Government Cash Management Fund
0.66%[10]			15,499,000	15,499,000
Fidelity Investments Money Market Funds - Government Portfolio
0.56%[10,11]			1,369,000	1,369,000

				16,868,000

U.S. Treasury Bills — 1.80%
U.S. Treasury Bills
0.42%[9]	04/06/17	[12]	877,000	876,960
0.68%[9]	04/27/17		20,000,000	19,990,340

				20,867,300

Total Short-Term Investments
(Cost $95,204,090)				96,327,841

		Value
Total Investments – 101.81%
(Cost $1,174,049,802)[1]		$1,178,182,437

Liabilities in Excess of Other
Assets – (1.81)%		(20,989,274)

Net Assets – 100.00%		$1,157,193,163

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 04/17/17 at 111.35
Counterparty: JPMorgan Securities LLC
USD $12,311,047	JPY 1,400,000,000	$(261,589)
Forward currency contract to sell Japanese Yen on 05/01/17 at 111.29 Counterparty: Citigroup Global Markets, Inc.
USD $14,873,987	JPY 1,700,000,000	(401,387)
Forward currency contract to sell Japanese Yen on 06/19/17 at 111.08
Counterparty: Bank of America
USD $28,703,048	JPY 3,240,000,000	(465,727)

Net unrealized (depreciation)		$(1,128,703)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
592	U.S. Treasury Two Year Note, Expiration June 2017	$208,534
518	U.S. Treasury Five Year Note, Expiration June 2017	130,628

	Net unrealized appreciation	$339,162

Notes:

[1]	Cost for federal income tax purposes is $1,174,223,321 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$9,910,264
Gross unrealized (depreciation)	(5,951,148)

Net unrealized appreciation	$3,959,116

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $3,911,870, which is 0.34% of total net assets.

[6]	Non-income producing security.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Inflation protected security. Principal amount reflects original security face amount.

[9]	Represents annualized yield at date of purchase.

[10]	Represents the current yield as of March 31, 2017.

[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,369,000.

[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $836,958.

See accompanying notes to Schedule of Portfolio Investments.

57 / Annual Report March 2017

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2017

†	Fair valued security. The aggregate value of fair valued securities is $891,121, which is 0.08% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 58

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.01%
ASSET-BACKED SECURITIES — 7.60%**
Access Group, Inc., Series 2015-1, Class A
1.68%	07/25/56	[2,3]	$2,981,462	$2,964,979
BA Credit Card Trust, Series 2014-A3, Class A
1.20%	01/15/20	[2]	6,525,000	6,531,009
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
1.28%	04/25/35	[2,3]	353,063	325,541
Bayview Commercial Asset Trust, Series 2007-1, Class A1
1.20%	03/25/37	[2,3]	314,184	277,105
Bayview Commercial Asset Trust, Series 2007-3, Class A1
1.02%	07/25/37	[2,3]	2,734,696	2,347,998
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.25%	02/25/35	[2]	3,070,000	3,103,971
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.85%	02/25/30	[2]	177,297	177,067
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
2.04%	10/27/36	[2]	5,075,000	5,089,017
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
2.13%	01/23/20	[2]	7,560,000	7,630,160
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.52%	04/15/27	[2,3,4]	9,280,000	9,348,524
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
1.78%	04/26/32	[2,3]	8,375,000	8,161,742
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.63%	08/27/46	[2,3]	7,934,719	7,148,402
GE Business Loan Trust, Series 2005-1A, Class A3
1.16%	06/15/33	[2,3]	781,514	723,569
Goal Capital Funding Trust, Series 2006-1, Class B
1.50%	08/25/42	[2]	3,215,749	2,972,962
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2
1.04%	04/18/19		8,050,000	8,032,354
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[3]	4,591,500	4,601,802
Limerock CLO II Ltd., Series 2014-2A, Class AR (Cayman Islands)
2.31%	04/18/26	[2,3,4]	6,782,500	6,784,338
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
2.35%	04/15/27	[2,3,4]	8,000,000	8,013,264

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
National Collegiate Student Loan Trust, Series 2007-2, Class A2
1.11%	06/26/28	[2]	$1,449,053	$1,434,588
Navient Student Loan Trust, Series 2014-8, Class A2
1.42%	04/25/23	[2]	15,585,824	15,606,543
Nelnet Student Loan Trust, Series 2013-1A, Class A
1.58%	06/25/41	[2,3]	3,926,660	3,884,645
Nelnet Student Loan Trust, Series 2014-5A, Class A
1.53%	07/25/41	[2,3]	12,614,351	12,436,721
Northstar Education Finance, Inc., Series 2007-1, Class A1
1.14%	04/28/30	[2]	5,605,000	5,510,918
SLC Student Loan Trust I, Series 2002-2, Class B2
2.37%	07/01/42	[2,3]	4,100,000	3,543,347
SLC Student Loan Trust, Series 2004-1, Class B
1.33%	08/15/31	[2]	1,543,050	1,357,034
SLC Student Loan Trust, Series 2007-1, Class A4
1.10%	05/15/29	[2]	6,744,244	6,655,315
SLM Student Loan Trust I, Series 2003-10A, Class A3
1.60%	12/15/27	[2,3]	7,254,130	7,244,758
SLM Student Loan Trust, Series 2003-11, Class A5
1.18%	12/15/22	[2,3]	1,507,791	1,505,004
SLM Student Loan Trust, Series 2003-12, Class A5
1.41%	09/15/22	[2,3]	1,827,141	1,826,722
SLM Student Loan Trust, Series 2004-1, Class A3
1.25%	04/25/23	[2]	51,506	51,455
SLM Student Loan Trust, Series 2004-10, Class A6B
1.59%	04/27/26	[2,3]	16,065,884	16,123,914
SLM Student Loan Trust, Series 2004-2, Class B
1.51%	07/25/39	[2]	1,863,123	1,705,101
SLM Student Loan Trust, Series 2004-5A, Class A5
1.64%	10/25/23	[2,3]	2,452,519	2,456,081
SLM Student Loan Trust, Series 2004-8, Class B
1.50%	01/25/40	[2]	685,963	622,578
SLM Student Loan Trust, Series 2005-10, Class A4
1.15%	10/25/19	[2]	994,196	993,957
SLM Student Loan Trust, Series 2005-5, Class A3
1.14%	04/25/25	[2]	216,642	216,424

See accompanying notes to Schedule of Portfolio Investments.

59 / Annual Report March 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-2, Class A6
1.21%	01/25/41	[2]	$6,000,000	$5,707,256
SLM Student Loan Trust, Series 2006-4, Class A5
1.14%	10/27/25	[2]	840,365	840,206
SLM Student Loan Trust, Series 2006-8, Class A6
1.20%	01/25/41	[2]	6,000,000	5,575,979
SLM Student Loan Trust, Series 2007-6, Class A4
1.42%	10/25/24	[2]	8,639,791	8,611,480
SLM Student Loan Trust, Series 2007-6, Class B
1.89%	04/27/43	[2]	826,830	758,064
SLM Student Loan Trust, Series 2008-2, Class B
2.24%	01/25/29	[2]	1,095,000	1,034,498
SLM Student Loan Trust, Series 2008-3, Class B
2.24%	04/25/29	[2]	1,095,000	1,018,261
SLM Student Loan Trust, Series 2008-4, Class B
2.89%	04/25/29	[2]	1,095,000	1,064,886
SLM Student Loan Trust, Series 2008-5, Class B
2.89%	07/25/29	[2]	1,095,000	1,081,095
SLM Student Loan Trust, Series 2008-6, Class B
2.89%	07/25/29	[2]	1,095,000	1,074,741
SLM Student Loan Trust, Series 2008-7, Class B
2.89%	07/25/29	[2]	1,095,000	1,074,740
SLM Student Loan Trust, Series 2008-8, Class B
3.29%	10/25/29	[2]	1,095,000	1,099,971
SLM Student Loan Trust, Series 2008-9, Class B
3.29%	10/25/29	[2]	1,095,000	1,112,364
SLM Student Loan Trust, Series 2011-1, Class A1
1.50%	03/25/26	[2]	287,701	288,779
SLM Student Loan Trust, Series 2012-1, Class A2
1.43%	11/25/20	[2]	205,752	205,764
SLM Student Loan Trust, Series 2012-5, Class A2
1.28%	06/25/19	[2]	488,990	488,896
SLM Student Loan Trust, Series 2012-6, Class A2
1.26%	09/25/19	[2]	33,278	33,277
SLM Student Loan Trust, Series 2012-7, Class A2
1.26%	09/25/19	[2]	4,606,742	4,602,442

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-7, Class A3
1.63%	05/26/26	[2]	$4,410,000	$4,309,005
SLM Student Loan Trust, Series 2013-1, Class A2
1.23%	09/25/19	[2]	309,210	309,165
SLM Student Loan Trust, Series 2013-3, Class A2
1.28%	05/26/20	[2]	2,380,845	2,379,868
SLM Student Loan Trust, Series 2013-4, Class A
1.53%	06/25/27	[2]	4,948,389	4,852,048
SLM Student Loan Trust, Series 2013-5, Class A2
1.38%	10/26/20	[2]	1,976,687	1,973,159
SLM Student Loan Trust, Series 2013-6, Class A2
1.48%	02/25/21	[2]	2,285,733	2,286,903
SLM Student Loan Trust, Series 2014-1, Class A3
1.58%	02/26/29	[2]	6,865,000	6,740,979
SLM Student Loan Trust, Series 2014-2, Class A2
1.33%	10/25/21	[2]	2,252,826	2,253,829
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[3]	2,193,743	2,225,770
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2A
1.06%	05/15/19		5,775,000	5,763,853

Total Asset-Backed Securities
(Cost $234,764,132)				236,176,187

BANK LOANS — 0.74%*
Electric — 0.07%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75% (LIBOR plus 4.75%)	12/31/20	[2,5]	2,443,750	1,980,659

Finance — 0.16%
Delos Finance SARL, Term Loan B, 1st Lien
3.40% (LIBOR plus 2.25%)	10/06/23	[2]	4,896,507	4,957,713

Industrials — 0.48%
Johnson Controls International PLC,
Senior Term Loan
2.81% (LIBOR plus 1.75%)	09/10/19	[2,5]	15,040,000	15,025,938

Services — 0.03%
AABS Ltd., Term Loan, Series 2013-1,
Class A (STEP) (Bermuda)
4.88%	01/15/38	2,4,†	915,354	919,930

Total Bank Loans
(Cost $23,281,694)				22,884,240

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 60

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 26.78%*
Banking — 6.01%
Bank of America Corp.
2.00%	01/11/18		$2,500,000	$2,506,865
5.75%	12/01/17		14,370,000	14,751,380
6.00%	09/01/17		1,000,000	1,018,269
6.88%	11/15/18		1,000,000	1,076,531
Bank of America Corp. (MTN)
5.65%	05/01/18		11,233,000	11,695,574
6.88%	04/25/18		12,885,000	13,563,936
8.63%	05/02/17	[2]	30,000	28,689
8.90%	05/18/17	[2]	30,000	28,575
9.52%	06/06/17	[2]	5,184,000	4,931,539
Bank of America N.A. (BKNT)
1.43%	06/15/17	[2]	2,500,000	2,500,470
6.10%	06/15/17		7,100,000	7,161,375
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		4,295,000	4,302,258
Capital One N.A.
2.35%	08/17/18		550,000	553,679
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,4]	6,220,000	6,519,546
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		30,450,000	31,090,211
PNC Bank N.A. (BKNT)
1.70%	12/07/18		7,680,000	7,680,330
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21	[4]	13,000,000	12,880,491
UBS AG/Stamford CT (GMTN) (Switzerland)
1.85%	03/26/18	[2,4]	8,000,000	8,033,272
UBS AG/Stamford CT (Switzerland)
1.61%	06/01/17	[2,4]	5,000,000	5,003,675
Wachovia Corp. (MTN)
5.75%	02/01/18		24,485,000	25,323,652
Wells Fargo & Co. (MTN)
1.40%	09/08/17		10,000,000	10,001,605
Wells Fargo Bank N.A. (BKNT) (MTN)
1.65%	01/22/18		8,420,000	8,423,840
Wells Fargo Bank N.A. (MTN)
2.15%	12/06/19		7,715,000	7,736,173

				186,811,935

Commercial Services — 0.19%
Moody’s Corp.
1.41%	09/04/18	[2]	5,820,000	5,830,275

Communications — 1.50%
AT&T, Inc.
2.38%	11/27/18		5,000,000	5,036,768
3.00%	06/30/22		4,464,000	4,439,586
3.40%	05/15/25		2,655,000	2,568,843

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
3.60%	02/17/23		$3,700,000	$3,754,035
5.50%	02/01/18		5,031,000	5,188,375
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%	07/23/22		3,415,000	3,605,245
DISH DBS Corp.
4.25%	04/01/18		800,000	815,256
Rogers Communications, Inc. (Canada)
6.80%	08/15/18	[4]	6,674,000	7,129,587
Time Warner Cable LLC
6.75%	07/01/18		750,000	793,312
Verizon Communications, Inc.
1.51%	06/09/17	[2]	4,585,000	4,587,109
1.92%	06/17/19	[2]	5,750,000	5,792,929
2.87%	09/14/18	[2]	2,950,000	3,013,603

				46,724,648

Consumer Discretionary — 0.75%
Altria Group, Inc.
9.70%	11/10/18		7,340,000	8,237,965
Anheuser-Busch InBev Worldwide, Inc.
7.75%	01/15/19		6,000,000	6,601,556
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18	[3]	3,000,000	3,020,415
Beam Suntory, Inc.
1.75%	06/15/18		5,425,000	5,424,287

				23,284,223

Consumer Products — 0.25%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[3,4]	7,867,000	7,872,436

Electric — 1.78%
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		5,000,000	5,220,575
Exelon Corp.
1.55%	06/09/17		4,986,000	4,985,668
FirstEnergy Corp., Series A
2.75%	03/15/18		6,000,000	6,023,010
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[3]	3,528	3,528
Homer City Generation LP6
8.14%	10/01/19	[5,7]	6,078,660	2,370,677
IPALCO Enterprises, Inc.
5.00%	05/01/18		3,426,000	3,527,399
Jersey Central Power & Light Co.
4.80%	06/15/18		1,500,000	1,547,865
7.35%	02/01/19		505,000	550,105

See accompanying notes to Schedule of Portfolio Investments.

61 / Annual Report March 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		$6,285,000	$6,296,124
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		14,109,000	15,084,228
Pennsylvania Electric Co.
5.20%	04/01/20		1,262,000	1,343,056
Public Service Co. of New Mexico
7.95%	05/15/18		4,352,000	4,651,870
Southern Co. (The)
1.30%	08/15/17		2,410,000	2,407,007
Southwestern Electric Power Co., Series F
5.88%	03/01/18		1,198,000	1,241,782

				55,252,894

Energy — 0.34%
Columbia Pipeline Group, Inc.
2.45%	06/01/18		1,936,000	1,945,788
Energy Transfer Partners LP
2.50%	06/15/18		1,156,000	1,161,971
4.05%	11/01/66	[2]	1,360,000	1,150,118
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	3,320,000	3,685,846
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		1,000,000	1,109,951
Rockies Express Pipeline LLC
6.00%	01/15/19	[3]	1,500,000	1,567,500

				10,621,174

Finance — 6.47%
American Express Co.
7.00%	03/19/18		14,570,000	15,307,439
American Express Credit Corp. (MTN)
2.20%	03/03/20		4,000,000	4,007,692
Associates Corp. of North America
6.95%	11/01/18		11,000,000	11,828,823
Bear Stearns Cos. LLC (The)
6.40%	10/02/17		10,000,000	10,241,050
Citigroup, Inc.
1.70%	04/27/18		7,901,000	7,906,420
1.75%	05/01/18		3,560,000	3,557,957
1.80%	02/05/18		600,000	600,432
2.50%	09/26/18		10,000,000	10,091,755
6.13%	11/21/17		3,000,000	3,082,247
6.13%	05/15/18		2,940,000	3,079,482
Ford Motor Credit Co. LLC
1.63%	09/08/17	[2]	1,440,000	1,441,066
2.10%	01/09/18	[2]	8,000,000	8,031,112
5.00%	05/15/18		1,500,000	1,550,246

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Corp. (MTN)
1.41%	05/05/26	[2]	$5,180,000	$5,093,535
General Motors Financial Co., Inc.
3.00%	09/25/17		11,000,000	11,070,169
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19		1,195,000	1,312,041
Goldman Sachs Group, Inc. (MTN) (The)
2.14%	11/15/18	[2]	10,000,000	10,111,375
Goldman Sachs Group, Inc. (The)
2.06%	10/23/19	[2]	5,000,000	5,058,945
2.38%	01/22/18		1,000,000	1,006,094
5.95%	01/18/18		16,625,000	17,171,497
6.15%	04/01/18		10,500,000	10,941,336
International Lease Finance Corp.
7.13%	09/01/18	[3]	3,816,000	4,083,120
Morgan Stanley
1.89%	01/05/18	[2]	6,000,000	6,020,880
2.13%	04/25/18		2,000,000	2,008,783
Morgan Stanley (GMTN)
5.50%	01/26/20		2,805,000	3,044,036
5.50%	07/24/20		4,550,000	4,971,057
6.63%	04/01/18		18,997,000	19,888,624
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,163,643
Protective Life Global Funding
1.72%	04/15/19	[3]	8,245,000	8,158,881
SL Green Realty Corp.
5.00%	08/15/18		8,000,000	8,275,984

				201,105,721

Food — 0.62%
Kraft Heinz Foods Co.
2.25%	06/05/17		4,485,000	4,492,562
6.13%	08/23/18		5,000,000	5,287,213
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[3,4]	9,670,000	9,520,835

				19,300,610

Health Care — 4.23%
Abbott Laboratories
2.90%	11/30/21		7,820,000	7,855,949
AbbVie, Inc.
1.80%	05/14/18		2,230,000	2,233,120
2.30%	05/14/21		8,530,000	8,431,095
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[4]	10,700,000	10,749,134
3.45%	03/15/22	[4]	4,000,000	4,088,792

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 62

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Aetna, Inc.
1.50%	11/15/17		$9,195,000	$9,194,669
1.75%	05/15/17		3,000,000	3,000,336
Amgen, Inc.
2.13%	05/15/17		5,451,000	5,457,225
3.63%	05/15/22		3,400,000	3,537,020
Anthem, Inc.
1.88%	01/15/18		14,502,000	14,517,903
Baxalta, Inc.
2.00%	06/22/18		3,425,000	3,434,537
Bayer US Finance LLC
2.38%	10/08/19	[3]	5,000,000	5,029,303
Catholic Health Initiatives
2.60%	08/01/18		13,000,000	13,111,917
Celgene Corp.
2.88%	08/15/20		5,000,000	5,080,530
Express Scripts Holding Co.
1.25%	06/02/17		3,820,000	3,818,684
HCA, Inc.
3.75%	03/15/19		1,000,000	1,025,600
Providence Health & Services Obligated Group
2.10%	10/01/17	[2]	11,940,000	11,954,015
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[4]	7,865,000	7,812,997
Tenet Healthcare Corp.
4.63%	06/15/20	[2]	1,600,000	1,616,000
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[4]	9,705,000	9,650,201

				131,599,027

Industrials — 0.71%
L3 Technologies, Inc.
5.20%	10/15/19		5,200,000	5,575,352
Metropolitan Life Global Funding I
1.35%	09/14/18	[3]	8,000,000	7,957,760
United Technologies Corp. (STEP)
1.78%	05/04/18		8,392,000	8,391,857

				21,924,969

Information Technology — 0.11%
Apple, Inc.
1.70%	02/22/19		3,255,000	3,268,741

Insurance — 0.35%
Metropolitan Life Global Funding I
1.88%	06/22/18	[3]	7,500,000	7,520,205

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
3.42%	12/15/24	[2,3]	$3,550,000	$3,505,625

				11,025,830

Real Estate Investment Trust (REIT) — 2.61%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		8,800,000	8,832,938
American Tower Corp.
4.50%	01/15/18		7,050,000	7,201,815
Boston Properties LP
3.70%	11/15/18		5,000,000	5,127,105
5.63%	11/15/20		2,260,000	2,494,166
DDR Corp.
7.50%	04/01/17		1,835,000	1,835,000
HCP, Inc.
2.63%	02/01/20		6,870,000	6,911,928
3.75%	02/01/19		3,000,000	3,077,867
Realty Income Corp.
2.00%	01/31/18		8,871,000	8,887,893
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		7,945,000	7,958,165
2.70%	04/01/20		1,186,000	1,196,662
WEA Finance LLC/Westfield UK & Europe
Finance PLC
1.75%	09/15/17	[3]	16,500,000	16,504,677
Welltower, Inc.
2.25%	03/15/18		4,727,000	4,748,744
4.70%	09/15/17		6,291,000	6,374,299

				81,151,259

Retail — 0.55%
Walgreens Boots Alliance, Inc.
1.75%	05/30/18		17,060,000	17,081,606

Transportation — 0.31%
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		1,101,037	1,191,212
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		4,357,736	4,630,094
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		7,120	7,365
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,149,769	2,286,817

See accompanying notes to Schedule of Portfolio Investments.

63 / Annual Report March 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		$1,474,646	$1,588,010

				9,703,498

Total Corporates
(Cost $833,169,570)				832,558,846

MORTGAGE-BACKED — 30.14%**
Commercial Mortgage-Backed — 1.48%
Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4A
5.90%	02/17/51	[2,3]	62,732	62,878
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.78%	12/10/49	[2]	9,955,815	9,967,686
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.12%	09/10/45	[2,3,5]	23,614,849	1,489,563
Commercial Mortgage Trust, Series 2013-LC13, Class A2
3.01%	08/10/46		18,500,000	18,828,952
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34	[2,3]	3,031,960	2,879,097
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	1,251,539	1,246,647
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3SF
1.07%	05/15/47	[2]	6,770,455	6,750,351
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.76%	06/15/49	[2]	4,738,292	4,733,394

				45,958,568

Non-Agency Mortgage-Backed — 13.55%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
1.20%	02/25/37	[2]	12,000,000	10,562,347
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
1.20%	12/25/35	[2]	6,744,043	6,760,403
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 2A
1.23%	12/25/35	[2]	8,781,659	8,643,137
Ameriquest Mortgage Securities, Inc., Series 2006-R2, Class A1
1.16%	04/25/36	[2]	9,925,925	10,016,953
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.28%	10/25/27		16,886	17,687

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Argent Securities, Inc., Series 2005-W2, Class A1
1.24%	10/25/35	[2]	$9,900,085	$9,901,070
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		12,177,921	12,585,824
Banc of America Funding Trust, Series 2015-R2, Class 9A1
1.20%	03/25/37	[2,3]	9,471,258	9,204,259
Banc of America Funding Trust, Series 2015-R3, Class 8A1
1.13%	06/28/36	[2,3]	6,535,015	6,330,005
Banc of America Funding Trust, Series 2015-R4, Class 3A1
0.92%	07/25/36	[2,3]	9,158,679	8,832,510
BCAP LLC Trust, Series 2007-AA1, Class 1A2
1.14%	02/25/47	[2]	1,511,503	1,502,016
BCAP LLC Trust, Series 2008-IND2, Class A1
2.63%	04/25/38	[2]	11,097,205	10,979,845
BCAP LLC Trust, Series 2012-R11, Class 11A1
3.00%	09/26/36	[2,3]	2,022,757	2,032,903
BCAP LLC Trust, Series 2012-RR11, Class 1A1
0.95%	01/26/37	[2,3]	2,702,889	2,703,623
BCAP LLC Trust, Series 2013-RR2, Class 5A1
3.26%	03/26/36	[2,3]	1,518,364	1,522,678
BCAP LLC Trust, Series 2013-RR5, Class 2A1
2.87%	03/26/37	[2,3]	9,104,990	9,130,718
Bear Stearns ARM Trust, Series 2004-3, Class 4A
3.24%	07/25/34	[2]	3,855,308	3,866,261
Bear Stearns ARM Trust, Series 2005-2, Class A1
3.26%	03/25/35	[2]	3,487,431	3,517,888
Bear Stearns Asset-Backed Securities Trust, Series 2004-BO1, Class M3
2.03%	10/25/34	[2]	4,873,443	4,881,599
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
1.38%	08/25/43	[2]	252,159	251,081
Chase Funding Trust, Series 2002-2, Class 2M1
1.88%	02/25/32	[2]	219,765	217,032
Chase Funding Trust, Series 2007-A1, Class 8A1
3.25%	02/25/37	[2]	12,993,481	13,189,680

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 64

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Chase Funding Trust, Series 2007-A2, Class 2A3
3.19%	07/25/37	[2]	$2,661,428	$2,695,658
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
1.16%	05/25/36	[2,3]	1,333,667	1,204,860
CIM Trust, Series 2015-3AG, Class A1
2.53%	10/25/57	[2,3]	10,014,797	10,121,641
CIM Trust, Series 2015-4AG, Class A1
2.78%	10/25/57	[2,3]	12,905,448	12,970,894
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.20%	02/25/34	[2]	193,275	190,389
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
1.16%	03/25/37	[2]	38,282	38,279
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
2.28%	07/25/37	[2]	90,000	82,049
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		2,181,705	2,311,386
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	108,998	109,165
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	310,987	320,596
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	602,048	608,359
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	7,856	8,179
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.78%	08/25/34	[2]	15,911	15,391
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
3.13%	02/25/34	[2]	3,108,023	3,100,981
Credit Suisse Mortgage Trust, Series 2013-7R, Class 5A1
1.23%	07/26/36	[2,3]	2,627,141	2,460,475
Credit Suisse Mortgage Trust, Series 2014-9R, Class 8A1
0.94%	10/27/36	[2,3]	2,114,180	2,068,023
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
3.97%	11/25/35		1,036,080	1,057,127

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.44%	01/25/36		$2,418,364	$1,920,933
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
1.04%	04/25/37	[2]	3,485,370	2,503,327
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
1.19%	03/19/45	[2]	1,548,329	1,359,287
Encore Credit Receivables Trust, Series 2005-2, Class M2
1.67%	11/25/35	[2]	6,647,347	6,749,120
FBR Securitization Trust, Series 2005-02, Class M1
1.70%	09/25/35	[2]	8,441,798	8,400,824
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.01%	09/25/34	[2]	13,413	13,108
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
2.94%	02/25/35	[2]	1,526,678	1,523,231
GE Business Loan Trust, Series 2007-1A, Class A
1.08%	04/16/35	[2,3]	1,634,897	1,519,077
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
1.42%	06/25/30	[2]	256,047	252,101
GSAA Home Equity Trust, Series 2005-9, Class 1A1
1.26%	08/25/35	[2]	2,767,522	2,679,539
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
3.16%	11/25/35	[2]	1,074,030	1,066,018
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
1.17%	08/25/46	[2]	1,110,846	1,104,963
Home Equity Asset Trust, Series 2006-4, Class 2A3
1.15%	08/25/36	[2]	1,467,566	1,470,650
HSBC Home Equity Loan Trust, Series 2007-1, Class AS
1.18%	03/20/36	[2]	1,736,810	1,739,225
Impac CMB Trust, Series 2005-5, Class A1
1.62%	08/25/35	[2]	2,512,147	2,228,795
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.76%	12/25/34	[2]	352,630	292,844
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.78%	11/25/34	[2]	1,170,099	1,000,967

See accompanying notes to Schedule of Portfolio Investments.

65 / Annual Report March 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		$633,951	$663,373
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
3.74%	10/25/35		2,313,764	2,296,644
JPMorgan Mortgage Acquisition Trust, Series 2007-CH2, Class AV3
1.10%	01/25/37	[2]	974,078	971,633
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
1.26%	03/25/47	[2]	50,000	30,047
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
3.23%	07/25/35	[2]	2,137,909	2,164,410
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
3.42%	07/25/35	[2]	504,684	512,565
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		1,235,613	1,258,096
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		1,024,438	1,051,870
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[2,5]	153,171,677	2,907,497
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.50%	01/25/34	[2]	19,407	19,071
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.62%	01/25/34	[2]	50,408	51,284
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
3.05%	11/21/34	[2]	1,842,271	1,887,306
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.93%	04/25/34	[2]	254,664	245,984
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[2]	32,167	26,031
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		3,738,782	3,878,049
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		6,122,994	6,651,765
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		7,010,043	7,271,015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		$6,274,852	$6,491,644
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
1.21%	02/25/36	[2]	914,630	915,083
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.13%	10/25/32	[2]	280,205	282,116
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A3C
1.98%	08/25/34	[2]	1,264,429	1,205,185
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1
1.61%	05/25/36	[2]	451,620	452,073
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
1.16%	06/25/37	[2]	13,837,243	9,765,776
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.85%	08/25/34	[2]	2,193,348	2,226,982
Merrill Lynch Mortgage Investors Trust, Series 2006-F1, Class 1A2
6.00%	04/25/36		2,596,526	2,256,167
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,356,159	1,548,636
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	5,936,208	6,370,804
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.91%	07/25/34	[2]	5,999,127	5,918,652
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
1.61%	03/25/35	[2]	2,097,726	2,101,072
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
1.88%	07/25/34	[2]	611,003	603,513
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 3A
1.40%	03/26/37	[2,3]	3,614,840	3,595,799
MortgageIT Trust, Series 2005-3, Class A1
1.28%	08/25/35	[2]	567,548	539,647
MortgageIT Trust, Series 2005-4, Class A1
1.26%	10/25/35	[2]	9,039,212	8,575,350
New Century Home Equity Loan Trust, Series 2005-3, Class M2
1.47%	07/25/35	[2]	12,528,311	12,400,064
New Century Home Equity Loan Trust, Series 2005-D, Class A1
1.20%	02/25/36	[2]	15,324,578	15,147,339

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 66

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Nomura Resecuritization Trust, Series 2014-1R, Class 1A1
0.94%	10/25/36	[2,3]	$2,799,129	$2,748,782
Nomura Resecuritization Trust, Series 2014-1R, Class 3A1
0.30%	07/26/36	[2,3]	1,553,356	1,550,629
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
0.00%	01/25/37	[2,3]	2,234,505	2,217,491
Nomura Resecuritization Trust, Series 2016-2R, Class 1A1
3.51%	01/26/36	[2,3]	5,902,790	5,960,650
Option One Mortgage Loan Trust, Series 2005-1, Class A4
1.78%	02/25/35	[2]	1,667,517	1,668,396
Park Place Securities, Inc., Series 2004-WCW2, Class M2
1.96%	10/25/34	[2]	11,259,972	11,405,768
Park Place Securities, Inc., Series 2004-WHQ2, Class M2
1.93%	02/25/35	[2]	1,112,622	1,117,027
Park Place Securities, Inc., Series 2005-WCW1, Class M1
1.43%	09/25/35	[2]	7,711,744	7,686,664
Park Place Securities, Inc., Series 2005-WCW2, Class M1
1.48%	07/25/35	[2]	12,863,575	12,863,261
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
1.35%	09/25/35	[2]	3,551,000	3,544,966
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.67%	03/25/35	[2]	7,037,163	4,922,930
Residential Asset Mortgage Products Trust, Series 2004-SL4, Class A3
6.50%	07/25/32		485,567	491,502
Residential Asset Mortgage Products Trust, Series 2005-SL1, Class A5
6.50%	05/25/32		1,223,639	1,159,213
Residential Asset Securities Trust, Series 2005-KS11, Class AI4
1.29%	12/25/35	[2]	1,336,057	1,335,859
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
3.26%	11/25/34	[2]	6,666,485	6,639,003
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
1.34%	10/25/35	[2]	6,227,142	6,225,193
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
3.27%	09/25/33	[2]	1,331,653	1,308,905

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed
(continued)
Terwin Mortgage Trust, Series 2004-7HE, Class A1
1.53%	07/25/34	[2,3]	$115,413	$111,964
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
3.00%	01/25/33	[2]	142,303	136,308
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.87%	01/25/35	[2]	1,143,463	1,163,802
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34		7,200,715	7,597,186
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
1.27%	10/25/45	[2]	3,844,413	3,692,874
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
1.31%	01/25/45	[2]	598,636	576,821
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
3.00%	09/25/34	[2]	2,099,343	2,228,036
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
3.07%	06/25/35	[2]	6,745,797	7,000,858
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
3.09%	05/25/35	[2]	177,706	181,821
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
3.09%	03/25/36	[2]	1,707,933	1,671,963

				421,327,394

U.S. Agency Mortgage-Backed — 15.11%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
1.11%	04/25/20	[2]	20,465,146	20,423,791
Fannie Mae Pool 467572
3.80%	04/01/18		24,461,142	24,782,387
Fannie Mae Pool 555284
7.50%	10/01/17		360	362
Fannie Mae Pool 567002
8.00%	05/01/23		35,616	39,210
Fannie Mae Pool 735861
6.50%	09/01/33		19,907	22,780
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	368,539	380,233
Fannie Mae Pool 995182
5.50%	06/01/20		954,756	977,208
Fannie Mae Pool AD0538
6.00%	05/01/24		737,968	800,178

See accompanying notes to Schedule of Portfolio Investments.

67 / Annual Report March 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Fannie Mae Pool AE0083
6.00%	01/01/40		$1,586,645	$1,808,258
Fannie Mae Pool AL0851
6.00%	10/01/40		2,107,393	2,391,598
Fannie Mae Pool FN0002
3.10%	12/01/17		1,621,389	1,626,498
Fannie Mae REMICS, Series 1997-76, Class FS
1.39%	09/17/27	[2]	21,321	20,894
Fannie Mae REMICS, Series 2001-60, Class OF
1.93%	10/25/31	[2]	1,177,448	1,199,531
Fannie Mae REMICS, Series 2003-130, Class HF
1.43%	12/25/33	[2]	1,617,083	1,618,523
Fannie Mae REMICS, Series 2003-134, Class FC
1.58%	12/25/32	[2]	7,412,701	7,487,664
Fannie Mae REMICS, Series 2005-57, Class EG
1.28%	03/25/35	[2]	3,765,818	3,763,686
Fannie Mae REMICS, Series 2005-59, Class NF
1.23%	05/25/35	[2]	3,866,445	3,861,707
Fannie Mae REMICS, Series 2007-61, Class A
1.26%	03/25/37	[2]	2,285,586	2,284,994
Fannie Mae REMICS, Series 2007-64, Class FA
1.45%	07/25/37	[2]	684,524	690,853
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		1,256,387	1,332,935
Fannie Mae REMICS, Series 2009-33, Class FB
1.80%	03/25/37	[2]	3,572,464	3,649,821
Fannie Mae REMICS, Series 2009-85, Class LF
2.18%	10/25/49	[2]	4,161,759	4,252,525
Fannie Mae REMICS, Series 2009-96, Class FA
1.88%	11/25/49	[2]	3,673,680	3,751,493
Fannie Mae REMICS, Series 2010-109, Class PF
1.38%	10/25/40	[2]	2,109,415	2,114,732
Fannie Mae REMICS, Series 2010-26, Class S (IO)
5.25%	11/25/36	[2]	12,627,039	2,195,965
Fannie Mae REMICS, Series 2010-39, Class FE
1.75%	06/25/37	[2]	6,726,029	6,856,415

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Fannie Mae REMICS, Series 2010-43, Class DP
5.00%	05/25/40		$1,769,194	$1,919,330
Fannie Mae REMICS, Series 2010-6, Class BF
1.74%	02/25/40	[2]	2,578,912	2,615,817
Fannie Mae REMICS, Series 2010-95, Class S (IO)
5.62%	09/25/40	[2]	8,754,036	1,749,008
Fannie Mae REMICS, Series 2011-118, Class FB
1.43%	11/25/41	[2]	12,247,410	12,308,038
Fannie Mae REMICS, Series 2011-71, Class FB
1.48%	05/25/37	[2]	5,222,333	5,235,980
Fannie Mae REMICS, Series 2012-33, Class F
1.50%	04/25/42	[2]	9,248,512	9,327,076
Fannie Mae REMICS, Series 2013-54, Class HF
1.18%	10/25/41	[2]	10,304,712	10,266,692
Fannie Mae REMICS, Series 2013-75, Class FC
1.23%	07/25/42	[2]	8,379,528	8,355,136
Fannie Mae REMICS, Series G92-10, Class Z
7.75%	01/25/22		847	912
Fannie Mae-Aces, Series 2012-M8, Class ASQ2
1.52%	12/25/19		3,538,809	3,533,689
Fannie Mae-Aces, Series 2013-M11, Class A
1.50%	01/25/18		1,042,352	1,042,353
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		11,811,691	11,798,836
Fannie Mae-Aces, Series 2014-M6, Class FA
1.07%	12/25/17	[2]	2,149,746	2,150,205
Fannie Mae-Aces, Series 2015-M10, Class FA
1.02%	03/25/19	[2]	15,214,108	15,227,454
Freddie Mac Gold Pool A45796
7.00%	01/01/33		7,560	8,432
Freddie Mac Gold Pool C46104
6.50%	09/01/29		10,691	11,902
Freddie Mac Gold Pool G13032
6.00%	09/01/22		1,105,071	1,179,102
Freddie Mac Gold Pool G13475
6.00%	01/01/24		139,619	149,161

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 68

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		$3,418,921	$3,497,793
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		14,430,000	15,325,275
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23		13,359,879	13,665,433
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
1.17%	05/25/22	[2]	11,187,410	11,208,759
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
1.36%	04/25/20	[2]	23,145,343	23,176,293
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
1.36%	08/25/23	[2]	14,196,164	14,241,122
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		17,405,000	18,319,044
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		4,267,726	4,350,437
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KIR1, Class A1
2.45%	03/25/26		23,239,659	23,319,690
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		688,143	762,626
Freddie Mac REMICS, Series 2454, Class FQ
1.91%	06/15/31	[2]	10,754	11,083
Freddie Mac REMICS, Series 2733, Class FB
1.51%	10/15/33	[2]	4,954,016	5,002,382
Freddie Mac REMICS, Series 3071, Class TF
1.21%	04/15/35	[2]	5,282,622	5,281,971
Freddie Mac REMICS, Series 3084, Class FN
1.41%	12/15/34	[2]	4,583,111	4,590,703
Freddie Mac REMICS, Series 3294, Class CB
5.50%	03/15/37		347,096	384,834

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed
(continued)
Freddie Mac REMICS, Series 3300, Class FA
1.21%	08/15/35	[2]	$1,318,549	$1,314,823
Freddie Mac REMICS, Series 3325, Class NF
1.21%	08/15/35	[2]	3,400,335	3,390,728
Freddie Mac REMICS, Series 3346, Class FA
1.14%	02/15/19	[2]	1,777,715	1,778,849
Freddie Mac REMICS, Series 3524, Class FC
1.85%	06/15/38	[2]	1,509,384	1,543,546
Freddie Mac REMICS, Series 3531, Class FM
1.81%	05/15/39	[2]	1,837,399	1,871,228
Freddie Mac REMICS, Series 3672, Class A
6.00%	05/15/40		253,089	267,255
Freddie Mac REMICS, Series 3792, Class DF
1.31%	11/15/40	[2]	2,352,116	2,355,666
Freddie Mac REMICS, Series 3824, Class FA
1.06%	03/15/26	[2]	1,747,673	1,747,016
Freddie Mac REMICS, Series 3828, Class TF
1.31%	04/15/29	[2]	705,559	707,332
Freddie Mac REMICS, Series 4060, Class FJ
1.26%	02/15/41	[2]	9,251,082	9,267,200
Freddie Mac REMICS, Series 4109, Class KF
1.31%	05/15/32	[2]	6,166,488	6,169,918
Freddie Mac REMICS, Series 4235, Class FA
1.26%	01/15/34	[2]	6,953,827	6,960,066
Freddie Mac Strips, Series 240, Class F30
1.21%	07/15/36	[2]	3,851,688	3,856,239
Freddie Mac Strips, Series 263, Class F5
1.41%	06/15/42	[2]	4,966,608	4,993,214
Freddie Mac Strips, Series 319, Class F2
1.41%	11/15/43	[2]	22,628,275	22,692,453
Ginnie Mae I Pool 422972
6.50%	07/15/29		22,838	25,914
Ginnie Mae II Pool 1849
8.50%	08/20/24		433	450
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,315	1,460
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,459	1,642

See accompanying notes to Schedule of Portfolio Investments.

69 / Annual Report March 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 2487
8.50%	09/20/27		$12,403	$13,959
Ginnie Mae II Pool 80059
2.13%	04/20/27	[2]	23,111	23,857
Ginnie Mae II Pool 80589
2.00%	03/20/32	[2]	39,956	40,242
Ginnie Mae II Pool 80610
2.13%	06/20/32	[2]	15,331	15,890
Ginnie Mae II Pool 80968
2.13%	07/20/34	[2]	465,874	479,050
Ginnie Mae II Pool 81201
2.50%	01/20/35	[2]	12,325	12,899
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	19,588	20,213
Ginnie Mae, Series 2003-11, Class FK
1.23%	02/16/33	[2]	1,652,739	1,654,596
Ginnie Mae, Series 2004-5, Class PF
1.53%	02/20/33	[2]	1,109,878	1,111,796
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[2]	3,086,270	3,115,093
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[2]	1,856,571	1,876,613
Ginnie Mae, Series 2009-106, Class XI (IO)
5.82%	05/20/37	[2]	7,487,390	1,325,076
Ginnie Mae, Series 2012-13, Class KF
1.28%	07/20/38	[2]	2,094,331	2,096,217
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		4,514,608	4,419,038
NCUA Guaranteed Notes, Series 2010-R1, Class A1
1.43%	10/07/20	[2]	7,144,417	7,153,809
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
1.15%	11/06/17	[2]	7,342,371	7,348,107
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
1.32%	12/08/20	[2]	10,074,912	10,125,484
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
1.34%	12/08/20	[2]	4,667,091	4,691,876
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.38%	03/09/21	[2]	12,277,002	12,254,418
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
1.30%	01/08/20	[2]	5,379,704	5,389,018
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
1.25%	02/06/20	[2]	5,446,745	5,456,958

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
1.16%	03/11/20	[2]	$2,816,217	$2,818,364
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
1.15%	03/06/20	[2]	842,805	842,995

				469,581,376

Total Mortgage-Backed
(Cost $928,173,247)				936,867,338

MUNICIPAL BONDS — 0.34%*
California — 0.34%
State of California, Taxable, Various Purpose
6.20%	03/01/19		600,000	653,412
University of California, Floating Rate Notes,
Series Y, Class 1
1.48%	07/01/41	[2]	10,000,000	10,000,000

				10,653,412

Total Municipal Bonds
(Cost $10,643,400)				10,653,412

U.S. TREASURY SECURITIES — 29.15%
U.S. Treasury Notes — 29.15%
U.S. Treasury Notes
0.75%	02/28/18		94,865,000	94,607,456
0.75%	08/15/19		224,590,000	221,449,333
1.13%	02/28/19		234,620,000	234,116,036
1.25%	12/31/18		44,100,000	44,127,563
1.25%	03/31/19		244,330,000	244,306,056
1.88%	01/31/22		33,035,000	32,966,523
1.88%	02/28/22		4,395,000	4,386,584
1.88%	03/31/22		30,095,000	30,020,364

Total U.S. Treasury Securities
(Cost $908,576,045)				905,979,915

Total Bonds – 94.01%
(Cost $2,915,326,394)				2,922,235,698

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 70

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.00%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 6.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
	30,000	$95,808

Total Purchased Swaptions
(Cost $939,000)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 5.45%
Commercial Paper — 0.17%
Kraft Heinz Foods Co.
1.60%[8]	06/30/17		$5,274,000	5,275,899
Foreign Government Obligations — 4.91%
Japan Treasury Discount Bill, Series 657 (Japan)
0.00%[8]	04/17/17	[4]	3,900,000,000	35,001,826
Japan Treasury Discount Bill, Series 660 (Japan)
0.00%[8]	05/01/17	[4]	4,700,000,000	42,186,159
Japan Treasury Discount Bill, Series 665 (Japan)
0.00%[8]	05/22/17	[4]	4,680,000,000	42,009,835
Japan Treasury Discount Bill, Series 671 (Japan)
0.00%[8]	06/19/17	[4]	3,730,000,000	33,487,520

				152,685,340
Money Market Funds — 0.31%
Dreyfus Government Cash Management Fund
0.66%[9]			5,760,000	5,760,000
Fidelity Investments Money Market Funds - Government Portfolio
0.56%[9,10]			4,011,048	4,011,048

				9,771,048
U.S. Treasury Bills — 0.06%
U.S. Treasury Bills
0.42%[8]	04/06/17	[11]	1,840,000	1,839,915
Total Short-Term Investments
(Cost $166,021,248)				169,572,202

Value
Total Investments – 100.20%
(Cost $3,105,568,336)[1]	$3,114,787,948

Liabilities in Excess of Other
Assets – (0.20)%	(6,253,327)

Net Assets – 100.00%	$3,108,534,621

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 04/17/17 at 111.35
Counterparty: JPMorgan Securities LLC
USD $34,295,061	JPY 3,900,000,000	$(728,714)
Forward currency contract to sell Japanese Yen on 05/01/17 at 111.29 Counterparty: Citigroup Global Markets, Inc.
USD $41,122,198	JPY 4,700,000,000	(1,109,716)
Forward currency contract to sell Japanese Yen on 05/22/17 at 111.21 Counterparty: Bank of America
USD $41,012,159	JPY 4,680,000,000	(1,069,887)
Forward currency contract to sell Japanese Yen on 06/19/17 at 111.08 Counterparty: Bank of America
USD $33,043,941	JPY 3,730,000,000	(536,161)
Net unrealized (depreciation)		$(3,444,478)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
2,457	U.S. Treasury Two Year Note, Expiration June 2017	$502,418
	Net unrealized appreciation	$502,418

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a fixed rate of 7.50% in exchange for receiving from the Fund a floating rate based on 3 month USD LIBOR; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
	$(30,000)	$(540,000)	$(51,369)
Total Written Swaptions		$(540,000)	$(51,369)

Notes:

[1]	Cost for federal income tax purposes is $3,106,097,952 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$27,382,160
Gross unrealized (depreciation)	(18,692,164)

Net unrealized appreciation	$8,689,996

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

See accompanying notes to Schedule of Portfolio Investments.

71 / Annual Report March 2017

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2017

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $23,774,334, which is 0.76% of total net assets.

[6]	Non-income producing security.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2017.

[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $4,011,048.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,624,919.

†	Fair valued security. The aggregate value of fair valued securities is $919,930, which is 0.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 72

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 87.93%
ASSET-BACKED SECURITIES — 11.75%**
Bayview Commercial Asset Trust, Series 2004-3, Class A1
1.35%	01/25/35	[2,3]	$264,384	$255,518
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
1.21%	12/25/36	[2,3]	796,883	715,040
Bayview Commercial Asset Trust, Series 2007-3, Class A1
1.02%	07/25/37	[2,3]	356,257	305,880
Crystal River, Series 2005-1A, Class A (Cayman Islands)
1.42%	03/02/46	[2,3,4,5]	470,845	74,154
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.52%	04/15/27	[2,3,5]	420,000	423,101
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
1.78%	04/26/32	[2,3]	645,000	628,576
GE Business Loan Trust, Series 2005-1A, Class A3
1.16%	06/15/33	[2,3]	313,441	290,202
GE Business Loan Trust, Series 2005-2A, Class A
1.15%	11/15/33	[2,3]	299,304	286,747
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[3,5]	223,667	211,967
Higher Education Funding, Series 2014-1, Class A
2.10%	05/25/34	[2,3]	454,562	453,974
LEAF Receivables Funding 9 LLC, Series 2013-1, Class E2
6.00%	09/15/21	[3]	520,000	526,214
Limerock CLO II Ltd., Series 2014-2A, Class AR (Cayman Islands)
2.31%	04/18/26	[2,3,5]	200,000	200,054
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
2.35%	04/15/27	[2,3,5]	420,000	420,696
National Collegiate Student Loan Trust, Series 2007-2, Class A2
1.11%	06/26/28	[2]	151,733	150,219
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.93%	11/25/43	[2,3]	500,000	490,144
Panthera Aviation, Series 2013-1
10.00%	01/25/22	2,3,4,†	338,214	192,782
Scholar Funding Trust, Series 2012-B, Class A2
2.08%	03/28/46	[2,3]	1,000,000	993,515
SLC Student Loan Trust, Series 2004-1, Class B
1.33%	08/15/31	[2]	244,364	214,905

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2005-2, Class B
1.41%	03/15/40	[2]	$369,767	$335,503
SLC Student Loan Trust, Series 2005-3, Class B
1.38%	06/15/40	[2]	200,026	179,455
SLC Student Loan Trust, Series 2006-2, Class B
1.36%	12/15/39	[2]	453,524	397,359
SLM Student Loan Trust, Series 2004-2, Class B
1.51%	07/25/39	[2]	453,626	415,151
SLM Student Loan Trust, Series 2005-9, Class B
1.34%	01/25/41	[2]	334,862	303,539
SLM Student Loan Trust, Series 2006-2, Class A6
1.21%	01/25/41	[2]	1,200,000	1,141,451
SLM Student Loan Trust, Series 2007-6, Class B
1.89%	04/27/43	[2]	256,733	235,381
SLM Student Loan Trust, Series 2007-7, Class B
1.79%	10/25/28	[2]	215,000	195,502
SLM Student Loan Trust, Series 2007-8, Class B
2.04%	04/27/43	[2]	312,317	287,325
SLM Student Loan Trust, Series 2008-2, Class B
2.24%	01/25/29	[2]	340,000	321,214
SLM Student Loan Trust, Series 2008-3, Class B
2.24%	04/25/29	[2]	340,000	316,172
SLM Student Loan Trust, Series 2008-4, Class B
2.89%	04/25/29	[2]	340,000	330,649
SLM Student Loan Trust, Series 2008-5, Class B
2.89%	07/25/29	[2]	235,000	232,016
SLM Student Loan Trust, Series 2008-6, Class B
2.89%	07/25/29	[2]	340,000	333,710
SLM Student Loan Trust, Series 2008-7, Class B
2.89%	07/25/29	[2]	340,000	333,709
SLM Student Loan Trust, Series 2008-8, Class B
3.29%	10/25/29	[2]	340,000	341,544
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48	[3]	85,251	85,797
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	383,586	437,268

See accompanying notes to Schedule of Portfolio Investments.

73 / Annual Report March 2017

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[3]	$385,214	$453,775

Total Asset-Backed Securities (Cost $13,808,279)				13,510,208

BANK LOANS — 0.19%*
Services — 0.19%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	2,5,†	215,377	216,454

Total Bank Loans (Cost $217,190)
CORPORATES — 27.33%*
Banking — 3.20%
Bank of America Corp. (MTN)
5.00%	05/13/21		1,090,000	1,184,597
5.65%	05/01/18		900,000	937,062
6.88%	04/25/18		300,000	315,808
JPMorgan Chase & Co.
3.90%	07/15/25		250,000	259,134
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21	[5]	165,000	163,483
Wachovia Corp. (MTN)
5.75%	02/01/18		790,000	817,059

				3,677,143

Commercial Services — 0.05%
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[3,5]	60,000	63,150

Communications — 1.53%
AT&T, Inc.
4.13%	02/17/26		200,000	203,186
4.80%	06/15/44		350,000	330,978
5.25%	03/01/37		265,000	270,516
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/27	[3]	91,000	91,568
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%	10/23/45		200,000	230,930
Level 3 Financing, Inc.
5.25%	03/15/26		60,000	60,450
T-Mobile USA, Inc.
5.38%	04/15/27		60,000	61,950

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
4.52%	09/15/48		$225,000	$204,658
4.86%	08/21/46		150,000	143,690
5.15%	09/15/23		150,000	164,952

				1,762,878

Consumer Discretionary — 0.09%
DS Services of America, Inc.
10.00%	09/01/21	[3]	25,000	26,937
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		70,000	72,450

				99,387

Consumer Products — 0.36%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[3,5]	350,000	350,242
Central Garden & Pet Co.
6.13%	11/15/23		55,000	58,437

				408,679

Electric — 1.91%
Great Plains Energy, Inc.
2.50%	03/09/20		175,000	175,888
Pennsylvania Electric Co.
5.20%	04/01/20		400,000	425,691
Puget Energy, Inc.
6.00%	09/01/21		250,000	278,804
Southern Co. Gas Capital Corp.
3.25%	06/15/26		500,000	487,553
Southwestern Electric Power Co., Series K
2.75%	10/01/26		500,000	473,845
Virginia Electric & Power Co., Series C
4.00%	11/15/46		355,000	351,295

				2,193,076

Energy — 1.87%
Energy Transfer Partners LP
4.05%	11/01/66	[2]	41,000	34,673
EQT Midstream Partners LP
4.13%	12/01/26		350,000	347,374
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	200,000	222,039
Gulfport Energy Corp.
6.38%	05/15/25	[3]	55,000	54,244
HollyFrontier Corp.
5.88%	04/01/26		285,000	303,099
Kinder Morgan, Inc./DE
3.05%	12/01/19		250,000	254,356

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 74

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Ruby Pipeline LLC
6.00%	04/01/22	[3]	$200,000	$211,817
Sabine Pass Liquefaction LLC
4.20%	03/15/28	[3]	175,000	173,469
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	300,000	290,799
Williams Partners LP
3.60%	03/15/22		250,000	253,872

				2,145,742

Finance — 6.79%
Bear Stearns Cos. LLC (The)
7.25%	02/01/18		500,000	522,625
Citigroup, Inc.
1.60%	08/25/36	[2]	1,000,000	809,444
1.70%	04/27/18		380,000	380,261
Ford Motor Credit Co. LLC
2.15%	01/09/18		300,000	300,954
3.16%	08/04/20		275,000	279,335
General Electric Corp. (MTN)
1.52%	08/15/36	[2]	2,500,000	2,203,797
Goldman Sachs Group, Inc. (The)
5.95%	01/18/18		750,000	774,654
6.15%	04/01/18		885,000	922,198
International Lease Finance Corp.
7.13%	09/01/18	[3]	500,000	535,000
Morgan Stanley (GMTN)
6.63%	04/01/18		500,000	523,467
7.30%	05/13/19		500,000	552,981

				7,804,716

Food — 0.27%
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[3]	50,000	51,437
Kraft Heinz Foods Co.
3.00%	06/01/26		200,000	188,319
Lamb Weston Holdings, Inc.
4.88%	11/01/26	[3]	65,000	66,300

				306,056

Health Care — 2.96%
Abbott Laboratories
3.75%	11/30/26		355,000	355,569
AbbVie, Inc.
3.20%	05/14/26		180,000	173,269
Actavis Funding SCS (Luxembourg)
3.80%	03/15/25	[5]	420,000	424,534
Amgen, Inc.
4.40%	05/01/45		200,000	194,899

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Anthem, Inc.
1.88%	01/15/18		$400,000	$400,439
Celgene Corp.
5.00%	08/15/45		320,000	335,416
Centene Corp.
4.75%	01/15/25		81,000	81,659
Gilead Sciences, Inc.
4.15%	03/01/47		355,000	331,887
HCA, Inc.
5.00%	03/15/24		160,000	168,200
Quintiles IMS, Inc.
4.88%	05/15/23	[3]	65,000	65,894
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[5]	400,000	397,355
Tenet Healthcare Corp.
4.63%	06/15/20	[2]	150,000	151,500
Valeant Pharmaceuticals International, Inc. (Canada)
6.13%	04/15/25	[3,5]	200,000	155,000
6.50%	03/15/22	[3,5]	60,000	61,878
7.00%	03/15/24	[3,5]	55,000	56,584
WellCare Health Plans, Inc.
5.25%	04/01/25		49,000	50,264

				3,404,347

Industrials — 0.63%
SBA Communications Corp.
4.88%	09/01/24	[3]	79,000	78,013
Sealed Air Corp.
5.25%	04/01/23	[3]	140,000	147,700
United Technologies Corp. (STEP)
1.78%	05/04/18		500,000	499,991

				725,704

Information Technology — 0.18%
First Data Corp.
5.00%	01/15/24	[3]	135,000	137,869
MSCI, Inc.
4.75%	08/01/26	[3]	65,000	66,056

				203,925

Insurance — 1.00%
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	700,000	757,000
Nationwide Mutual Insurance Co.
3.42%	12/15/24	[2,3]	400,000	395,000

				1,152,000

See accompanying notes to Schedule of Portfolio Investments.

75 / Annual Report March 2017

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued) Materials — 0.06%

Valvoline, Inc.
5.50%	07/15/24	[3]	$70,000	$73,850

Real Estate Investment Trust (REIT) — 4.28%
American Tower Corp.
4.50%	01/15/18		400,000	408,614
Boston Properties LP
3.70%	11/15/18		350,000	358,897
Education Realty Operating Partnership LP
4.60%	12/01/24		300,000	304,636
Equinix, Inc.
5.38%	05/15/27		70,000	72,450
HCP, Inc.
3.88%	08/15/24		325,000	327,381
Highwoods Realty LP
7.50%	04/15/18		500,000	526,875
Kimco Realty Corp. (MTN)
4.30%	02/01/18		350,000	355,297
National Retail Properties, Inc.
6.88%	10/15/17		500,000	512,731
Prologis LP
4.00%	01/15/18		400,000	404,803
Realty Income Corp.
2.00%	01/31/18		500,000	500,952
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		600,000	600,994
VEREIT Operating Partnership LP
3.00%	02/06/19		140,000	140,787
Welltower, Inc.
3.75%	03/15/23		400,000	410,228

				4,924,645

Retail — 0.35%
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		400,000	408,502

Services — 0.06%
Aramark Services, Inc.
4.75%	06/01/26		70,000	70,700

Transportation — 1.74%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		228,353	242,625
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		1,308,120	1,366,985

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued) Transportation (continued)

Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		$350,654	$395,801

				2,005,411

Total Corporates (Cost $30,893,523)				31,429,911

MORTGAGE-BACKED — 47.99%**
Commercial Mortgage-Backed — 8.14%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2014-520M, Class A
4.18%	08/15/46	[2,3]	110,000	116,038
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.78%	12/10/49	[2]	556,354	557,018
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.12%	09/10/45	[2,3,4]	2,202,539	138,930
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.73%	07/10/38	[2]	409,184	411,130
Commercial Mortgage Trust, Series 2013-CR12, Class XA
1.35%	10/10/46	[2,4]	2,251,436	133,325
Credit Suisse Mortgage Trust, Series 2010-RR1, Class 2A
5.70%	09/15/40	[2,3]	597,556	599,511
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[3]	681,287	701,662
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA
1.34%	11/15/45	[2,4]	4,961,327	229,688
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class ASB
3.43%	08/15/47		680,000	707,591
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class XA
1.07%	11/15/47	[2,4]	3,308,054	163,698
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2
3.62%	11/15/43	[3]	1,080,446	1,090,928
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[3]	147,734	150,018
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[3]	110,000	114,902

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 76

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	$694,721	$709,681
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class XA (IO)
0.53%	01/15/46	[2,4]	12,105,898	124,751
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.43%	04/15/46	[2,4]	1,973,721	113,298
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3
5.87%	09/15/45	[2]	662,087	672,094
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		522,197	542,076
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A1
1.45%	08/15/49		551,835	547,274
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A1
1.71%	03/15/49		388,076	387,793
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[3]	100,000	106,603
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.76%	06/15/49	[2]	226,912	226,677
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM
6.05%	02/15/51	[2]	150,000	151,773
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.77%	11/15/44	[2,3,4]	3,870,381	248,707
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A2
2.92%	08/15/47		405,000	412,777

				9,357,943

Non-Agency Mortgage-Backed — 32.59%
ACE Securities Corp., Series 2006-HE3, Class A2C
1.13%	06/25/36	[2]	1,669,516	1,146,765
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
1.21%	09/25/35	[2]	326,042	321,973
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		152,517	153,608

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2006-3, Class 5A3
5.50%	03/25/36		$561,377	$524,503
BCAP LLC Trust, Series 2007-AA1, Class 1A2
1.14%	02/25/47	[2]	181,380	180,242
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[3]	14,979	14,997
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.30%	05/27/37	[2,3]	590,066	589,566
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.17%	11/27/37	[2,3]	1,287,616	1,287,054
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
1.54%	01/25/35	[2]	430,876	425,198
Bear Stearns ARM Trust, Series 2005-2, Class A1
3.26%	03/25/35	[2]	215,495	217,377
Chase Funding Trust, Series 2007-A1, Class 8A1
3.25%	02/25/37	[2]	195,671	198,626
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT3, Class M2
1.66%	05/25/35	[2]	455,267	460,678
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
1.16%	03/25/37	[2]	58,003	57,999
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		270,089	286,143
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[2]	1,015,197	1,054,073
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	657,412	708,991
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	457,805	496,589
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	72,731	74,978
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	361,471	385,240
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[2]	466,586	498,440

See accompanying notes to Schedule of Portfolio Investments.

77 / Annual Report March 2017

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[2]	$231,039	$248,648
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[2]	91,490	74,840
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
0.98%	02/27/36	[2,3]	462,046	454,459
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.37%	02/25/37		1,326,014	979,710
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.37%	02/25/37		437,860	323,465
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.93%	03/25/37		1,205,460	666,431
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.80%	04/19/36	[2]	594,651	556,191
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		219	219
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
1.16%	01/25/47	[2]	218,257	216,069
GSAMP Trust, Series 2005-HE5, Class M1
1.40%	11/25/35	[2]	489,307	487,331
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.04%	05/25/47	[2]	766,035	678,569
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
2.28%	11/20/36	[2]	468,747	470,186
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.98%	11/20/36	[2]	210,142	210,295
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		476,560	438,562
Impac CMB Trust, Series 2004-4, Class 1A2
1.60%	09/25/34	[2]	581,546	560,086
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
3.10%	12/25/35	[2]	547,393	485,969
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
1.17%	04/25/37	[2]	2,642,440	1,948,602

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		$301,120	$305,244
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		126,762	128,884
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		108,254	113,278
IndyMac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[2]	260,928	279,479
IndyMac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		12,935	12,934
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	128,066	129,534
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF6 (STEP)
4.45%	03/25/47		1,062,704	783,771
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		426,587	417,741
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		222,049	227,904
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	231,337	240,115
Lehman XS Trust, Series 2006-13, Class 1A2
1.15%	09/25/36	[2]	496,714	457,529
Lehman XS Trust, Series 2006-9, Class A1B
1.14%	05/25/46	[2]	542,814	509,069
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
1.26%	05/25/37	[2]	1,810,500	1,293,134
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D (IO)
1.31%	04/25/37	[2,4]	1,696,107	210,384
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
1.09%	12/25/37	[2]	773,169	515,337
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
1.20%	01/25/38	[2]	2,602,254	1,802,834
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
1.08%	03/25/37	[2]	933,437	561,144

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 78

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
2.14%	08/25/35	[2]	$709,726	$711,189
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		11,730	12,611
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		795,994	908,968
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		550,515	586,891
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		224,761	242,236
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.90%	09/25/34	[2]	537,619	539,663
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	2,677,235	1,308,813
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.83%	05/15/28	[2]	376,553	386,032
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		123,436	124,187
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		24,742	25,203
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		532,017	560,057
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[2]	1,030,285	866,992
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[2]	489,703	513,552
Park Place Securities, Inc., Series 2005-WCH1, Class M2
1.76%	01/25/36	[2]	92,839	92,859
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.67%	03/25/35	[2]	902,507	631,360
Residential Asset Securities Trust, Series 2005-KS12, Class A3
1.30%	01/25/36	[2]	90,208	90,132
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
1.22%	12/25/36	[2,3]	1,743,832	1,095,950
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
1.13%	09/25/37	[2]	666,636	408,787

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
3.30%	09/25/34	[2]	$650,879	$642,719
Structured Asset Investment Loan Trust, Series 2005-4, Class M2
1.64%	05/25/35	[2]	492,979	493,632
Terwin Mortgage Trust, Series 2004-7HE, Class A1
1.53%	07/25/34	[2,3]	98,925	95,969
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,4]	585	37
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
1.27%	07/25/45	[2]	125,005	120,557
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
1.30%	03/25/37	[2]	1,500,000	1,141,098

				37,470,481

U.S. Agency Mortgage-Backed — 7.26%
Fannie Mae Pool 466411
3.31%	11/01/20		340,000	352,941
Fannie Mae Pool 468043
4.31%	06/01/21		260,499	280,452
Fannie Mae Pool 468542
4.50%	08/01/21		325,000	353,233
Fannie Mae Pool AL2293
4.38%	06/01/21		641,730	688,696
Fannie Mae Pool FN0003
4.28%	01/01/21		362,680	384,511
Fannie Mae REMICS, Series 1993-80, Class S
9.68%	05/25/23	[2]	2,928	3,263
Fannie Mae REMICS, Series 2000-45, Class SA (IO)
6.97%	12/18/30	[2]	475,075	70,460
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[2]	792	964
Fannie Mae REMICS, Series 2003-124, Class TS
9.80%	01/25/34	[2]	8,769	10,009
Fannie Mae REMICS, Series 2003-64, Class KS
8.38%	07/25/18	[2]	42,335	43,318
Fannie Mae REMICS, Series 2005-92, Class US (IO)
5.12%	10/25/25	[2]	1,905,977	207,183

See accompanying notes to Schedule of Portfolio Investments.

79 / Annual Report March 2017

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-125, Class SM (IO)
6.22%	01/25/37	[2]	$1,625,875	$319,200
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
5.07%	11/25/36	[2]	1,880,184	309,540
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
5.44%	05/25/40	[2]	1,658,350	286,479
Fannie Mae-Aces, Series 2011-M5, Class X
1.14%	07/25/21	[2]	5,407,688	219,147
Fannie Mae-Aces, Series 2012-M2, Class X
0.72%	02/25/22	[2]	3,849,867	108,497
Fannie Mae-Aces, Series 2013-M12, Class X1 (IO)
0.14%	10/25/17	[2]	25,778,720	777
Fannie Mae-Aces, Series 2016-M13, Class FA
1.44%	11/25/23	[2]	704,031	705,365
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702, Class X1 (IO)
1.45%	02/25/18	[2]	10,723,108	97,794
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K712, Class X1
1.34%	11/25/19	[2]	6,540,598	179,310
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class X1
0.70%	10/25/20	[2]	11,292,356	229,492
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.08%	01/25/19	[2]	5,485,162	180,504
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class X
0.65%	09/25/25	[2]	6,000,000	275,064
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		335,760	342,267
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.21%	01/25/20	[2]	3,507,779	91,336
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	16,988

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 1673, Class SD
14.18%	02/15/24	[2]	$146,861	$177,402
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		6,296	331
Freddie Mac REMICS, Series 2990, Class ND
14.57%	12/15/34	[2]	99,859	113,348
Freddie Mac REMICS, Series 3242, Class SA (IO)
5.44%	11/15/36	[2]	5,271,965	900,535
Freddie Mac REMICS, Series 3247, Class SI (IO)
0.15%	08/15/36	[2]	21,106,925	135,851
Freddie Mac REMICS, Series 3260, Class AS (IO)
5.47%	01/15/37	[2]	3,453,385	542,628
Freddie Mac REMICS, Series 3289, Class SD (IO)
5.21%	03/15/37	[2]	1,266,091	139,714
Ginnie Mae, Series 2001-31, Class SJ
24.58%	02/20/31	[2]	23,311	37,570
Ginnie Mae, Series 2004-8, Class SE
12.74%	11/26/23	[2]	86,493	101,115
Ginnie Mae, Series 2009-114, Class IO
0.00%	10/16/49	[2]	7,846,924	62,311
Ginnie Mae, Series 2011-77, Class IO
0.53%	04/16/42	[2]	5,628,165	207,181
Ginnie Mae, Series 2014-125, Class IO
0.98%	11/16/54	[2]	2,552,572	179,556

				8,354,332

Total Mortgage-Backed (Cost $54,680,979)				55,182,756

MUNICIPAL BONDS — 0.67%*
California — 0.33%
California Health Facilities Financing Authority, Saint Joseph Health, Series A
3.00%	10/01/41		450,000	382,667

NewYork — 0.34%
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.81%	08/01/30		350,000	387,839

Total Municipal Bonds (Cost $748,479)				770,506

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 80

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Value
Total Bonds – 87.93%
(Cost $100,348,450)	$101,109,835

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 11.92%
Foreign Government Obligations — 5.46%
Japan Treasury Discount Bill, Series 660 (Japan)
0.00%[6]	05/01/17	[5]	$50,000,000	448,789
Japan Treasury Discount Bill, Series 665 (Japan)
0.00%[6]	05/22/17	[5]	40,000,000	359,058
Japan Treasury Discount Bill, Series 671 (Japan)
0.00%[6]	06/19/17	[5]	610,000,000	5,476,511

				6,284,358

Money Market Funds — 2.29%
Dreyfus Government Cash Management Fund
0.66%[7]			2,633,000	2,633,000

U.S. Agency Discount Notes — 0.70%
Federal Home Loan Bank
0.46%[6]	04/07/17		800,000	799,939

U.S. Treasury Bills — 3.47%
U.S. Treasury Bills
0.42%[6]	04/06/17	[8]	90,000	89,996
0.63%[6]	04/20/17		1,600,000	1,599,455
0.68%[6]	04/27/17		2,300,000	2,298,889

				3,988,340

Total Short-Term Investments (Cost $13,608,239)				13,705,637

Total Investments – 99.85% (Cost $113,956,689)[1]				114,815,472

Cash and Other Assets, Less Liabilities – 0.15%				170,447

Net Assets – 100.00%				$114,985,919

	Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 05/01/17 at 111.29 Counterparty: Citigroup Global Markets, Inc.
USD	$437,470	JPY 50,000,000	$(11,806)
Forward currency contract to sell Japanese Yen on 05/22/17 at 111.21 Counterparty: Bank of America
USD	$350,531	JPY 40,000,000	(9,144)
Forward currency contract to sell Japanese Yen on 06/19/17 at 111.08 Counterparty: Bank of America
USD	$5,403,969	JPY 610,000,000	(87,683)

Net unrealized (depreciation)			$(108,633)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
41	U.S. Treasury Ten Year Note Expiration June 2017	$ (8,110)
2	U.S. Treasury Ultra Bond Expiration June 2017	777
	Net unrealized (depreciation)	$ (7,333)

Notes:

[1]	Cost for federal income tax purposes is $113,957,793 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$4,600,113
Gross unrealized (depreciation)	(3,742,434)

Net unrealized appreciation	$857,679

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $1,629,754, which is 1.42% of total net assets.

[5]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[6]	Represents annualized yield at date of purchase.

[7]	Represents the current yield as of March 31, 2017.

[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $89,996.

†	Fair valued security. The aggregate value of fair valued securities is $846,504, which is 0.74% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

81 / Annual Report March 2017

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2017

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 82

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.61%
ASSET-BACKED SECURITIES — 6.09%**
A Voce CLO Ltd., Series 2014-1A, Class A1B (Cayman Islands)
2.48%	07/15/26	[2,3,4]	$12,000	$12,020
A Voce CLO Ltd., Series 2014-1A, Class A1R (Cayman Islands)
0.00%	07/15/26	[2,3,4]	25,475,000	25,475,000
Academic Loan Funding Trust, Series 2012-1A, Class A2
2.08%	12/27/44	[3,4]	13,850,000	13,814,851
American Money Management Corp., Series 2013-13A, Class A1L (Cayman Islands)
2.49%	01/26/26	[2,3,4]	500,000	500,193
American Money Management Corp., Series 2015-16A, Class A1 (Cayman Islands)
2.52%	04/14/27	[2,3,4]	80,380,000	80,806,255
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
2.12%	04/15/25	[2,3,4]	500,000	500,169
Avery Point CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
2.56%	04/25/26	[2,3,4]	500,000	501,123
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
1.19%	11/14/33	[2,3,4]	183,753	172,728
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
2.13%	04/20/25	[2,3,4]	1,000,000	1,001,048
Babson CLO Ltd., Series 2015-IA, Class A (Cayman Islands)
2.46%	04/20/27	[2,3,4]	74,000,000	74,216,968
Babson CLO, Inc., Series 2004-3A, Class AR (Cayman Islands)
2.30%	01/15/26	[2,3,4]	21,760,000	21,808,873
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
2.51%	10/20/26	[2,3,4]	50,675,000	50,714,070
Ballyrock CLO LLC, Series 2014-1A, Class A1R (Cayman Islands)
0.00%	10/20/26	[2,3,4]	51,090,000	51,090,000
Bayview Commercial Asset Trust, Series 2004-3, Class A1
1.35%	01/25/35	[3,4]	2,581,844	2,495,260
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
1.28%	04/25/35	[3,4]	5,271,925	4,860,975
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
1.21%	12/25/36	[3,4]	173,481	155,664
Bayview Commercial Asset Trust, Series 2007-1, Class A1
1.20%	03/25/37	[3,4]	5,954,671	5,251,918

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust, Series 2007-3, Class A1
1.02%	07/25/37	[3,4]	$1,500,761	$1,288,546
Betony CLO Ltd., Series 2015-1A, Class AR (Cayman Islands)
2.37%	04/15/27	[2,3,4]	30,000,000	30,038,850
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
1.30%	03/26/29	[3]	8,400,000	8,192,604
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.25%	02/25/35	[3]	13,390,000	13,538,165
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
2.10%	11/25/33	[3]	16,050,000	16,037,518
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
1.89%	07/25/29	[3]	2,035,771	2,040,316
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
2.04%	10/27/36	[3]	24,361,000	24,428,287
Brazos Higher Education Authority, Inc., Series 2012-1, Class A1
1.68%	12/26/35	[3]	70,359	69,603
Chase Issuance Trust, Series 2012-A10, Class A10
1.17%	12/16/19	[3]	64,515,000	64,612,902
CIFC Funding Ltd., Series 2012-2A, Class A1R (Cayman Islands)
2.45%	12/05/24	[2,3,4]	469,257	470,334
CIT Education Loan Trust, Series 2007-1, Class A
1.24%	03/25/42	[3,4]	26,605,247	24,839,459
CIT Education Loan Trust, Series 2007-1, Class B
1.45%	06/25/42	[3,4]	19,232,033	17,152,139
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
2.13%	01/23/20	[3]	13,595,000	13,721,168
Clear Creek CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
2.48%	04/20/27	[2,3,4]	26,550,000	26,575,515
College Loan Corp. Trust, Series 2005-2, Class B
1.51%	01/15/37	[3]	4,068,927	3,655,596
Dryden 33 Senior Loan Fund (Cayman Islands)
2.45%	10/15/28	[2,3,4]	4,000,000	4,012,976
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.52%	04/15/27	[2,3,4]	43,550,000	43,871,573
Dryden XXV Senior Loan Fund (Cayman Islands)
2.22%	01/15/25	[2,3,4]	18,000,000	18,009,108

See accompanying notes to Schedule of Portfolio Investments.

83 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class AR (Cayman Islands)
0.00%	04/18/26	[2,3,4]	$34,495,000	$34,503,624
Eaton Vance CLO Ltd., Series 2014-1A, Class AR (Cayman Islands)
2.23%	07/15/26	[2,3,4]	28,570,000	28,594,484
Education Loan Asset-Backed Trust, Series 2013-1, Class A1
1.78%	06/25/26	[3,4]	8,845,862	8,857,155
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
1.78%	04/26/32	[3,4]	12,740,000	12,415,593
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.69%	04/25/35	[3]	37,326	37,155
Educational Funding of the South, Inc., Series 2012-1, Class A
2.03%	03/25/36	[3]	21,471,876	21,607,998
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
2.33%	03/25/36	[3,4]	16,085,000	16,317,439
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
1.28%	05/25/36	[3]	25,000,000	22,640,154
GE Business Loan Trust, Series 2005-1A, Class A3
1.16%	06/15/33	[3,4]	3,745,623	3,467,908
GE Business Loan Trust, Series 2005-2A, Class A
1.15%	11/15/33	[3,4]	8,386,689	8,034,842
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	65,299,667	61,883,848
Goal Capital Funding Trust, Series 2005-2, Class A3
1.22%	05/28/30	[3]	14,017,935	13,921,348
Goal Capital Funding Trust, Series 2005-2, Class B
1.58%	11/25/44	[3]	11,829,991	10,477,032
Goal Capital Funding Trust, Series 2006-1, Class B
1.50%	08/25/42	[3]	3,363,261	3,109,336
Goal Structured Solutions Trust, Series 2015-1, Class A
1.63%	09/25/41	[3,4]	122,140,676	118,685,255
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
2.19%	04/25/25	[2,3,4]	6,560,000	6,557,153
Honda Auto Receivables Owner Trust, Series 2015-4, Class A2
0.82%	07/23/18		44,302,663	44,263,745

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[4]	$922,345	$924,415
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[4]	54,258,934	51,378,929
Limerock CLO III Ltd., Series 2014-3A, Class A1R (Cayman Islands)
2.23%	10/20/26	[2,3,4]	78,000,000	78,015,522
Magnetite IX CLO Ltd., Series 2014-9A, Class A1 (Cayman Islands)
2.46%	07/25/26	[2,3,4]	12,000	12,017
Magnetite XI CLO Ltd., Series 2014-11A, Class A1 (Cayman Islands)
2.47%	01/18/27	[2,3,4]	35,305,000	35,315,803
Magnetite XII CLO Ltd., Series 2015-12A, Class AR (Cayman Islands)
2.35%	04/15/27	[2,3,4]	22,220,000	22,256,841
Navient Student Loan Trust, Series 2014-1, Class A2
1.29%	03/27/23	[3]	1,925,789	1,926,274
Navient Student Loan Trust, Series 2014-1, Class A3
1.49%	06/25/31	[3]	1,175,000	1,156,364
Navient Student Loan Trust, Series 2014-2, Class A
1.62%	03/25/83	[3]	87,841,103	86,682,628
Navient Student Loan Trust, Series 2014-3, Class A
1.60%	03/25/83	[3]	91,065,101	89,911,119
Navient Student Loan Trust, Series 2014-4, Class A
1.60%	03/25/83	[3]	140,828,527	139,033,907
Navient Student Loan Trust, Series 2014-5, Class A
1.60%	03/25/83	[3]	114,950,866	113,500,450
Navient Student Loan Trust, Series 2014-6, Class A
1.59%	03/25/83	[3]	114,610,997	112,996,094
Navient Student Loan Trust, Series 2014-7, Class A
1.59%	03/25/83	[3]	117,975,318	116,303,283
Navient Student Loan Trust, Series 2015-1, Class A2
1.58%	04/25/40	[3]	199,400,000	197,974,489
Navient Student Loan Trust, Series 2015-2, Class A1
1.26%	11/25/24	[3]	8,255,412	8,258,045
Navient Student Loan Trust, Series 2015-2, Class A3
1.55%	11/26/40	[3]	98,255,000	97,634,107
Navient Student Loan Trust, Series 2016-1A, Class A
1.68%	02/25/70	[3,4]	43,244,214	42,604,985

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 84

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.75%	02/25/36	[3,4]	$10,125,000	$9,282,647
Nelnet Student Loan Trust, Series 2006-1, Class A6
1.50%	08/23/36	[3,4]	12,500,000	11,786,313
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
1.50%	03/25/26	[3,4]	52,301,519	51,021,753
Nelnet Student Loan Trust, Series 2008-3, Class A4
2.70%	11/25/24	[3]	2,342,938	2,370,636
Nelnet Student Loan Trust, Series 2014-2A, Class A1
1.26%	06/25/21	[3,4]	253,724	253,683
Nelnet Student Loan Trust, Series 2014-3A, Class A
1.56%	06/25/41	[3,4]	34,529,986	34,278,335
Nelnet Student Loan Trust, Series 2014-5A, Class A
1.53%	07/25/41	[3,4]	105,190,499	103,709,248
Nelnet Student Loan Trust, Series 2015-1A, Class A
1.57%	04/25/41	[3,4]	191,428,312	187,295,107
Nelnet Student Loan Trust, Series 2015-2A, Class A2
1.58%	09/25/42	[3,4]	247,301,797	245,502,602
Nelnet Student Loan Trust, Series 2015-3A, Class A2
1.58%	02/26/46	[3,4]	9,068,883	9,056,657
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.88%	06/25/49	[3,4]	13,095,000	12,509,477
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18		13,863,837	13,852,956
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A2A
1.05%	04/15/19		78,894,978	78,805,862
North Carolina State Education Authority, Series 2011-1, Class A3
1.94%	10/25/41	[3]	24,545,000	24,513,144
North Carolina State Education Authority, Series 2011-2, Class A2
1.84%	07/25/25	[3]	6,793	6,816
Northstar Education Finance, Inc., Series 2007-1, Class A1
1.14%	04/28/30	[3]	10,000	9,832
Northstar Education Finance, Inc., Series 2007-1, Class A2
1.79%	01/29/46	[3]	42,780,000	41,382,805
Northwoods Capital Corp., Series 2014-11A, Class A (Cayman Islands)
2.62%	04/15/25	[2,3,4]	500,000	500,393

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
2.10%	10/01/37	[3]	$16,955,000	$16,889,677
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	13,004,312	7,412,455
Panthera Aviation, Series 2013-2
10.00%	03/20/24	3,4,5,†	15,944,679	8,929,017
PHEAA Student Loan Trust, Series 2015-1A, Class A
1.58%	10/25/41	[3,4]	217,426,709	213,485,937
Scholar Funding Trust, Series 2012-B, Class A2
2.08%	03/28/46	[3,4]	38,825,000	38,573,206
SLC Student Loan Trust I, Series 2002-2, Class B2
2.37%	07/01/42	[3,4]	24,150,000	20,871,179
SLC Student Loan Trust, Series 2005-3, Class B
1.38%	06/15/40	[3]	463,828	416,128
SLC Student Loan Trust, Series 2006-1, Class A6
1.29%	12/15/38	[3]	9,495,000	8,674,178
SLC Student Loan Trust, Series 2006-1, Class B
1.34%	03/15/39	[3]	124,109	112,490
SLC Student Loan Trust, Series 2006-2, Class A6
1.29%	09/15/39	[3]	16,000,000	14,953,330
SLC Student Loan Trust, Series 2008-1, Class A4A
2.73%	12/15/32	[3]	22,725,694	23,478,789
SLM Student Loan Trust I, Series 2003-10A, Class A3
1.60%	12/15/27	[3,4]	170,525,531	170,305,212
SLM Student Loan Trust, Series 2003-11, Class A5
1.18%	12/15/22	[3,4]	14,043,593	14,017,631
SLM Student Loan Trust, Series 2003-11, Class A6
1.88%	12/15/25	[3,4]	16,265,000	16,285,445
SLM Student Loan Trust, Series 2003-4, Class A5E
1.88%	03/15/33	[3,4]	7,619,905	7,490,647
SLM Student Loan Trust, Series 2004-1, Class A4
1.30%	10/27/25	[3]	2,810,000	2,792,648
SLM Student Loan Trust, Series 2004-5A, Class A5
1.64%	10/25/23	[3,4]	4,062,674	4,068,574
SLM Student Loan Trust, Series 2004-8, Class B
1.50%	01/25/40	[3]	1,547,467	1,404,477

See accompanying notes to Schedule of Portfolio Investments.

85 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-8A, Class A5
1.54%	04/25/24	[3,4]	$67,826,844	$68,078,211
SLM Student Loan Trust, Series 2005-4, Class B
1.22%	07/25/40	[3]	6,475,815	5,954,699
SLM Student Loan Trust, Series 2005-5, Class A5
1.79%	10/25/40	[3]	60,000	57,790
SLM Student Loan Trust, Series 2005-6, Class B
1.33%	01/25/44	[3]	12,505,620	11,427,842
SLM Student Loan Trust, Series 2006-10, Class B
1.26%	03/25/44	[3]	14,948,636	13,200,054
SLM Student Loan Trust, Series 2006-2, Class A6
1.21%	01/25/41	[3]	42,655,000	40,573,837
SLM Student Loan Trust, Series 2006-5, Class A5
1.15%	01/25/27	[3]	90,915,833	90,557,738
SLM Student Loan Trust, Series 2006-7, Class A5
1.14%	01/27/25	[3]	18,674,660	18,670,747
SLM Student Loan Trust, Series 2006-8, Class A6
1.20%	01/25/41	[3]	32,855,000	30,533,131
SLM Student Loan Trust, Series 2006-9, Class A5
1.14%	01/26/26	[3]	3,485,847	3,465,508
SLM Student Loan Trust, Series 2007-1, Class A5
1.13%	01/26/26	[3]	19,295,398	19,210,639
SLM Student Loan Trust, Series 2007-1, Class B
1.26%	01/27/42	[3]	6,136,185	5,557,031
SLM Student Loan Trust, Series 2007-3, Class A4
1.10%	01/25/22	[3]	3,160,000	3,024,310
SLM Student Loan Trust, Series 2007-6, Class A4
1.42%	10/25/24	[3]	37,859,566	37,735,504
SLM Student Loan Trust, Series 2007-6, Class B
1.89%	04/27/43	[3]	5,729,669	5,253,144
SLM Student Loan Trust, Series 2008-2, Class B
2.24%	01/25/29	[3]	38,874,000	36,726,093
SLM Student Loan Trust, Series 2008-3, Class A3
2.04%	10/25/21	[3]	30,447	30,389
SLM Student Loan Trust, Series 2008-3, Class B
2.24%	04/25/29	[3]	1,750,000	1,627,359

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class A4
2.69%	07/25/22	[3]	$3,803,074	$3,874,843
SLM Student Loan Trust, Series 2008-4, Class B
2.89%	04/25/29	[3]	4,384,000	4,263,432
SLM Student Loan Trust, Series 2008-5, Class A4
2.74%	07/25/23	[3]	26,889,800	27,500,868
SLM Student Loan Trust, Series 2008-5, Class B
2.89%	07/25/29	[3]	32,444,000	32,032,002
SLM Student Loan Trust, Series 2008-6, Class B
2.89%	07/25/29	[3]	31,644,000	31,058,545
SLM Student Loan Trust, Series 2008-7, Class B
2.89%	07/25/29	[3]	17,346,000	17,025,056
SLM Student Loan Trust, Series 2008-8, Class A4
2.54%	04/25/23	[3]	6,445,000	6,571,895
SLM Student Loan Trust, Series 2008-8, Class B
3.29%	10/25/29	[3]	545,000	547,474
SLM Student Loan Trust, Series 2008-9, Class A
2.54%	04/25/23	[3]	184,831,619	188,698,445
SLM Student Loan Trust, Series 2008-9, Class B
3.29%	10/25/29	[3]	31,675,000	32,177,286
SLM Student Loan Trust, Series 2009-3, Class A
1.73%	01/25/45	[3,4]	244,479,774	242,824,083
SLM Student Loan Trust, Series 2012-1, Class A2
1.43%	11/25/20	[3]	2,576,842	2,576,998
SLM Student Loan Trust, Series 2012-2, Class A
1.68%	01/25/29	[3]	19,048,498	18,922,167
SLM Student Loan Trust, Series 2012-3, Class A
1.63%	12/26/25	[3]	42,524,513	42,039,602
SLM Student Loan Trust, Series 2012-6, Class A2
1.26%	09/25/19	[3]	904,207	904,174
SLM Student Loan Trust, Series 2012-7, Class A2
1.26%	09/25/19	[3]	2,153,151	2,151,141
SLM Student Loan Trust, Series 2013-3, Class A2
1.28%	05/26/20	[3]	3,871,093	3,869,503
SLM Student Loan Trust, Series 2013-6, Class A3
1.63%	06/26/28	[3]	30,335,000	30,232,298

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 86

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2014-2, Class A2
1.33%	10/25/21	[3]	$14,323,435	$14,329,811
South Carolina Student Loan Corp., Floating Rate Notes, Series 2006-1, Class A2
1.17%	12/01/22	[3]	5,206,144	5,195,330
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[4]	10,168,490	10,316,941
Spirit Master Funding LLC, Series 2014-2A, Class A
5.76%	03/20/42	[4]	7,858,723	8,241,836
Vermont Student Assistance Corp., Series 2012-1, Class A
1.68%	07/28/34	[3]	6,054,230	6,027,470
Voya CLO Ltd., Series 2013-3A, Class A1R (Cayman Islands)
0.00%	01/18/26	[3,4]	4,425,000	4,425,000
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
2.50%	04/18/27	[2,3,4]	15,610,000	15,710,216
Wachovia Student Loan Trust, Series 2006-1, Class A6
1.21%	04/25/40	[3,4]	20,000	18,359

Total Asset-Backed Securities
(Cost $4,821,934,011)				4,796,709,202

BANK LOANS — 0.22%*
Consumer Discretionary — 0.04%
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
3.98% (LIBOR plus 3.00%)	02/05/23	[3]	27,064,170	27,200,979

Electric — 0.05%
Homer City Generation LP, Term Loan B, 1st Lien
12.00% (LIBOR plus 11.00%)	02/08/23	[3,5]	19,537,000	18,169,410
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[3]	13,657,984	13,648,013
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[3]	3,122,786	3,120,506

				34,937,929

Energy — 0.00%
Drillships Financing Holding, Term Loan B1, 1st Lien[6]
6.06% (LIBOR plus 5.00%)	03/31/21	[3,7]	2,420,487	1,740,330

Finance — 0.05%
Delos Finance SARL, Term Loan B, 1st Lien
3.40% (LIBOR plus 2.25%)	10/06/23	[3]	41,759,581	42,281,576

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials — 0.07%
Johnson Controls International PLC,
Senior Term Loan
2.81% (LIBOR plus 1.75%)	09/10/19	[3,5]	$36,960,000	$36,925,442
TransDigm, Inc., Term Loan F, 1st Lien
3.98% (LIBOR plus 3.00%)	06/09/23	[3]	19,231,801	19,180,644

				56,106,086

Services — 0.01%
AABS Ltd., Term Loan, Series 2013-1,
Class A (STEP) (Bermuda)
4.88%	01/15/38	2,3,†	10,970,786	11,025,638

Total Bank Loans
(Cost $173,179,137)				173,292,538

CORPORATES — 27.10%*
Automotive — 0.26%
Ford Motor Credit Co. LLC
1.68%	09/08/17		12,002,000	12,002,748
6.63%	08/15/17		69,122,000	70,388,453
General Motors Co.
3.50%	10/02/18		2,792,000	2,854,326
4.88%	10/02/23		25,149,000	26,869,192
5.00%	04/01/35		4,825,000	4,788,316
5.20%	04/01/45		4,775,000	4,697,559
6.60%	04/01/36		15,025,000	17,396,123
General Motors Financial Co., Inc.
2.40%	05/09/19		18,960,000	19,010,434
3.20%	07/06/21		8,595,000	8,642,511
Goodyear Tire & Rubber Co. (The)
4.88%	03/15/27		32,627,000	32,708,567
Tenneco, Inc.
5.00%	07/15/26		2,093,000	2,055,054

				201,413,283

Banking — 5.95%
Bank of America Corp.
2.00%	01/11/18		143,621,000	144,015,383
4.10%	07/24/23		3,233,000	3,391,171
5.70%	01/24/22		6,265,000	7,041,033
5.75%	12/01/17		197,750,000	202,998,285
6.00%	09/01/17		53,791,000	54,773,708
6.50%	07/15/18		18,440,000	19,482,782
6.88%	11/15/18		34,761,000	37,421,277
7.63%	06/01/19		42,055,000	46,971,293
Bank of America Corp. (GMTN)
3.30%	01/11/23		35,875,000	36,144,780
3.50%	04/19/26		10,674,000	10,514,557
6.40%	08/28/17		41,169,000	41,977,250
Bank of America Corp. (MTN)
1.70%	08/25/17		2,500,000	2,505,103

See accompanying notes to Schedule of Portfolio Investments.

87 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
1.70%	12/01/26	[3]	$14,400,000	$13,015,814
3.82%	01/20/28	[3]	17,550,000	17,615,093
3.88%	08/01/25		81,405,000	82,994,840
4.00%	04/01/24		27,435,000	28,487,846
4.13%	01/22/24		86,667,000	90,660,962
5.00%	05/13/21		58,570,000	63,653,056
5.00%	01/21/44		3,270,000	3,576,768
5.65%	05/01/18		210,273,000	218,932,032
6.88%	04/25/18		207,651,000	218,592,546
8.63%	05/02/17	[3]	5,800,000	5,546,540
8.90%	05/18/17	[3]	5,990,000	5,705,475
9.52%	06/06/17	[3]	12,113,000	11,523,097
Bank of America Corp., Series L
2.60%	01/15/19		31,092,000	31,429,348
Bank of America N.A. (BKNT)
1.43%	06/15/17	[3]	51,120,000	51,129,611
6.10%	06/15/17		97,869,000	98,715,014
Bank of New York Mellon Corp. (MTN) (The)
1.35%	03/06/18		750,000	749,170
2.60%	02/07/22		81,530,000	81,327,590
Bank One Corp.
8.00%	04/29/27		2,500,000	3,272,423
Bank One Corp. (STEP)
8.53%	03/01/19		1,810,000	2,026,245
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		11,602,000	11,621,606
Capital One Financial Corp.
2.45%	04/24/19		300,000	301,969
3.20%	02/05/25		700,000	680,337
Credit Suisse/New York (GMTN) (Switzerland)
1.73%	01/29/18	[2,3]	15,200,000	15,251,406
Discover Bank
2.00%	02/21/18		45,491,000	45,546,620
2.60%	11/13/18		98,730,000	99,739,341
3.45%	07/27/26		2,465,000	2,373,465
4.20%	08/08/23		10,900,000	11,367,163
7.00%	04/15/20		9,000,000	10,041,534
Discover Bank (BKNT)
3.10%	06/04/20		6,023,000	6,153,482
3.20%	08/09/21		6,970,000	7,080,743
8.70%	11/18/19		3,676,000	4,192,937
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[2,4]	115,294,000	120,846,386
JPMorgan Chase & Co.
1.66%	03/09/21	[3]	14,860,000	14,815,821
1.80%	01/25/18		8,600,000	8,617,138
2.00%	01/23/20	[3]	15,000,000	15,233,730
2.55%	10/29/20		92,420,000	92,829,190
2.70%	05/18/23		26,300,000	25,755,472

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
2.75%	06/23/20		$33,300,000	$33,749,417
2.95%	10/01/26		4,570,000	4,357,989
3.20%	01/25/23		9,750,000	9,864,163
3.63%	05/13/24		4,750,000	4,862,352
3.78%	02/01/28	[3]	3,770,000	3,814,648
3.90%	07/15/25		61,269,000	63,507,524
4.25%	10/15/20		10,525,000	11,172,687
4.50%	01/24/22		3,100,000	3,344,230
4.95%	03/25/20		20,000,000	21,605,180
6.00%	01/15/18		367,481,000	379,929,419
6.30%	04/23/19		170,000	184,819
JPMorgan Chase & Co., Series H (MTN)
1.70%	03/01/18		16,735,000	16,746,933
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		1,678,000	1,697,970
6.00%	10/01/17		294,453,000	300,643,874
Lloyds Banking Group PLC (United Kingdom)
4.58%	12/10/25	[2]	2,100,000	2,139,425
Macquarie Bank Ltd. (Australia)
1.60%	10/27/17	[2,4]	20,000,000	20,001,960
1.66%	10/27/17	[2,3,4]	89,760,000	90,033,858
PNC Bank N.A.
1.80%	11/05/18		26,460,000	26,498,460
Royal Bank of Scotland PLC (United Kingdom)
6.00%	12/19/23	[2]	5,200,000	5,504,013
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[2]	79,390,000	79,351,416
2.88%	08/05/21	[2]	20,955,000	20,762,361
Santander UK PLC (United Kingdom)
2.50%	03/14/19	[2]	29,781,000	30,030,118
3.05%	08/23/18	[2]	7,225,000	7,342,255
UBS AG/Stamford CT (BKNT) (GMTN) (Switzerland)
1.80%	03/26/18	[2]	62,275,000	62,325,131
UBS AG/Stamford CT (GMTN) (Switzerland)
1.85%	03/26/18	[2,3]	80,250,000	80,583,760
UBS AG/Stamford CT (Switzerland)
1.38%	06/01/17	[2]	40,540,000	40,553,581
1.61%	06/01/17	[2,3]	33,900,000	33,924,917
Wachovia Corp. (MTN)
5.75%	02/01/18		177,344,000	183,418,325
Wells Fargo & Co.
2.10%	07/26/21		4,610,000	4,519,616
2.15%	01/15/19		15,135,000	15,211,311
2.50%	03/04/21		98,680,000	98,527,100
3.00%	04/22/26		115,105,000	110,677,314
3.00%	10/23/26		95,246,000	91,305,768
5.63%	12/11/17		139,981,000	143,779,419

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 88

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Wells Fargo & Co. (GMTN)
1.50%	01/16/18		$103,929,000	$103,753,984
2.60%	07/22/20		20,646,000	20,843,313
4.90%	11/17/45		690,000	721,097
Wells Fargo & Co. (MTN)
1.40%	09/08/17		15,000,000	15,002,408
2.55%	12/07/20		14,221,000	14,273,923
3.30%	09/09/24		5,895,000	5,902,605
Wells Fargo Bank N.A.
1.75%	05/24/19		60,000,000	59,835,450
Wells Fargo Bank N.A. (BKNT) (MTN)
1.65%	01/22/18		110,930,000	110,980,584
Wells Fargo Bank N.A. (MTN)
2.15%	12/06/19		222,065,000	222,674,446

				4,684,597,555

Commercial Services — 0.05%
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[2,4]	33,251,000	34,996,677
Nielsen Co. Luxembourg SARL (The) (Luxembourg)
5.00%	02/01/25	[2,4]	5,203,000	5,196,496

				40,193,173

Communications — 2.71%
21st Century Fox America, Inc.
4.75%	09/15/44		5,800,000	5,852,615
4.95%	10/15/45		8,155,000	8,485,567
5.40%	10/01/43		6,105,000	6,687,124
6.15%	03/01/37		6,730,000	7,969,126
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[2,4]	1,230,000	1,309,950
Altice U.S. Finance I Corp.
5.38%	07/15/23	[4]	48,629,000	50,331,015
5.50%	05/15/26	[4]	45,455,000	46,818,650
AT&T, Inc.
3.00%	06/30/22		5,000,000	4,972,655
3.40%	05/15/25		115,030,000	111,297,161
3.60%	02/17/23		18,835,000	19,110,066
3.80%	03/15/22		28,678,000	29,706,680
4.13%	02/17/26		102,996,000	104,636,520
4.25%	03/01/27		13,745,000	13,932,222
4.35%	06/15/45		31,078,000	27,429,472
4.45%	04/01/24		22,195,000	23,294,496
4.50%	05/15/35		37,620,000	35,605,712
4.55%	03/09/49		10,485,000	9,375,323
4.60%	02/15/21		2,343,000	2,494,690
4.75%	05/15/46		42,590,000	39,891,625
4.80%	06/15/44		48,130,000	45,514,178
5.00%	03/01/21		2,000,000	2,159,700

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
5.25%	03/01/37		$88,275,000	$90,112,590
5.45%	03/01/47		39,230,000	40,069,708
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/27	[4]	62,469,000	62,858,963
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%	09/15/20	[4]	6,494,000	6,721,290
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%	07/23/25		1,460,000	1,542,723
6.38%	10/23/35		43,738,000	49,701,676
6.48%	10/23/45		84,505,000	97,573,698
Comcast Corp.
2.75%	03/01/23		34,775,000	34,667,827
3.60%	03/01/24		600,000	616,267
4.40%	08/15/35		17,230,000	17,892,511
4.60%	08/15/45		7,800,000	8,088,748
CSC Holdings LLC
5.50%	04/15/27	[4]	63,059,000	64,244,509
6.75%	11/15/21		4,216,000	4,582,265
8.63%	02/15/19		8,975,000	9,872,500
10.88%	10/15/25	[4]	3,500,000	4,217,500
DISH DBS Corp.
5.88%	07/15/22		1,846,000	1,941,807
6.75%	06/01/21		11,275,000	12,198,141
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2]	16,584,000	13,764,720
7.25%	04/01/19	[2]	3,750,000	3,590,813
Level 3 Financing, Inc.
5.25%	03/15/26		15,429,000	15,544,717
5.63%	02/01/23		866,000	898,475
Numericable-SFR SA (France)
7.38%	05/01/26	[2,4]	5,130,000	5,303,138
Sirius XM Radio, Inc.
4.25%	05/15/20	[4]	2,639,000	2,665,390
5.75%	08/01/21	[4]	17,341,000	18,039,138
Sky PLC (United Kingdom)
6.10%	02/15/18	[2,4]	1,375,000	1,424,643
Softbank Group Corp. (Japan)
4.50%	04/15/20	[2,4]	1,000,000	1,030,000
Sprint Communications, Inc.
9.00%	11/15/18	[4]	82,450,000	89,565,435
Time Warner Cable LLC
4.50%	09/15/42		5,000,000	4,547,968
5.50%	09/01/41		5,000,000	5,144,895
5.88%	11/15/40		28,125,000	30,086,775
6.55%	05/01/37		6,045,000	6,954,525
6.75%	07/01/18		63,452,000	67,116,290
8.25%	04/01/19		18,847,000	21,020,200

See accompanying notes to Schedule of Portfolio Investments.

89 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
8.75%	02/14/19		$14,400,000	$16,102,980
Time Warner Entertainment Co. LP
8.38%	03/15/23		1,400,000	1,748,122
Time Warner, Inc.
3.80%	02/15/27		23,740,000	23,564,051
T-Mobile USA, Inc.
4.00%	04/15/22		2,802,000	2,854,538
5.13%	04/15/25		5,220,000	5,402,700
5.38%	04/15/27		4,788,000	4,943,610
6.63%	04/28/21		4,574,000	4,738,664
6.73%	04/28/22		55,277,000	57,330,541
Verizon Communications, Inc.
2.95%	03/15/22	[4]	8,611,000	8,586,528
3.50%	11/01/24		5,925,000	5,902,235
3.85%	11/01/42		15,905,000	13,319,976
4.13%	03/16/27		97,880,000	99,764,141
4.40%	11/01/34		27,795,000	26,380,985
4.52%	09/15/48		28,562,000	25,979,710
4.60%	04/01/21		1,200,000	1,283,165
4.67%	03/15/55		2,681,000	2,404,101
4.81%	03/15/39	[4]	16,686,000	16,306,127
4.86%	08/21/46		155,917,000	149,357,806
5.01%	04/15/49	[4]	68,722,000	67,000,789
5.05%	03/15/34		8,260,000	8,424,472
5.15%	09/15/23		37,046,000	40,738,727
5.25%	03/16/37		96,335,000	99,835,910
5.50%	03/16/47		4,588,000	4,802,305
Viacom, Inc.
3.45%	10/04/26		41,200,000	39,267,864
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26	[2,4]	4,089,000	4,124,779
5.50%	08/15/26	[2,4]	7,294,000	7,439,880

				2,128,079,098

Consumer Discretionary — 0.65%
Altria Group, Inc.
9.70%	11/10/18		47,493,000	53,303,222
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		183,098,000	185,305,613
3.70%	02/01/24		1,250,000	1,292,679
4.70%	02/01/36		59,735,000	63,184,666
Anheuser-Busch InBev Worldwide, Inc.
7.75%	01/15/19		30,149,000	33,171,718
Anheuser-Busch North American Holding Corp.
2.20%	08/01/18	[4]	29,840,000	30,043,061
BAT International Finance PLC (EMTN) (United Kingdom)
1.63%	09/09/19	[2]	22,385,000	22,058,877

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Churchill Downs, Inc.
5.38%	12/15/21		$12,595,000	$13,161,775
DS Services of America, Inc.
10.00%	09/01/21	[4]	32,622,000	35,150,205
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		20,628,000	21,349,980
KFC Holding Co/Pizza Hut Holdings LLC/
Taco Bell of America LLC
5.00%	06/01/24	[4]	845,000	865,069
5.25%	06/01/26	[4]	9,023,000	9,203,460
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
4.52%	07/15/21	[3,4]	3,800,000	3,897,394
5.75%	10/15/20		36,814,000	37,918,420
Spectrum Brands, Inc.
5.75%	07/15/25		2,913,000	3,080,498

				512,986,637

Consumer Products — 0.06%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[2,4]	34,559,000	34,582,880
Central Garden & Pet Co.
6.13%	11/15/23		7,977,000	8,475,563
Scotts Miracle-Gro Co. (The)
5.25%	12/15/26	[4]	5,782,000	5,868,730

				48,927,173

Electric — 1.64%
AEP Transmission Co. LLC
3.10%	12/01/26	[4]	16,140,000	15,955,326
Alabama Power Capital Trust V
4.25%	10/01/42	[3]	290,000	279,330
American Transmission Systems, Inc.
5.00%	09/01/44	[4]	3,145,000	3,420,305
Appalachian Power Co.
4.45%	06/01/45		30,241,000	31,477,434
Cleveland Electric Illuminating Co.,
Series D (The)
7.88%	11/01/17		34,880,000	36,100,381
Dominion Resources, Inc.
1.88%	12/15/18	[4]	27,940,000	27,909,121
Duke Energy Carolinas LLC
2.50%	03/15/23		8,772,000	8,692,008
3.75%	06/01/45		35,725,000	34,189,254
3.88%	03/15/46		3,000,000	2,940,795
4.00%	09/30/42		17,550,000	17,506,011
4.25%	12/15/41		28,843,000	29,926,083
Duke Energy Corp.
1.63%	08/15/17		400,000	400,139
2.65%	09/01/26		13,665,000	12,730,717

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 90

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Duke Energy Indiana LLC
3.75%	05/15/46		$3,225,000	$3,056,078
Duke Energy Indiana LLC, Series UUU
4.20%	03/15/42		7,700,000	7,829,475
Duke Energy Indiana LLC, Series WWW
4.90%	07/15/43		7,000,000	7,873,320
Duke Energy Progress LLC
3.70%	10/15/46		30,715,000	29,404,975
4.10%	05/15/42		8,915,000	9,065,173
4.15%	12/01/44		10,900,000	11,087,578
4.20%	08/15/45		16,475,000	16,862,789
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[4]	2,000,000	2,237,094
6.25%	08/15/35		42,000	45,141
Entergy Corp.
4.00%	07/15/22		13,822,000	14,496,977
5.13%	09/15/20		10,210,000	11,038,092
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		25,905,000	27,047,799
Entergy Texas, Inc.
7.13%	02/01/19		35,000	38,104
Eversource Energy, Series H
3.15%	01/15/25		6,700,000	6,677,468
Eversource Energy, Series K
2.75%	03/15/22		3,930,000	3,945,618
Exelon Corp.
1.55%	06/09/17		8,735,000	8,734,418
FirstEnergy Transmission LLC
4.35%	01/15/25	[4]	25,530,000	26,589,121
5.45%	07/15/44	[4]	63,750,000	69,775,793
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[4]	11,592	11,592
Great Plains Energy, Inc.
2.50%	03/09/20		16,375,000	16,458,103
3.15%	04/01/22		34,585,000	34,945,341
4.85%	04/01/47		6,410,000	6,593,973
Homer City Generation LP6
8.14%	10/01/19	[5,7]	13,274,266	5,176,964
8.73%	10/01/26	[5,7]	54,115,382	20,834,422
Indiana Michigan Power Co., Series K
4.55%	03/15/46		12,600,000	13,376,664
Indianapolis Power & Light Co.
4.70%	09/01/45	[4]	100,000	105,815
IPALCO Enterprises, Inc.
5.00%	05/01/18		7,500,000	7,721,977
ITC Holdings Corp.
3.65%	06/15/24		5,650,000	5,708,644
Jersey Central Power & Light Co.
4.30%	01/15/26	[4]	5,450,000	5,679,854

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
4.70%	04/01/24	[4]	$31,002,000	$33,149,974
4.80%	06/15/18		14,875,000	15,349,661
6.40%	05/15/36		13,825,000	16,073,387
Kansas City Power & Light Co.
3.15%	03/15/23		24,190,000	24,372,610
3.65%	08/15/25		15,195,000	15,326,019
6.38%	03/01/18		9,410,000	9,791,942
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		75,000	87,079
LG&E & KU Energy LLC
4.38%	10/01/21		11,320,000	11,962,574
Metropolitan Edison Co.
3.50%	03/15/23	[4]	11,725,000	11,916,273
4.00%	04/15/25	[4]	32,119,000	32,651,424
7.70%	01/15/19		14,000	15,288
MidAmerican Energy Co.
3.10%	05/01/27		8,405,000	8,394,418
4.25%	05/01/46		33,420,000	34,589,633
4.40%	10/15/44		8,875,000	9,409,222
4.80%	09/15/43		15,005,000	16,832,024
Nevada Power Co.
5.45%	05/15/41		600,000	701,837
NextEra Energy Capital Holdings, Inc.
1.59%	06/01/17		12,940,000	12,944,167
1.65%	09/01/18		15,314,000	15,278,533
2.30%	04/01/19		7,190,000	7,237,975
NextEra Energy Capital Holdings, Inc.,
Series F
2.06%	09/01/17		24,226,000	24,268,880
Niagara Mohawk Power Corp.
3.51%	10/01/24	[4]	6,000,000	6,138,435
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		16,683,000	17,755,400
5.25%	09/30/40		9,938,000	11,704,359
5.30%	06/01/42		15,908,000	18,998,908
7.00%	09/01/22		25,475,000	30,716,825
PacifiCorp
3.35%	07/01/25		7,200,000	7,316,215
Pennsylvania Electric Co.
4.15%	04/15/25	[4]	25,325,000	25,442,324
5.20%	04/01/20		25,200,000	26,818,558
6.05%	09/01/17		4,260,000	4,329,962
Potomac Electric Power Co.
3.60%	03/15/24		7,123,000	7,398,293
4.15%	03/15/43		7,677,000	7,844,036
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,221,390
Public Service Co. of New Mexico
3.85%	08/01/25		10,000,000	10,187,927

See accompanying notes to Schedule of Portfolio Investments.

91 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
5.35%	10/01/21		$5,320,000	$5,645,687
7.95%	05/15/18		41,187,000	44,024,949
Public Service Co. of Oklahoma
4.40%	02/01/21		400,000	423,736
Puget Energy, Inc.
6.00%	09/01/21		3,494,000	3,896,568
Southern Co. (The)
1.55%	07/01/18		13,200,000	13,147,385
Southern Co. Gas Capital Corp.
2.45%	10/01/23		11,015,000	10,582,766
Southwestern Electric Power Co.
3.55%	02/15/22		17,377,000	17,865,867
6.45%	01/15/19		28,760,000	31,027,762
Southwestern Electric Power Co., Series F
5.88%	03/01/18		19,504,000	20,216,793
Southwestern Electric Power Co., Series K
2.75%	10/01/26		26,350,000	24,971,632
Trans-Allegheny Interstate Line Co.
3.85%	06/01/25	[4]	5,856,000	6,008,514
Tucson Electric Power Co.
3.85%	03/15/23		85,000	85,163
Virginia Electric & Power Co.
5.40%	04/30/18		18,865,000	19,597,728
Virginia Electric & Power Co., Series A
3.15%	01/15/26		3,285,000	3,272,524
Virginia Electric & Power Co., Series B
2.95%	11/15/26		18,625,000	18,216,870

				1,293,154,762

Energy — 1.44%
Anadarko Petroleum Corp.
4.50%	07/15/44		24,921,000	23,597,720
Antero Resources Corp.
5.00%	03/01/25	[4]	3,785,000	3,711,760
Boardwalk Pipelines LP
4.95%	12/15/24		70,940,000	74,595,716
5.20%	06/01/18		10,819,000	11,189,778
BP Capital Markets PLC (United Kingdom)
1.85%	05/05/17	[2]	500,000	500,263
3.06%	03/17/22	[2]	11,653,000	11,810,665
3.25%	05/06/22	[2]	10,000,000	10,222,000
3.51%	03/17/25	[2]	9,267,000	9,328,653
3.54%	11/04/24	[2]	20,883,000	21,125,974
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[4]	23,400,000	23,610,764
4.50%	03/10/46	[4]	15,650,000	16,413,141
Devon Energy Corp.
4.75%	05/15/42		11,800,000	11,364,604
5.60%	07/15/41		3,590,000	3,809,310

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Enbridge Energy Partners LP
5.50%	09/15/40		$4,700,000	$4,788,373
5.88%	10/15/25		23,730,000	26,609,007
7.38%	10/15/45		44,430,000	55,808,487
Energy Transfer Partners LP
3.60%	02/01/23		22,030,000	21,925,335
4.05%	11/01/66	[3]	41,396,000	35,007,562
4.20%	04/15/27		7,600,000	7,525,041
4.75%	01/15/26		4,250,000	4,385,622
4.90%	03/15/35		6,490,000	6,212,630
5.15%	03/15/45		44,825,000	42,481,639
6.50%	02/01/42		2,000,000	2,171,790
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[4]	21,200,000	23,536,123
Gulfport Energy Corp.
6.38%	05/15/25	[4]	27,099,000	26,726,389
HollyFrontier Corp.
5.88%	04/01/26		20,000,000	21,270,070
KeySpan Gas East Corp.
2.74%	08/15/26	[4]	30,307,000	29,040,395
Kinder Morgan Energy Partners LP
3.50%	09/01/23		4,688,000	4,627,126
4.25%	09/01/24		3,845,000	3,899,284
4.30%	05/01/24		13,329,000	13,581,445
Kinder Morgan, Inc.
6.95%	06/01/28		7,000,000	7,642,100
Kinder Morgan, Inc./DE
3.05%	12/01/19		1,090,000	1,108,991
5.30%	12/01/34		2,275,000	2,289,528
Noble Energy, Inc.
5.05%	11/15/44		27,413,000	28,143,090
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		2,407,000	2,671,652
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		32,275,000	33,653,686
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%	11/01/23		5,000,000	5,137,625
5.00%	10/01/22		1,722,000	1,828,549
Rockies Express Pipeline LLC
5.63%	04/15/20	[4]	770,000	814,275
6.00%	01/15/19	[4]	15,106,000	15,785,770
6.85%	07/15/18	[4]	23,896,000	25,090,800
Ruby Pipeline LLC
6.00%	04/01/22	[4]	59,601,000	63,122,525
Sabine Pass Liquefaction LLC
4.20%	03/15/28	[4]	51,165,000	50,717,306
5.63%	03/01/25		40,492,000	43,984,435
5.75%	05/15/24		15,000,000	16,414,500

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 92

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Shell International Finance BV (Netherlands)
4.38%	05/11/45	[2]	$21,509,000	$21,850,777
4.55%	08/12/43	[2]	4,075,000	4,239,813
Southern Natural Gas Co. LLC
4.80%	03/15/47	[4]	5,090,000	5,164,910
Spectra Energy Partners LP
3.50%	03/15/25		3,000,000	2,926,322
4.50%	03/15/45		6,381,000	5,984,312
4.60%	06/15/21		7,000,000	7,425,026
TC PipeLines LP
4.38%	03/13/25		36,050,000	36,480,632
4.65%	06/15/21		6,108,000	6,429,873
Tennessee Gas Pipeline Co. LLC
7.63%	04/01/37		40,000	48,666
8.38%	06/15/32		5,224,000	6,670,873
Texas Eastern Transmission LP
2.80%	10/15/22	[4]	40,071,000	38,842,002
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67	[2,3]	85,000	79,581
Tucson Electric Power Co.
5.15%	11/15/21		4,800,000	5,175,826
Williams Cos., Inc. (The)
7.88%	09/01/21		4,538,000	5,252,735
Williams Partners LP
3.35%	08/15/22		10,070,000	10,047,049
3.60%	03/15/22		63,760,000	64,747,387
5.10%	09/15/45		445,000	443,613
6.30%	04/15/40		54,995,000	62,137,030
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,175,000	2,253,257

				1,135,481,182

Environmental Control — 0.00%
Republic Services, Inc.
3.80%	05/15/18		1,975,000	2,018,147

Finance — 6.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19	[2]	21,355,000	21,938,483
Alta Wind Holdings LLC
7.00%	06/30/35	[4,5]	11,169,728	12,265,534
American Express Bank FSB (BKNT)
6.00%	09/13/17		8,100,000	8,266,427
American Express Co.
1.55%	05/22/18		14,645,000	14,632,032
7.00%	03/19/18		99,122,000	104,138,911
American Express Credit Corp. (MTN)
1.80%	07/31/18		26,095,000	26,136,413
2.20%	03/03/20		42,020,000	42,100,804

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Associates Corp. of North America
6.95%	11/01/18		$25,559,000	$27,484,807
Bear Stearns Cos. LLC (The)
4.65%	07/02/18		4,330,000	4,482,526
6.40%	10/02/17		266,994,000	273,429,890
7.25%	02/01/18		155,484,000	162,519,651
CIT Group, Inc.
4.25%	08/15/17		9,633,000	9,723,309
6.63%	04/01/18	[4]	6,632,000	6,922,150
Citigroup Capital III
7.63%	12/01/36		7,438,000	8,816,834
Citigroup, Inc.
1.53%	08/14/17	[3]	5,355,000	5,360,109
1.55%	08/14/17		36,333,000	36,329,839
1.60%	08/25/36	[3]	82,299,000	66,616,432
1.70%	04/27/18		83,991,000	84,048,618
1.75%	11/24/17	[3]	46,230,000	46,387,043
1.75%	05/01/18		46,794,000	46,767,150
1.80%	02/05/18		243,657,000	243,832,433
1.85%	11/24/17		44,000,000	44,083,512
2.05%	12/07/18		38,412,000	38,487,047
2.05%	06/07/19		48,475,000	48,459,052
2.15%	07/30/18		62,997,000	63,265,115
2.50%	09/26/18		68,228,000	68,854,026
2.55%	04/08/19		13,290,000	13,395,137
4.50%	01/14/22		265,000	284,305
5.50%	09/13/25		10,000,000	10,951,220
6.00%	08/15/17		10,750,000	10,917,485
6.13%	11/21/17		31,236,000	32,092,360
6.13%	05/15/18		135,548,000	141,978,804
8.50%	05/22/19		20,900,000	23,663,478
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,729,594
Discover Financial Services
3.85%	11/21/22		10,899,000	11,127,803
5.20%	04/27/22		4,515,000	4,876,502
Ford Motor Credit Co. LLC
1.72%	12/06/17		12,428,000	12,433,903
2.10%	01/09/18	[3]	45,075,000	45,250,297
2.15%	01/09/18		15,955,000	16,005,721
2.24%	06/15/18		10,000,000	10,038,213
2.55%	10/05/18		4,370,000	4,407,265
3.00%	06/12/17		27,062,000	27,142,306
3.34%	03/18/21		12,900,000	13,080,336
5.00%	05/15/18		42,988,000	44,427,991
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[2]	120,249,000	127,221,398
General Electric Corp. (GMTN)
5.63%	05/01/18		295,000	308,497

See accompanying notes to Schedule of Portfolio Investments.

93 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
6.15%	08/07/37		$4,121,000	$5,353,146
General Electric Corp. (MTN)
1.41%	05/05/26	[3]	11,450,000	11,258,875
1.52%	08/15/36	[3]	13,220,000	11,653,681
4.38%	09/16/20		5,815,000	6,260,400
5.88%	01/14/38		13,571,000	17,165,007
General Electric Corp.,
Series A (MTN)
6.75%	03/15/32		3,984,000	5,380,197
General Motors Financial Co., Inc.
3.00%	09/25/17		52,050,000	52,382,027
3.10%	01/15/19		44,080,000	44,806,628
4.38%	09/25/21		10,000,000	10,515,947
4.75%	08/15/17		47,107,000	47,638,932
Goldman Sachs Group, Inc. (GMTN) (The)
5.38%	03/15/20		60,000	65,089
7.50%	02/15/19		21,655,000	23,775,934
Goldman Sachs Group, Inc. (MTN) (The)
1.93%	12/15/17	[3]	19,550,000	19,621,866
2.14%	11/15/18	[3]	75,675,000	76,517,827
3.85%	07/08/24		123,639,000	126,709,204
Goldman Sachs Group, Inc. (The)
2.38%	01/22/18		223,083,000	224,442,468
3.75%	02/25/26		2,824,000	2,852,791
3.85%	01/26/27		16,665,000	16,777,355
5.25%	07/27/21		13,000,000	14,290,907
5.95%	01/18/18		508,959,000	525,689,500
6.15%	04/01/18		156,870,000	163,463,560
Goldman Sachs Group, Inc., Series D (MTN) (The)
6.00%	06/15/20		9,510,000	10,567,388
International Lease Finance Corp.
7.13%	09/01/18	[4]	114,768,000	122,801,760
KKR Group Finance Co. III LLC
5.13%	06/01/44	[4]	12,505,000	12,490,419
Morgan Stanley
1.88%	01/05/18		76,200,000	76,368,326
1.89%	01/05/18	[3]	81,335,000	81,618,046
2.13%	04/25/18		40,820,000	40,999,261
2.50%	01/24/19		13,094,000	13,234,440
Morgan Stanley (GMTN)
2.45%	02/01/19		31,284,000	31,589,660
3.70%	10/23/24		2,080,000	2,117,811
3.88%	01/27/26		2,245,000	2,275,077
4.00%	07/23/25		17,700,000	18,306,765
5.50%	07/24/20		51,988,000	56,798,970
6.63%	04/01/18		244,112,000	255,569,397
7.30%	05/13/19		100,122,000	110,731,127
Morgan Stanley (MTN)
5.55%	04/27/17		2,390,000	2,396,403

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.63%	09/23/19		$23,511,000	$25,434,701
5.95%	12/28/17		166,559,000	171,779,126
6.25%	08/28/17		43,000,000	43,844,155
Morgan Stanley, Series 3NC2
1.84%	02/14/20	[3]	170,345,000	170,762,345
Morgan Stanley, Series F
3.88%	04/29/24		6,367,000	6,562,607
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	25,779,200	31,352,985
Protective Life Global Funding
2.70%	11/25/20	[4]	32,195,000	32,443,513
Raymond James Financial, Inc.
4.95%	07/15/46		7,090,000	7,034,496
8.60%	08/15/19		8,453,000	9,669,530
SL Green Realty Corp.
5.00%	08/15/18		32,299,000	33,413,251

				4,845,463,662

Food — 0.43%
B&G Foods, Inc.
5.25%	04/01/25		3,020,000	3,053,975
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[4]	33,364,000	34,323,215
Kraft Heinz Foods Co.
2.25%	06/05/17		5,775,000	5,784,737
3.00%	06/01/26		36,576,000	34,439,852
3.95%	07/15/25		17,714,000	18,013,756
4.38%	06/01/46		96,228,000	90,693,206
5.20%	07/15/45		26,987,000	28,256,307
6.13%	08/23/18		15,700,000	16,601,847
Lamb Weston Holdings, Inc.
4.63%	11/01/24	[4]	19,127,000	19,557,357
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[2,4]	69,630,000	68,555,922
TreeHouse Foods, Inc.
6.00%	02/15/24	[4]	20,198,000	21,258,395

				340,538,569

Health Care — 3.55%
Abbott Laboratories
2.35%	11/22/19		15,000,000	15,071,730
2.90%	11/30/21		26,530,000	26,651,958
3.75%	11/30/26		138,308,000	138,529,569
AbbVie, Inc.
3.20%	05/14/26		37,370,000	35,972,607
3.60%	05/14/25		108,021,000	108,230,129
4.50%	05/14/35		51,764,000	51,565,174

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 94

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Actavis Funding SCS (Luxembourg)
1.30%	06/15/17	[2]	$36,724,000	$36,744,380
2.35%	03/12/18	[2]	71,825,000	72,154,820
3.45%	03/15/22	[2]	14,725,000	15,051,866
3.80%	03/15/25	[2]	130,108,000	131,512,646
3.85%	06/15/24	[2]	32,949,000	33,653,977
4.55%	03/15/35	[2]	86,419,000	86,913,490
Actavis, Inc.
1.88%	10/01/17		16,775,000	16,817,158
Aetna, Inc.
1.50%	11/15/17		17,284,000	17,283,378
1.70%	06/07/18		50,400,000	50,528,107
Amgen, Inc.
1.25%	05/22/17		13,137,000	13,136,961
2.13%	05/15/17		96,251,000	96,360,919
3.13%	05/01/25		5,420,000	5,334,443
3.63%	05/15/22		5,312,000	5,526,074
4.40%	05/01/45		25,358,000	24,711,244
4.56%	06/15/48		23,129,000	22,921,378
4.66%	06/15/51		25,279,000	25,180,973
5.85%	06/01/17		46,916,000	47,231,838
Anthem, Inc.
1.88%	01/15/18		41,730,000	41,775,761
3.30%	01/15/23		23,920,000	24,161,185
3.50%	08/15/24		2,100,000	2,120,899
3.70%	08/15/21		2,700,000	2,799,695
4.65%	01/15/43		66,370,000	67,866,046
4.65%	08/15/44		23,449,000	24,070,187
7.00%	02/15/19		12,844,000	13,978,100
Ascension Health
3.95%	11/15/46		21,555,000	21,204,440
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	2,723,000	2,748,418
Baxalta, Inc.
2.00%	06/22/18		7,582,000	7,603,112
2.88%	06/23/20		28,810,000	29,236,590
4.00%	06/23/25		3,047,000	3,106,881
Bayer US Finance LLC
2.38%	10/08/19	[4]	15,185,000	15,273,992
Baylor Scott & White Holdings
4.19%	11/15/45		30,300,000	30,280,120
Biogen, Inc.
5.20%	09/15/45		10,015,000	10,877,672
Catholic Health Initiatives
2.95%	11/01/22		23,505,000	22,862,949
Celgene Corp.
2.88%	08/15/20		4,350,000	4,420,061
3.88%	08/15/25		40,000,000	40,955,040
4.63%	05/15/44		12,750,000	12,693,875

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.00%	08/15/45		$139,876,000	$146,614,596
Centene Corp.
4.75%	01/15/25		50,580,000	50,991,215
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		14,034,000	14,104,170
5.75%	08/15/22		7,230,000	7,510,163
Express Scripts Holding Co.
3.40%	03/01/27		76,512,000	72,206,670
Forest Laboratories LLC
5.00%	12/15/21	[4]	11,870,000	12,871,531
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[4]	9,068,000	9,202,206
4.75%	10/15/24	[4]	3,867,000	3,944,340
Gilead Sciences, Inc.
2.95%	03/01/27		33,125,000	31,455,897
3.50%	02/01/25		16,500,000	16,632,660
3.65%	03/01/26		7,200,000	7,205,486
3.70%	04/01/24		16,915,000	17,390,954
4.00%	09/01/36		25,000,000	23,807,675
4.15%	03/01/47		53,980,000	50,465,524
4.50%	02/01/45		4,620,000	4,568,586
4.75%	03/01/46		3,489,000	3,567,115
Grifols Worldwide Operations Ltd. (Ireland)
5.25%	04/01/22	[2]	6,864,000	7,134,304
HCA, Inc.
4.25%	10/15/19		9,790,000	10,157,125
4.75%	05/01/23		7,305,000	7,633,725
5.00%	03/15/24		25,614,000	26,926,717
5.25%	04/15/25		17,460,000	18,594,900
5.25%	06/15/26		1,453,000	1,534,731
6.50%	02/15/20		10,395,000	11,402,275
Humana, Inc.
7.20%	06/15/18		10,166,000	10,799,803
Johnson & Johnson
3.63%	03/03/37		20,295,000	20,135,745
Memorial Sloan-Kettering Cancer Center, Series 2015
4.20%	07/01/55		1,233,000	1,224,617
Merck & Co., Inc.
3.70%	02/10/45		215,000	204,713
New York and Presbyterian Hospital (The)
4.02%	08/01/45		23,230,000	22,684,258
Northwell Healthcare, Inc.
3.98%	11/01/46		34,525,000	31,795,799
4.80%	11/01/42		40,000	40,976
6.15%	11/01/43		25,265,000	31,547,938
NYU Hospitals Center, Series 13, Class A
5.75%	07/01/43		6,040,000	7,289,839
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		3,300,000	3,148,094

See accompanying notes to Schedule of Portfolio Investments.

95 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Quintiles IMS, Inc.
4.88%	05/15/23	[4]	$48,260,000	$48,923,575
RWJ Barnabas Health, Inc.
3.95%	07/01/46		12,945,000	12,273,362
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[2]	299,193,000	297,214,736
Tenet Healthcare Corp.
4.38%	10/01/21		380,000	381,425
4.50%	04/01/21		3,303,000	3,319,515
4.63%	06/15/20	[3]	34,927,000	35,276,270
4.75%	06/01/20		1,519,000	1,556,975
6.00%	10/01/20		27,665,000	29,324,900
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[2]	7,475,000	7,432,792
2.80%	07/21/23	[2]	49,640,000	47,232,460
3.15%	10/01/26	[2]	30,000,000	27,712,065
Trinity Health Corp.
4.13%	12/01/45		17,833,000	17,384,275
UnitedHealth Group, Inc.
4.63%	07/15/35		10,765,000	11,821,192
Valeant Pharmaceuticals International, Inc.
6.75%	08/15/21	[4]	9,000,000	7,807,500
7.25%	07/15/22	[4]	2,550,000	2,186,625
Valeant Pharmaceuticals International, Inc. (Canada)
5.50%	03/01/23	[2,4]	4,912,000	3,806,800
5.63%	12/01/21	[2,4]	14,083,000	11,407,230
5.88%	05/15/23	[2,4]	45,010,000	35,107,800
6.13%	04/15/25	[2,4]	32,581,000	25,250,275
6.50%	03/15/22	[2,4]	2,325,000	2,397,773
WellCare Health Plans, Inc.
5.25%	04/01/25		27,781,000	28,497,750

				2,796,229,484

Industrials — 0.35%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
4.29%	05/15/21	[2,3,4]	7,451,000	7,665,216
4.63%	05/15/23	[2,4]	500,000	507,500
Ball Corp.
4.00%	11/15/23		405,000	405,506
5.25%	07/01/25		898,000	954,125
Clean Harbors, Inc.
5.13%	06/01/21		24,832,000	25,328,640
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26	[4]	8,199,000	7,906,952
Graphic Packaging International, Inc.
4.13%	08/15/24		1,500,000	1,490,625
4.88%	11/15/22		4,597,000	4,826,850

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Metropolitan Life Global Funding I
1.35%	09/14/18	[4]	$14,400,000	$14,323,969
SBA Communications Corp.
4.88%	09/01/24	[4]	55,500,000	54,806,250
Sealed Air Corp.
4.88%	12/01/22	[4]	1,456,000	1,525,160
5.25%	04/01/23	[4]	25,199,000	26,584,945
Siemens Financieringsmaatschappij NV (Netherlands)
2.00%	09/15/23	[2,4]	33,250,000	31,568,446
2.35%	10/15/26	[2,4]	93,010,000	86,564,035
Standard Industries, Inc.
5.13%	02/15/21	[4]	1,000,000	1,040,250
United Technologies Corp. (STEP)
1.78%	05/04/18		10,464,000	10,463,822

				275,962,291

Information Technology — 0.29%
First Data Corp.
5.00%	01/15/24	[4]	106,357,000	108,617,086
IMS Health, Inc.
5.00%	10/15/26	[4]	8,904,000	8,954,085
Microsoft Corp.
2.40%	08/08/26		56,315,000	53,282,522
2.88%	02/06/24		6,295,000	6,318,364
3.30%	02/06/27		5,805,000	5,896,301
MSCI, Inc.
4.75%	08/01/26	[4]	18,142,000	18,436,807
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,4]	8,800,000	9,000,649
4.13%	06/01/21	[2,4]	14,690,000	15,277,600
Oracle Corp.
4.13%	05/15/45		4,800,000	4,676,899

				230,460,313

Insurance — 0.81%
Berkshire Hathaway Finance Corp.
4.30%	05/15/43		7,200,000	7,389,669
4.40%	05/15/42		57,751,000	60,909,431
Berkshire Hathaway, Inc.
2.75%	03/15/23		32,096,000	32,130,214
Farmers Exchange Capital
7.05%	07/15/28	[4]	10,634,000	13,105,820
7.20%	07/15/48	[4]	18,265,000	21,224,533
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	69,710,000	75,386,381
Farmers Exchange Capital III
5.45%	10/15/54	[3,4]	71,210,000	72,100,125
Guardian Life Global Funding
2.00%	04/26/21	[4]	5,475,000	5,353,882

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 96

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Jackson National Life Global Funding
1.88%	10/15/18	[4]	$55,605,000	$55,760,444
MassMutual Global Funding II
2.00%	04/15/21	[4]	8,250,000	8,075,022
Metropolitan Life Global Funding I
1.50%	01/10/18	[4]	14,800,000	14,793,736
1.55%	09/13/19	[4]	17,000,000	16,765,243
1.75%	12/19/18	[4]	46,175,000	46,175,485
1.88%	06/22/18	[4]	23,650,000	23,713,713
2.50%	12/03/20	[4]	57,015,000	57,175,269
Nationwide Mutual Insurance Co.
3.42%	12/15/24	[3,4]	18,949,000	18,712,137
New York Life Global Funding
1.55%	11/02/18	[4]	32,050,000	32,016,972
2.00%	04/13/21	[4]	24,750,000	24,349,151
Pricoa Global Funding I
1.60%	05/29/18	[4]	24,825,000	24,844,922
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[3,4]	20,650,000	20,701,945
4.90%	09/15/44	[4]	7,628,000	8,268,432

				638,952,526

Materials — 0.04%
Axalta Coating Systems LLC
4.88%	08/15/24	[4]	18,265,000	18,904,275
Valvoline, Inc.
5.50%	07/15/24	[4]	9,858,000	10,400,190

				29,304,465

Real Estate Investment Trust (REIT) — 1.77%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,205,000	5,224,482
3.90%	06/15/23		57,677,000	59,062,113
3.95%	01/15/27		2,500,000	2,512,074
4.60%	04/01/22		43,748,000	46,605,153
American Tower Corp.
4.50%	01/15/18		33,012,000	33,722,880
AvalonBay Communities, Inc. (GMTN)
3.95%	01/15/21		7,245,000	7,604,301
Boston Properties LP
2.75%	10/01/26		45,033,000	41,534,882
3.13%	09/01/23		5,000,000	4,968,980
3.65%	02/01/26		5,000,000	4,977,575
3.70%	11/15/18		26,115,000	26,778,869
5.63%	11/15/20		8,659,000	9,556,189
Camden Property Trust
4.63%	06/15/21		600,000	640,217

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Duke Realty LP
6.50%	01/15/18	$15,590,000	$16,166,947
Education Realty Operating Partnership LP
4.60%	12/01/24	6,615,000	6,717,232
5.75%	06/15/17	45,000	45,387
Equinix, Inc.
5.38%	05/15/27	33,883,000	35,068,905
First Industrial LP (MTN)
7.50%	12/01/17	80,000	83,006
HCP, Inc.
3.15%	08/01/22	12,660,000	12,632,939
3.40%	02/01/25	21,725,000	21,095,018
3.75%	02/01/19	30,856,000	31,656,883
3.88%	08/15/24	24,650,000	24,830,598
4.00%	12/01/22	54,420,000	56,213,509
4.20%	03/01/24	24,904,000	25,676,973
4.25%	11/15/23	85,445,000	88,412,249
5.63%	05/01/17	11,950,000	11,984,721
Healthcare Realty Trust, Inc.
5.75%	01/15/21	30,455,000	33,442,575
Highwoods Realty LP
7.50%	04/15/18	15,585,000	16,422,694
Hospitality Properties Trust
6.70%	01/15/18	5,926,000	6,005,432
Kimco Realty Corp.
6.88%	10/01/19	9,175,000	10,228,641
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24	12,341,000	13,081,460
Post Apartment Homes LP
4.75%	10/15/17	21,885,000	22,069,819
Realty Income Corp.
6.75%	08/15/19	15,645,000	17,301,704
SL Green Realty Corp.
4.50%	12/01/22	8,570,000	8,769,758
7.75%	03/15/20	26,913,000	30,311,466
UDR, Inc. (MTN)
4.25%	06/01/18	5,715,000	5,872,951
Ventas Realty LP
3.13%	06/15/23	1,235,000	1,220,760
3.25%	10/15/26	12,180,000	11,583,284
3.50%	02/01/25	27,105,000	26,575,423
3.75%	05/01/24	10,000,000	10,092,980
4.13%	01/15/26	25,010,000	25,428,217
4.38%	02/01/45	18,585,000	17,479,620
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	19,860,000	19,892,908
2.70%	04/01/20	49,673,000	50,119,560
3.25%	08/15/22	3,000,000	3,019,660

See accompanying notes to Schedule of Portfolio Investments.

97 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
4.00%	04/30/19		$23,346,000	$24,145,099
4.25%	03/01/22		10,000,000	10,541,085
VEREIT Operating Partnership LP
3.00%	02/06/19		23,423,000	23,554,754
4.13%	06/01/21		19,825,000	20,391,400
4.88%	06/01/26		18,429,000	19,281,341
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[4]	57,205,000	57,221,215
2.70%	09/17/19	[4]	109,946,000	111,049,490
3.25%	10/05/20	[4]	68,280,000	69,591,625
Welltower, Inc.
2.25%	03/15/18		11,443,000	11,495,638
3.75%	03/15/23		11,170,000	11,455,628
4.00%	06/01/25		32,209,000	32,701,894
4.13%	04/01/19		39,635,000	40,997,077
4.50%	01/15/24		4,698,000	4,955,974
4.70%	09/15/17		28,088,000	28,459,913
4.95%	01/15/21		3,732,000	4,007,409
6.50%	03/15/41		13,430,000	16,524,554

				1,389,065,090

Retail — 0.35%
CVS Health Corp.
3.88%	07/20/25		32,800,000	33,841,695
4.00%	12/05/23		4,693,000	4,941,554
4.88%	07/20/35		50,425,000	54,463,337
5.13%	07/20/45		26,405,000	29,206,716
Walgreens Boots Alliance, Inc.
1.75%	05/30/18		13,925,000	13,942,636
3.10%	06/01/23		40,495,000	40,495,364
3.45%	06/01/26		47,875,000	46,901,223
3.80%	11/18/24		12,810,000	13,082,283
4.80%	11/18/44		16,214,000	16,511,259
Wal-Mart Stores, Inc.
4.00%	04/11/43		4,600,000	4,611,022
4.30%	04/22/44		6,143,000	6,501,696
4.75%	10/02/43		7,175,000	7,991,673

				272,490,458

Services — 0.10%
Aramark Services, Inc.
4.75%	06/01/26		29,956,000	30,255,560
Gartner, Inc.
5.13%	04/01/25	[4]	6,995,000	7,143,644
University of Southern California
3.03%	10/01/39		41,880,000	37,939,385

				75,338,589

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Transportation — 0.49%
America West Airlines Pass-Through Trust, Series 1999-1, Class G
7.93%	01/02/19	$3,262,801	$3,438,176
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21	7,186,523	7,882,897
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21	2,711,305	2,933,361
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%	07/15/25	19,649,861	20,313,043
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	107,026,751	113,715,922
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18	129,582	134,037
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20	2,013,357	2,141,709
Continental Airlines Pass-Through Trust, Series 1999-2 AMBC, Class C2
6.24%	03/15/20	45,886	47,836
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20	3,841,354	4,045,330
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20	12,471	13,594
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22	3,765,067	4,054,506
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22	33,690,667	37,101,847
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22	1,234,075	1,289,609
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19	31,784,463	35,241,023
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23	39,542,066	44,633,107
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22	3,562,518	4,016,740
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%	04/01/28	19,923,872	20,222,730

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 98

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
6.25%	04/22/23		$21,066,492	$23,489,139
7.13%	10/22/23		4,071,714	4,700,285
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		1,246,472	1,336,063
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25		11,469	12,114
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		48,281,681	53,954,779

				384,717,847

Total Corporates
(Cost $21,252,880,386)				21,325,374,304

MORTGAGE-BACKED — 38.30%**
Commercial Mortgage-Backed — 1.89%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2
3.90%	08/10/35	[4]	36,885,000	38,908,249
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[4]	63,710,000	65,477,526
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[4]	10,335,000	10,436,489
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2014-520M, Class A
4.18%	08/15/46	[3,4]	8,188,103	8,637,556
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AA
5.86%	02/24/51	[3,4]	1,757,273	1,762,350
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AB
5.90%	12/24/49	[3,4]	6,629,103	6,656,755
Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4B
5.90%	02/17/51	[3,4]	25,000,000	25,246,839
Bayview Commercial Asset Trust, Series 2004-1, Class A
1.34%	04/25/34	[3,4]	45,194	44,332
Bayview Commercial Asset Trust, Series 2004-2, Class A
1.63%	08/25/34	[3,4]	437,792	420,352
BBCMS Trust, Series 2015-SRCH, Class A2
4.20%	08/10/35	[4]	48,985,000	52,782,072
Capmark Mortgage Securities, Inc., Series 1998-C2, Class X (IO)
1.07%	05/15/35	[3,5]	6,047,574	59,870

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2
3.06%	12/15/47		$930,440	$929,670
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A
3.37%	03/13/35	[4]	13,300,000	13,678,053
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A
3.25%	05/10/35	[4]	5,000	5,111
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2
1.77%	10/15/45		46,398,272	46,440,908
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[4]	14,635,000	15,892,366
Commercial Mortgage Trust, Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	468,624
Commercial Mortgage Trust, Series 2013-CR6, Class A2
2.12%	03/10/46		24,355,000	24,455,596
Commercial Mortgage Trust, Series 2013-LC6, Class A2
1.91%	01/10/46		13,815,000	13,855,189
Commercial Mortgage Trust, Series 2013-SFS, Class A2
2.99%	04/12/35	[3,4]	7,205,000	7,256,192
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49	[3,4]	15,960,000	16,573,582
Commercial Mortgage Trust, Series 2015-3BP, Class A
3.18%	02/10/35	[4]	16,440,000	16,512,717
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36	[3,4]	74,550,000	76,256,561
Commercial Mortgage Trust, Series 2016-CR28, Class A4
3.76%	02/10/49		6,685,000	6,919,043
Credit Suisse Mortgage Trust, Series 2007-C5, Class A1A
5.57%	09/15/40	[3]	27,500,510	27,639,018
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[4]	12,383,848	12,700,689
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28	[4]	70,000,000	72,573,603
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[4]	5,381,460	5,542,404

See accompanying notes to Schedule of Portfolio Investments.

99 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust, Series 2011-GC5, Class A4
3.71%	08/10/44	[3]	$87,335,000	$91,676,549
GS Mortgage Securities Trust, Series 2012-ALOHA, Class A
3.55%	04/10/34	[4]	49,979,000	52,351,983
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A2
2.32%	05/10/45		4,219,309	4,224,643
GS Mortgage Securities Trust, Series 2012-GCJ9, Class A2
1.76%	11/10/45		14,786,294	14,806,334
GS Mortgage Securities Trust, Series 2013-GC16, Class A2
3.03%	11/10/46		23,000,000	23,403,208
GS Mortgage Securities Trust, Series 2014-3R, Class 2A
1.16%	09/26/36	[3,4]	15,707,545	15,260,791
GS Mortgage Securities Trust, Series 2015-1R, Class 2A
3.23%	01/25/36	[3,4]	14,517,950	14,600,424
GS Mortgage Securities Trust., Series 2009-1R, Class 2A1
3.10%	11/25/35	[3,4]	12,659	12,691
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48	[4]	8,929,159	8,884,826
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2
2.42%	07/15/45		16,841,713	16,888,842
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[4]	1,653,175	1,646,713
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A4
4.39%	07/15/46	[4]	23,275,000	24,905,868
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class A
3.09%	07/05/32	[4]	25,660,000	26,306,504
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A2
1.68%	12/15/47		10,306,975	10,311,425
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A
6.01%	07/15/44	[3]	7,859,363	7,894,356
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[3]	22,232,369	22,286,843

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[3,4]	$4,638,553	$4,619,452
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2
1.97%	08/15/45		15,943,836	15,955,537
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		54,123,651	54,171,729
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		30,429,000	30,672,286
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2
1.86%	02/15/46		10,912,982	10,922,605
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46		12,831,950	12,879,657
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A3
3.53%	08/15/47		52,530,000	54,646,497
Morgan Stanley Capital I Trust, Series 2013-WLSR, Class A
2.70%	01/11/32	[4]	3,720,000	3,743,279
Morgan Stanley Capital I Trust, Series 2014-MP, Class A
3.47%	08/11/29	[4]	16,750,000	17,388,738
Morgan Stanley Capital I Trust, Series 2015-420, Class A
3.73%	10/11/50	[4]	1,065,000	1,102,261
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.83%	01/13/32	[3,4]	103,085,000	108,782,456
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1
3.87%	01/05/35	[3,4]	20,040,000	19,636,970
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2
2.11%	05/10/63		16,664,574	16,659,971
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2
1.85%	08/10/49		24,250,000	24,274,847
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A2
1.71%	12/10/45		17,971,226	17,987,201
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[4]	19,925,000	20,184,376
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3
1.22%	08/25/36	[3]	25,350,645	15,853,155

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 100

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[4]	$900,000	$953,481
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A
2.71%	03/18/28	[3,4]	9,805,000	9,924,288
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	53,213,601
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[4]	1,751,535	1,808,927
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4
4.90%	06/15/44	[3,4]	49,993,000	54,596,305
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A2
3.43%	06/15/45		33,148,000	34,417,456

				1,487,988,791

Non-Agency Mortgage-Backed — 6.93%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
5.61%	06/25/32		57,862	55,272
Accredited Mortgage Loan Trust, Series 2006-2, Class A3
1.13%	09/25/36	[3]	6,549,970	6,541,745
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
1.20%	02/25/37	[3]	46,525,000	40,951,100
ACE Securities Corp., Series 2004-IN1, Class A1
1.62%	05/25/34	[3]	4,653	4,336
ACE Securities Corp., Series 2006-HE3, Class A2C
1.13%	06/25/36	[3]	4,009,954	2,754,377
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
1.52%	01/25/36	[3]	487,700	417,420
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
1.21%	09/25/35	[3]	2,289,655	2,261,081
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A32
1.18%	08/25/36	[3]	23,992,401	23,205,354
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 1A3
1.25%	12/25/35	[3]	1,728,961	1,732,478
American Home Mortgage Investment Trust, Series 2004-3, Class 2A
2.86%	10/25/34	[3]	8,443,524	8,144,878

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Ameriquest Mortgage Securities, Inc., Series 2004-R10, Class A1
1.64%	11/25/34	[3]	$52,764,863	$52,160,707
Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1
1.43%	01/25/36	[3]	19,225,000	18,747,616
Ameriquest Mortgage Securities, Inc., Series 2006-R1, Class M1
1.37%	03/25/36	[3]	20,041,967	19,812,258
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.28%	10/25/27		75,049	78,608
Argent Securities, Inc., Series 2004-W6, Class AV2
1.88%	05/25/34	[3]	16,288,992	15,847,378
Argent Securities, Inc., Series 2005-W2, Class A1
1.24%	10/25/35	[3]	38,801,130	38,804,988
Argent Securities, Inc., Series 2005-W3, Class A1
1.24%	11/25/35	[3]	56,454,322	55,681,649
Asset-Backed Funding Certificates, Series 2005-HE1, Class M1
1.61%	03/25/35	[3]	15,911,114	15,645,798
Asset-Backed Funding Certificates, Series 2006-OPT3, Class A3B
1.14%	11/25/36	[3]	26,693,093	16,247,069
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.98%	06/25/37	[3]	28,859,677	24,028,047
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE6, Class M2
1.75%	07/25/35	[3]	7,844	7,877
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class A1
1.11%	07/25/36	[3]	29,423,080	29,158,675
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE6, Class A5
1.21%	11/25/36	[3]	18,411,000	14,447,263
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		30,030	31,892
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.22%	05/20/36	[3]	9,177,731	8,117,536
Banc of America Funding Trust, Series 2006-E, Class 2A1
3.32%	06/20/36	[3]	141,043	117,538
Banc of America Funding Trust, Series 2006-G, Class 2A1
1.20%	07/20/36	[3]	13,692,524	13,587,642

See accompanying notes to Schedule of Portfolio Investments.

101 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2006-H, Class 3A1
3.25%	09/20/46	[3]	$2,027,693	$1,634,537
Banc of America Funding Trust, Series 2014-R8, Class A1
2.40%	06/26/36	[3,4]	14,073,290	13,634,269
Banc of America Funding Trust, Series 2015-R2, Class 1A1
1.12%	08/25/36	[3,4]	50,059,547	47,623,028
Banc of America Funding Trust, Series 2015-R2, Class 3A1
1.24%	04/25/37	[3,4]	29,184,826	28,525,467
Banc of America Funding Trust, Series 2015-R2, Class 7A1
1.26%	09/25/36	[3,4]	27,371,968	26,649,357
Banc of America Funding Trust, Series 2015-R2, Class 9A1
1.20%	03/25/37	[3,4]	13,876,480	13,485,296
Banc of America Funding Trust, Series 2015-R5, Class 1A1
0.91%	10/26/36	[3,4]	112,998,424	108,422,790
Banc of America Funding Trust, Series 2015-R5, Class 1A2
0.91%	10/26/36	[3,4]	42,536,000	38,646,070
Banc of America Funding Trust, Series 2016-R1, Class A1
2.50%	03/25/40	[3,4]	65,051,692	64,048,751
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
3.17%	07/25/34	[3]	74,070	75,501
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
3.46%	04/25/35	[3]	702,794	678,493
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
6.00%	07/25/46	[3]	261,455	249,008
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		1,335,284	1,215,576
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		733,790	712,679
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		413,256	360,602
BCAP LLC Trust, Series 2007-AA5, Class A1
1.63%	09/25/47	[3]	46,684,738	41,369,498
BCAP LLC Trust, Series 2009-RR10, Class 7A1
2.89%	10/26/35	[3,4]	4,768,542	4,803,776

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.30%	05/27/37	[3,4]	$6,952,569	$6,946,674
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.17%	11/27/37	[3,4]	8,151,051	8,147,499
BCAP LLC Trust, Series 2011-RR5, Class 1A3
2.98%	03/26/37	[3,4]	355,067	354,915
BCAP LLC Trust, Series 2015-RR2, Class 26A1
3.09%	03/28/36	[3,4]	13,701,799	13,906,204
Bear Stearns ALT-A Trust, Series 2005-4, Class 22A2
3.55%	05/25/35	[3]	30,447	28,054
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
3.27%	07/25/36	[3]	2,831,007	2,237,376
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
3.71%	04/25/34	[3]	11,506	11,211
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
3.46%	01/25/35	[3]	5,439,256	5,327,061
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
3.17%	10/25/36	[3]	1,053,433	925,506
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 3A
1.12%	11/25/36	[3]	14,514,521	13,483,569
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		942,293	960,861
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		849,541	874,739
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC5, Class 2A3
1.23%	08/25/20	[3]	2,036,150	1,328,701
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
1.38%	08/25/43	[3]	5,032	5,010
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		1,432,956	1,360,400
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
1.16%	10/25/36	[3]	3,001,661	2,640,450
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.81%	12/15/30	[3]	6,038,541	6,143,615

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 102

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Carrington Mortgage Loan Trust, Series 2006-NC1, Class A4
1.29%	01/25/36	[3]	$47,650,000	$45,032,829
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
1.23%	06/25/36	[3]	21,979,410	21,977,960
Chase Funding Trust, Series 2003-5, Class 2A2
1.58%	07/25/33	[3]	3,059	2,891
Chase Funding Trust, Series 2004-2, Class 2A2
1.48%	02/26/35	[3]	5,668	4,967
Chase Funding Trust, Series 2006-A1, Class 1A2
3.19%	09/25/36	[3]	1,428,549	1,269,201
Chase Funding Trust, Series 2006-S3, Class 2A1
5.50%	11/25/21		2,417,368	1,934,829
Chase Funding Trust, Series 2007-A2, Class 2A3
3.19%	07/25/37	[3]	4,039,048	4,090,996
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		3,169,172	3,025,216
Chaseflex Trust, Series 2006-2, Class A2B
1.18%	09/25/36	[3]	8,230,712	6,765,846
CIM Trust, Series 2015-1EC, Class A16
2.53%	04/25/55	[3,4]	154,615,923	160,796,061
CIM Trust, Series 2015-3AG, Class A1
2.53%	10/25/57	[3,4]	193,921,936	195,990,821
CIM Trust, Series 2015-4AG, Class A1
2.78%	10/25/57	[3,4]	69,180,792	69,531,622
CIM Trust, Series 2016-4, Class A1
2.78%	10/25/57	[3,4]	379,574,597	386,092,633
CIT Mortgage Loan Trust, Series 2007-1, Class 1A
2.33%	10/25/37	[3,4]	96,498,773	96,049,532
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		371,837	372,983
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A5 (STEP)
5.68%	09/25/36		525,000	535,191
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
5.66%	03/25/37		650,000	669,499
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE1, Class M2
1.32%	01/25/36	[3]	11,967,918	11,902,584
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.20%	02/25/34	[3]	217,970	214,715

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
2.99%	05/25/34	[3,4]	$3,875,852	$3,918,075
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
3.23%	10/25/35	[3]	1,005,742	753,819
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
1.24%	11/25/35	[3]	274,494	187,202
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
3.22%	06/25/36	[3]	7,392,850	7,016,169
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
1.13%	08/25/36	[3]	9,876,529	9,821,600
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A4A
2.72%	03/25/37	[3]	801,809	651,036
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
1.18%	01/25/37	[3]	147,702	148,108
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
1.16%	03/25/37	[3]	942,124	942,062
Citigroup Mortgage Loan Trust, Inc., Series 2010-7, Class 2A1
3.27%	02/25/35	[3,4]	157,483	159,185
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 2A1
2.99%	11/25/35	[3,4]	50,241	50,098
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
3.07%	11/25/36	[3,4]	2,120,375	2,117,899
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 3A2
3.32%	11/25/35	[3,4]	11,888,072	11,887,071
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1
0.98%	06/25/47	[3,4]	38,049,583	35,380,949
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 4A1
1.31%	03/25/47	[3,4]	26,039,993	25,155,931
Citigroup Mortgage Loan Trust, Inc., Series 2015-3, Class 1A1
1.05%	03/25/36	[3,4]	13,198,371	12,894,301
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		407	427
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		2,946,916	3,122,082

See accompanying notes to Schedule of Portfolio Investments.

103 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	$318,788	$343,800
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	7,488,389	8,122,773
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[3]	51,971	54,111
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	3,390,333	3,613,263
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30	[3]	4,551,108	4,863,658
CountryPlace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,4]	9,150,000	9,316,557
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		12,879	13,490
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
3.25%	02/25/36	[3]	105,799	73,685
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
1.48%	06/25/36	[3]	1,415,824	923,068
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
3.53%	02/25/37	[3]	3,242,293	2,950,615
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
1.15%	06/25/36	[3]	1,018,893	929,934
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
1.18%	03/25/37	[3]	805,991	318,682
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
4.68%	02/25/36	[3]	7,000,000	7,058,123
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
4.78%	04/25/36	[3]	261,007	228,423
Countrywide Asset-Backed Certificates, Series 2005-16, Class 4AV4
1.33%	05/25/36	[3]	3,207,051	3,196,698
Countrywide Asset-Backed Certificates, Series 2005-AB2, Class 1A1
1.44%	11/25/35	[3]	26,570,552	25,629,269
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
1.78%	10/25/47	[3]	15,121,581	13,855,914

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.55%	06/19/31	[3]	$37,496	$39,802
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		142,688	144,068
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.78%	08/25/34	[3]	1,286,228	1,244,171
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
1.64%	02/25/35	[3]	169,590	156,029
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.37%	02/25/35	[3]	4,404,044	3,343,341
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.92%	06/20/34	[3]	69,270	69,862
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
3.15%	09/20/34	[3]	1,833,934	1,773,571
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
3.12%	11/20/34	[3]	342,785	335,688
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
3.82%	04/25/35	[3]	1,238,341	1,215,207
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
3.13%	01/25/36	[3]	325,969	312,772
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
1.56%	02/25/35	[3]	51,384	44,586
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
1.58%	05/25/35	[3]	5,753,763	4,870,452
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
3.30%	09/25/47	[3]	1,927,878	1,759,418

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 104

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
3.10%	03/25/37	[3]	$1,847,425	$1,444,844
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.98%	08/25/33	[3]	32,414	31,883
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34		47,894	51,701
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 6A1
3.15%	06/25/34	[3]	284,551	286,660
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1
4.50%	07/25/20		18,908	18,734
Credit Suisse First Boston Mortgage Securities Corp., Series 2006-2, Class 2A1
1.68%	03/25/36	[3]	4,781,597	2,558,968
Credit Suisse Mortgage Trust, Series 2007-2, Class 3A4
5.50%	03/25/37		2,989,551	2,744,312
Credit Suisse Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[4]	8,440,697	8,601,969
Credit Suisse Mortgage Trust, Series 2010-17R, Class 1A1
3.08%	06/26/36	[3,4]	888,956	898,153
Credit Suisse Mortgage Trust, Series 2011-12R, Class 1A1
1.63%	10/27/37	[3,4]	1,272,772	1,273,407
Credit Suisse Mortgage Trust, Series 2011-16R, Class 5A1
2.72%	09/27/35	[3,4]	2,714,324	2,647,473
Credit Suisse Mortgage Trust, Series 2014-10R, Class 3A1
2.73%	04/25/36	[3,4]	5,425,570	5,566,677
Credit Suisse Mortgage Trust, Series 2014-11R, Class 10A1
1.00%	05/27/37	[3,4]	12,242,866	11,841,306
Credit Suisse Mortgage Trust, Series 2014-12R, Class 1A1
2.53%	08/27/36	[3,4]	20,020,162	20,148,940
Credit Suisse Mortgage Trust, Series 2014-7R, Class 7A1
0.93%	08/27/36	[3,4]	11,647,352	11,493,079

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
2.53%	01/25/58	[3,4]	$54,971,263	$55,306,247
Credit Suisse Mortgage Trust, Series 2015-1R, Class 5A1
3.31%	09/27/35	[3,4]	13,241,960	13,408,240
Credit Suisse Mortgage Trust, Series 2015-2R, Class 4A1
0.98%	06/27/47	[3,4]	46,465,689	43,970,045
Credit Suisse Mortgage Trust, Series 2015-6R, Class 2A1
0.98%	11/27/46	[3,4]	16,091,612	15,011,300
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		19,836	20,031
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
2.02%	03/25/33	[3]	4,672,092	4,505,674
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
2.00%	11/25/33	[3]	106,095	102,147
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.44%	01/25/36		9,534,666	7,573,489
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A1
1.12%	10/25/36	[3]	22,576,006	17,704,169
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
1.09%	10/25/36	[3]	3,324,125	3,292,965
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
1.13%	11/25/36	[3]	36,198,998	21,644,709
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
3.83%	01/25/37		8,338,292	4,005,596
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
3.83%	01/25/37		15,669,636	6,895,885
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.37%	02/25/37		45,387,812	33,529,801

See accompanying notes to Schedule of Portfolio Investments.

105 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
4.37%	02/25/37		$33,230,636	$24,541,636
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
4.37%	02/25/37		6,042,940	4,463,860
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
1.15%	04/25/37	[3]	36,247,963	27,359,785
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB7, Class A1
1.12%	10/25/36	[3]	71,331,758	51,759,401
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,103,893
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
1.17%	08/25/36	[3]	6,337,587	5,194,173
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
1.11%	12/25/36	[3]	2,721,263	1,678,143
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		251,457	253,734
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		640,391	526,166
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class AR6
1.17%	02/25/37	[3]	1,242,039	1,017,374
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
3.49%	02/25/36	[3]	1,668,336	1,338,900
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
1.34%	01/19/45	[3]	3,520,984	3,153,788
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
1.23%	03/19/45	[3]	617,732	585,220
DSLA Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
1.22%	07/19/45	[3]	313,920	286,238
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
1.18%	10/19/36	[3]	24,485,188	21,008,370
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
1.12%	04/19/48	[3]	13,940,395	12,187,758

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		$83,747	$81,751
Equity One Mortgage Pass-Through Trust, Series 2002-4, Class M1
5.22%	02/25/33	[3]	11,938	11,596
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1 (STEP)
5.80%	11/25/32		67,092	68,122
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
2.97%	08/25/34	[3]	14,859,091	15,366,633
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.01%	09/25/34	[3]	85,395	83,453
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
3.07%	10/25/34	[3]	3,170,441	3,117,380
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
3.06%	12/25/35	[3]	29,434,622	24,428,193
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
3.03%	02/25/36	[3]	35,681,813	31,133,935
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4, Class 2A1
3.03%	06/25/35	[3]	32,339,894	29,829,480
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
3.07%	09/25/35	[3]	30,629,158	28,180,749
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
3.14%	10/25/35	[3]	39,730,524	34,316,477
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.99%	11/25/35	[3]	34,203,526	31,601,839
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
3.08%	03/25/36	[3]	34,696,691	29,781,687
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		16,588	12,968
First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class 2A1
3.08%	02/25/34	[3]	1,045,046	1,043,972
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
3.03%	10/25/34	[3]	1,334,411	1,304,519
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
3.02%	12/25/34	[3]	564,525	566,435

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 106

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
3.03%	01/25/37	[3]	$216,964	$193,996
First Horizon Mortgage Pass-Through Trust, Series 2007-AR3, Class 1A1
2.89%	11/25/37	[3]	548,004	479,355
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
1.38%	08/19/34	[3]	19,330	18,948
Fremont Home Loan Trust, Series 2005-C, Class M1
1.46%	07/25/35	[3]	4,042,218	4,049,437
GE Business Loan Trust, Series 2007-1A, Class A
1.08%	04/16/35	[3,4]	12,681,513	11,783,125
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
3.69%	12/19/33	[3]	5,166,682	5,160,093
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
3.66%	06/25/34	[3]	8,093	7,950
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
3.43%	11/19/35	[3]	1,250,512	1,148,276
GMAC Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
2.85%	05/19/36	[3]	1,936,836	1,331,473
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
1.42%	06/25/30	[3]	38,701	38,104
GreenPoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
1.22%	08/25/45	[3]	2,308,809	1,996,497
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 1A1A
1.25%	07/25/35	[3]	14,107,552	13,812,808
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
1.16%	01/25/47	[3]	3,855,195	3,816,552
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
1.14%	02/25/37	[3]	4,848,920	4,433,957
GSAA Home Equity Trust, Series 2005-11, Class 1A1
1.26%	10/25/35	[3]	12,875,226	12,035,661
GSAA Home Equity Trust, Series 2005-9,
Class 2A3
1.35%	08/25/35	[3]	3,484,652	3,439,498
GSAMP Trust, Series 2005-AHL2, Class A2D
1.33%	12/25/35	[3]	25,693,000	19,858,199
GSAMP Trust, Series 2005-HE5, Class M1
1.40%	11/25/35	[3]	6,473,328	6,447,175

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
3.14%	08/25/34	[3]	$6,271	$6,550
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
3.07%	08/25/34	[3]	574,106	565,444
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
3.29%	10/25/35	[3]	5,896,773	5,093,281
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
3.08%	09/25/35	[3]	353,102	380,679
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
1.17%	08/25/46	[3]	1,267,812	1,261,099
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
3.18%	05/25/47	[3]	4,097,470	3,676,462
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
3.26%	04/19/34	[3]	11,819	12,144
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A2A
1.66%	01/19/35	[3]	581,183	464,841
Harborview Mortgage Loan Trust, Series 2004-5, Class 2A6
2.79%	06/19/34	[3]	7,119	7,080
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
3.58%	07/19/35	[3]	348,374	325,808
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.98%	11/25/47	[3]	1,042,127	980,288
Home Equity Mortgage Loan Trust, Series 2005-C, Class AI1
1.24%	10/25/35	[3]	6,081,940	6,061,579
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4
2.12%	10/25/34	[3]	1,536,457	1,538,770
HSBC Home Equity Loan Trust, Series 2007-1, Class AM
1.22%	03/20/36	[3]	354,762	355,389
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
2.28%	11/20/36	[3]	5,913,421	5,931,574
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.98%	11/20/36	[3]	13,444,301	13,454,105
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3
1.17%	12/25/35	[3]	2,307,523	2,305,566

See accompanying notes to Schedule of Portfolio Investments.

107 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Impac CMB Trust, Series 2005-1, Class 1A1
1.50%	04/25/35	[3]	$6,921,250	$6,444,078
Impac CMB Trust, Series 2005-4, Class 1A1B
1.23%	05/25/35	[3]	9,491,217	8,783,597
Impac Secured Assets Trust, Series 2004-3, Class 1
1.78%	11/25/34	[3]	536,806	530,735
Impac Secured Assets Trust, Series 2007-2, Class 1A1A
1.09%	05/25/37	[3]	21,684,818	15,880,796
Impac Secured Assets Trust, Series 2007-2, Class 1A1B
1.23%	05/25/37	[3]	31,037,378	23,233,464
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
3.04%	08/25/34	[3]	1,765,393	1,632,852
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
1.78%	08/25/34	[3]	23,750	20,069
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.84%	09/25/34	[3]	86,639	81,254
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
3.18%	03/25/35	[3]	1,305,530	1,313,497
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 4A1
3.03%	08/25/35	[3]	134,061	120,530
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
3.22%	09/25/35	[3]	632,675	549,567
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
3.09%	09/25/35	[3]	7,098,130	6,391,258
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.26%	10/25/35	[3]	43,025,650	37,031,019
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
3.07%	01/25/36	[3]	2,497,459	2,222,446
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
1.46%	04/25/35	[3]	928,592	837,208
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
3.32%	08/25/36	[3]	22,380,353	17,574,116
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
1.10%	08/25/36	[3]	264,129	213,388

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A
1.18%	10/25/36	[3]	$37,620,593	$32,127,666
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.39%	05/25/36	[3]	5,816,230	4,432,820
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 2A1
3.35%	05/25/36	[3]	40,411,626	32,198,448
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
3.59%	03/25/37	[3]	1,344,666	1,313,220
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.85%	06/25/37	[3]	5,821,066	4,409,754
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
3.24%	11/25/37	[3]	5,115,359	4,738,702
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		186,479	189,033
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
3.31%	05/25/36	[3]	1,210,452	944,032
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
3.14%	05/25/36	[3]	11,863,909	8,271,369
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class A4
1.30%	12/25/35	[3]	2,753,686	2,755,036
JPMorgan Mortgage Acquisition Corp., Series 2005-WMC1, Class M2
1.64%	09/25/35	[3]	16,790,235	16,383,094
JPMorgan Mortgage Acquisition Trust, Series 2006-NC2, Class A4
1.13%	07/25/36	[3]	21,133,283	20,968,063
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		29,151,984	16,178,494
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		5,966,844	3,468,926
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class AV5
1.22%	11/25/36	[3]	13,817,714	13,800,320
JPMorgan Mortgage Acquisition Trust, Series 2007-CH3, Class A4
1.19%	03/25/37	[3]	3,566,818	3,440,427
JPMorgan Mortgage Acquisition Trust, Series 2007-CH4, Class A1
1.13%	05/25/37	[3]	104,645,111	100,444,520

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 108

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1
1.08%	03/25/47	[3]	$179,944	$113,863
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF2 (STEP)
4.45%	03/25/47		11,771,600	8,682,360
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF3 (STEP)
4.45%	03/25/47		9,456,909	6,974,970
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF4 (STEP)
4.45%	03/25/47		4,503,290	3,321,265
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
1.26%	03/25/47	[3]	240,000	144,226
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
2.67%	11/25/33	[3]	241,420	237,575
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
3.29%	09/25/34	[3]	1,232,116	1,263,419
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
3.24%	08/25/35	[3]	200,113	199,454
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		4,594,133	4,456,965
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
3.12%	11/25/33	[3]	12,274	12,457
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.23%	05/25/36	[3]	2,128,663	1,782,153
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
3.22%	05/25/36	[3]	1,395,955	1,294,581
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
3.31%	06/25/36	[3]	1,039,702	910,282
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
3.31%	06/25/36	[3]	3,351,666	3,105,151
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
3.18%	08/25/36	[3]	756,518	716,156
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
3.42%	07/25/35	[3]	3,887,220	3,947,927
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
3.17%	05/25/37	[3]	4,992,487	4,426,076

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.02%	05/25/37	[3]	$768,956	$736,670
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
3.15%	06/25/37	[3]	7,026,217	6,239,682
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
3.24%	06/25/37	[3]	1,111,907	1,034,944
JPMorgan Resecuritization Trust, Series 2015-1, Class 3A1
0.97%	12/27/46	[3,4]	24,080,025	23,012,791
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		10,886	11,178
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	3,153,397	3,273,046
Lehman XS Trust, Series 2005-5N, Class 3A1A
1.28%	11/25/35	[3]	17,891,642	16,758,720
Lehman XS Trust, Series 2006-12N, Class A31A
1.18%	08/25/46	[3]	28,061,154	21,926,158
Lehman XS Trust, Series 2006-13, Class 1A2
1.15%	09/25/36	[3]	17,979,536	16,561,154
Lehman XS Trust, Series 2006-14N, Class 3A2
1.10%	08/25/36	[3]	134,201	111,370
Lehman XS Trust, Series 2006-9, Class A1B
1.14%	05/25/46	[3]	24,536,218	23,010,894
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
1.88%	10/25/34	[3]	66,964	61,963
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.50%	01/25/34	[3]	102,880	101,100
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.54%	11/25/33	[3]	1,859,695	1,961,205
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
3.05%	11/21/34	[3]	9,619,878	9,855,041
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
3.21%	10/25/34	[3]	896,777	856,631
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[3]	261	211

See accompanying notes to Schedule of Portfolio Investments.

109 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-8, Class 2A1
3.42%	09/25/34	[3]	$5,278,741	$5,325,679
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1
3.41%	05/25/36	[3]	12,556,420	10,404,062
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		1,100,770	1,116,208
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		437,058	443,833
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
1.13%	11/25/36	[3]	17,537,323	8,197,925
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
1.19%	11/25/36	[3]	4,871,479	2,298,536
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
1.19%	05/25/37	[3]	51,903,000	43,928,716
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.13%	10/25/32	[3]	24,571	24,739
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1
1.61%	11/15/31	[3]	2,312,526	2,173,522
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-5, Class 1A
1.13%	04/25/36	[3]	40,230,671	39,760,177
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
1.14%	10/25/36	[3]	5,348,082	3,824,460
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
1.09%	12/25/37	[3]	13,492,769	8,993,282
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2C
1.14%	12/25/37	[3]	37,106,327	24,914,598
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
1.19%	12/25/37	[3]	26,893,457	18,189,385
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FFS, Class IIA4
1.21%	07/25/36	[3]	31,440,000	25,490,835
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
1.15%	04/25/37	[3]	17,142,749	9,727,291
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
1.23%	04/25/37	[3]	71,810,312	41,254,486

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
1.22%	05/25/37	[3]	$43,841,408	$26,169,480
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
1.30%	05/25/37	[3]	21,650,791	13,081,367
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
1.16%	06/25/37	[3]	18,881,753	13,325,992
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
1.23%	06/25/37	[3]	25,218,558	18,775,249
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A2
1.10%	07/25/37	[3]	39,182,574	25,749,592
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
1.14%	07/25/37	[3]	28,721,800	18,023,791
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2C
1.12%	01/25/38	[3]	103,122,655	66,916,022
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
1.08%	03/25/37	[3]	36,002,677	21,643,312
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C
1.13%	03/25/37	[3]	18,611,637	11,277,781
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2D
1.20%	03/25/37	[3]	34,654,374	21,231,550
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
3.27%	10/25/33	[3]	696,433	705,162
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.85%	08/25/34	[3]	3,187,482	3,236,362
Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A
1.19%	02/25/36	[3]	18,834	17,870
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
5.61%	03/25/37		34,918,164	11,465,540
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
5.90%	03/25/37		27,329,246	8,973,423
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2, Class 1A1
3.21%	08/25/36	[3]	8,779,478	8,117,897
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		315,410	336,706
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		431,116	469,843

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 110

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		$20,394,456	$21,980,117
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[4]	13,886,869	14,903,542
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
1.28%	12/25/35	[3]	12,815,874	12,658,165
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
1.30%	01/25/35	[3]	278,332	257,994
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 2A2
5.50%	04/25/34		270,615	273,433
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.90%	09/25/34	[3]	1,814,463	1,821,361
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A
1.24%	04/25/35	[3]	6,888,370	6,536,855
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	905,450	442,645
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		375,800	372,249
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
1.10%	04/25/37	[3]	6,643,465	3,127,412
Morgan Stanley Resecuritization Trust, Series 2013-R9, Class 3A
2.90%	06/26/46	[3,4]	8,682,923	8,668,483
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1A
1.43%	12/26/46	[3,4]	23,705,413	23,070,838
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 4A
1.59%	07/26/46	[3,4]	11,009,311	10,913,257
Morgan Stanley Resecuritization Trust, Series 2014-R4, Class 2A
3.13%	11/26/35	[3,4]	5,556,403	5,643,136
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A
1.36%	06/26/47	[3,4]	44,262,142	42,954,625
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 4A
1.57%	06/26/47	[3,4]	19,335,412	18,943,902
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 2A
1.18%	08/26/47	[3,4]	24,057,446	23,710,759
MortgageIT Trust, Series 2005-1, Class 1A1
1.62%	02/25/35	[3]	12,925,570	12,410,866

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-4, Class A1
1.26%	10/25/35	[3]	$15,585,537	$14,785,740
MortgageIT Trust, Series 2005-5, Class A1
1.24%	12/25/35	[3]	2,209,337	2,034,939
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
1.26%	09/25/36	[3]	22,773,989	22,303,287
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
1.23%	06/25/37	[3]	8,265,000	6,320,379
New Century Home Equity Loan Trust, Series 2003-6, Class M1
2.06%	01/25/34	[3]	34,596	33,203
New Century Home Equity Loan Trust, Series 2005-2, Class M1
1.63%	06/25/35	[3]	7,345	7,366
New Century Home Equity Loan Trust, Series 2005-4, Class M1
1.46%	09/25/35	[3]	15,852,564	15,770,955
New Century Home Equity Loan Trust, Series 2005-B, Class A1
1.23%	10/25/35	[3]	23,909,761	24,041,691
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
1.26%	03/25/36	[3]	23,765,817	23,837,245
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A4
1.25%	03/25/36	[3]	24,732,000	22,972,333
Nomura Home Equity Loan, Inc., Series 2006-WF1, Class A4
1.22%	03/25/36	[3]	14,676,998	14,709,951
Nomura Resecuritization Trust, Series 2014-6R, Class 2A1
2.31%	03/26/37	[3,4]	16,543,355	15,875,383
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A1
2.77%	12/26/36	[3,4]	13,216,931	13,276,736
Nomura Resecuritization Trust, Series 2011-4RA, Class 2A1
2.66%	06/26/37	[3,4]	6,562,961	6,629,488
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
1.00%	11/26/36	[3,4]	9,605,783	9,307,278
Nomura Resecuritization Trust, Series 2014-4R, Class 1A1
3.05%	01/25/36	[3,4]	14,052,022	14,159,249
Nomura Resecuritization Trust, Series 2014-4R, Class 3A1
0.93%	09/25/36	[3,4]	7,762,018	7,532,680
Nomura Resecuritization Trust, Series 2014-7R, Class 4A1
0.91%	01/26/37	[3,4]	29,921,573	29,037,501

See accompanying notes to Schedule of Portfolio Investments.

111 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2015-4R, Class 1A1
0.94%	03/26/47	[3,4]	$16,326,926	$16,048,756
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[3]	23,286,980	15,559,403
Option One Mortgage Loan Trust, Series 2005-5, Class A3
1.19%	12/25/35	[3]	15,182	15,146
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-4, Class A2D
1.22%	05/25/37	[3]	28,200,572	22,164,378
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A
1.24%	09/25/35	[3]	8,399,685	8,418,644
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
4.07%	01/25/36		22,910,000	19,890,453
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
1.24%	11/25/46	[3]	85,000	77,153
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
1.29%	06/25/47	[3]	23,015,500	16,894,436
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.96%	08/25/33	[3]	862,569	863,374
Residential Accredit Loans Trust, Series 2003-QS3, Class A4
5.50%	02/25/18		21,165	21,329
Residential Accredit Loans Trust, Series 2005-QA10, Class A31
4.10%	09/25/35	[3]	743,603	638,832
Residential Accredit Loans Trust, Series 2005-QA12, Class CB1
4.11%	12/25/35	[3]	6,077,080	4,173,276
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.66%	04/25/35	[3]	4,313,746	4,146,842
Residential Accredit Loans Trust, Series 2005-QA7, Class A1
3.69%	07/25/35	[3]	5,640,669	4,403,324
Residential Accredit Loans Trust, Series 2005-QO5, Class A1
1.64%	01/25/46	[3]	9,948,130	7,522,207
Residential Accredit Loans Trust, Series 2006-QA1, Class A11
3.91%	01/25/36	[3]	244,961	186,250
Residential Accredit Loans Trust, Series 2006-QA1, Class A21
4.31%	01/25/36	[3]	23,774,105	19,582,212

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2006-QA7, Class 2A1
1.17%	08/25/36	[3]	$41,288,498	$35,154,043
Residential Accredit Loans Trust, Series 2006-QS10, Class AV (IO)
0.57%	08/25/36	[3,5]	41,893,883	998,319
Residential Accredit Loans Trust, Series 2006-QS12, Class 2A9
1.36%	09/25/36	[3]	371,081	260,988
Residential Accredit Loans Trust, Series 2006-QS2, Class 1AV (IO)
0.49%	02/25/36	[3,5]	142,269,386	2,746,013
Residential Accredit Loans Trust, Series 2006-QS7, Class AV (IO)
0.66%	06/25/36	[3,5]	74,300,125	1,832,590
Residential Accredit Loans Trust, Series 2006-QS8, Class AV (IO)
0.79%	08/25/36	[3,5]	172,903,764	5,438,377
Residential Accredit Loans Trust, Series 2007-QS10, Class AV (IO)
0.45%	09/25/37	[3,5]	113,954,447	1,962,193
Residential Accredit Loans Trust, Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[3,5]	70,830,706	939,095
Residential Accredit Loans Trust, Series 2007-QS5, Class AV (IO)
0.25%	03/25/37	[3,5]	86,913,011	1,069,395
Residential Accredit Loans Trust, Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[3,5]	182,700,965	2,452,605
Residential Accredit Loans Trust, Series 2007-QS7, Class 2AV (IO)
0.36%	06/25/37	[3,5]	56,470,401	839,653
Residential Accredit Loans Trust, Series 2007-QS8, Class AV (IO)
0.39%	06/25/37	[3,5]	150,576,074	2,415,587
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A2
6.50%	12/25/31		35,959	36,350
Residential Asset Mortgage Products Trust, Series 2003-RS10, Class AI6 (STEP)
5.72%	11/25/33		369,175	373,980
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class AI6A (STEP)
5.80%	12/25/33		223,530	235,527
Residential Asset Mortgage Products Trust, Series 2003-RS9, Class AI6A (STEP)
5.72%	10/25/33		95,158	101,005
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class AI6
4.55%	12/25/34		1,074	1,082

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 112

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		$54,081	$54,951
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A4
8.50%	12/25/31		36,771	28,625
Residential Asset Mortgage Products Trust, Series 2005-RS8, Class A3
1.35%	09/25/35	[3]	29,238,194	29,624,976
Residential Asset Securities Trust, Series 2004-IP2, Class 1A1
3.19%	12/25/34	[3]	370,948	390,332
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.21%	12/25/34	[3]	34,661	34,614
Residential Asset Securities Trust, Series 2004-IP2, Class 3A1
3.22%	12/25/34	[3]	819,882	813,043
Residential Asset Securities Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36		3,417,625	3,362,410
Residential Funding Mortgage Securities Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		489,161	497,466
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 1A
3.43%	11/25/35	[3]	9,021,577	7,453,357
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 3A1
4.15%	09/25/36	[3]	1,456,977	1,237,181
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 4A1
4.59%	09/25/36	[3]	479,233	389,684
Residential Funding Mortgage Securities Trust, Series 2006-SA4, Class 2A1
4.40%	11/25/36	[3]	163,077	143,718
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 2A2
3.91%	04/25/37	[3]	3,223,584	2,962,133
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP)[6]
5.21%	06/25/16	[7]	10,155	10,170
Saxon Asset Securities Trust, Series 2005-2, Class M1
1.61%	10/25/35	[3]	5,725,413	5,706,229
Saxon Asset Securities Trust, Series 2007-1, Class A2C
1.13%	01/25/47	[3]	11,264,073	9,950,890
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
1.38%	09/25/47	[3]	32,174,000	26,051,410

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR1, Class A2A
1.09%	02/25/37	[3]	$7,415,761	$4,086,881
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR1, Class A2B
1.25%	02/25/37	[3]	36,710,337	21,636,869
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR2, Class A2
1.21%	02/25/37	[3]	60,055,452	39,971,071
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A
1.11%	05/25/37	[3]	23,117,013	18,162,491
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2C
1.33%	05/25/37	[3]	17,434,651	14,113,901
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
1.13%	12/25/36	[3]	41,231,777	24,323,458
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
1.12%	01/25/37	[3]	22,882,598	14,775,661
Sequoia Mortgage Trust, Series 2003-2, Class A1
1.64%	06/20/33	[3]	1,575	1,515
Sequoia Mortgage Trust, Series 2003-8, Class A1
1.62%	01/20/34	[3]	2,971	2,884
Sequoia Mortgage Trust, Series 2004-3, Class A
1.76%	05/20/34	[3]	814,498	783,205
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
1.22%	12/25/36	[3,4]	18,785,700	11,806,290
Soundview Home Loan Trust, Series 2006-EQ1, Class A4
1.23%	10/25/36	[3]	14,062,000	11,068,476
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
3.21%	02/25/34	[3]	27,964	28,032
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
3.30%	09/25/34	[3]	14,764,413	14,579,301
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
3.23%	10/25/34	[3]	331,850	331,259
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
3.22%	10/25/34	[3]	16,057,346	16,340,945
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
3.26%	10/25/34	[3]	4,055,355	4,000,071

See accompanying notes to Schedule of Portfolio Investments.

113 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
3.47%	11/25/34	[3]	$11,507,375	$11,564,289
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
1.83%	11/25/34	[3]	72,970	65,942
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
3.26%	01/25/35	[3]	1,142,556	1,091,745
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
3.20%	06/25/35	[3]	3,604,111	3,357,081
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1
1.14%	01/25/37	[3]	50,992,589	42,712,795
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
3.39%	10/25/47	[3]	1,321,411	1,156,763
Structured Asset Investment Loan Trust, Series 2005-HE3, Class A5
1.70%	09/25/35	[3]	6,433,765	6,455,268
Structured Asset Investment Loan Trust, Series 2006-1, Class A3
1.18%	01/25/36	[3]	7,454,049	7,414,940
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 24A1
3.18%	05/25/36	[3]	619,642	340,354
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2004-23XS, Class 2A1
1.28%	01/25/35	[3]	3,000,360	2,728,285
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF2, Class A4
1.29%	07/25/36	[3]	30,035,193	29,410,025
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A1
1.12%	09/25/36	[3]	13,928,112	13,902,402
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A3
1.13%	09/25/36	[3]	463,172	463,202
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		1,804	1,823
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
3.18%	10/25/31	[3]	9,626	9,623
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
3.27%	09/25/33	[3]	315,455	310,066
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
3.23%	11/25/33	[3]	2,302,047	2,336,266

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2004-2AC, Class A1
3.23%	02/25/34	[3]	$110,535	$110,696
Structured Asset Securities Corp., Series 2005-17, Class 4A4
5.50%	10/25/35		4,387,238	4,544,591
Structured Asset Securities Corp., Series 2005-5, Class 2A4
5.50%	04/25/35		3,871,402	3,735,684
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
3.14%	06/25/37	[3]	8,280,509	7,412,952
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.84%	12/25/44	[3]	204,511	199,857
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A3
1.21%	01/25/37	[3]	24,547,511	16,683,689
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
1.09%	01/25/37	[3]	4,972,342	2,996,497
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
1.13%	01/25/37	[3]	45,900,309	27,811,038
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
1.21%	01/25/37	[3]	15,407,959	9,440,310
WaMu Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
2.79%	11/25/30	[3]	423,596	424,545
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.90%	06/25/33	[3]	7,590,461	7,575,600
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.85%	06/25/34	[3]	71,348	72,248
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
1.40%	05/25/44	[3]	2,777,734	2,648,789
WaMu Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
1.53%	05/25/35	[3]	4,974,188	3,459,154
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
1.48%	06/25/35	[3]	8,494,172	6,992,846
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
1.62%	01/25/45	[3]	1,196,600	1,131,570
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
1.30%	08/25/45	[3]	61,783,440	59,629,341

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 114

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.76%	10/25/35	[3]	$2,422,752	$2,390,121
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
1.27%	10/25/45	[3]	9,554,169	9,177,564
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
3.00%	12/25/35	[3]	7,778,240	7,187,886
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
1.24%	11/25/45	[3]	44,111,435	42,291,468
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
1.25%	12/25/45	[3]	20,418,091	19,419,787
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
1.27%	12/25/45	[3]	27,410,669	25,298,915
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
1.31%	01/25/45	[3]	20,274,363	19,587,973
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
1.29%	01/25/45	[3]	1,986,517	1,843,409
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A23
1.36%	01/25/45	[3]	7,054,111	6,599,520
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
1.21%	04/25/45	[3]	269,989	256,548
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
1.71%	01/25/46	[3]	51,972,599	51,423,431
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A4
2.88%	09/25/36	[3]	22,267,055	21,060,790
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
2.71%	12/25/36	[3]	1,115,819	1,034,096
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.64%	02/25/46	[3]	1,333,910	1,290,266
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.55%	05/25/46	[3]	8,994,413	8,340,725
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.62%	07/25/46	[3]	19,027,533	16,910,073
WaMu Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		411,493	395,061

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
4.32%	07/25/37	[3]	$441,277	$404,516
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
1.34%	02/25/47	[3]	21,417,349	17,516,989
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		353,109	340,504
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1
3.00%	12/25/33	[3]	1,397,352	1,405,596
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-L, Class A8
3.07%	07/25/34	[3]	344,098	354,077
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1
3.04%	09/25/34	[3]	3,250,096	3,314,242
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
3.07%	06/25/35	[3]	1,436,012	1,490,308
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4
6.00%	08/25/36		3,184,345	3,208,587
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		334,470	323,302
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1
3.22%	03/25/36	[3]	5,287,054	5,007,845
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1
3.09%	07/25/36	[3]	310,066	306,254
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
3.09%	07/25/36	[3]	105,156	103,863
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A3
3.09%	07/25/36	[3]	224,894	222,129
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6
3.09%	07/25/36	[3]	1,314,613	1,298,449
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 1A3
3.14%	04/25/36	[3]	11,394	11,288

				5,452,239,666

U.S. Agency Mortgage-Backed — 29.48%
Fannie Mae Pool (TBA)
3.00%	04/25/27		475,560,000	487,641,901
3.00%	04/25/43		434,465,000	430,697,376
3.50%	04/25/42		547,330,000	559,901,486

See accompanying notes to Schedule of Portfolio Investments.

115 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
4.00%	04/25/41	$695,795,000	$729,769,362
4.50%	04/25/39	647,825,000	694,893,535
Fannie Mae Pool 190375
5.50%	11/01/36	1,383,837	1,543,387
Fannie Mae Pool 190396
4.50%	06/01/39	18,995	20,413
Fannie Mae Pool 254232
6.50%	03/01/22	23,576	26,225
Fannie Mae Pool 313182
7.50%	10/01/26	3,007	3,291
Fannie Mae Pool 394854
6.50%	05/01/27	1,540	1,726
Fannie Mae Pool 464367
4.54%	01/01/20	4,931,916	5,220,618
Fannie Mae Pool 466766
3.88%	12/01/20	17,812,340	18,829,770
Fannie Mae Pool 467243
4.55%	01/01/21	2,525,741	2,721,761
Fannie Mae Pool 467572
3.80%	04/01/18	5,440,339	5,511,786
Fannie Mae Pool 468128
4.33%	07/01/21	1,952,530	2,105,520
Fannie Mae Pool 468551
3.98%	07/01/21	10,252,500	10,870,725
Fannie Mae Pool 468587
3.84%	08/01/21	700,291	739,944
Fannie Mae Pool 468764
4.16%	07/01/21	28,200,000	30,234,985
Fannie Mae Pool 545191
7.00%	09/01/31	4,806	5,226
Fannie Mae Pool 545756
7.00%	06/01/32	1,291	1,505
Fannie Mae Pool 545831
6.50%	08/01/17	566	567
Fannie Mae Pool 555284
7.50%	10/01/17	1,756	1,764
Fannie Mae Pool 606108
7.00%	03/01/31	4,410	4,530
Fannie Mae Pool 613142
7.00%	11/01/31	10,466	12,265
Fannie Mae Pool 625666
7.00%	01/01/32	10,258	11,466
Fannie Mae Pool 633698
7.50%	02/01/31	57,893	67,507
Fannie Mae Pool 655928
7.00%	08/01/32	185,860	220,049
Fannie Mae Pool 725257
5.50%	02/01/34	1,561,231	1,747,689

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 734830
4.50%	08/01/33		$21,468	$23,091
Fannie Mae Pool 734922
4.50%	09/01/33		2,875,328	3,115,510
Fannie Mae Pool 735207
7.00%	04/01/34		32,956	37,880
Fannie Mae Pool 735224
5.50%	02/01/35		6,209,266	6,955,357
Fannie Mae Pool 735646
4.50%	07/01/20		988,158	1,017,456
Fannie Mae Pool 735651
4.50%	06/01/35		6,762,501	7,303,221
Fannie Mae Pool 735686
6.50%	12/01/22		27,614	30,710
Fannie Mae Pool 740297
5.50%	10/01/33		2,796	3,129
Fannie Mae Pool 745147
4.50%	12/01/35		45,276	48,731
Fannie Mae Pool 745592
5.00%	01/01/21		4,371	4,504
Fannie Mae Pool 753168
4.50%	12/01/33		12,462	13,419
Fannie Mae Pool 815422
4.50%	02/01/35		80,507	86,724
Fannie Mae Pool 817611
2.81%	11/01/35	[3]	442,233	471,160
Fannie Mae Pool 839109
3.41%	11/01/35	[3]	8,090	8,472
Fannie Mae Pool 841031
3.34%	11/01/35	[3]	2,878	3,020
Fannie Mae Pool 844773
3.16%	12/01/35	[3]	6,661	6,982
Fannie Mae Pool 888412
7.00%	04/01/37		535,903	598,597
Fannie Mae Pool 889125
5.00%	12/01/21		3,164,618	3,277,848
Fannie Mae Pool 889184
5.50%	09/01/36		5,705,082	6,388,711
Fannie Mae Pool 918445
5.51%	05/01/37	[3]	25,669	26,625
Fannie Mae Pool 933033
6.50%	10/01/37		715,004	786,266
Fannie Mae Pool AB1613
4.00%	10/01/40		48,803,085	51,902,842
Fannie Mae Pool AB1803
4.00%	11/01/40		56,344,725	59,941,102
Fannie Mae Pool AB2127
3.50%	01/01/26		31,151,123	32,503,032

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 116

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AB3679
3.50%	10/01/41	$17,980,417	$18,494,227
Fannie Mae Pool AB3864
3.50%	11/01/41	15,527,820	16,008,833
Fannie Mae Pool AB4045
3.50%	12/01/41	16,762,347	17,308,464
Fannie Mae Pool AB4262
3.50%	01/01/32	12,706,037	13,225,035
Fannie Mae Pool AB9703
3.50%	06/01/43	42,689,227	43,824,028
Fannie Mae Pool AC8279
4.50%	08/01/39	27,551	29,688
Fannie Mae Pool AD0849
4.25%	02/01/20	27,029,671	28,345,861
Fannie Mae Pool AD0850
4.31%	02/01/20	35,510,134	37,257,831
Fannie Mae Pool AD0895
4.50%	07/01/19	39,784,068	41,724,035
Fannie Mae Pool AE0482
5.50%	01/01/38	13,790,337	15,400,761
Fannie Mae Pool AE0600
3.85%	11/01/20	27,639,884	29,124,012
Fannie Mae Pool AE0605
4.65%	07/01/20	18,665,794	19,676,145
Fannie Mae Pool AE0918
3.67%	10/01/20	5,235,787	5,476,859
Fannie Mae Pool AH3780
4.00%	02/01/41	22,035,168	23,432,314
Fannie Mae Pool AJ1404
4.00%	09/01/41	33,371,284	35,298,502
Fannie Mae Pool AL0209
4.50%	05/01/41	33,054,833	35,992,321
Fannie Mae Pool AL0290
4.45%	04/01/21	27,885,384	29,859,040
Fannie Mae Pool AL0600
4.30%	07/01/21	4,490,840	4,769,101
Fannie Mae Pool AL0834
4.07%	10/01/21	30,188,519	32,098,871
Fannie Mae Pool AL0851
6.00%	10/01/40	25,460,224	28,893,818
Fannie Mae Pool AL1445
4.36%	11/01/21	74,444,703	79,254,615
Fannie Mae Pool AL2669
4.46%	09/01/21	23,656,043	25,074,560
Fannie Mae Pool AL4597
4.00%	01/01/44	83,371,731	88,667,136
Fannie Mae Pool AL6162
3.30%	02/01/23	21,206,265	21,933,711

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL6466
2.90%	11/01/26	$99,553,903	$100,435,582
Fannie Mae Pool AL6829
2.96%	05/01/27	2,811,956	2,795,307
Fannie Mae Pool AL8037
4.50%	07/01/34	390,091	419,631
Fannie Mae Pool AL8356
4.50%	07/01/34	1,134,922	1,220,054
Fannie Mae Pool AL9105
4.50%	09/01/46	193,915,719	208,273,617
Fannie Mae Pool AL9106
4.50%	02/01/46	133,980,645	144,023,955
Fannie Mae Pool AL9472
4.00%	10/01/43	15,878,892	16,753,471
Fannie Mae Pool AL9549
4.00%	09/01/46	690,740,701	724,951,451
Fannie Mae Pool AL9722
4.50%	08/01/46	985,657,780	1,058,071,505
Fannie Mae Pool AL9846
4.50%	02/01/47	1,053,182,203	1,130,597,456
Fannie Mae Pool AL9990
4.50%	04/01/47	241,815,000	259,910,648
Fannie Mae Pool AM0414
2.87%	09/01/27	39,760,000	39,287,049
Fannie Mae Pool AM4108
3.85%	08/01/25	4,736	5,063
Fannie Mae Pool AM4109
3.85%	08/01/25	4,736	5,063
Fannie Mae Pool AM4236
3.94%	08/01/25	9,509	10,220
Fannie Mae Pool AM4687
3.70%	12/01/25	5,317,802	5,613,998
Fannie Mae Pool AM4869
4.07%	12/01/25	1,887,534	2,028,875
Fannie Mae Pool AM5327
3.71%	03/01/26	2,916,534	3,094,180
Fannie Mae Pool AM6057
3.44%	08/01/26	6,750,000	6,981,510
Fannie Mae Pool AM6155
3.23%	07/01/26	2,968,101	3,030,603
Fannie Mae Pool AM6667
3.39%	09/01/26	3,461,000	3,574,414
Fannie Mae Pool AM7016
3.47%	10/01/29	5,065,000	5,204,473
Fannie Mae Pool AM8036
2.66%	03/01/27	1,965,000	1,914,502
Fannie Mae Pool AM8709
2.82%	04/01/27	6,500,000	6,458,148

See accompanying notes to Schedule of Portfolio Investments.

117 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AM8765
2.83%	06/01/27	$4,000,000	$3,942,004
Fannie Mae Pool AM8958
2.97%	06/01/30	5,500,000	5,350,586
Fannie Mae Pool AM8969
3.27%	07/01/30	12,691,000	12,743,919
Fannie Mae Pool AM9004
2.80%	06/01/25	100,000,000	100,118,512
Fannie Mae Pool AM9282
3.76%	12/01/30	10,000,000	10,461,494
Fannie Mae Pool AM9440
3.05%	07/01/27	47,705,000	47,844,435
Fannie Mae Pool AM9601
3.39%	08/01/27	3,834,188	3,958,264
Fannie Mae Pool AM9602
3.57%	08/01/27	1,789,940	1,869,728
Fannie Mae Pool AM9623
3.34%	07/01/30	1,420,000	1,435,349
Fannie Mae Pool AM9749
3.48%	11/01/30	5,579,033	5,706,877
Fannie Mae Pool AM9954
3.22%	11/01/27	3,278,537	3,337,578
Fannie Mae Pool AN0153
3.36%	11/01/30	10,896,283	11,045,440
Fannie Mae Pool AN0154
3.36%	11/01/30	15,448,839	15,660,315
Fannie Mae Pool AN0543
3.53%	01/01/31	7,125,000	7,321,139
Fannie Mae Pool AN0648
3.28%	01/01/28	14,340,959	14,668,626
Fannie Mae Pool AN0768
3.19%	01/01/26	13,060,332	13,391,781
Fannie Mae Pool AN0854
3.28%	02/01/28	8,815,000	8,957,977
Fannie Mae Pool AN0959
2.92%	05/01/31	35,459,000	34,284,316
Fannie Mae Pool AN0962
3.43%	02/01/31	15,423,000	15,683,467
Fannie Mae Pool AN1210
2.85%	05/01/31	5,977,500	5,753,777
Fannie Mae Pool AN1427
2.96%	04/01/28	4,242,356	4,222,967
Fannie Mae Pool AN1468
2.97%	05/01/31	26,320,000	25,477,646
Fannie Mae Pool AN1482
3.03%	05/01/31	5,553,805	5,456,030
Fannie Mae Pool AN1682
3.13%	05/01/31	22,237,674	21,842,872

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN1686
2.32%	07/01/26		$31,418,540	$30,188,434
Fannie Mae Pool AN1688
2.32%	07/01/26		26,676,119	25,631,690
Fannie Mae Pool AN1835
2.54%	07/01/28		16,550,000	15,678,278
Fannie Mae Pool AN1954
2.26%	07/01/26		29,073,000	27,775,181
Fannie Mae Pool AN2063
2.58%	07/01/26		284,677,800	276,948,672
Fannie Mae Pool AN2118
2.32%	08/01/26		14,839,935	14,254,283
Fannie Mae Pool AN2228
2.52%	08/01/26		15,985,000	15,488,821
Fannie Mae Pool AN2248
2.48%	08/01/26		51,160,000	49,090,916
Fannie Mae Pool AN2270
2.51%	08/01/26		2,697,696	2,627,538
Fannie Mae Pool AN2271
2.33%	08/01/26		2,152,000	2,048,056
Fannie Mae Pool AN2309
2.21%	07/01/26		46,478,453	44,268,990
Fannie Mae Pool AN2338
2.36%	09/01/26		42,374,117	40,764,058
Fannie Mae Pool AN2367
2.46%	08/01/26		12,502,000	12,089,244
Fannie Mae Pool AN2371
2.18%	09/01/26		37,099,903	35,207,040
Fannie Mae Pool AN2840
2.49%	09/01/28		21,955,000	20,700,233
Fannie Mae Pool AN3097
2.54%	11/01/28		35,120,000	33,405,449
Fannie Mae Pool AN3574
2.34%	11/01/26		28,210,000	26,727,426
Fannie Mae Pool AN3597
1.42%	11/01/26	[3]	23,520,000	23,649,529
Fannie Mae Pool AN3631
2.99%	02/01/29		37,752,000	37,201,240
Fannie Mae Pool AN4429
3.22%	01/01/27		23,130,000	23,600,124
Fannie Mae Pool AN4431
3.22%	01/01/27		49,395,000	50,398,968
Fannie Mae Pool AN4435
3.22%	01/01/27		29,420,000	30,017,970
Fannie Mae Pool AU3739
3.50%	08/01/43		57,719,889	59,617,133
Fannie Mae Pool BC1158
3.50%	02/01/46		388,430,570	397,644,143

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 118

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0000
3.59%	09/01/20	$9,222,406	$9,611,707
Fannie Mae Pool FN0001
3.76%	12/01/20	47,012,760	49,210,722
Fannie Mae Pool FN0003
4.28%	01/01/21	6,947,006	7,365,179
Fannie Mae Pool FN0005
3.37%	11/01/20	36,656,945	37,968,500
Fannie Mae Pool FN0007
3.46%	11/01/20	100,000	104,078
Fannie Mae Pool FN0010
3.84%	09/01/20	286,592	300,869
Fannie Mae Pool MA1177
3.50%	09/01/42	100,083,516	102,464,413
Fannie Mae Pool MA1404
3.50%	04/01/43	7,480	7,679
Fannie Mae Pool MA1527
3.00%	07/01/33	92,225,238	93,925,641
Fannie Mae Pool MA1561
3.00%	09/01/33	56,725,945	57,771,830
Fannie Mae Pool MA1582
3.50%	09/01/43	28,453,705	29,161,464
Fannie Mae Pool MA1584
3.50%	09/01/33	95,636,550	99,266,914
Fannie Mae Pool MA1608
3.50%	10/01/33	65,900,853	68,405,085
Fannie Mae Pool MA2676
2.50%	07/01/26	68,566,279	69,538,528
Fannie Mae Pool MA2710
2.50%	08/01/26	120,881,201	122,545,670
Fannie Mae Pool MA2776
2.50%	10/01/26	15,998,091	16,234,938
Fannie Mae Pool MA2801
2.50%	11/01/26	14,698,564	14,916,171
Fannie Mae Pool MA2803
2.50%	11/01/31	5,933,436	5,941,084
Fannie Mae Pool MA2829
2.50%	12/01/26	11,006,725	11,169,676
Fannie Mae Pool MA2830
2.50%	12/01/31	331,119,167	331,546,001
Fannie Mae Pool MA2915
3.00%	02/01/27	3,210,581	3,306,678
Fannie Mae REMICS, Series 1988-28, Class H
9.05%	12/25/18	22	22
Fannie Mae REMICS, Series 1989-27, Class Y
6.90%	06/25/19	124	128

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 1991-65, Class Z
6.50%	06/25/21		$2,565	$2,715
Fannie Mae REMICS, Series 1992-123, Class Z
7.50%	07/25/22		986	1,089
Fannie Mae REMICS, Series 1993-132, Class D (PO)
0.00%	10/25/22	[8]	48,254	46,343
Fannie Mae REMICS, Series 1993-29, Class PK
7.00%	03/25/23		6,339	6,789
Fannie Mae REMICS, Series 1994-55, Class H
7.00%	03/25/24		18,937	20,955
Fannie Mae REMICS, Series 1997-34, Class SA
3.28%	10/25/23	[3]	4,902	5,403
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		12,919	14,038
Fannie Mae REMICS, Series 1999-11, Class Z
5.50%	03/25/29		43,954	48,089
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		175,341	200,717
Fannie Mae REMICS, Series 2005-104, Class NI (IO)
5.72%	03/25/35	[3]	18,796,715	1,509,027
Fannie Mae REMICS, Series 2005-117, Class LC
5.50%	11/25/35		11,642,462	12,460,101
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
5.62%	11/25/35	[3]	134,123	18,509
Fannie Mae REMICS, Series 2005-92, Class US (IO)
5.12%	10/25/25	[3]	9,073,814	986,340
Fannie Mae REMICS, Series 2006-4, Class WE
4.50%	02/25/36		125,638	135,936
Fannie Mae REMICS, Series 2006-49, Class SE
25.07%	04/25/36	[3]	3,677,345	5,823,346
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
5.42%	03/25/37	[3]	3,258,689	401,399
Fannie Mae REMICS, Series 2007-34, Class SB (IO)
5.13%	04/25/37	[3]	6,280,644	1,004,652

See accompanying notes to Schedule of Portfolio Investments.

119 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-64, Class FA
1.45%	07/25/37	[3]	$9,081	$9,165
Fannie Mae REMICS, Series 2008-24, Class NA
6.75%	06/25/37		1,536,014	1,640,017
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
5.62%	10/25/40	[3]	7,532,555	1,351,697
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		22,065	22,466
Fannie Mae REMICS, Series 2010-17, Class SB (IO)
5.37%	03/25/40	[3]	13,044,968	2,433,627
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
5.44%	05/25/40	[3]	23,374,199	4,037,881
Fannie Mae REMICS, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,882,581
Fannie Mae REMICS, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	26,099,413
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		74,220	76,380
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[8]	29,360,298	22,893,528
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[8]	18,132,474	14,340,477
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		108	111
Fannie Mae REMICS, Series G92-36, Class Z
7.00%	07/25/22		88	93
Fannie Mae REMICS, Series G93-21, Class Z
7.20%	05/25/23		3,919	4,309
Fannie Mae Trust, Series 2003-W2, Class 2A9
5.90%	07/25/42		37,856	42,182
Fannie Mae, Series 2015-M4, Class FA
0.98%	09/25/18	[3]	107,530,699	107,571,937
Fannie Mae-Aces, Series 2011-M5, Class X
1.14%	07/25/21	[3]	152,380,111	6,175,204

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		$12,686,079	$12,672,271
Fannie Mae-Aces, Series 2014-M12, Class FA
1.00%	10/25/21	[3]	47,598,023	47,443,091
Fannie Mae-Aces, Series 2014-M6, Class FA
1.07%	12/25/17	[3]	10,216,670	10,218,848
Fannie Mae-Aces, Series 2014-M8, Class A1
2.35%	06/25/24		6,518,230	6,555,703
Fannie Mae-Aces, Series 2014-M8, Class FA
1.02%	05/25/18	[3]	68,557,589	68,610,158
Fannie Mae-Aces, Series 2015-M10, Class A2
3.09%	04/25/27	[3]	122,515,000	123,072,664
Fannie Mae-Aces, Series 2015-M10, Class FA
1.02%	03/25/19	[3]	54,770,788	54,818,833
Fannie Mae-Aces, Series 2015-M2, Class A3
3.05%	12/25/24	[3]	28,608	28,868
Fannie Mae-Aces, Series 2015-M8, Class FA
0.94%	11/25/18	[3]	71,875,327	71,908,404
Fannie Mae-Aces, Series 2016-M13, Class FA
1.44%	11/25/23	[3]	79,635,422	79,786,308
Freddie Mac Gold Pool (TBA)
4.00%	04/01/47		594,500,000	623,528,317
Freddie Mac Gold Pool A24156
6.50%	10/01/31		357,074	406,697
Freddie Mac Gold Pool A25162
5.50%	05/01/34		3,336,250	3,725,935
Freddie Mac Gold Pool A39012
5.50%	06/01/35		66,267	75,875
Freddie Mac Gold Pool A54856
5.00%	01/01/34		5,602,139	6,162,806
Freddie Mac Gold Pool A61164
5.00%	04/01/36		18,804	20,608
Freddie Mac Gold Pool A97038
4.00%	02/01/41		18,279,526	19,329,010
Freddie Mac Gold Pool C01492
5.00%	02/01/33		973,896	1,065,202
Freddie Mac Gold Pool C04546
3.00%	02/01/43		26,678,396	26,608,719
Freddie Mac Gold Pool C04573
3.00%	03/01/43		33,736,678	33,568,325

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 120

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C46104
6.50%	09/01/29	$23,142	$25,763
Freddie Mac Gold Pool C55789
7.50%	10/01/27	11,482	12,629
Freddie Mac Gold Pool C90573
6.50%	08/01/22	69,655	76,237
Freddie Mac Gold Pool E02402
6.00%	10/01/22	21,223	22,905
Freddie Mac Gold Pool G00992
7.00%	11/01/28	1,269	1,445
Freddie Mac Gold Pool G01515
5.00%	02/01/33	1,109,997	1,213,318
Freddie Mac Gold Pool G02579
5.00%	12/01/34	1,361,225	1,497,352
Freddie Mac Gold Pool G02884
6.00%	04/01/37	4,261,188	4,815,117
Freddie Mac Gold Pool G02955
5.50%	03/01/37	5,348,771	6,039,818
Freddie Mac Gold Pool G03357
5.50%	08/01/37	2,153,971	2,471,681
Freddie Mac Gold Pool G03676
5.50%	12/01/37	3,976,417	4,491,447
Freddie Mac Gold Pool G03783
5.50%	01/01/38	2,733,601	3,087,139
Freddie Mac Gold Pool G03985
6.00%	03/01/38	32,237	36,608
Freddie Mac Gold Pool G04438
5.50%	05/01/38	7,647,122	8,580,241
Freddie Mac Gold Pool G04703
5.50%	08/01/38	7,118,513	7,911,676
Freddie Mac Gold Pool G04706
5.50%	09/01/38	262,952	296,916
Freddie Mac Gold Pool G05866
4.50%	02/01/40	25,881,759	28,184,831
Freddie Mac Gold Pool G06361
4.00%	03/01/41	33,450	35,585
Freddie Mac Gold Pool G06498
4.00%	04/01/41	34,606,616	36,698,620
Freddie Mac Gold Pool G06499
4.00%	03/01/41	15,917,678	16,844,347
Freddie Mac Gold Pool G07408
3.50%	06/01/43	32,137,481	33,171,987
Freddie Mac Gold Pool G07786
4.00%	08/01/44	309,446,477	328,184,916
Freddie Mac Gold Pool G07848
3.50%	04/01/44	154,260,234	158,936,247
Freddie Mac Gold Pool G07849
3.50%	05/01/44	22,269,148	22,901,677

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G07924
3.50%	01/01/45	$32,732,743	$33,663,227
Freddie Mac Gold Pool G07925
4.00%	02/01/45	20,199,047	21,420,932
Freddie Mac Gold Pool G08676
3.50%	11/01/45	118,738,186	121,556,996
Freddie Mac Gold Pool G08677
4.00%	11/01/45	235,927,744	247,518,846
Freddie Mac Gold Pool G08681
3.50%	12/01/45	78,666,868	80,534,396
Freddie Mac Gold Pool G08694
4.00%	02/01/46	85,922,831	90,171,981
Freddie Mac Gold Pool G08698
3.50%	03/01/46	393,140,703	402,340,153
Freddie Mac Gold Pool G08699
4.00%	03/01/46	21,993,895	23,088,435
Freddie Mac Gold Pool G08702
3.50%	04/01/46	553,188,187	566,132,729
Freddie Mac Gold Pool G08706
3.50%	05/01/46	13,630	13,948
Freddie Mac Gold Pool G08710
3.00%	06/01/46	356,978,307	353,945,462
Freddie Mac Gold Pool G08711
3.50%	06/01/46	400,596,900	410,086,937
Freddie Mac Gold Pool G08712
4.00%	06/01/46	79,832,221	83,805,119
Freddie Mac Gold Pool G08715
3.00%	08/01/46	507,003,806	502,696,362
Freddie Mac Gold Pool G08716
3.50%	08/01/46	121,370,998	124,246,245
Freddie Mac Gold Pool G08721
3.00%	08/01/46	34,062,306	33,772,917
Freddie Mac Gold Pool G08722
3.50%	09/01/46	153,061,159	156,687,138
Freddie Mac Gold Pool G08726
3.00%	09/01/46	553,511,280	548,808,714
Freddie Mac Gold Pool G08727
3.50%	10/01/46	125,164,168	128,092,996
Freddie Mac Gold Pool G08732
3.00%	11/01/46	325,592,243	322,826,051
Freddie Mac Gold Pool G08737
3.00%	12/01/46	188,802,872	187,198,825
Freddie Mac Gold Pool G08741
3.00%	01/01/47	184,407,052	182,840,352
Freddie Mac Gold Pool G08742
3.50%	01/01/47	181,590,000	185,839,186
Freddie Mac Gold Pool G08747
3.00%	01/01/47	205,759,607	204,011,498

See accompanying notes to Schedule of Portfolio Investments.

121 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G11707
6.00%	03/01/20	$202,710	$208,928
Freddie Mac Gold Pool G12393
5.50%	10/01/21	3,385,324	3,563,956
Freddie Mac Gold Pool G12399
6.00%	09/01/21	1,861	1,977
Freddie Mac Gold Pool G12824
6.00%	08/01/22	1,906,547	2,051,561
Freddie Mac Gold Pool G12909
6.00%	11/01/22	4,935,486	5,320,464
Freddie Mac Gold Pool G13032
6.00%	09/01/22	862,955	920,767
Freddie Mac Gold Pool G13058
4.50%	10/01/20	1,362,943	1,396,225
Freddie Mac Gold Pool G18596
3.00%	04/01/31	98,395,664	101,043,891
Freddie Mac Gold Pool G60023
3.50%	04/01/45	27,622,140	28,460,516
Freddie Mac Gold Pool G60080
3.50%	06/01/45	330,904,360	340,185,193
Freddie Mac Gold Pool G60138
3.50%	08/01/45	228,176,285	235,101,792
Freddie Mac Gold Pool H00790
5.50%	05/01/37	39,569	43,278
Freddie Mac Gold Pool H03161
6.50%	08/01/37	1,172	1,290
Freddie Mac Gold Pool H05069
5.50%	05/01/37	1,860,452	2,034,870
Freddie Mac Gold Pool H09082
6.50%	09/01/37	3,008	3,311
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	55,834,951	59,353,401
Freddie Mac Gold Pool U99097
3.50%	07/01/43	96,348,159	98,708,299
Freddie Mac Gold Pool V80356
3.50%	08/01/43	58,414,312	60,369,825
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K040, Class A2
3.24%	09/25/24	2,840,000	2,950,208
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K053, Class A2
3.00%	12/25/25	205,000,000	207,310,863
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K151, Class A3
3.51%	04/25/30	3,705,000	3,799,185

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K152, Class A2
3.08%	01/25/31		$120,000,000	$118,787,118
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.41%	07/25/20	[3]	1,268,503	1,273,304
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
3.16%	05/25/25	[3]	46,605,000	47,128,090
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class A2
2.74%	09/25/25		65,000,000	64,030,850
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		42,640,727	43,467,124
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A2
4.28%	01/25/20		70,890,000	74,773,113
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSW1, Class A
1.37%	02/25/26	[3]	15,000,000	15,024,018
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KW02, Class A1
2.90%	04/25/26		112,165,000	113,742,320
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KX01, Class A
2.36%	02/25/23		56,122,006	55,588,561
Freddie Mac REMICS, Series 1004, Class H
7.95%	10/15/20		134	141
Freddie Mac REMICS, Series 1073, Class G
7.00%	05/15/21		302	323
Freddie Mac REMICS, Series 1107, Class ZC
6.50%	07/15/21		3,162	3,387
Freddie Mac REMICS, Series 165, Class K
6.50%	09/15/21		59	61
Freddie Mac REMICS, Series 1980, Class Z
7.00%	07/15/27		121,868	139,159
Freddie Mac REMICS, Series 1983, Class Z
6.50%	12/15/23		56,022	60,240

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 122

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2098, Class TZ
6.00%	01/15/28		$535,388	$592,856
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		28,292	31,355
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		18,798	21,541
Freddie Mac REMICS, Series 2433, Class SA
18.56%	02/15/32	[3]	16,005	20,298
Freddie Mac REMICS, Series 2481, Class AW
6.50%	08/15/32		62,068	67,982
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		19,325	1,016
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		11,430	11,809
Freddie Mac REMICS, Series 3019, Class SW (IO)
6.29%	08/15/35	[3]	2,455,645	518,575
Freddie Mac REMICS, Series 3063, Class YG
5.50%	11/15/35		6,484,488	7,223,035
Freddie Mac REMICS, Series 3300, Class SA (IO)
6.29%	08/15/35	[3]	1,085,696	193,789
Freddie Mac REMICS, Series 3707, Class EI (IO)
5.00%	12/15/38		23,271,479	2,854,261
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		25,214	25,616
Freddie Mac REMICS, Series 3752, Class XL
4.50%	11/15/40		66,277,000	71,647,651
Freddie Mac REMICS, Series 3891, Class HS (IO)
5.04%	07/15/41	[3]	11,180,074	1,131,097
Freddie Mac REMICS, Series 3904, Class JB
4.50%	08/15/41		18,155,000	19,670,262
Freddie Mac REMICS, Series 3925, Class LB
4.50%	09/15/41		9,215,000	10,634,408
Freddie Mac REMICS, Series 3928, Class JD
4.00%	09/15/41		32,095,702	33,530,352

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		$26,031,843	$26,192,345
Freddie Mac REMICS, Series 4161, Class BA
2.50%	12/15/41		38,943,770	39,258,763
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/43	[8]	45,941,540	37,433,640
Freddie Mac Strips, Series 319, Class F2
1.41%	11/15/43	[3]	8,939,715	8,965,069
Ginnie Mae I Pool 782817
4.50%	11/15/39		28,317,234	30,346,315
Ginnie Mae II Pool (TBA)
3.00%	04/20/43		406,365,000	409,952,443
3.50%	04/20/43		452,895,000	469,595,503
4.00%	04/20/45		630,280,000	665,733,269
Ginnie Mae II Pool 2631
7.00%	08/20/28		2,955	3,421
Ginnie Mae II Pool 80968
2.13%	07/20/34	[3]	22,602	23,242
Ginnie Mae II Pool 81267
2.00%	03/20/35	[3]	46,865	48,592
Ginnie Mae II Pool 81432
2.13%	08/20/35	[3]	41,192	42,712
Ginnie Mae II Pool 81497
2.25%	10/20/35	[3]	37,647	39,134
Ginnie Mae II Pool 8631
2.13%	05/20/25	[3]	7,130	7,340
Ginnie Mae II Pool 8644
2.50%	06/20/25	[3]	12,031	12,409
Ginnie Mae II Pool MA3521
3.50%	03/20/46		122,509,800	127,156,558
Ginnie Mae II Pool MA3597
3.50%	04/20/46		305,036,790	316,602,586
Ginnie Mae II Pool MA3663
3.50%	05/20/46		293,297,115	304,421,782
Ginnie Mae II Pool MA3736
3.50%	06/20/46		207,902,419	215,788,093
Ginnie Mae II Pool MA3937
3.50%	09/20/46		68,876,135	71,487,647
Ginnie Mae II Pool MA4003
3.00%	10/20/46		33,366,053	33,688,592
Ginnie Mae II Pool MA4069
3.50%	11/20/46		214,410,210	222,539,803
Ginnie Mae II Pool MA4126
3.00%	11/20/46		544,510,505	549,774,120
Ginnie Mae II Pool MA4127
3.50%	12/20/46		218,327,817	226,605,950

See accompanying notes to Schedule of Portfolio Investments.

123 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2000-22, Class SG (IO)
9.87%	05/16/30	[3]	$47,019	$3,342
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		12,466,802	13,561,851
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		54,289	55,821
Ginnie Mae, Series 2007-35, Class PY (IO)
5.82%	06/16/37	[3]	21,832,902	4,164,104
Ginnie Mae, Series 2009-106, Class SD (IO)
5.27%	03/20/36	[3]	18,751,725	2,556,170
Ginnie Mae, Series 2009-106, Class XI (IO)
5.82%	05/20/37	[3]	47,582,697	8,420,914
Ginnie Mae, Series 2009-124, Class SC (IO)
5.50%	12/20/39	[3]	7,883,645	1,412,687
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		21,759	22,424
Ginnie Mae, Series 2009-66, Class XS (IO)
5.87%	07/16/39	[3]	93,680	13,588
Ginnie Mae, Series 2009-8, Class PS (IO)
5.37%	08/16/38	[3]	156,585	19,120
Ginnie Mae, Series 2010-4, Class SL (IO)
5.47%	01/16/40	[3]	100,074	17,808
Ginnie Mae, Series 2010-4, Class SM (IO)
4.87%	01/16/40	[3]	18,195,197	2,659,074
Ginnie Mae, Series 2010-6, Class BS (IO)
5.57%	09/16/39	[3]	6,141,492	549,243
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		220,883	50,331
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	50,119,719
NCUA Guaranteed Notes, Series 2010-R1, Class A1
1.43%	10/07/20	[3]	17,913,320	17,936,868
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
1.32%	12/08/20	[3]	9,922,078	9,971,882
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
1.34%	12/08/20	[3]	26,919,112	27,062,069
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.38%	03/09/21	[3]	2,372,430	2,368,066

				23,197,931,829

Total Mortgage-Backed
(Cost $30,022,851,947)				30,138,160,286

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 0.89%*
California — 0.20%
Bay Area Toll Authority, Build America Bonds
6.26%	04/01/49		$2,275,000	$3,107,377
California Health Facilities Financing Authority, Saint Joseph Health, Series A
4.00%	10/01/36		3,500,000	3,574,935
Los Angeles Department of Power, Electric Light and Power Improvements, Series C
5.52%	07/01/27		20,125,000	24,008,119
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	432,107
San Diego County Water Authority, Build America Bonds
6.14%	05/01/49		7,900,000	10,323,246
State of California, Build America Bonds
6.65%	03/01/22		4,245,000	5,017,972
7.95%	03/01/36		7,350,000	8,485,501
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,508,075
State of California, Taxable, Various Purpose
6.20%	03/01/19		10,680,000	11,630,734
University of California, Taxable Revenue Bonds, Series AP
3.93%	05/15/45		57,230,000	57,112,679
University of California, Floating Rate Notes, Series Y, Class 1
1.48%	07/01/41	[3]	12,485,000	12,485,000
University of California, Floating Rate Notes, Series Y, Class 2
1.48%	07/01/41	[3]	15,000,000	15,000,750

				156,686,495

Illinois — 0.00%
State of Illinois, Build America Bonds
6.63%	02/01/35		4,120,000	4,236,184
State of Illinois, Taxable Pension Bonds
5.10%	06/01/33		591,000	539,831

				4,776,015

Massachusetts — 0.08%
Commonwealth of Massachusetts, Series E
3.00%	04/01/41		24,000,000	21,395,520
Commonwealth of Massachusetts, Series G
3.00%	09/01/46		46,140,000	40,225,775

				61,621,295

New York — 0.57%
City of New York, Build America Bonds
4.77%	10/01/23		4,420,000	4,968,478
5.05%	10/01/24		13,820,000	15,682,383

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 124

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
5.21%	10/01/31	$6,420,000	$7,447,457
5.52%	10/01/37	6,075,000	7,367,699
5.82%	10/01/31	220,000	244,284
5.99%	12/01/36	14,055,000	17,329,253
City of New York, Build America Bonds, Series F1
6.27%	12/01/37	9,655,000	12,652,395
6.65%	12/01/31	46,470,000	53,246,720
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20	35,000	36,657
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42	3,555,000	3,997,562
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.51%	08/01/37	25,000,000	30,333,750
5.57%	11/01/38	41,825,000	50,865,892
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds
5.01%	08/01/27	5,225,000	5,976,721
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, Series G-3
5.27%	05/01/27	8,050,000	9,259,915
New York City Water & Sewer System, Water Utility Improvements, Series AA
3.00%	06/15/46	6,810,000	5,865,453
New York City Water and Sewer Authority, Build America, Taxable Bonds
5.44%	06/15/43	49,625,000	61,396,050
5.88%	06/15/44	29,220,000	38,089,439
New York City Water and Sewer Authority, Build America, Taxable Bonds, Series SE
6.01%	06/15/42	3,945,000	5,207,282
New York State Dormitory Authority, Taxable, Build America Bonds
5.43%	03/15/39	28,100,000	33,281,359
New York State Dormitory Authority, Build America Bonds
5.29%	03/15/33	44,990,000	52,886,195
5.50%	03/15/30	11,740,000	13,814,223
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22	15,870,000	16,369,429

			446,318,596

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Wisconsin — 0.04%
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group
4.00%	11/15/34		$5,335,000	$5,457,652
4.00%	11/15/35		17,580,000	17,915,954
4.00%	11/15/39		8,000,000	8,091,200

				31,464,806
Total Municipal Bonds
(Cost $696,852,641)				700,867,207
U.S. TREASURY SECURITIES — 25.01%
U.S. Treasury Bonds — 6.54%
U.S. Treasury Bonds
3.00%	11/15/44		150,325,000	149,702,256
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.38%	07/15/25	[9]	573,757,382	575,219,344
0.75%	02/15/45	[9]	309,665,903	295,048,979
0.88%	02/15/47	[9]	209,767,023	206,805,333
U.S. Treasury Bonds (WI)
2.88%	11/15/46		2,494,655,000	2,420,985,343
3.00%	02/15/47		1,501,825,000	1,496,750,333

				5,144,511,588
U.S. Treasury Notes — 18.47%
U.S. Treasury Notes
0.75%	10/31/17		671,241,000	670,572,377
1.00%	12/31/17		154,801,000	154,782,529
1.13%	02/28/19		254,840,000	254,292,604
1.50%	01/31/22		602,890,000	591,089,019
1.63%	08/15/22		300,000,000	293,906,400
1.88%	01/31/22		3,991,178,000	3,982,904,887
1.88%	02/28/22		3,232,205,000	3,226,015,974
1.88%	03/31/22		129,890,000	129,567,873
1.88%	05/31/22		95,560,000	95,123,291
2.00%	12/31/21		2,015,200,000	2,023,190,268
2.00%	11/15/26		180,000,000	173,910,960
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	04/15/21	[9]	104,622,927	105,770,327
0.13%	07/15/26	[9]	186,408,560	181,813,880
U.S. Treasury Notes (WI)
2.25%	02/15/27		2,684,845,000	2,650,916,614

				14,533,857,003
Total U.S. Treasury Securities
(Cost $19,657,272,029)				19,678,368,591

Total Bonds – 97.61%
(Cost $76,624,970,151)				76,812,772,128

See accompanying notes to Schedule of Portfolio Investments.

125 / Annual Report March 2017

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Shares	Value
COMMON STOCK — 0.00%
Energy — 0.00%
Arch Coal, Inc.	6,677	$460,312

Total Common Stock
(Cost $459,111)

Issues	Contracts	Value
PUT OPTIONS PURCHASED — 0.01%
Put Options Purchased — 0.01%
IMM Eurodollar 1 Year MIDCV Future Options, Put, Strike $98.38, Expires 06/16/17	10,000	4,937,500

Total Put Options Purchased
(Cost $6,486,362)		4,937,500

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.12%

Commercial Paper — 0.15%
Anheuser-Busch InBev SA (Netherlands)
1.26%[10]	07/10/17	[2,4]	$50,000,000	49,829,150
Kraft Heinz Foods Co.
1.60%[10]	06/30/17		66,836,000	66,860,061

				116,689,211

Foreign Government Obligations — 4.77%
Japan Treasury Discount Bill, Series 657 (Japan)
0.00%[10]	04/17/17	[2]	35,710,000,000	320,491,081
Japan Treasury Discount Bill, Series 660 (Japan)
0.00%[10]	05/01/17	[2]	110,380,000,000	990,746,432
Japan Treasury Discount Bill, Series 662 (Japan)
0.00%[10]	08/10/17	[2]	50,000,000,000	449,036,166
Japan Treasury Discount Bill, Series 665 (Japan)
0.00%[10]	05/22/17	[2]	27,240,000,000	244,518,786
Japan Treasury Discount Bill, Series 671 (Japan)
0.00%[10]	06/19/17	[2]	95,310,000,000	855,682,454
Japan Treasury Discount Bill, Series 672 (Japan)
0.00%[10]	06/26/17	[2]	99,190,000,000	890,551,374

				3,751,026,293

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds — 0.63%
Dreyfus Government Cash Management Fund
0.66%[11]			$438,414,000	$438,414,000
Fidelity Investments Money Market Funds - Government Portfolio
0.56%[11,12]			58,969,020	58,969,020

				497,383,020

U.S. Agency Discount Notes — 0.95%
Federal Home Loan Bank
0.40%[10]	04/04/17		271,880,000	271,874,834
0.46%[10]	04/07/17		177,700,000	177,686,495
0.74%[10]	05/16/17		300,000,000	299,742,000

				749,303,329

U.S. Treasury Bills — 1.62%
U.S. Treasury Bills
0.42%[10]	04/06/17	[13]	63,309,000	63,306,088
0.49%[10]	05/04/17		550,000	549,676
0.62%[10]	04/13/17		400,000,000	399,920,800
0.63%[10]	04/20/17		400,000,000	399,863,600
0.68%[10]	04/27/17		413,385,000	413,185,335

				1,276,825,499

Total Short-Term Investments
(Cost $6,335,572,080)				6,391,227,352

Total Investments – 105.74%
(Cost $82,967,487,704)[1]				83,209,397,292

Liabilities in Excess of Other
Assets – (5.74)%				(4,516,320,638)

Net Assets – 100.00%				$78,693,076,654

Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 04/17/17 at 111.35 Counterparty: JPMorgan Securities LLC
USD $314,019,645	JPY 35,710,000,000	$(6,672,401)
Forward currency contract to sell Japanese Yen on 05/01/17 at 111.29 Counterparty: Citigroup Global Markets, Inc.
USD $965,759,203	JPY 110,380,000,000	(26,061,806)
Forward currency contract to sell Japanese Yen on 05/22/17 at 111.21 Counterparty: Bank of America
USD $238,711,796	JPY 27,240,000,000	(6,227,292)
Forward currency contract to sell Japanese Yen on 06/19/17 at 111.08 Counterparty: Bank of America

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 126

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
USD $844,347,983	JPY 95,310,000,000	$(13,700,135)
Forward currency contract to sell Japanese Yen on 06/26/17 at 111.04 Counterparty: Citigroup Global Markets, Inc.
USD $902,331,013	JPY 99,190,000,000	9,056,661
Forward currency contract to sell Japanese Yen on 08/10/17 at 110.81 Counterparty: Bank of America
USD $439,955,725	JPY 50,000,000,000	(11,280,346)
Net unrealized (depreciation)		$(54,885,319)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
26,336	U.S. Treasury Two Year Note, Expiration June 2017	$7,850,509
43,148	U.S. Treasury Five Year Note, Expiration June 2017	9,375,529
	Net unrealized appreciation	$17,226,038

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
4,830	U.S. Treasury Ten Year Note Expiration June 2017	$92,309
	Net unrealized appreciation	$92,309

Issues	Contracts	Premiums (Received)	Value
PUT OPTIONS WRITTEN
IMM Eurodollar 1 Year MIDCV Future Options, Put, Strike $98.00, Expires
06/16/17	(20,000)	$(4,196,000)	$(1,250,000)

Total Put Options Written		$(4,196,000)	$(1,250,000)

Notes:

[1]	Cost for federal income tax purposes is $83,023,618,545 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$847,062,187
Gross unrealized (depreciation)	(661,283,440)

Net unrealized appreciation	$185,778,747

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $130,466,941, which is 0.17% of total net assets.

[6]	Non-income producing security.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2017.

[9]	Inflation protected security. Principal amount reflects original security face amount.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2017.

[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $58,969,020.

[13]	Securities, or a portion thereof, pledged as collateral for futures, put options purchased and put options written. The total market value of collateral pledged is $53,497,337.

†	Fair valued security. The aggregate value of fair valued securities is $27,367,110, which is 0.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

127 / Annual Report March 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.99%
ASSET-BACKED SECURITIES — 3.47%**
Navient Student Loan Trust, Series 2014-8, Class A2
1.42%	04/25/23	[2]	$639,194	$640,044
Navient Student Loan Trust, Series 2016-2, Class A1
1.73%	06/25/65	[2,3]	226,732	227,480
Nelnet Student Loan Trust, Series 2012-5A, Class A
1.58%	10/27/36	[2,3]	157,880	157,131
SLM Student Loan Trust I, Series 2003-10A, Class A3
1.60%	12/15/27	[2,3]	659,466	658,614
SLM Student Loan Trust I, Series 2003-14, Class A5
1.27%	01/25/23	[2]	235,013	235,046
SLM Student Loan Trust, Series 2003-12, Class A5
1.41%	09/15/22	[2,3]	83,849	83,830
SLM Student Loan Trust, Series 2004-10, Class A6A
1.59%	04/27/26	[2,3]	701,686	704,221
SLM Student Loan Trust, Series 2004-3, Class A5
1.21%	07/25/23	[2]	725,908	725,627
SLM Student Loan Trust, Series 2006-4, Class A5
1.14%	10/27/25	[2]	97,810	97,791
SLM Student Loan Trust, Series 2007-6, Class A4
1.42%	10/25/24	[2]	691,183	688,918
SLM Student Loan Trust, Series 2012-6, Class A2
1.26%	09/25/19	[2]	13,273	13,273
SLM Student Loan Trust, Series 2013-4, Class A
1.53%	06/25/27	[2]	217,386	213,154
SLM Student Loan Trust, Series 2014-1, Class A2
1.36%	07/26/21	[2]	309,214	309,275

Total Asset-Backed Securities (Cost $4,755,338)				4,754,404

CORPORATES — 26.16%*
Banking — 3.43%
American Express Centurion Bank, Series BKN1 (MTN)
6.00%	09/13/17		500,000	509,964
Bank of America Corp. (MTN)
6.88%	04/25/18		450,000	473,711
Bank of America N.A. (BKNT)
1.43%	06/15/17	[2]	750,000	750,141

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank
2.00%	02/21/18		$375,000	$375,458
National City Bank (BKNT)
1.47%	06/07/17	[2]	700,000	700,324
UBS AG/Stamford CT (Switzerland)
1.61%	06/01/17	[2,4]	550,000	550,404
Wachovia Corp. (MTN)
5.75%	02/01/18		1,300,000	1,344,527

				4,704,529

Communications — 0.78%
AT&T, Inc.
5.50%	02/01/18		825,000	850,807
Qwest Corp.
6.50%	06/01/17		140,000	141,051
T-Mobile USA, Inc.
6.63%	04/28/21		80,000	82,880

				1,074,738

Consumer Discretionary — 0.50%
Altria Group, Inc.
9.70%	11/10/18		325,000	364,760
Beam Suntory, Inc.
1.75%	06/15/18		325,000	324,957

				689,717

Consumer Products — 0.44%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[3,4]	600,000	600,415

Electric — 1.82%
Cleveland Electric Illuminating Co., Series D (The)
7.88%	11/01/17		400,000	413,995
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		200,000	208,823
Exelon Corp.
1.55%	06/09/17		700,000	699,953
Interstate Power & Light Co.
5.88%	09/15/18		350,000	369,165
Southern Co. (The)
1.30%	08/15/17		800,000	799,006

				2,490,942

Environmental Control — 0.53%
Republic Services, Inc.
3.80%	05/15/18		705,000	720,402

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 128

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 5.72%
American Express Co.
7.00%	03/19/18		$500,000	$525,307
Bear Stearns Cos. LLC (The)
7.25%	02/01/18		1,400,000	1,463,350
Citigroup, Inc.
1.55%	08/14/17		700,000	699,939
1.80%	02/05/18		350,000	350,252
6.13%	11/21/17		365,000	375,007
Ford Motor Credit Co. LLC
1.72%	12/06/17		400,000	400,190
General Motors Financial Co., Inc.
3.00%	09/25/17		650,000	654,146
Goldman Sachs Group, Inc. (The)
5.95%	01/18/18		675,000	697,189
6.15%	04/01/18		650,000	677,321
Morgan Stanley
1.89%	01/05/18	[2]	400,000	401,392
Morgan Stanley (GMTN)
6.63%	04/01/18		800,000	837,548
Protective Life Global Funding
1.66%	06/08/18	[2,3]	750,000	751,136

				7,832,777

Health Care — 2.81%
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[4]	600,000	602,755
Aetna, Inc.
1.75%	05/15/17		650,000	650,073
Anthem, Inc.
1.88%	01/15/18		700,000	700,768
5.88%	06/15/17		500,000	504,387
Bayer U.S. Finance LLC
1.50%	10/06/17	[3]	350,000	349,736
Express Scripts Holding Co.
1.25%	06/02/17		500,000	499,828
Fresenius Medical Care U.S. Finance, Inc.
6.88%	07/15/17		140,000	142,275
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[4]	400,000	397,741

				3,847,563

Industrials — 1.34%
Metropolitan Life Global Funding I
1.35%	09/14/18	[3]	575,000	571,964
Temple-Inland, Inc.
6.63%	01/15/18		400,000	414,774

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
United Technologies Corp. (STEP)
1.78%	05/04/18		$850,000	$849,986

				1,836,724

Information Technology — 0.32%
Apple, Inc.
1.70%	02/22/19		435,000	436,836

Insurance — 0.36%
New York Life Global Funding
1.55%	11/02/18	[3]	500,000	499,485

Real Estate Investment Trust (REIT) — 7.88%
American Tower Corp.
4.50%	01/15/18		375,000	383,075
Boston Properties LP
3.70%	11/15/18		750,000	769,066
Camden Property Trust
5.70%	05/15/17		700,000	703,328
DDR Corp. (MTN)
7.50%	07/15/18		400,000	425,699
Duke Realty LP
6.50%	01/15/18		800,000	829,606
HCP, Inc.
3.75%	02/01/19		700,000	718,169
Kimco Realty Corp. (MTN)
4.30%	02/01/18		750,000	761,350
National Retail Properties, Inc.
6.88%	10/15/17		650,000	666,551
Post Apartment Homes LP
4.75%	10/15/17		750,000	756,334
Prologis LP
4.00%	01/15/18		600,000	607,205
Realty Income Corp.
2.00%	01/31/18		650,000	651,238
UDR, Inc. (MTN)
4.25%	06/01/18		500,000	513,819
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		865,000	866,433
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	1,250,000	1,250,354
Welltower, Inc.
2.25%	03/15/18		750,000	753,450
4.70%	09/15/17		130,000	131,721

				10,787,398

See accompanying notes to Schedule of Portfolio Investments.

129 / Annual Report March 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.23%
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20		$283,442	$308,952

Total Corporates (Cost $35,845,340)				35,830,478

MORTGAGE-BACKED — 42.68%**
Commercial Mortgage-Backed — 4.37%
Commercial Mortgage Trust, Series 2013-LC13, Class A2
3.01%	08/10/46		700,000	712,447
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	35,704	35,683
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1
3.53%	07/10/44	[3]	530,862	544,943
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	81,230	80,912
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A4
5.83%	02/12/49	[2]	61,986	62,075
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4
5.84%	06/15/49	[2]	378,571	378,702
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	955,241	975,812
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[3]	922,722	943,792
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[2]	419,790	420,819
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A
5.84%	06/12/50	[2]	519,708	521,979
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4
5.49%	03/12/51	[2]	43,412	43,359
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.76%	06/15/49	[2]	365,901	365,523
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A
5.61%	05/15/46	[2]	676,829	682,231

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3
5.68%	05/15/46		$211,950	$212,950

				5,981,227

Non-Agency Mortgage-Backed — 3.91%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
5.61%	06/25/32		28,931	27,636
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.50%	05/25/35	[2]	324,662	310,141
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		7,163	7,607
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.86%	02/25/33	[2]	2,073	2,048
BCAP LLC Trust, Series 2007-AA1, Class 1A2
1.14%	02/25/47	[2]	98,248	97,631
Centex Home Equity Loan Trust, Series 2005-D, Class M1
1.41%	10/25/35	[2]	46,642	46,774
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.20%	02/25/34	[2]	90,716	89,361
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
1.16%	03/25/37	[2]	58,003	57,999
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		105,428	110,435
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
3.33%	11/25/32	[2]	131,173	126,347
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
1.35%	07/19/44	[2]	233,044	226,991
Fremont Home Loan Trust, Series 2005-C, Class M1
1.46%	07/25/35	[2]	156,675	156,955
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.47%	06/25/28		19	18
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.26%	07/25/34		11,918	12,402
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.98%	11/20/36	[2]	213,420	213,575

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 130

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.76%	12/25/34	[2]	$548,365	$455,393
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
3.58%	10/25/34	[2]	297,159	286,639
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	17,150	17,347
JPMorgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M3
1.76%	07/25/35	[2]	434,284	432,669
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
3.47%	04/25/35	[2]	263,339	264,482
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.62%	01/25/34	[2]	12,799	13,022
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
3.28%	10/25/34	[2]	425,421	419,751
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[2]	6,086	4,925
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
3.13%	10/25/32	[2]	54,409	54,780
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4
1.13%	07/25/36	[2]	493,128	483,970
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
3.36%	12/25/32	[2]	184,896	183,646
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
1.28%	12/25/35	[2]	480,595	474,681
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	10,717
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		69,203	70,316
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.21%	12/25/34	[2]	172,003	171,771
Residential Asset Securities Trust, Series 2005-KS12, Class A3
1.30%	01/25/36	[2]	57,241	57,193
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
3.18%	10/25/31	[2]	30,940	30,930

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	$2,913,324	$40,431
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,5]	1,243	78
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
2.04%	06/25/42	[2]	51,411	49,746
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.90%	06/25/33	[2]	134,846	134,582
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
1.48%	06/25/35	[2]	257,044	211,612

				5,354,601

U.S. Agency Mortgage-Backed — 34.40%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
1.11%	04/25/20	[2]	613,954	612,714
Fannie Mae Pool 111643
2.69%	09/01/20	[2]	3,635	3,651
Fannie Mae Pool 254548
5.50%	12/01/32		187,737	210,307
Fannie Mae Pool 467572
3.80%	04/01/18		1,087,162	1,101,439
Fannie Mae Pool 468769
3.42%	09/01/18		1,088,603	1,109,044
Fannie Mae Pool 523829
8.00%	11/01/19		33,278	34,687
Fannie Mae Pool 555098
3.11%	11/01/32	[2]	23,683	25,103
Fannie Mae Pool 555424
5.50%	05/01/33		123,131	137,257
Fannie Mae Pool 567002
8.00%	05/01/23		33,997	37,428
Fannie Mae Pool 648860
6.50%	05/01/17		2,834	2,835
Fannie Mae Pool 655133
7.00%	08/01/32		23,727	26,517
Fannie Mae Pool 655151
7.00%	08/01/32		15,959	16,980
Fannie Mae Pool 762525
6.50%	11/01/33		29,054	31,998
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	247,230	255,074
Fannie Mae Pool 893489
2.87%	09/01/36	[2]	32,067	33,587

See accompanying notes to Schedule of Portfolio Investments.

131 / Annual Report March 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0538
6.00%	05/01/24		$100,632	$109,115
Fannie Mae Pool AE0443
6.50%	10/01/39		151,723	169,404
Fannie Mae Pool AL0851
6.00%	10/01/40		130,919	148,575
Fannie Mae REMICS, Series 1988-12, Class A
4.59%	02/25/18	[2]	774	780
Fannie Mae REMICS, Series 1993-80, Class S
9.68%	05/25/23	[2]	1,616	1,800
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[2]	2,149	2,616
Fannie Mae REMICS, Series 2001-60, Class OF
1.93%	10/25/31	[2]	171,421	174,636
Fannie Mae REMICS, Series 2002-30, Class FB
1.98%	08/25/31	[2]	225,435	229,419
Fannie Mae REMICS, Series 2003-117, Class XF
1.33%	08/25/33	[2]	113,654	112,747
Fannie Mae REMICS, Series 2003-124, Class TS
9.80%	01/25/34	[2]	25,618	29,240
Fannie Mae REMICS, Series 2003-134, Class FC
1.58%	12/25/32	[2]	712,531	719,737
Fannie Mae REMICS, Series 2003-29, Class F
1.48%	12/25/32	[2]	221,523	221,862
Fannie Mae REMICS, Series 2003-64, Class KS
8.38%	07/25/18	[2]	24,953	25,533
Fannie Mae REMICS, Series 2004-38, Class FT
1.41%	10/25/33	[2]	324,203	324,689
Fannie Mae REMICS, Series 2004-60, Class FW
1.43%	04/25/34	[2]	677,502	678,879
Fannie Mae REMICS, Series 2004-79, Class F
1.28%	08/25/32	[2]	151,843	151,893
Fannie Mae REMICS, Series 2004-96, Class MT
7.00%	12/25/34	[2]	10,049	10,927
Fannie Mae REMICS, Series 2005-114, Class PF
1.36%	08/25/35	[2]	1,068,360	1,069,303

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2005-57, Class EG
1.28%	03/25/35	[2]	$395,561	$395,337
Fannie Mae REMICS, Series 2006-56, Class FD
1.23%	07/25/36	[2]	351,783	351,653
Fannie Mae REMICS, Series 2006-84, Class WF
1.28%	02/25/36	[2]	172,399	172,409
Fannie Mae REMICS, Series 2007-68, Class SC (IO)
5.72%	07/25/37	[2]	205,400	35,683
Fannie Mae REMICS, Series 2008-47, Class PF
1.48%	06/25/38	[2]	74,964	75,072
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		77,875	82,620
Fannie Mae REMICS, Series 2009-33, Class FB
1.80%	03/25/37	[2]	222,289	227,103
Fannie Mae REMICS, Series 2010-109, Class PF
1.38%	10/25/40	[2]	128,214	128,537
Fannie Mae REMICS, Series 2010-119, Class FK
1.48%	04/25/40	[2]	85,554	85,615
Fannie Mae REMICS, Series 2010-26, Class S (IO)
5.25%	11/25/36	[2]	698,975	121,559
Fannie Mae REMICS, Series 2010-35, Class FL
1.43%	07/25/38	[2]	380,061	380,468
Fannie Mae REMICS, Series 2011-124, Class DF
1.43%	08/25/40	[2]	848,183	851,044
Fannie Mae REMICS, Series 2011-71, Class FB
1.48%	05/25/37	[2]	308,098	308,903
Fannie Mae REMICS, Series 2011-8, Class PF
1.48%	01/25/40	[2]	215,294	216,090
Fannie Mae REMICS, Series 2012-19, Class FP
1.48%	12/25/39	[2]	1,011,664	1,029,735
Fannie Mae REMICS, Series 2012-33, Class F
1.50%	04/25/42	[2]	952,440	960,531
Fannie Mae REMICS, Series 2013-75, Class FC
1.23%	07/25/42	[2]	926,393	923,696

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 132

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS. Series 2004-92, Class FD
1.33%	05/25/34	[2]	$906,145	$907,612
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		513,292	512,734
Fannie Mae-Aces, Series 2014-M12, Class FA
1.00%	10/25/21	[2]	247,082	246,278
Freddie Mac Gold Pool C90237
6.50%	11/01/18		9,220	9,480
Freddie Mac Gold Pool C90474
7.00%	08/01/21		25,671	27,232
Freddie Mac Gold Pool D93410
6.50%	04/01/19		9,718	10,061
Freddie Mac Gold Pool G13107
5.50%	07/01/20		71,589	72,235
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		448,442	458,787
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		455,915	459,534
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
1.33%	09/25/21	[2]	631,744	632,779
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
1.36%	08/25/23	[2]	715,713	717,979
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		855,000	899,901
Freddie Mac Non Gold Pool 775554
2.40%	10/01/18	[2]	358	359
Freddie Mac Non Gold Pool 865369
2.78%	06/01/22	[2]	30	30
Freddie Mac REMICS, Series 1526, Class L
6.50%	06/15/23		3,756	4,104
Freddie Mac REMICS, Series 2368, Class AF
1.86%	10/15/31	[2]	82,606	83,943
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		2,623	138

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2733, Class FB
1.51%	10/15/33	[2]	$984,303	$993,913
Freddie Mac REMICS, Series 2763, Class FC
1.26%	04/15/32	[2]	572,506	573,003
Freddie Mac REMICS, Series 2945, Class LD
4.00%	02/15/35		19,683	20,006
Freddie Mac REMICS, Series 2990, Class DE
1.29%	11/15/34	[2]	835,260	839,063
Freddie Mac REMICS, Series 2990, Class LE
1.23%	10/15/34	[2]	600,806	601,042
Freddie Mac REMICS, Series 3001, Class HS
14.47%	02/15/35	[2]	4,512	4,613
Freddie Mac REMICS, Series 3066, Class PF
1.21%	04/15/35	[2]	1,160,272	1,161,008
Freddie Mac REMICS, Series 3085, Class FW
1.61%	08/15/35	[2]	809,546	824,569
Freddie Mac REMICS, Series 3139, Class FL
1.21%	01/15/36	[2]	1,178,045	1,178,132
Freddie Mac REMICS, Series 3172, Class FK
1.36%	08/15/33	[2]	617,622	618,522
Freddie Mac REMICS, Series 3196, Class FA
1.26%	04/15/32	[2]	839,655	840,329
Freddie Mac REMICS, Series 3300, Class FA
1.21%	08/15/35	[2]	753,416	751,287
Freddie Mac REMICS, Series 3325, Class NF
1.21%	08/15/35	[2]	151,350	150,923
Freddie Mac REMICS, Series 3346, Class FA
1.14%	02/15/19	[2]	130,967	131,050
Freddie Mac REMICS, Series 3652, Class PF
1.66%	07/15/32	[2]	77,239	77,703
Freddie Mac REMICS, Series 3767, Class JF
1.21%	02/15/39	[2]	803,215	804,155
Freddie Mac REMICS, Series 3780, Class LF
1.31%	03/15/29	[2]	443,717	443,702

See accompanying notes to Schedule of Portfolio Investments.

133 / Annual Report March 2017

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3792, Class DF
1.31%	11/15/40	[2]	$711,154	$712,228
Freddie Mac REMICS, Series 3806, Class DF
1.31%	08/15/25	[2]	333,856	336,759
Freddie Mac REMICS, Series 3828, Class TF
1.31%	04/15/29	[2]	205,096	205,611
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		572,136	580,849
Freddie Mac REMICS, Series 3845, Class FQ
1.16%	02/15/26	[2]	554,084	553,660
Freddie Mac REMICS, Series 3895, Class BF
1.41%	07/15/41	[2]	441,239	443,975
Freddie Mac REMICS, Series 3940, Class PF
1.26%	05/15/40	[2]	1,212,185	1,211,497
Freddie Mac REMICS, Series 3946, Class FG
1.26%	10/15/39	[2]	638,671	639,196
Freddie Mac REMICS, Series 4109, Class KF
1.31%	05/15/32	[2]	370,595	370,801
Freddie Mac Strips, Series 263, Class F5
1.41%	06/15/42	[2]	667,684	671,260
FREMF Multifamily Aggregation Risk Transfer Trust, Series 2017-KT01, Class A
1.09%	02/25/20	[2]	700,000	701,262
Ginnie Mae II Pool 80546
2.25%	10/20/31	[2]	15,701	16,297
Ginnie Mae II Pool 80610
2.13%	06/20/32	[2]	182,134	188,775
Ginnie Mae II Pool 80614
2.13%	07/20/32	[2]	24,004	24,902
Ginnie Mae II Pool 80687
2.13%	04/20/33	[2]	142,756	148,185
Ginnie Mae II Pool 8339
2.25%	12/20/23	[2]	25,450	26,105
Ginnie Mae II Pool 8684
2.13%	08/20/25	[2]	36,513	37,619
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	298,781	307,036
Ginnie Mae, Series 2001-22, Class FK
1.28%	05/16/31	[2]	1,046,316	1,047,685
Ginnie Mae, Series 2001-51, Class FA
1.43%	10/16/31	[2]	954,692	957,325

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2002-16, Class FV
1.33%	02/16/32	[2]	$1,128,475	$1,131,885
Ginnie Mae, Series 2002-20, Class FC
1.23%	03/16/32	[2]	339,480	339,772
Ginnie Mae, Series 2002-72, Class FB
1.38%	10/20/32	[2]	249,341	249,583
Ginnie Mae, Series 2002-72, Class FC
1.38%	10/20/32	[2]	237,808	238,038
Ginnie Mae, Series 2003-42, Class FA
1.33%	07/16/31	[2]	1,120,701	1,126,552
Ginnie Mae, Series 2004-2, Class FW
2.18%	01/16/34	[2]	488,703	511,610
Ginnie Mae, Series 2009-66, Class UF
1.93%	08/16/39	[2]	247,354	252,213
Ginnie Mae, Series 2009-92, Class FC
1.73%	10/16/39	[2]	242,420	245,677
Ginnie Mae, Series 2010-108, Class PF
1.38%	02/20/38	[2]	237,914	238,110
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	3,229,966	64,662
Ginnie Mae, Series 2011-80, Class BF
1.31%	06/20/36	[2]	1,004	1,004
Ginnie Mae, Series 2012-10, Class FP
1.28%	01/20/41	[2]	268,835	269,273
Ginnie Mae, Series 2012-13, Class KF
1.28%	07/20/38	[2]	640,141	640,717
NCUA Guaranteed Notes, Series 2010-R1, Class A1
1.43%	10/07/20	[2]	789,952	790,990
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
1.15%	11/06/17	[2]	882,264	882,953
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
1.32%	12/08/20	[2]	761,744	765,567
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.38%	03/09/21	[2]	543,196	542,196
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
1.16%	03/11/20	[2]	360,284	360,558
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
1.15%	03/06/20	[2]	71,055	71,071

				47,125,495

Total Mortgage-Backed (Cost $58,521,352)				58,461,323

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 134

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 18.68%
U.S. Treasury Notes — 18.68%
U.S. Treasury Notes
0.96%	10/31/17	[2]	$2,900,000	$2,903,196
1.06%	01/31/18	[2]	2,900,000	2,906,749
1.13%	02/28/19		10,835,000	10,811,726
1.25%	12/31/18		4,705,000	4,707,941
1.25%	03/31/19		4,265,000	4,264,582

Total U.S. Treasury Securities (Cost $25,565,393)				25,594,194

Total Bonds – 90.99%
(Cost $124,687,423)				124,640,399

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 9.39%
Commercial Paper — 0.35%
Kraft Heinz Foods Co.
1.60%[6]	06/30/17		480,000	480,173

Foreign Government Obligations — 4.78%
Japan Treasury Discount Bill, Series 657 (Japan)
0.00%[6]	04/17/17	[4]	100,000,000	897,483
Japan Treasury Discount Bill, Series 665 (Japan)
0.00%[6]	05/22/17	[4]	160,000,000	1,436,234
Japan Treasury Discount Bill, Series 671 (Japan)
0.00%[6]	06/19/17	[4]	150,000,000	1,346,683
Japan Treasury Discount Bill, Series 672 (Japan)
0.00%[6]	06/26/17	[4]	320,000,000	2,873,036

				6,553,436

Money Market Funds — 0.10%
Dreyfus Government Cash Management Fund
0.66%[7]			131,000	131,000

U.S. Agency Discount Notes — 1.10%
Federal Home Loan Bank
0.46%[6]	04/07/17		1,500,000	1,499,886

U.S. Treasury Bills — 3.06%
U.S. Treasury Bills
0.63%[6]	04/20/17		300,000	299,898
0.68%[6]	04/27/17		3,900,000	3,898,116

				4,198,014

Total Short-Term Investments (Cost $12,818,604)				12,862,509

Value
Total Investments – 100.38%
(Cost $137,506,027)[1]	$137,502,908

Liabilities in Excess of Other Assets – (0.38)%	(521,494)

Net Assets – 100.00%	$136,981,414

Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 04/17/17 at 111.35 Counterparty: JPMorgan Securities LLC
USD $ 879,361 $ JPY 100,000,000		$(18,685)
Forward currency contract to sell Japanese Yen on 05/22/17 at 111.21 Counterparty: Bank of America
USD $1,402,125 JPY 160,000,000		(36,577)
Forward currency contract to sell Japanese Yen on 06/19/17 at 111.08 Counterparty: Bank of America
USD $1,328,845 JPY 150,000,000		(21,562)
Forward currency contract to sell Japanese Yen on 06/26/17 at 111.04 Counterparty: Citigroup Global Markets, Inc.
USD $2,911,039 JPY 320,000,000		29,218

Net unrealized (depreciation)		$(47,606)

Notes:

[1]	Cost for federal income tax purposes is $137,512,540 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$488,586
Gross unrealized (depreciation)	(498,218)

Net unrealized (depreciation)	$(9,632)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2017.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $40,509, which is 0.03% of total net assets.
[6]	Represents annualized yield at date of purchase.
[7]	Represents the current yield as of March 31, 2017.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

135 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.91%
ASSET-BACKED SECURITIES — 16.00%**
321 Henderson Receivables VI LLC Series 2010-1A, Class B
9.31%	07/15/61	[2]	$490,357	$577,797
Access Group, Inc., Series 2015-1, Class A
1.68%	07/25/56	[2,3]	6,331,139	6,296,137
American Money Management Corp. CLO, Series 2015-17A, Class A1 (Cayman Islands)
2.64%	11/15/27	[2,3,4]	5,200,000	5,233,790
ARES XXIX CLO Ltd., Series 2014-1A, Class A1R (Cayman Islands)
2.22%	04/17/26	[2,3,4]	8,675,000	8,676,588
BA Credit Card Trust, Series 2015-A1, Class A
1.24%	06/15/20	[3]	790,000	791,644
Babson CLO, Inc., Series 2004-3A, Class AR (Cayman Islands)
2.30%	01/15/26	[2,3,4]	6,400,000	6,414,374
Babson CLO, Inc., Series 2044-1A, Class A1R (Cayman Islands)
2.18%	07/20/25	[2,3,4]	7,165,000	7,166,841
Ballyrock CLO LLC, Series 2014-1A, Class A1R (Cayman Islands)
0.00%	10/20/26	[2,3,4]	7,995,000	7,995,000
Bank of America Credit Card Trust, Series 2014-A2, Class A
1.18%	09/16/19	[3]	5,710,000	5,710,623
Bayview Commercial Asset Trust, Series 2004-3, Class A1
1.35%	01/25/35	[2,3]	1,006,623	972,865
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
1.28%	04/25/35	[2,3]	1,701,199	1,568,590
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
1.21%	12/25/36	[2,3]	1,382,205	1,240,246
BlueMountain CLO Ltd., Series 2015-1A, Class A1R (Cayman Islands)
2.35%	04/13/27	[2,3,4]	6,250,000	6,257,669
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
1.35%	06/25/26	[3]	139,042	137,276
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
1.16%	12/26/24	[3]	34,379	33,006
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.85%	02/25/30	[3]	94,559	94,436
Cedar Creek CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
2.13%	04/20/24	[2,3,4]	5,000,000	5,001,220
Chase Issuance Trust, Series 2012-A10, Class A10
1.17%	12/16/19	[3]	6,010,000	6,019,120

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Chase Issuance Trust, Series 2015-A1, Class A1
1.23%	02/18/20	[3]	$2,000,000	$2,004,833
Chase Issuance Trust, Series 2015-A3, Class A3
1.16%	04/15/19	[3]	430,000	430,017
CIT Education Loan Trust, Series 2007-1, Class A
1.24%	03/25/42	[2,3]	3,635,837	3,394,527
CIT Education Loan Trust, Series 2007-1, Class B
1.45%	06/25/42	[2,3]	3,356,376	2,993,392
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
2.13%	01/23/20	[3]	5,980,000	6,035,497
Citibank Credit Card Issuance Trust, Series 2013-A4, Class A4
1.40%	07/24/20	[3]	1,900,000	1,900,243
Dryden 41 Senior Loan Fund, Series 2015-41A, Class A (Cayman Islands)
2.52%	01/15/28	[2,3,4]	6,750,000	6,808,009
Dryden XXII Senior Loan Fund, Series 2013-30A, Class A (Cayman Islands)
2.29%	11/15/25	[2,3,4]	7,500,000	7,500,536
Eaton Vance CLO Ltd., Series 2014-1A, Class AR (Cayman Islands)
2.23%	07/15/26	[2,3,4]	8,000,000	8,006,856
Edsouth Indenture No. 3 LLC, Series 2012-2, Class A
1.71%	04/25/39	[2,3]	239,955	239,274
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
1.78%	04/26/32	[2,3]	3,465,000	3,376,768
Educational Funding of the South, Inc., Series 2012-1, Class A
2.03%	03/25/36	[3]	130,148	130,973
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
2.33%	03/25/36	[2,3]	6,400,000	6,492,484
Flagship CLO VIII Ltd., Series 2014-8A, Class AR (Cayman Islands)
2.09%	01/16/26	[2,3,4]	7,945,000	7,946,962
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.63%	08/27/46	[2,3]	2,897,293	2,610,176
GE Business Loan Trust, Series 2005-1A, Class A3
1.16%	06/15/33	[2,3]	2,772,910	2,567,316
GE Business Loan Trust, Series 2005-2A, Class A
1.15%	11/15/33	[2,3]	6,365,614	6,098,557
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	1,862,667	1,765,231

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 136

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust, Series 2006-1, Class B
1.50%	08/25/42	[3]	$590,046	$545,498
Higher Education Funding, Series 2014-1, Class A
2.10%	05/25/34	[2,3]	1,686,424	1,684,243
Honda Auto Receivables Owner Trust, Series 2015-4, Class A3
1.23%	09/23/19		7,400,000	7,379,453
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2
1.04%	04/18/19		6,215,000	6,201,376
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2
1.42%	07/22/19		2,005,000	2,005,321
Limerock CLO III Ltd., Series 2014-3A, Class A1R (Cayman Islands)
2.23%	10/20/26	[2,3,4]	8,000,000	8,001,592
Mill Creek II CLO Ltd., Series 2016-1A, Class A (Cayman Islands)
2.78%	04/20/28	[2,3,4]	5,750,000	5,851,171
National Collegiate Student Loan Trust, Series 2004-2, Class A4
1.29%	11/27/28	[3]	699,830	696,446
National Collegiate Student Loan Trust, Series 2006-4, Class A3
1.24%	02/26/29	[3]	5,235,145	5,179,439
National Collegiate Student Loan Trust, Series 2007-2, Class A2
1.11%	06/26/28	[3]	2,030,295	2,010,027
Navient Student Loan Trust, Series 2014-1, Class A4
1.73%	02/25/39	[3]	3,840,000	3,697,624
Navient Student Loan Trust, Series 2014-8, Class A3
1.58%	05/27/31	[3]	6,120,000	5,999,365
Navient Student Loan Trust, Series 2015-1, Class A2
1.58%	04/25/40	[3]	9,370,000	9,303,014
Navient Student Loan Trust, Series 2015-1, Class B
2.48%	07/25/52	[3]	5,000,000	4,890,025
Navient Student Loan Trust, Series 2015-2, Class A1
1.26%	11/25/24	[3]	2,228,574	2,229,284
Navient Student Loan Trust, Series 2016-2, Class A3
2.48%	06/25/65	[2,3]	11,200,000	11,518,546
Navient Student Loan Trust, Series 2017-1A, Class A3
1.92%	07/26/66	[2,3]	16,200,000	16,229,525
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.75%	02/25/36	[2,3]	150,000	137,521

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B2
1.75%	02/25/36	[2,3]	$825,000	$756,406
Nelnet Student Loan Trust, Series 2006-2, Class B
1.24%	01/25/38	[3]	4,760,836	4,110,572
Nelnet Student Loan Trust, Series 2007-1, Class A3
0.99%	05/27/25	[3]	2,700,000	2,646,861
Nelnet Student Loan Trust, Series 2012-5A, Class A
1.58%	10/27/36	[2,3]	176,935	176,096
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.93%	11/25/43	[2,3]	1,865,000	1,828,238
Nelnet Student Loan Trust, Series 2015-1A, Class A
1.57%	04/25/41	[2,3]	7,142,564	6,988,346
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.88%	06/25/49	[2,3]	11,000,000	10,508,151
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18		2,166,760	2,165,060
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A2A
1.07%	05/15/19		6,055,000	6,045,215
Nissan Auto Receivables Owner Trust, Series 2017-A, Class A2A
1.47%	01/15/20		2,745,000	2,745,898
Northstar Education Finance, Inc., Series 2007-1, Class A2
1.79%	01/29/46	[3]	135,000	130,591
PHEAA Student Loan Trust, Series 2013-3A, Class A
1.73%	11/25/42	[2,3]	5,359,380	5,293,968
Scholar Funding Trust, Series 2011-A, Class A
1.94%	10/28/43	[2,3]	150,603	149,475
Scholar Funding Trust, Series 2012-B, Class A2
2.08%	03/28/46	[2,3]	150,000	149,027
SLC Student Loan Trust I, Series 2002-2, Class B2
2.37%	07/01/42	[2,3]	200,000	172,846
SLC Student Loan Trust I, Series 2005-3, Class A4
1.28%	12/15/39	[3]	13,800,000	12,760,296
SLC Student Loan Trust, Series 2004-1, Class B
1.33%	08/15/31	[3]	759,188	667,667
SLC Student Loan Trust, Series 2005-2, Class A4
1.29%	12/15/39	[3]	12,000,000	11,238,202

See accompanying notes to Schedule of Portfolio Investments.

137 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2005-2, Class B
1.41%	03/15/40	[3]	$645,626	$585,798
SLC Student Loan Trust, Series 2005-3, Class B
1.38%	06/15/40	[3]	3,261,289	2,925,903
SLC Student Loan Trust, Series 2006-1, Class A6
1.29%	12/15/38	[3]	13,120,000	11,985,805
SLC Student Loan Trust, Series 2006-1, Class B
1.34%	03/15/39	[3]	2,965,563	2,687,920
SLC Student Loan Trust, Series 2006-2, Class A5
1.23%	09/15/26	[3]	162,527	161,912
SLC Student Loan Trust, Series 2006-2, Class B
1.36%	12/15/39	[3]	863,050	756,169
SLC Student Loan Trust, Series 2007-1, Class A4
1.10%	05/15/29	[3]	14,753,033	14,558,501
SLC Student Loan Trust, Series 2008-1, Class A4A
2.73%	12/15/32	[3]	4,951,371	5,115,452
SLM Student Loan Trust I, Series 2003-10A, Class A3
1.60%	12/15/27	[2,3]	15,862,840	15,842,345
SLM Student Loan Trust I, Series 2003-12, Class B
1.72%	03/15/38	[3]	6,678,085	5,997,486
SLM Student Loan Trust I, Series 2014-2, Class A3
1.57%	03/25/55	[3]	15,000,000	14,932,289
SLM Student Loan Trust, Series 2003-11, Class A6
1.88%	12/15/25	[2,3]	250,000	250,314
SLM Student Loan Trust, Series 2003-4, Class A5D
1.88%	03/15/33	[2,3]	3,247,026	3,191,946
SLM Student Loan Trust, Series 2003-7, Class B
1.70%	09/15/39	[3]	4,744,056	4,286,904
SLM Student Loan Trust, Series 2004-10, Class A6A
1.59%	04/27/26	[2,3]	9,750,707	9,785,926
SLM Student Loan Trust, Series 2004-10, Class B
1.41%	01/25/40	[3]	5,264,473	4,694,975
SLM Student Loan Trust, Series 2004-2, Class B
1.51%	07/25/39	[3]	801,990	733,969
SLM Student Loan Trust, Series 2004-5A, Class A5
1.64%	10/25/23	[2,3]	583,045	583,892

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-8A, Class A5
1.54%	04/25/24	[2,3]	$749,610	$752,388
SLM Student Loan Trust, Series 2005-10, Class A4
1.15%	10/25/19	[3]	203,791	203,742
SLM Student Loan Trust, Series 2005-4, Class B
1.22%	07/25/40	[3]	827,169	760,606
SLM Student Loan Trust, Series 2005-6, Class B
1.33%	01/25/44	[3]	4,313,353	3,941,613
SLM Student Loan Trust, Series 2005-9, Class B
1.34%	01/25/41	[3]	1,538,540	1,394,624
SLM Student Loan Trust, Series 2006-10, Class B
1.26%	03/25/44	[3]	4,304,873	3,801,320
SLM Student Loan Trust, Series 2006-2, Class A6
1.21%	01/25/41	[3]	16,800,000	15,980,318
SLM Student Loan Trust, Series 2006-4, Class A5
1.14%	10/27/25	[3]	328,361	328,299
SLM Student Loan Trust, Series 2006-8, Class A6
1.20%	01/25/41	[3]	1,800,000	1,672,794
SLM Student Loan Trust, Series 2006-9, Class A5
1.14%	01/26/26	[3]	174,292	173,275
SLM Student Loan Trust, Series 2007-1, Class B
1.26%	01/27/42	[3]	4,064,413	3,680,800
SLM Student Loan Trust, Series 2007-3, Class A4
1.10%	01/25/22	[3]	215,000	205,768
SLM Student Loan Trust, Series 2007-6, Class A4
1.42%	10/25/24	[3]	17,296,862	17,240,182
SLM Student Loan Trust, Series 2007-6, Class B
1.89%	04/27/43	[3]	536,118	491,530
SLM Student Loan Trust, Series 2007-7, Class B
1.79%	10/25/28	[3]	2,195,000	1,995,939
SLM Student Loan Trust, Series 2007-8, Class B
2.04%	04/27/43	[3]	2,758,003	2,537,305
SLM Student Loan Trust, Series 2008-2, Class B
2.24%	01/25/29	[3]	1,000,000	944,747
SLM Student Loan Trust, Series 2008-3, Class B
2.24%	04/25/29	[3]	710,000	660,243

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 138

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class A4
2.69%	07/25/22	[3]	$1,990,665	$2,028,231
SLM Student Loan Trust, Series 2008-4, Class B
2.89%	04/25/29	[3]	710,000	690,474
SLM Student Loan Trust, Series 2008-5, Class A4
2.74%	07/25/23	[3]	4,988,250	5,101,608
SLM Student Loan Trust, Series 2008-5, Class B
2.89%	07/25/29	[3]	7,315,000	7,222,109
SLM Student Loan Trust, Series 2008-6, Class B
2.89%	07/25/29	[3]	710,000	696,864
SLM Student Loan Trust, Series 2008-7, Class B
2.89%	07/25/29	[3]	820,000	804,828
SLM Student Loan Trust, Series 2008-8, Class A4
2.54%	04/25/23	[3]	3,210,000	3,273,201
SLM Student Loan Trust, Series 2008-8, Class B
3.29%	10/25/29	[3]	735,000	738,337
SLM Student Loan Trust, Series 2008-9, Class A
2.54%	04/25/23	[3]	6,093,700	6,221,185
SLM Student Loan Trust, Series 2008-9, Class B
3.29%	10/25/29	[3]	7,235,000	7,349,729
SLM Student Loan Trust, Series 2009-3, Class A
1.73%	01/25/45	[2,3]	11,376,898	11,299,851
SLM Student Loan Trust, Series 2011-1, Class A2
2.13%	10/25/34	[3]	2,680,000	2,701,257
SLM Student Loan Trust, Series 2011-2, Class A1
1.58%	11/25/27	[3]	604,094	606,426
SLM Student Loan Trust, Series 2011-2, Class A2
2.18%	10/25/34	[3]	4,035,000	4,108,301
SLM Student Loan Trust, Series 2012-1, Class A2
1.43%	11/25/20	[3]	397,160	397,184
SLM Student Loan Trust, Series 2012-1, Class A3
1.93%	09/25/28	[3]	1,300,000	1,299,943
SLM Student Loan Trust, Series 2012-2, Class A
1.68%	01/25/29	[3]	1,943,924	1,931,031
SLM Student Loan Trust, Series 2012-6, Class A2
1.26%	09/25/19	[3]	122,685	122,680

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-7, Class A3
1.63%	05/26/26	[3]	$4,400,000	$4,299,234
SLM Student Loan Trust, Series 2012-7, Class B
2.78%	09/25/43	[3]	2,200,000	2,101,986
SLM Student Loan Trust, Series 2013-3, Class A2
1.28%	05/26/20	[3]	917,916	917,539
SLM Student Loan Trust, Series 2013-4, Class A
1.53%	06/25/27	[3]	1,945,032	1,907,163
SLM Student Loan Trust, Series 2013-6, Class A2
1.48%	02/25/21	[3]	455,593	455,827
SLM Student Loan Trust, Series 2014-1, Class A2
1.36%	07/26/21	[3]	919,610	919,792
SLM Student Loan Trust, Series 2014-1, Class A3
1.58%	02/26/29	[3]	1,670,000	1,639,830
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[2]	106,696	108,254
Spirit Master Funding VII LLC, Series 2013-2A, Class A
5.27%	12/20/43	[2]	1,441,282	1,475,476
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	2,097,734	2,391,311
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[2]	1,386,771	1,633,591
Toyota Auto Receivables Owner Trust, Series 2016-C, Class A2A
1.00%	01/15/19		6,030,000	6,023,372
Upland CLO Ltd., Series 2016-1A, Class A1A (Cayman Islands)
2.63%	04/20/28	[2,3,4]	3,575,000	3,608,651
USAA Auto Owner Trust, Series 2016-1, Class A2
1.07%	03/15/19		2,150,000	2,147,436
Voya CLO Ltd., Series 2015-2A, Class A (Cayman Islands)
2.44%	07/23/27	[2,3,4]	8,480,000	8,534,577

Total Asset-Backed Securities
(Cost $551,464,483)				553,181,535

See accompanying notes to Schedule of Portfolio Investments.

139 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 0.54%*
Consumer Discretionary — 0.02%
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
3.98% (LIBOR plus 3.00%)	02/05/23	[3]	$820,880	$825,030

Electric — 0.17%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75% (LIBOR plus 4.75%)	12/31/20	[3,5]	4,398,750	3,565,187
Homer City Generation LP, Term Loan B, 1st Lien
12.00% (LIBOR plus 11.00%)	02/08/23	[3,5]	1,730,000	1,608,900
Vistra Operations Co. LLC, Term Loan B, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[3]	418,309	418,003
Vistra Operations Co. LLC, Term Loan C, 1st Lien
3.73% (LIBOR plus 2.75%)	08/04/23	[3]	95,643	95,573

				5,687,663

Finance — 0.11%
Delos Finance SARL, Term Loan B, 1st Lien
3.40% (LIBOR plus 2.25%)	10/06/23	[3]	3,855,629	3,903,824

Industrials — 0.18%
Johnson Controls International PLC, Senior Term Loan
2.81% (LIBOR plus 1.75%)	09/10/19	[3,5]	6,225,000	6,219,180

Services — 0.06%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	3,4,†	2,169,927	2,180,776

Total Bank Loans
(Cost $19,601,152)				18,816,473

CORPORATES — 31.37%*

Automotive — 0.39%
Ford Motor Credit Co. LLC
2.38%	01/16/18		3,150,000	3,164,216
6.63%	08/15/17		2,250,000	2,291,225
General Motors Co.
3.50%	10/02/18		5,710,000	5,837,464
Goodyear Tire & Rubber Co. (The)
4.88%	03/15/27		1,750,000	1,754,375
Metalsa SA de CV, Series REGS (Mexico)
4.90%	04/24/23	[4]	500,000	488,125

				13,535,405

Banking — 5.04%
Banco Continental Sa Via Continental Senior Trustees, Series REGS (Peru)
5.50%	11/18/20	[4]	950,000	1,038,065

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Banco Internacional del Peru SAA Interbank, Series REGS (Peru)
6.63%	03/19/29	[3,4]	$250,000	$274,375
Banco Nacional de Costa Rica, Series REGS (Costa Rica)
5.88%	04/25/21	[4]	250,000	255,938
Bank of America Corp.
4.10%	07/24/23		1,000,000	1,048,924
5.70%	01/24/22		2,500,000	2,809,670
5.75%	12/01/17		5,610,000	5,758,889
6.00%	09/01/17		3,000,000	3,054,807
Bank of America Corp. (GMTN)
3.50%	04/19/26		2,000,000	1,970,125
6.40%	08/28/17		3,000,000	3,058,897
Bank of America Corp. (MTN)
1.70%	12/01/26	[3]	1,600,000	1,446,202
4.00%	04/01/24		1,200,000	1,246,051
5.65%	05/01/18		17,660,000	18,387,238
6.88%	04/25/18		17,629,000	18,557,907
Bank of America N.A. (BKNT)
1.43%	06/15/17	[3]	3,300,000	3,300,620
6.10%	06/15/17		6,012,000	6,063,970
Discover Bank
2.60%	11/13/18		4,515,000	4,561,158
Global Bank Corp. (Panama)
4.50%	10/20/21	[2,4]	540,000	536,220
Grupo Aval Ltd., Series REGS
(Colombia)
4.75%	09/26/22	[4]	500,000	501,250
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[2,4]	3,425,000	3,589,943
JPMorgan Chase & Co.
1.80%	01/25/18		5,000,000	5,009,964
2.55%	10/29/20		657,000	659,909
3.88%	09/10/24		2,000,000	2,030,342
4.50%	01/24/22		3,000,000	3,236,351
6.00%	01/15/18		7,000,000	7,237,125
PNC Bank N.A.
1.80%	11/05/18		5,000,000	5,007,267
PNC Bank N.A. (BKNT)
1.50%	02/23/18		5,000,000	4,999,045
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21	[4]	1,300,000	1,288,049
Santander UK PLC (United Kingdom)
1.65%	09/29/17	[4]	2,500,000	2,500,476
3.05%	08/23/18	[4]	425,000	431,897
5.00%	11/07/23	[2,4]	3,100,000	3,240,845
U.S. Bancorp, Series V (MTN)
2.63%	01/24/22		2,130,000	2,138,480

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 140

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
UBS AG/Stamford CT (GMTN) (Switzerland)
1.85%	03/26/18	[3,4]	$3,000,000	$3,012,477
UBS AG/Stamford CT (Switzerland)
1.61%	06/01/17	[3,4]	3,000,000	3,002,205
Wachovia Bank N.A. (BKNT)
6.00%	11/15/17		16,435,000	16,880,619
Wachovia Corp. (MTN)
5.75%	02/01/18		17,654,000	18,258,679
Wells Fargo & Co.
3.00%	04/22/26		11,985,000	11,523,979
3.00%	10/23/26		6,435,000	6,168,790

				174,086,748

Commercial Services — 0.08%
IHS Markit Ltd. (United Kingdom)
5.00%	11/01/22	[2,4]	1,659,000	1,746,097
Nielsen Co. Luxembourg SARL (The) (Luxembourg)
5.00%	02/01/25	[2,4]	1,000,000	998,750

				2,744,847

Communications — 2.58%
21st Century Fox America, Inc.
3.00%	09/15/22		2,590,000	2,593,411
Altice U.S. Finance I Corp.
5.38%	07/15/23	[2]	2,450,000	2,535,750
5.50%	05/15/26	[2]	2,815,000	2,899,450
AT&T, Inc.
3.40%	05/15/25		4,000,000	3,870,196
3.60%	02/17/23		1,400,000	1,420,446
4.13%	02/17/26		7,400,000	7,517,867
4.35%	06/15/45		1,500,000	1,323,901
4.80%	06/15/44		4,322,000	4,087,103
5.45%	03/01/47		3,900,000	3,983,479
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/27	[2]	3,950,000	3,974,658
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%	12/15/21	[2]	225,000	229,219
6.38%	09/15/20	[2]	904,000	935,640
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%	10/23/45		5,640,000	6,512,226
CSC Holdings LLC
5.50%	04/15/27	[2]	3,400,000	3,463,920
6.75%	11/15/21		500,000	543,437
8.63%	02/15/19		700,000	770,000
10.88%	10/15/25	[2]	300,000	361,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[4]	$4,415,000	$3,664,450
Sirius XM Radio, Inc.
5.75%	08/01/21	[2]	2,082,000	2,165,820
Sprint Communications, Inc.
9.00%	11/15/18	[2]	4,850,000	5,268,555
Time Warner Cable LLC
6.75%	07/01/18		3,606,000	3,814,243
8.25%	04/01/19		1,250,000	1,394,134
Time Warner, Inc.
3.80%	02/15/27		5,020,000	4,982,794
T-Mobile USA, Inc.
4.00%	04/15/22		1,700,000	1,731,875
Verizon Communications, Inc.
4.52%	09/15/48		7,090,000	6,448,993
4.86%	08/21/46		3,525,000	3,376,709
5.01%	04/15/49	[2]	2,810,000	2,739,621
5.15%	09/15/23		1,000,000	1,099,680
Viacom, Inc.
3.45%	10/04/26		2,500,000	2,382,759
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26	[2,4]	840,000	847,350
5.50%	08/15/26	[2,4]	2,260,000	2,305,200

				89,244,386

Consumer Discretionary — 1.13%
Altria Group, Inc.
9.70%	11/10/18		3,697,000	4,149,285
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		8,608,000	8,711,787
Churchill Downs, Inc.
5.38%	12/15/21		3,465,000	3,620,925
Constellation Brands, Inc.
6.00%	05/01/22		1,195,000	1,359,849
Cott Holdings, Inc.
5.50%	04/01/25	[2]	1,470,000	1,499,841
DS Services of America, Inc.
10.00%	09/01/21	[2]	2,850,000	3,070,875
GLP Capital LP/GLP Financing II, Inc.
5.38%	04/15/26		3,050,000	3,156,750
High Ridge Brands Co.
8.88%	03/15/25	[2]	2,826,000	2,889,585
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC
5.00%	06/01/24	[2]	300,000	307,125
5.25%	06/01/26	[2]	1,900,000	1,938,000
Pernod Ricard SA (France)
4.45%	01/15/22	[2,4]	4,540,000	4,834,401

See accompanying notes to Schedule of Portfolio Investments.

141 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20		$3,305,000	$3,404,150

				38,942,573

Consumer Products — 0.39%
BAT International Finance PLC (United Kingdom)
1.85%	06/15/18	[2,4]	11,600,000	11,608,016
Scotts Miracle-Gro Co. (The)
5.25%	12/15/26	[2]	1,765,000	1,791,475

				13,399,491

Electric — 2.68%
AEP Texas Central Co.
3.85%	10/01/25	[2]	6,455,000	6,691,940
AES Gener SA (Chile)
5.00%	07/14/25	[2,4]	500,000	504,900
AES Panama SRL, Series REGS (Panama)
6.00%	06/25/22	[4]	250,000	257,900
Alabama Power Capital Trust V
4.25%	10/01/42	[3]	1,300,000	1,252,169
Cleveland Electric Illuminating Co.,
Series D (The)
7.88%	11/01/17		6,333,000	6,554,579
Dominion Resources, Inc.
5.75%	10/01/54	[3]	2,875,000	2,982,813
Dominion Resources, Inc., Series A
1.88%	01/15/19		4,400,000	4,383,640
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[2]	4,641,000	5,200,321
Entergy Corp.
4.00%	07/15/22		2,000,000	2,097,667
Eskom Holdings SOC Ltd., Series REGS (South Africa)
7.13%	02/11/25	[4]	1,000,000	1,011,100
FirstEnergy Transmission LLC
4.35%	01/15/25	[2]	2,131,000	2,219,405
Homer City Generation LP6
8.14%	10/01/19	[5,7]	1,556,730	607,125
8.73%	10/01/26	[5,7]	4,848,440	1,866,649
IPALCO Enterprises, Inc.
5.00%	05/01/18		1,700,000	1,750,315
ITC Holdings Corp.
3.25%	06/30/26		3,000,000	2,920,413
3.65%	06/15/24		1,426,000	1,440,801
Kansas City Power & Light Co.
3.15%	03/15/23		6,250,000	6,297,181
Metropolitan Edison Co.
4.00%	04/15/25	[2]	3,000,000	3,049,730

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
7.70%	01/15/19		$2,230,000	$2,435,140
MidAmerican Energy Co.
3.10%	05/01/27		6,165,000	6,157,238
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		6,000,000	6,010,620
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		1,000,000	1,069,121
Pennsylvania Electric Co.
6.05%	09/01/17		3,175,000	3,227,143
Perusahaan Gas Negara Persero TBK PT (Indonesia)
5.13%	05/16/24	[2,4]	750,000	796,223
Public Service Co. of New Mexico
3.85%	08/01/25		3,500,000	3,565,774
5.35%	10/01/21		50,000	53,061
Public Service Electric & Gas Co., Series CC
9.25%	06/01/21		7,920,000	9,909,108
Southern Co. Gas Capital Corp.
3.25%	06/15/26		3,350,000	3,266,602
Southwestern Electric Power Co.
3.55%	02/15/22		3,000,000	3,084,399
6.45%	01/15/19		1,885,000	2,033,635

				92,696,712

Energy — 1.94%
Antero Resources Corp.
5.00%	03/01/25	[2]	1,650,000	1,618,073
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	2,395,000	2,427,404
Diamondback Energy, Inc.
5.38%	05/31/25	[2]	2,665,000	2,751,613
Ecopetrol SA (Colombia)
5.88%	09/18/23	[4]	500,000	542,600
Enbridge Energy Partners LP
5.88%	10/15/25		2,500,000	2,803,309
Energy Transfer Partners LP
5.15%	03/15/45		6,556,000	6,213,265
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,375,000	1,526,517
Gulfport Energy Corp.
6.38%	05/15/25	[2]	2,012,000	1,984,335
Hess Corp.
7.88%	10/01/29		1,855,000	2,273,534
Kinder Morgan Energy Partners LP
5.80%	03/15/35		240,000	252,038
Kinder Morgan, Inc./DE
5.30%	12/01/34		1,000,000	1,006,386
Lukoil International Finance BV, Series REGS (Netherlands)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 142

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
4.56%	04/24/23	[4]	$600,000	$616,800
Noble Energy, Inc.
3.90%	11/15/24		934,000	950,030
Parsley Energy LLC/Parsley Finance Corp.
6.25%	06/01/24	[2]	1,650,000	1,757,250
Petrobras Global Finance BV (Netherlands)
4.38%	05/20/23	[4]	360,000	342,000
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	90,000	88,655
Petroleos Mexicanos, Series REGS (Mexico)
5.38%	03/13/22	[4]	3,500,000	3,680,600
Rockies Express Pipeline LLC
5.63%	04/15/20	[2]	500,000	528,750
6.00%	01/15/19	[2]	500,000	522,500
6.85%	07/15/18	[2]	700,000	735,000
Ruby Pipeline LLC
6.00%	04/01/22	[2]	6,850,000	7,254,732
Sabine Pass Liquefaction LLC
5.63%	03/01/25		3,000,000	3,258,750
Southern Natural Gas Co. LLC
5.90%	04/01/17	[2]	4,140,000	4,140,000
Spectra Energy Partners LP
4.60%	06/15/21		3,810,000	4,041,336
TC PipeLines LP
4.38%	03/13/25		3,000,000	3,035,836
4.65%	06/15/21		2,300,000	2,421,203
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	3,000,000	2,907,989
Williams Partners LP
3.60%	03/15/22		2,854,000	2,898,197
5.10%	09/15/45		2,000,000	1,993,768
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,500,000	2,589,951

				67,162,421

Entertainment — 0.03%
AMC Entertainment Holdings, Inc.
6.13%	05/15/27	[2]	1,127,000	1,141,087

Environmental Control — 0.09%
Waste Management, Inc.
6.10%	03/15/18		2,855,000	2,976,450

Finance — 5.99%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19	[4]	3,550,000	3,646,997
American Express Bank FSB (BKNT)
6.00%	09/13/17		1,900,000	1,939,038
American Express Co.

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
7.00%	03/19/18		$4,000,000	$4,202,454
American Express Credit Corp. (MTN)
2.20%	03/03/20		5,000,000	5,009,615
Bear Stearns Cos. LLC (The)
6.40%	10/02/17		3,750,000	3,840,394
7.25%	02/01/18		13,600,000	14,215,400
Citigroup, Inc.
1.60%	08/25/36	[3]	10,300,000	8,337,273
1.70%	04/27/18		6,000,000	6,004,116
1.75%	11/24/17	[3]	1,000,000	1,003,397
1.75%	05/01/18		5,000,000	4,997,131
1.80%	02/05/18		6,415,000	6,419,619
2.50%	09/26/18		8,000,000	8,073,404
6.00%	08/15/17		3,263,000	3,313,838
6.13%	05/15/18		11,705,000	12,260,320
Fondo MIVIVIENDA SA, Series REGS (Peru)
3.50%	01/31/23	[4]	1,000,000	1,005,300
Ford Motor Credit Co. LLC
2.10%	01/09/18	[3]	400,000	401,556
2.15%	01/09/18		2,500,000	2,507,947
3.00%	06/12/17		1,000,000	1,002,967
5.00%	05/15/18		2,000,000	2,066,995
General Electric Corp. (MTN)
1.52%	08/15/36	[3]	4,085,000	3,601,005
4.65%	10/17/21		70,000	76,924
General Motors Financial Co., Inc.
2.63%	07/10/17		2,500,000	2,507,213
3.00%	09/25/17		1,000,000	1,006,379
3.10%	01/15/19		2,000,000	2,032,969
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19		2,475,000	2,717,406
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24		9,710,000	9,951,119
Goldman Sachs Group, Inc. (The)
2.38%	01/22/18		2,000,000	2,012,188
2.90%	07/19/18		1,000,000	1,013,409
5.95%	01/18/18		20,075,000	20,734,905
6.15%	04/01/18		13,276,000	13,834,017
Guanay Finance Ltd. (Cayman Islands)
6.00%	12/15/20	[2,4]	194,352	200,182
International Lease Finance Corp.
7.13%	09/01/18	[2]	6,300,000	6,741,000
Morgan Stanley
1.88%	01/05/18		2,000,000	2,004,418
1.89%	01/05/18	[3]	2,000,000	2,006,960
3.63%	01/20/27		2,725,000	2,710,631
Morgan Stanley (GMTN)
5.50%	07/24/20		3,000,000	3,277,620
6.63%	04/01/18		21,642,000	22,657,767

See accompanying notes to Schedule of Portfolio Investments.

143 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
7.30%	05/13/19		$2,740,000	$3,030,336
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,163,643
5.95%	12/28/17		10,083,000	10,399,011
Raymond James Financial, Inc.
8.60%	08/15/19		530,000	606,276
SL Green Realty Corp.
5.00%	08/15/18		895,000	925,876
Tanner Servicios Financieros SA, Series REGS (Chile)
4.38%	03/13/18	[4]	500,000	507,500

				206,966,515

Food — 0.60%
BRF SA, Series REGS (Brazil)
3.95%	05/22/23	[4]	560,000	523,600
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[2]	5,200,000	5,349,500
Dole Food Co., Inc.
7.25%	06/15/25	[2]	1,700,000	1,704,250
Kraft Heinz Foods Co.
3.00%	06/01/26		3,478,000	3,274,874
5.20%	07/15/45		5,500,000	5,758,687
Post Holdings, Inc.
5.00%	08/15/26	[2]	2,236,000	2,146,560
TreeHouse Foods, Inc.
6.00%	02/15/24	[2]	1,725,000	1,815,563

				20,573,034

Health Care — 3.66%
Abbott Laboratories
3.75%	11/30/26		6,235,000	6,244,988
AbbVie, Inc.
1.80%	05/14/18		1,500,000	1,502,099
3.20%	05/14/26		2,246,000	2,162,014
4.30%	05/14/36		1,000,000	972,251
4.70%	05/14/45		1,150,000	1,150,997
Actavis Funding SCS (Luxembourg)
1.30%	06/15/17	[4]	2,000,000	2,001,110
2.35%	03/12/18	[4]	2,000,000	2,009,184
3.45%	03/15/22	[4]	2,000,000	2,044,396
3.80%	03/15/25	[4]	6,306,000	6,374,080
4.55%	03/15/35	[4]	1,500,000	1,508,583
Aetna, Inc.
1.75%	05/15/17		2,430,000	2,430,272
2.80%	06/15/23		1,577,000	1,568,308
Amgen, Inc.
4.40%	05/01/45		1,880,000	1,832,051
4.66%	06/15/51		2,000,000	1,992,244

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Anthem, Inc.
1.88%	01/15/18		$8,295,000	$8,304,096
3.50%	08/15/24		8,171,000	8,252,319
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[4]	2,130,000	2,149,882
Biogen, Inc.
5.20%	09/15/45		3,423,000	3,717,850
Celgene Corp.
2.88%	08/15/20		4,300,000	4,369,256
5.00%	08/15/45		3,250,000	3,406,570
Centene Corp.
4.75%	01/15/25		3,800,000	3,830,894
Express Scripts Holding Co.
3.40%	03/01/27		3,500,000	3,303,055
Gilead Sciences, Inc.
4.15%	03/01/47		6,155,000	5,754,266
Grifols Worldwide Operations Ltd. (Ireland)
5.25%	04/01/22	[4]	600,000	623,628
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,719,928
HCA, Inc.
5.00%	03/15/24		1,000,000	1,051,250
6.50%	02/15/20		3,675,000	4,031,107
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[2]	488,000	508,130
Humana, Inc.
7.20%	06/15/18		2,000,000	2,124,691
Molina Healthcare, Inc.
5.38%	11/15/22		379,000	395,107
Mylan NV (Netherlands)
3.00%	12/15/18	[4]	2,482,000	2,509,640
Nature’s Bounty Co. (The)
7.63%	05/15/21	[2]	563,000	593,965
Northwell Healthcare, Inc.
4.80%	11/01/42		650,000	665,862
6.15%	11/01/43		2,250,000	2,809,533
Providence Health & Services Obligated Group
2.10%	10/01/17	[3]	3,200,000	3,203,756
Quintiles IMS, Inc.
4.88%	05/15/23	[2]	1,250,000	1,267,188
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[4]	5,686,000	5,648,404
2.40%	09/23/21	[4]	6,225,000	6,093,908
Tenet Healthcare Corp.
4.50%	04/01/21		1,000,000	1,005,000
4.63%	06/15/20	[3]	1,000,000	1,010,000
4.75%	06/01/20		1,100,000	1,127,500

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 144

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
6.00%	10/01/20		$1,000,000	$1,060,000
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.40%	07/20/18	[4]	2,745,000	2,729,500
2.80%	07/21/23	[4]	950,000	903,925
Valeant Pharmaceuticals International, Inc.
7.25%	07/15/22	[2]	90,000	77,175
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[2,4]	2,900,000	2,262,000
6.13%	04/15/25	[2,4]	4,150,000	3,216,250
7.00%	03/15/24	[2,4]	1,809,000	1,861,099
WellCare Health Plans, Inc.
5.25%	04/01/25		1,255,000	1,287,379

				126,666,690

Industrials — 1.20%
Amcor Finance USA, Inc.
3.63%	04/28/26	[2]	2,125,000	2,109,619
Ball Corp.
5.25%	07/01/25		1,250,000	1,328,125
Cemex Finance LLC
6.00%	04/01/24	[2]	600,000	632,625
Clean Harbors, Inc.
5.13%	06/01/21		3,714,000	3,788,280
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26	[2]	3,250,000	3,134,235
Embraer SA (Brazil)
5.15%	06/15/22	[4]	500,000	529,000
Graphic Packaging International, Inc.
4.13%	08/15/24		400,000	397,500
4.88%	11/15/22		500,000	525,000
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[2,4]	700,000	750,442
L3 Technologies, Inc.
5.20%	10/15/19		5,335,000	5,720,096
SBA Communications Corp.
4.88%	09/01/24	[2]	3,565,000	3,520,438
Sealed Air Corp.
5.25%	04/01/23	[2]	2,100,000	2,215,500
Siemens Financieringsmaatschappij NV (Netherlands)
2.00%	09/15/23	[2,4]	3,670,000	3,484,397
2.35%	10/15/26	[2,4]	2,750,000	2,559,414
Silgan Holdings, Inc.
4.75%	03/15/25	[2]	88,000	88,550

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
United Technologies Corp. (STEP)
1.78%	05/04/18		$10,625,000	$10,624,819

				41,408,040

Information Technology — 0.34%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[2]	630,000	646,963
First Data Corp.
5.00%	01/15/24	[2]	6,712,000	6,854,630
IMS Health, Inc.
5.00%	10/15/26	[2]	1,250,000	1,257,031
MSCI, Inc.
4.75%	08/01/26	[2]	1,748,000	1,776,405
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,4]	400,000	409,120
4.13%	06/01/21	[2,4]	800,000	832,000

				11,776,149

Insurance — 0.45%
Farmers Exchange Capital
7.20%	07/15/48	[2]	150,000	174,305
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	2,500,000	2,703,571
MetLife, Inc.
6.40%	12/15/36	[3]	4,914,000	5,411,543
Nationwide Mutual Insurance Co.
3.42%	12/15/24	[2,3]	3,825,000	3,777,187
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[2,3]	3,425,000	3,433,616

				15,500,222

Materials — 0.23%
Axalta Coating Systems LLC
4.88%	08/15/24	[2]	3,150,000	3,260,250
Fresnillo PLC, Series REGS (United Kingdom)
5.50%	11/13/23	[4]	500,000	541,150
Gerdau Holdings, Inc., Series REGS
7.00%	01/20/20		500,000	546,350
Gold Fields Orogen Holdings BVI Ltd., Series REGS (British Virgin Islands)
4.88%	10/07/20	[4]	250,000	252,500
Vale Overseas Ltd. (Cayman Islands)
4.38%	01/11/22	[4]	525,000	535,028
Valvoline, Inc.
5.50%	07/15/24	[2]	2,800,000	2,954,000

				8,089,278

See accompanying notes to Schedule of Portfolio Investments.

145 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 3.66%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20	$5,000,000	$5,018,715
3.90%	06/15/23	2,500,000	2,560,037
3.95%	01/15/27	3,040,000	3,054,682
4.60%	04/01/22	1,000,000	1,065,309
American Campus Communities Operating Partnership LP
3.35%	10/01/20	1,735,000	1,766,540
American Tower Corp.
4.50%	01/15/18	10,500,000	10,726,107
AvalonBay Communities, Inc. (GMTN)
2.95%	09/15/22	250,000	250,853
3.63%	10/01/20	1,500,000	1,559,641
Boston Properties LP
3.70%	11/15/18	5,267,000	5,400,892
5.63%	11/15/20	1,750,000	1,931,324
5.88%	10/15/19	200,000	216,563
Duke Realty LP
6.50%	01/15/18	4,000,000	4,148,030
Education Realty Operating Partnership LP
4.60%	12/01/24	3,240,000	3,290,073
5.75%	06/15/17	1,805,000	1,820,530
Equinix, Inc.
5.38%	05/15/27	1,000,000	1,035,000
HCP, Inc.
3.75%	02/01/19	13,255,000	13,599,040
3.88%	08/15/24	3,100,000	3,122,712
4.25%	11/15/23	945,000	977,817
5.63%	05/01/17	100,000	100,291
Healthcare Realty Trust, Inc.
3.88%	05/01/25	2,500,000	2,482,567
5.75%	01/15/21	1,250,000	1,372,623
Highwoods Realty LP
7.50%	04/15/18	800,000	843,000
Kimco Realty Corp. (MTN)
4.30%	02/01/18	3,525,000	3,578,344
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24	1,500,000	1,590,000
Post Apartment Homes LP
3.38%	12/01/22	100,000	99,954
4.75%	10/15/17	270,000	272,280
Realty Income Corp.
2.00%	01/31/18	9,460,000	9,478,015
SL Green Realty Corp.
7.75%	03/15/20	2,375,000	2,674,906
UDR, Inc. (MTN)
4.25%	06/01/18	5,000,000	5,138,190
Ventas Realty LP

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
3.25%	10/15/26		$5,000,000	$4,755,043
3.75%	05/01/24		1,000,000	1,009,298
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		3,625,000	3,631,007
4.00%	04/30/19		4,489,000	4,642,652
VEREIT Operating Partnership LP
3.00%	02/06/19		1,200,000	1,206,750
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[2]	12,330,000	12,333,495
2.70%	09/17/19	[2]	1,500,000	1,515,055
Welltower, Inc.
2.25%	03/15/18		1,990,000	1,999,154
4.95%	01/15/21		1,020,000	1,095,272
5.13%	03/15/43		4,946,000	5,209,464

				126,571,225

Retail — 0.30%
CVS Health Corp.
4.88%	07/20/35		2,385,000	2,576,005
Walgreens Boots Alliance, Inc.
3.10%	06/01/23		2,000,000	2,000,018
3.80%	11/18/24		5,824,000	5,947,792

				10,523,815

Services — 0.12%
Aramark Services, Inc.
4.75%	06/01/26		2,447,000	2,471,470
Gartner, Inc.
5.13%	04/01/25	[2]	1,750,000	1,787,187

				4,258,657

Transportation — 0.47%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		1,288,618	1,413,485
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		41,289	44,670
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		3,767,824	4,003,313
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		6,007	6,214
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		1,821,765	1,937,903
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20		1,274,605	1,342,287

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 146

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20		$425,163	$463,428
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		643,831	693,325
Continental Airlines Pass-Through Trust, Series 2001-1, Class A1
6.70%	06/15/21		42,062	44,428
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,451,959	2,700,220
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		48,395	50,784
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		1,015,226	1,145,937
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
6.25%	04/22/23		1,096,373	1,222,456
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		977,590	1,047,855
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		96,723	108,088

				16,224,393

Total Corporates
(Cost $1,082,728,411)				1,084,488,138

FOREIGN GOVERNMENT OBLIGATIONS — 1.34%
Foreign Government Obligations — 1.34%
Brazilian Government International Bond (Brazil)
2.63%	01/05/23	[4]	4,000,000	3,702,000
Chile Government International Bond (Chile)
2.25%	10/30/22	[4]	2,500,000	2,458,125
Colombia Government International Bond (Colombia)
4.50%	01/28/26	[4]	3,500,000	3,706,500
Corp. Financiera de Desarrollo SA, Series REGS (Peru)
4.75%	07/15/25	[4]	2,000,000	2,121,000
Costa Rica Government International Bond, Series REGS (Costa Rica)
4.25%	01/26/23	[4]	1,500,000	1,455,000
Croatia Government International Bond, Series REGS (Croatia)
6.63%	07/14/20	[4]	1,700,000	1,870,000

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Dominican Republic International Bond, Series REGS (Dominican Republic)
6.60%	01/28/24	[4]	$2,700,000	$2,943,000
Hungary Government International Bond (Hungary)
5.75%	11/22/23	[4]	1,600,000	1,811,194
Kazakhstan Government International Bond, Series REGS (EMTN) (Kazakhstan)
5.13%	07/21/25	[4]	2,750,000	2,994,338
Magyar Export-Import Bank Zrt (Hungary)
4.00%	01/30/20	[2,4]	900,000	923,009
Mexico Government International Bond (GMTN) (Mexico)
3.50%	01/21/21	[4]	2,500,000	2,595,000
Panama Government International Bond (Panama)
4.00%	09/22/24	[4]	1,000,000	1,042,200
Perusahaan Penerbit SBSN, Indonesia III (Indonesia)
4.35%	09/10/24	[2,4]	5,500,000	5,706,250
Republic of Serbia, Series REGS (Serbia)
4.88%	02/25/20	[4]	3,000,000	3,114,300
Russian Foreign Bond - Eurobond, Series REGS (Russia)
4.88%	09/16/23	[4]	3,600,000	3,866,040
South Africa Government International Bond (South Africa)
4.67%	01/17/24	[4]	1,100,000	1,114,740
Turkey Government International Bond (Turkey)
5.13%	03/25/22	[4]	3,000,000	3,059,961
Uruguay Government International Bond (Uruguay)
4.38%	10/27/27	[4]	1,200,000	1,255,500
Venezuela Government International Bond (Venezuela)
9.25%	09/15/27	[4]	1,400,000	655,900

Total Foreign Government Obligations
(Cost $46,198,017)				46,394,057

MORTGAGE-BACKED — 41.17%**
Commercial Mortgage-Backed — 10.24%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2007-5, Class A4
5.49%	02/10/51		16,689,292	16,787,370
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[2]	3,710,000	3,746,432

See accompanying notes to Schedule of Portfolio Investments.

147 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bayview Commercial Asset Trust, Series 2004-2, Class A
1.63%	08/25/34	[2,3]	$1,608,617	$1,544,536
Bear Stearns Commercial Mortgage Securities, Series Trust 2004-PWR5, Class F
5.48%	07/11/42	[2,3]	1,597,313	1,629,443
Citigroup Commercial Mortgage Trust, Series 2007-C6 AM
5.78%	12/10/49	[3]	2,518,000	2,551,513
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.78%	12/10/49	[3]	7,027,634	7,036,014
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.12%	09/10/45	[2,3,5]	57,815,508	3,646,852
Commercial Mortgage Trust, Series 2012-CR4, Class XA
1.90%	10/15/45	[3,5]	55,161,524	3,743,537
Commercial Mortgage Trust, Series 2012-CR5, Class XA (IO)
1.74%	12/10/45	[3,5]	92,794,151	5,968,529
Commercial Mortgage Trust, Series 2012-LC4, Class A4
3.29%	12/10/44		8,923,000	9,216,239
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[2]	2,840,000	3,083,999
Commercial Mortgage Trust, Series 2013-CR13, Class A2
3.04%	12/10/18		10,060,000	10,251,782
Commercial Mortgage Trust, Series 2013-CR6, Class A1
0.72%	03/10/46		653,783	651,765
Commercial Mortgage Trust, Series 2013-LC13, Class A2
3.01%	08/10/46		20,200,000	20,559,180
Commercial Mortgage Trust, Series 2013-WWP, Class A2
3.42%	03/10/31	[2]	3,245,000	3,349,700
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49	[2,3]	6,275,000	6,516,242
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class ASB
3.35%	04/15/50		16,500,000	17,137,235
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[2]	704,609	704,869
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	126,748	126,674

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1
3.53%	07/10/44	[2]	$4,645,042	$4,768,252
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34	[2,3]	13,777,923	13,083,279
GE Commercial Mortgage Corp., Series 2007-C1, Class A4
5.54%	12/10/49		30,069	30,072
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4
5.95%	08/10/45	[3]	10,521,083	10,534,405
GS Mortgage Securities Trust, Series 2010-C1, Class A1
3.68%	08/10/43	[2]	2,391,499	2,448,368
GS Mortgage Securities Trust, Series 2010-C1, Class X (IO)
1.42%	08/10/43	[2,3,5]	43,839,271	1,682,494
GS Mortgage Securities Trust, Series 2012-GC6, Class XA (IO)
1.96%	01/10/45	[2,3,5]	54,648,764	4,135,288
GS Mortgage Securities Trust, Series 2013-NYC5, Class A
2.32%	01/10/30	[2]	11,900,000	11,939,760
GS Mortgage Securities Trust, Series 2014-GC18, Class A2
2.92%	01/10/47		4,783,541	4,861,113
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2
3.02%	08/15/46		16,997,180	17,283,906
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class XA
0.84%	08/15/46	[3,5]	126,709,729	3,235,432
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA
1.34%	11/15/45	[3,5]	30,991,757	1,434,785
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A3
3.37%	09/15/47		15,000,000	15,525,906
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		644,260	643,134
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2009-IWST, Class XA (IO)
1.89%	12/05/27	[2,3,5]	51,364,208	2,540,325
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2009-RR1, Class A4B
5.84%	03/18/51	[2,3]	2,310,902	2,369,668

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 148

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2
3.62%	11/15/43	[2]	$5,612,708	$5,667,158
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[2]	1,789,458	1,817,124
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[2]	7,990,000	8,346,035
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class XA
1.03%	02/15/46	[2,3,5]	32,166,814	781,985
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class ASB
3.41%	01/15/46		14,100,000	14,625,265
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4
2.69%	04/15/46		13,250,000	13,373,853
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.43%	04/15/46	[3,5]	15,895,832	912,470
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		1,337,661	1,357,057
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[3]	3,457,266	3,465,737
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2005-2A, Class 1A
1.23%	09/25/30	[2,3]	1,244,237	1,195,642
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-2A, Class 1A
1.18%	09/25/36	[2,3]	1,661,954	1,600,530
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4
5.84%	06/12/50	[3]	5,529,254	5,540,574
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		2,758,082	2,760,532
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	954,571
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,376,012

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class XA (IO)
0.92%	10/15/46	[3,5]	$48,382,734	$1,574,060
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA
1.50%	02/15/46	[3,5]	13,394,088	813,967
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA (IO)
2.13%	03/15/45	[2,3,5]	27,680,970	2,295,735
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%	07/13/29	[2]	6,715,000	6,957,084
Morgan Stanley Capital I Trust, Series 2015-420, Class A
3.73%	10/11/50	[2]	4,000,000	4,139,946
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[2]	8,151,000	8,689,171
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.83%	01/13/32	[2,3]	3,460,000	3,651,232
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class XA (IO)
0.45%	01/05/43	[2,3,5]	28,685,000	1,601,607
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ
5.47%	08/15/39	[3]	1,149,050	1,160,758
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.76%	06/15/49	[3]	3,422,100	3,418,562
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM
6.05%	02/15/51	[3]	4,885,000	4,942,741
WaMu Commercial Mortgage Securities Trust, Series 2007-SL3, Class AJ
4.32%	03/23/45	[2,3]	212,169	211,818
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[2]	7,605,000	8,056,912
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A
2.71%	03/18/28	[2,3]	3,845,000	3,891,778
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[2]	3,434,381	3,546,915
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.77%	11/15/44	[2,3,5]	23,667,382	1,520,846
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA
1.68%	12/15/45	[2,3,5]	36,171,782	2,436,023

See accompanying notes to Schedule of Portfolio Investments.

149 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA
1.98%	08/15/45	[2,3,5]	$20,822,436	$1,499,681
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class A2
1.96%	05/15/45		6,250,000	6,271,781
WF-RBS Commercial Mortgage Trust, Series 2013-C18, Class A3
3.65%	12/15/46		4,980,000	5,177,974
WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class XA
0.69%	10/15/57	[3,5]	97,543,742	3,499,187

				353,900,421

Non-Agency Mortgage-Backed — 20.47%
Aames Mortgage Investment Trust, Series 2006-1, Class A4
1.54%	04/25/36	[3]	2,082,000	1,951,143
Accredited Mortgage Loan Trust, Series 2006-1, Class A4
1.26%	04/25/36	[3]	7,000,000	6,642,807
ACE Securities Corp., Series 2006-OP2, Class A2C
1.13%	08/25/36	[3]	756,185	718,122
ACE Securities Corp., Series 2007-ASP1, Class A2D
1.36%	03/25/37	[3]	3,527,824	2,073,916
Adjustable Rate Mortgage Trust, Series 2005-4, Class 5A1
3.23%	08/25/35	[3]	3,741,224	3,308,986
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
1.21%	09/25/35	[3]	393,967	389,050
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1
3.53%	03/25/37	[3]	5,743,181	5,125,678
Asset-Backed Funding Certificates, Series 2007-NC1, Class A2
1.28%	05/25/37	[2,3]	6,032,000	4,777,979
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.98%	06/25/37	[3]	5,632,383	4,689,420
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.96%	12/25/34	[3]	2,225,851	2,074,566
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4
1.28%	01/25/36	[3]	5,000,000	4,652,921
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class A5
1.22%	07/25/36	[3]	9,754,000	8,255,572

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		$1,577,513	$1,630,352
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		76,258	76,804
Banc of America Funding Trust, Series 2004-B, Class 5A1
3.39%	11/20/34	[3]	629,689	600,843
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.22%	05/20/36	[3]	2,204,275	1,949,641
Banc of America Funding Trust, Series 2006-G, Class 2A1
1.20%	07/20/36	[3]	2,954,364	2,931,734
Banc of America Funding Trust, Series 2006-G, Class 2A4
1.27%	07/20/36	[3]	11,798,932	11,736,196
Banc of America Funding Trust, Series 2015-R3, Class 6A2
0.66%	05/28/36	[2]	16,694,160	12,749,515
Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1
3.50%	12/25/35	[3]	3,344,850	3,203,094
BCAP LLC Trust, Series 2007-AA1, Class 2A1
1.16%	03/25/37	[3]	7,165,104	6,775,559
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[2]	37,996	38,042
BCAP LLC Trust, Series 2012-R11, Class 11A1
3.00%	09/26/36	[2,3]	352,240	354,006
BCAP LLC Trust, Series 2013-RR2, Class 6A1
3.00%	06/26/37	[2,3]	273,783	273,372
BCAP LLC Trust, Series 2015-RR2, Class 23A1
0.98%	03/28/37	[2,3]	2,605,542	2,581,948
Bear Stearns ALT-A Trust, Series 2005-1, Class M1
1.73%	01/25/35	[3]	14,935,000	13,866,977
Bear Stearns ALT-A Trust, Series 2005-2, Class 2A4
3.31%	04/25/35	[3]	4,042,539	3,936,172
Bear Stearns ARM Trust, Series 2005-2, Class A1
3.26%	03/25/35	[3]	359,159	362,295
Bear Stearns ARM Trust, Series 2005-9, Class A1
2.83%	10/25/35	[3]	6,108,482	5,905,465

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 150

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[3]	$794,690	$786,104
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		168,116	159,603
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 1A1
1.18%	09/25/47	[3]	14,262,936	12,304,480
Centex Home Equity Loan Trust, Series 2005-D, Class M1
1.41%	10/25/35	[3]	28,391	28,471
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
1.23%	06/25/36	[3]	6,747,294	6,746,849
Chase Funding Trust, Series 2007-A1, Class 8A1
3.25%	02/25/37	[3]	2,099,016	2,130,711
CIM Trust, Series 2015-3AG, Class A1
2.53%	10/25/57	[2,3]	6,467,890	6,536,893
CIM Trust, Series 2016-4, Class A1
2.78%	10/25/57	[2,3]	11,577,479	11,776,287
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
1.24%	11/25/35	[3]	112,613	76,801
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
3.22%	06/25/36	[3]	527,232	500,369
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2D
1.22%	08/25/36	[3]	2,300,000	2,119,217
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2C
1.12%	08/25/36	[3]	1,082,494	1,040,034
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
1.13%	08/25/36	[3]	96,177	95,642
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class M1
1.27%	10/25/36	[3]	12,000,000	11,620,410
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
1.18%	01/25/37	[3]	6,580,388	6,598,454
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
1.16%	03/25/37	[3]	101,389	101,382
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A4
1.33%	03/25/37	[3]	10,233,000	10,123,379
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30	[3]	44,717	47,788

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1
2.12%	01/25/36	[3]	$7,530,771	$7,097,468
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A5
3.00%	08/25/36	[3]	7,615,171	7,283,222
Countrywide Asset-Backed Certificates, Series 2004-15, Class MV4
2.26%	04/25/35	[3]	7,610,000	7,611,621
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
3.12%	11/20/34	[3]	18,403	18,022
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2
1.56%	04/25/35	[3]	7,302,203	6,564,579
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
1.56%	02/25/35	[3]	22,033	19,118
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
1.58%	05/25/35	[3]	157,858	133,624
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1
1.63%	07/25/37	[3]	2,045,771	1,032,581
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 3A1
2.87%	11/25/33	[3]	1,474,095	1,465,108
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 9A1
2.65%	06/25/34	[3]	261,863	254,814
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1
6.50%	12/25/35		1,023,870	779,326
Credit Suisse Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		190,600	181,003
Credit Suisse Mortgage Trust, Series 2013-3R, Class 5A1
3.17%	10/27/36	[2,3]	540,768	543,328
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
2.53%	01/25/58	[2,3]	8,707,448	8,760,509
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF4 (STEP)
3.44%	01/25/36		6,117,037	4,858,691

See accompanying notes to Schedule of Portfolio Investments.

151 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP)
3.46%	12/25/36		$1,000,000	$685,598
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
1.09%	11/25/36	[3]	11,221,477	6,570,172
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
3.83%	01/25/37		1,199,126	565,809
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.37%	02/25/37		7,912,301	5,845,914
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.37%	02/25/37		1,893,743	1,398,984
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.93%	03/25/37		4,058,381	2,243,650
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A1A
1.07%	04/25/37	[3]	5,140,322	4,889,060
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
1.04%	04/25/37	[3]	2,302,680	1,653,873
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
1.34%	01/19/45	[3]	1,398,256	1,252,435
DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
1.27%	10/19/45	[3]	8,107,982	7,625,618
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
1.18%	10/19/36	[3]	8,080,112	6,932,762
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
1.12%	04/19/48	[3]	3,037,421	2,655,546
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
3.01%	09/25/34	[3]	1,334,575	1,304,232
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
3.01%	09/25/34	[3]	2,052,160	2,005,503
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
3.06%	12/25/35	[3]	3,053,816	2,534,403

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
3.03%	02/25/36	[3]	$4,781,608	$4,172,161
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA2, Class 2A1
3.12%	04/25/35	[3]	5,672,110	5,546,141
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
3.07%	09/25/35	[3]	7,041,181	6,478,329
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
3.14%	10/25/35	[3]	7,897,865	6,821,630
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.99%	11/25/35	[3]	4,290,804	3,964,424
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
3.08%	03/25/36	[3]	4,700,939	4,035,022
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1
3.02%	01/25/37	[3]	7,363,304	6,294,823
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
3.02%	05/25/35	[3]	5,584,753	5,511,630
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
3.03%	10/25/34	[3]	82,787	80,932
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 1A1
3.04%	09/25/35	[3]	5,558,994	5,022,457
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
2.89%	10/25/35	[3]	247,400	207,160
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
2.99%	11/25/35	[3]	3,938,157	3,798,115
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
3.02%	08/25/37	[3]	295,601	237,284
GE Business Loan Trust, Series 2007-1A, Class A
1.08%	04/16/35	[2,3]	6,409,995	5,955,896
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
3.51%	09/19/35	[3]	2,859,643	2,588,604
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
3.63%	09/19/35	[3]	4,458,508	4,241,167
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.80%	04/19/36	[3]	4,990,817	4,668,035

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 152

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 2A
1.27%	07/25/35	[3]	$4,501,589	$4,359,615
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
1.16%	01/25/47	[3]	108,109	107,025
GSAA Home Equity Trust, Series 2006-4, Class 4A2
1.21%	03/25/36	[3]	37,798	37,848
GSAMP Trust, Series 2005-HE5, Class M2
1.41%	11/25/35	[3]	10,000,000	9,720,107
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
4.52%	09/25/35	[3,5]	48,531	1,991
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
3.20%	07/25/35	[3]	2,576,919	2,373,334
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
3.38%	04/25/36	[3]	489,739	450,198
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.04%	05/25/47	[3]	1,981,124	1,754,921
Home Equity Mortgage Loan Trust, Series 2005-D, Class AII4
1.33%	03/25/36	[3]	11,010,000	10,676,201
Impac CMB Trust, Series 2005-2, Class 1A1
1.50%	04/25/35	[3]	7,314,951	6,742,575
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
3.22%	09/25/35	[3]	2,242,391	1,947,833
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.26%	10/25/35	[3]	4,308,300	3,708,038
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3
1.25%	10/25/36	[3]	10,385,731	7,093,968
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
3.28%	05/25/36	[3]	862,634	738,836
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3
3.02%	06/25/36	[3]	7,537,706	7,146,600
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		69,581	72,810
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M2
1.27%	07/25/36	[3]	12,135,000	10,684,385

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV1
1.21%	11/25/36	[3]	$8,500,000	$8,189,348
JPMorgan Mortgage Acquisition Trust, Series 2007-CH5, Class A4
1.14%	05/25/37	[3]	1,625,361	1,599,448
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
3.17%	08/25/35	[3]	87,381	84,029
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.23%	05/25/36	[3]	75,793	63,455
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		533,233	522,176
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		305,318	313,369
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		12,247	12,470
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class 1A4
1.23%	06/25/37	[2,3]	4,846,420	4,432,512
Lehman XS Trust, Series 2005-4, Class 1A3
1.78%	10/25/35	[3]	188,854	184,420
Lehman XS Trust, Series 2005-5N, Class 3A1A
1.28%	11/25/35	[3]	8,201,703	7,682,361
Lehman XS Trust, Series 2006-1, Class 1A1
1.23%	02/25/36	[3]	2,131,234	2,096,526
Luminent Mortgage Trust, Series 2007-2, Class 1A3
1.20%	05/25/37	[3]	290,248	286,055
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.54%	11/25/33	[3]	537,018	566,331
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.63%	10/25/34	[3]	734,667	741,474
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.93%	04/25/34	[3]	158,101	152,713
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
3.07%	02/25/36	[3]	156,785	145,483
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
1.26%	05/25/37	[3]	3,150,000	2,249,861

See accompanying notes to Schedule of Portfolio Investments.

153 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D (IO)
1.31%	04/25/37	[3,5]	$883,581	$109,599
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
1.14%	10/25/36	[3]	1,261,697	902,251
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
1.19%	12/25/37	[3]	1,959,894	1,325,574
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
1.23%	07/25/37	[3]	1,506,376	957,100
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
1.20%	01/25/38	[3]	6,672,446	4,622,652
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
1.08%	03/25/37	[3]	933,437	561,144
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
3.27%	10/25/33	[3]	333,399	337,577
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2, Class 1A1
3.21%	08/25/36	[3]	3,294,265	3,046,024
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		85,652	97,809
Morgan Stanley Capital I Trust, Series 2006-NC2, Class A2D
1.27%	02/25/36	[3]	4,296,834	3,946,486
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
1.26%	02/25/36	[3]	5,138,344	4,978,916
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.90%	09/25/34	[3]	940,833	944,410
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
1.26%	11/25/35	[3]	137,387	135,230
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		299,583	293,806
Morgan Stanley Resecuritization Trust, Series 2013-R3, Class 12A
3.35%	01/26/47	[2,3]	284,136	284,572
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A
1.45%	11/26/46	[2,3]	5,125,155	4,975,630
MortgageIT Trust, Series 2005-2, Class 2A
2.43%	05/25/35	[3]	3,368,498	3,299,686
MortgageIT Trust, Series 2005-4, Class A1
1.26%	10/25/35	[3]	5,868,281	5,567,141

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-5, Class A1
1.24%	12/25/35	[3]	$936,898	$862,942
New Century Home Equity Loan Trust, Series 2005-2, Class M1
1.63%	06/25/35	[3]	309,615	310,511
New Century Home Equity Loan Trust, Series 2005-D, Class A2D
1.31%	02/25/36	[3]	5,257,246	5,229,857
New York Mortgage Trust, Series 2005-3, Class A1
1.46%	02/25/36	[3]	1,578,023	1,486,213
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 4A1
3.91%	08/25/35	[3]	7,028,156	6,965,817
Nomura Resecuritization Trust, Series 2016-2R, Class 1A1
0.87%	09/26/36	[2]	11,207,122	11,062,255
Nomura Resecuritization Trust, Series 2011-2RA, Class 1A2
3.21%	12/26/46	[2,3]	11,746,795	11,908,096
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[3]	11,779,246	7,870,408
Opteum Mortgage Acceptance Corp., Series 2005-3, Class M2
1.46%	07/25/35	[3]	11,301,000	10,317,821
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-2, Class A1
1.19%	01/25/37	[3]	17,159,514	16,071,711
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
1.29%	06/25/47	[3]	5,152,000	3,781,805
Residential Accredit Loans Trust, Series 2005-QA13, Class 2A1
4.18%	12/25/35	[3]	3,927,036	3,447,278
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.66%	04/25/35	[3]	351,745	338,135
Residential Accredit Loans Trust, Series 2005-QA7, Class A21
3.54%	07/25/35	[3]	2,165,756	2,007,579
Residential Accredit Loans Trust, Series 2005-QA8, Class CB21
3.82%	07/25/35	[3]	1,625,991	1,332,361
Residential Accredit Loans Trust, Series 2005-SP1, Class 4A1
7.00%	09/25/34		172,533	178,468
Residential Accredit Loans Trust, Series 2006-QS13, Class 2A1
5.75%	09/25/21		257,139	250,530

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 154

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2006-QS16, Class A6
6.00%	11/25/36		$1,037,206	$875,464
Residential Accredit Loans Trust, Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[3,5]	4,336,753	32,220
Residential Asset Securities Trust, Series 2004-KS9, Class AII4
1.58%	10/25/34	[3]	20,508	16,553
Residential Asset Securities Trust, Series 2005-KS12, Class A3
1.30%	01/25/36	[3]	188,616	188,458
Residential Asset Securities Trust, Series 2005-KS9, Class M4
1.58%	10/25/35	[3]	5,465,000	5,438,511
Residential Asset Securities Trust, Series 2006-A9CB, Class A9
6.00%	09/25/36		6,615,649	4,331,992
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 1A
3.73%	04/25/37	[3]	371,742	250,267
Saxon Asset Securities Trust, Series 2005-4, Class M1
1.42%	11/25/37	[3]	8,400,000	8,067,468
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR2, Class A2
1.21%	02/25/37	[3]	1,742,175	1,159,538
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR4, Class A2B
1.18%	05/25/37	[3]	3,127,551	2,209,909
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
1.13%	12/25/36	[3]	8,312,488	4,903,705
Soundview Home Loan Trust, Series 2007-WMC1, Class 3A3
1.24%	02/25/37	[3]	1,212,263	494,775
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
3.30%	09/25/34	[3]	1,301,758	1,285,437
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
3.31%	03/25/34	[3]	2,106,611	2,125,680
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
3.20%	06/25/35	[3]	2,388,276	2,224,581
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 2A
3.31%	11/25/35	[3]	2,486,101	2,250,857
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3
3.33%	04/25/35	[3]	6,508,223	6,003,501

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
1.14%	12/25/36	[3]	$269,838	$234,103
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.56%	05/25/36	[3]	708,413	433,407
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 1A1
1.19%	05/25/46	[3]	613,101	471,193
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
2.14%	08/25/47	[3]	16,205,766	14,582,404
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-2XS, Class 2A2
2.28%	02/25/35	[3]	283,143	272,004
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS, Class 2A1A
2.53%	03/25/35	[3]	3,171,843	3,026,728
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
3.38%	06/25/32	[3]	124,705	121,976
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
3.28%	11/25/33	[3]	145,440	143,303
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-04, Class 3A1
3.43%	10/25/37	[3]	3,941,492	3,543,436
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
3.40%	01/25/37	[3]	1,711,716	1,701,970
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 5A1
3.70%	01/25/37	[3]	950,387	932,704
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
1.09%	01/25/37	[3]	4,623,847	2,786,483
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
1.70%	11/25/34	[3]	358,961	344,056
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.87%	01/25/35	[3]	1,325,043	1,348,612
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
1.40%	05/25/44	[3]	235,792	224,846
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
1.62%	01/25/45	[3]	366,031	346,139
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
1.30%	08/25/45	[3]	913,678	881,822

See accompanying notes to Schedule of Portfolio Investments.

155 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.76%	10/25/35	[3]	$3,308,882	$3,264,316
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
1.27%	10/25/45	[3]	2,181,533	2,095,542
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
3.00%	12/25/35	[3]	65,166	60,220
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A3
2.88%	12/25/35	[3]	3,459,295	3,345,729
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
1.31%	01/25/45	[3]	1,672,288	1,611,347
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
1.21%	04/25/45	[3]	1,880,964	1,787,322
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
1.62%	07/25/45	[3]	1,740,256	1,696,585
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.64%	02/25/46	[3]	10,081,843	9,751,980
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.55%	05/25/46	[3]	4,235,846	3,927,997
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.62%	07/25/46	[3]	8,389,896	7,456,234
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.74%	03/25/37	[3]	4,034,577	3,619,509
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A
1.34%	03/25/47	[3]	8,964,965	7,530,593
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
1.39%	06/25/47	[3]	2,908,168	2,582,431
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		66,134	63,773
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
1.23%	07/25/36	[3]	4,053,664	4,014,527
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
1.30%	03/25/37	[3]	4,690,000	3,567,832
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 1A1
3.32%	04/25/36	[3]	327,764	306,793

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 7A1
3.08%	10/25/35	[3]	$2,049,950	$2,007,468
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
3.09%	07/25/36	[3]	361,474	357,030
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
3.07%	10/25/36	[3]	1,740,176	1,666,502
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1
3.09%	03/25/36	[3]	3,045,471	3,062,710
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 3A2
3.18%	04/25/36	[3]	3,149,394	3,082,604

				707,674,288

U.S. Agency Mortgage-Backed — 10.46%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
1.11%	04/25/20	[3]	26,686,550	26,632,623
Fannie Mae Pool 463617
4.91%	10/01/19		3,976,157	4,227,363
Fannie Mae Pool 464814
4.43%	04/01/20		2,882,198	3,061,315
Fannie Mae Pool 467626
3.74%	05/01/18		3,897,910	3,960,057
Fannie Mae Pool 468048
4.41%	05/01/21		1,681,488	1,810,723
Fannie Mae Pool 468861
3.84%	08/01/21		3,944,597	4,179,171
Fannie Mae Pool 469853
3.32%	12/01/21		18,020,363	18,737,489
Fannie Mae Pool 471474
2.61%	05/01/19		3,190,000	3,234,216
Fannie Mae Pool 958777
4.43%	05/01/19		5,128,283	5,387,266
Fannie Mae Pool AD0791
4.73%	02/01/20		5,856,908	6,206,361
Fannie Mae Pool AE0134
4.40%	02/01/20		890,000	942,737
Fannie Mae Pool AE0918
3.67%	10/01/20		309,939	324,210
Fannie Mae Pool AL0151
4.38%	04/01/21		410,472	439,054
Fannie Mae Pool AL0600
4.30%	07/01/21		131,191	139,320
Fannie Mae Pool AL2293
4.38%	06/01/21		11,595,390	12,444,023

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 156

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL5584
4.42%	12/01/20		$4,515,579	$4,820,826
Fannie Mae Pool AN0026
3.48%	11/01/35		3,702,700	3,746,986
Fannie Mae Pool AN0564
3.20%	03/01/31		7,500,000	7,528,775
Fannie Mae Pool AN0971
3.11%	02/01/28		7,535,000	7,605,586
Fannie Mae Pool AN0976
3.26%	02/01/28		2,970,000	3,038,375
Fannie Mae Pool AN1151
3.20%	03/01/31		3,757,792	3,750,302
Fannie Mae Pool AN2799
2.21%	09/01/26		12,655,000	11,801,211
Fannie Mae Pool AN3516
1.43%	11/01/26	[3]	17,245,000	17,352,743
Fannie Mae Pool AN3597
1.42%	11/01/26	[3]	15,000,000	15,082,608
Fannie Mae Pool FN0000
3.59%	09/01/20		394,592	411,249
Fannie Mae REMICS, Series 2003-64, Class KS
8.38%	07/25/18	[3]	3,098	3,170
Fannie Mae REMICS, Series 2006-11, Class PS
20.97%	03/25/36	[3]	30,408	44,499
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
5.62%	03/25/36	[3]	1,949,874	363,228
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.07%	06/25/37	[3]	76,290	10,430
Fannie Mae REMICS, Series 2007-77, Class SK (IO)
4.89%	08/25/37	[3]	143,761	22,127
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
5.47%	04/25/37	[3]	1,755,489	344,703
Fannie Mae REMICS, Series 2008-18, Class SM (IO)
6.02%	03/25/38	[3]	97,034	19,886
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
5.22%	07/25/38	[3]	381,487	65,077
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
5.62%	10/25/40	[3]	106,983	19,198
Fannie Mae-Aces, Series 2003-M2, Class D
4.68%	01/25/33	[3]	1,063,285	1,122,078

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae-Aces,Series 2009-M2, Class X
1.12%	01/25/19	[3]	$53,712,655	$997,713
Fannie Mae-Aces, Series 2010-M5, Class X
0.91%	07/25/20	[3]	26,500,617	736,577
Fannie Mae-Aces, Series 2011-M5, Class X
1.14%	07/25/21	[3]	76,219,469	3,088,794
Fannie Mae-Aces, Series 2012-M17, Class X2
0.45%	11/25/22	[3]	153,175,354	2,960,114
Fannie Mae-Aces, Series 2012-M2, Class X
0.72%	02/25/22	[3]	84,146,534	2,371,413
Fannie Mae-Aces, Series 2012-M4, Class X1
0.62%	04/25/22	[3]	93,678,385	2,281,724
Fannie Mae-Aces, Series 2012-M9, Class ASQ2
1.51%	12/25/17		4,367,753	4,375,025
Fannie Mae-Aces, Series 2013-M14, Class FA
1.33%	08/25/18	[3]	8,724,545	8,738,740
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		7,827,708	7,819,188
Fannie Mae-Aces, Series 2014-M9, Class X1
4.46%	04/25/17	[3]	1,037,706	10
Fannie Mae-Aces, Series 2015-M3, Class FA
0.99%	06/25/18	[3]	6,203,707	6,202,753
Fannie Mae-Aces, Series 2016-M13, Class FA
1.44%	11/25/23	[3]	12,557,721	12,581,514
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class AX1
1.28%	08/25/19	[3]	85,087,728	2,335,607
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		1,525,000	1,619,615
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class X1 (IO)
1.09%	04/25/20	[3]	51,422,698	1,388,032
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K008, Class X3
5.25%	08/25/20	[3]	11,970,000	1,906,386

See accompanying notes to Schedule of Portfolio Investments.

157 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X2 (IO)
5.20%	09/25/40	[3]	$10,498,652	$1,711,215
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702, Class X1 (IO)
1.45%	02/25/18	[3]	57,739,814	526,581
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K703, Class A2
2.70%	05/25/18		7,371,876	7,454,868
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K719, Class X1
0.46%	06/25/22	[3]	93,609,232	1,400,862
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class A1
1.98%	10/25/22		5,272,476	5,224,525
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A2
1.33%	07/25/20	[3]	3,690,027	3,701,521
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
1.36%	04/25/20	[3]	23,145,343	23,176,293
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ04, Class A1
1.38%	10/25/20		13,576,441	13,498,962
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ05, Class A1
1.42%	05/25/21		21,930,370	21,650,198
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.08%	01/25/19	[3]	23,507,836	773,586
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
1.36%	08/25/23	[3]	5,725,703	5,743,835
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		3,055,000	3,215,437
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class X
0.65%	09/25/25	[3]	104,500,000	4,790,703

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		$4,139,899	$4,220,132
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.21%	01/25/20	[3]	31,741,668	826,496
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class X1
0.71%	12/25/22	[3]	98,518,943	2,712,847
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS01, Class X1 (IO)
1.37%	01/25/23	[3]	33,139,211	1,838,401
Freddie Mac REMICS, Series 2711, Class FA
1.91%	11/15/33	[3]	106,496	108,532
Freddie Mac REMICS, Series 2733, Class FB
1.51%	10/15/33	[3]	506,080	511,021
Freddie Mac REMICS, Series 3001, Class HS
14.47%	02/15/35	[3]	2,019	2,064
Freddie Mac REMICS, Series 3262, Class KS (IO)
5.50%	01/15/37	[3]	64,658	8,876
Freddie Mac REMICS, Series 3327, Class LZ
6.00%	06/15/37		534,895	592,297
Freddie Mac REMICS, Series 3339, Class JS
36.91%	07/15/37	[3]	24,722	47,727
Freddie Mac REMICS, Series 3404, Class AS (IO)
4.98%	01/15/38	[3]	109,824	15,363
Freddie Mac REMICS, Series 3439, Class SC (IO)
4.99%	04/15/38	[3]	73,723	10,426
Freddie Mac REMICS, Series 3828, Class TF
1.31%	04/15/29	[3]	104,989	105,253
Freddie Mac REMICS, Series 4030, Class HS (IO)
5.70%	04/15/42	[3]	254,653	44,071
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[8]	39,673	33,701
FREMF Mortgage Trust, Series 2011-K701, Class B
4.29%	07/25/48	[2,3]	11,500,000	11,633,953
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[3]	1,198,554	1,209,747

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 158

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2017

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 20088-80, Class D
5.35%	01/16/41		$1,108,110	$1,119,567
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		278,230	279,210
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		191,281	43,586
Ginnie Mae, Series 2011-152, Class IO
0.82%	08/16/51	[3]	23,701,442	656,885
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		355,817	31,283
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[3]	1,181,937	23,662
Ginnie Mae, Series 2011-77, Class IO
0.53%	04/16/42	[3]	41,273,209	1,519,329
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[3]	2,029,860	40,394
Ginnie Mae, Series 2011-86, Class B
3.00%	02/16/41		2,513,190	2,528,843
Ginnie Mae, Series 2012-112, Class IO
0.31%	02/16/53	[3]	73,845,184	1,953,855
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		123,096	5,933
Ginnie Mae, Series 2013-135, Class CS (IO)
5.27%	09/16/43	[3]	4,677,934	651,953
Ginnie Mae, Series 2014-125, Class IO
0.98%	11/16/54	[3]	43,108,683	3,032,407
Ginnie Mae, Series 2016-22, Class IX
1.23%	06/16/38	[3]	29,476,605	3,066,885
Ginnie Mae, Series 2017-44, Class IO
0.70%	04/17/51	[3]	27,159,025	1,813,229

				361,838,704

Total Mortgage-Backed
(Cost $1,423,520,682)				1,423,413,413

MUNICIPAL BONDS — 0.85%*
California — 0.40%
California Health Facilities Financing Authority, Saint Joseph Health, Series A
3.00%	10/01/41		875,000	744,074
3.00%	10/01/47		3,600,000	2,957,976
4.00%	10/01/47		2,330,000	2,340,974
State of California, Build America Bonds
7.95%	03/01/36		6,650,000	7,677,359

				13,720,383

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Massachusetts — 0.19%
Commonwealth of Massachusetts, Build America Bonds, Public Improvements
4.91%	05/01/29		$4,490,000	$5,196,681
Commonwealth of Massachusetts, Public Improvements, Series E
3.00%	04/01/44		1,325,000	1,166,358

				6,363,039

New York — 0.15%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		3,000,000	3,437,490
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,855,409

				5,292,899

Wisconsin — 0.11%
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group
4.00%	11/15/39		2,130,000	2,154,282
4.00%	11/15/46		1,675,000	1,685,134

				3,839,416

Total Municipal Bonds
(Cost $28,399,032)				29,215,737

U.S. AGENCY SECURITIES — 0.09%
U.S. Agency Securities — 0.09%
Federal Farm Credit Bank
1.02%	05/03/18	[3]	3,250,000	3,256,978

Total U.S. Agency Securities
(Cost $3,249,910)				3,256,978

U.S. TREASURY SECURITIES — 3.55%
U.S. Treasury Notes — 3.55%
U.S. Treasury Notes
0.63%	08/31/17		64,500,000	64,440,840
0.75%	10/31/17		21,730,000	21,708,355
1.00%	12/31/17		16,550,000	16,548,025
1.06%	01/31/18	[3]	20,000,000	20,046,547

Total U.S. Treasury Securities
(Cost $122,790,332)				122,743,767

Total Bonds – 94.91%
(Cost $3,277,952,019)				3,281,510,098

See accompanying notes to Schedule of Portfolio Investments.

159 / Annual Report March 2017

Unconstrained Bond Fund

Schedule of Portfolio Investment

March 31, 2017

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 5.14%
Commercial Paper — 0.11%
Kraft Heinz Foods Co.
1.60%[9]	06/30/17		$3,750,000	$3,751,350

Foreign Government Obligations — 3.26%
Japan Treasury Discount Bill, Series 657 (Japan)
0.00%[9]	04/17/17	[4]	3,200,000,000	28,719,447
Japan Treasury Discount Bill, Series 660 (Japan)
0.00%[9]	05/01/17	[4]	4,000,000,000	35,903,114
Japan Treasury Discount Bill, Series 665 (Japan)
0.00%[9]	05/22/17	[4]	5,370,000,000	48,203,593

				112,826,154

Money Market Funds — 1.69%
Dreyfus Government Cash Management Fund
0.66%[10]			56,329,000	56,329,000
Fidelity Investments Money Market Funds - Government Portfolio
0.56%[10,11]			2,240,000	2,240,000

				58,569,000

U.S. Treasury Bills — 0.08%
U.S. Treasury Bills
0.42%[9]	04/06/17	[12]	2,623,000	2,622,879

Total Short-Term Investments
(Cost $174,845,634)				177,769,383

Total Investments – 100.05%
(Cost $3,452,797,653)[1]				3,459,279,481

Liabilities in Excess of Other
Assets – (0.05)%				(1,845,340)

Net Assets – 100.00%				$3,457,434,141

	Currency Purchased		Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 04/17/17 at 111.35 Counterparty: JPMorgan Securities LLC
USD	$28,139,537	JPY	3,200,000,000	$(597,919)
Forward currency contract to sell Japanese Yen on 05/01/17 at 111.29 Counterparty: Citigroup Global Markets, Inc.
USD	$34,997,616	JPY	4,000,000,000	(944,439)
Forward currency contract to sell Japanese Yen on 05/22/17 at 111.21 Counterparty: Bank of America
USD	$47,058,823	JPY	5,370,000,000	(1,227,627)

Net unrealized (depreciation)				$(2,769,985)

Contracts				Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
1,261	U.S. Treasury Five Year Note, Expiration June 2017			$265,794

	Net unrealized appreciation			$265,794

Contracts				Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
605	U.S. Treasury Ten Year Note, Expiration June 2017			$(223,363)
385	U.S. Treasury Ultra Bond, Expiration June 2017			164,784

	Net unrealized (depreciation)			$(58,579)

Notes:

[1]	Cost for federal income tax purposes is $3,453,007,752 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$41,708,321

Gross unrealized (depreciation)	(35,436,592)

Net unrealized appreciation	$6,271,729

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2017.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $57,333,654, which is 1.66% of total net assets.

[6]	Non-income producing security.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2017.

[9]	Represents annualized yield at date of purchase.

[10]	Represents the current yield as of March 31, 2017.

[1][1]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $2,240,000.

[12]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,062,897.

†	Fair valued security. The aggregate value of fair valued securities is $4,572,087, which is 0.13% of total net assets, which have not been valued utilizing an independent quote

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2017 / 160

Unconstrained Bond Fund

Schedule of Portfolio Investment

March 31, 2017

and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

161 / Annual Report March 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2017

ASSETS:	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND

Investments, at value (Cost $21,129,489, $235,064,535, $871,988,806, $1,174,049,802, $3,105,568,336, $113,956,689, $82,967,487,704, $137,506,027, and $3,452,797,653, respectively) (Note 2)	$21,108,466	$235,645,571
Cash and cash equivalents (Note 2)	108,852	1,990,721
Premiums paid for swap contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Dividends and interest receivable	70,793	512,388
Due from Adviser (Note 6)	—	30,760
Net unrealized appreciation on unfunded commitments (Note 8)	—	13,823
Receivable for securities sold	—	10,296,494
Receivables from Lehman Brothers, at value (Cost $0, $0, $43,856, $0, $0, $83,326, $0, $0, and $0, respectively) (Note 3)	—	—
Receivable for capital stock sold	148,640	70,359
Receivable for daily variation margin on futures contracts (Note 3)	—	—
Other assets	18,663	19,595

Total assets	21,455,414	248,579,711

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	—	249,599
Unrealized depreciation on swap contracts	—	—
Options written, at value (Premiums received $0, $0, $0, $0, $540,000, $0, $4,196,000, $0, and $0, respectively) (Note 3)	—	—
Bank overdraft	—	—
Payable for securities purchased	629,394	16,733,671
Payable for capital stock redeemed	15,601	72,206
Payable for daily variation margin on futures contracts (Note 3)	50,325	—
Line of credit commitment fee payable	—	232
Distributions payable	158	11,703
Administrative fees payable	6,813	16,102
Advisory fees payable (Note 6)	8,444	106,108
Audit fees payable	23,360	2,007
Transfer agent fees payable	1,891	21,644
Accrued distribution (12b-1) and service fees payable	—	5,073
Accrued other expenses	5,195	13,403

Total liabilities	741,181	17,231,748

Net assets	$20,714,233	$231,347,963

Class M Shares:
Net assets (Applicable to 2,314,322, 2,491,449, 35,874,114, 8,930,814, 147,299,850, 5,516,252, 1,440,045,438, 15,523,122, and 122,812,923, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$20,714,233	$25,072,005

Net asset value, offering and redemption price per Class M share	$8.95	$10.06

Class I Shares:
Net assets (Applicable to 0, 20,507,647, 55,451,183, 102,657,569, 208,222,371, 8,764,620, 4,637,417,821, 16,555,337, and 167,977,081, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$206,275,958

Net asset value, offering and redemption price per Class I share	N/A	$10.06

Administrative Class:

Net assets (Applicable to 0, 0, 0, 0, 639,733, 0, 72,617,898, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)

	N/A	N/A

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A

Plan Class:
Net assets (Applicable to 0, 0, 0, 0, 0, 0, 1,376,039,895, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$49,249,289	$231,856,080
Undistributed (distributions in excess of) net investment income	5,082	315,418
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options written and swap contracts	(28,412,633)	(1,168,795)
Net unrealized appreciation/(depreciation) on investments	(21,023)	594,859
Net unrealized depreciation on futures contracts, foreign currency exchange contracts, options written and swap contracts	(106,482)	(249,599)

Net assets	$20,714,233	$231,347,963

1 Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

163 / Annual Report March 2017

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2017

HIGH YIELD BOND FUND[1]	INTERMEDIATE BOND FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$848,852,739	$1,178,182,437	$3,114,787,948	$114,815,472	$83,209,397,292	$137,502,908	$3,459,279,481
1,700,345	—	—	—	—	—	1,066,291
280,630	—	—	—	—	—	—
302,809	—	—	—	9,056,661	29,218	—
9,612,950	5,271,333	10,995,254	718,480	405,726,555	459,174	19,388,460
—	—	—	—	—	—	—
—	—	—	—	—	—	—
65,410,529	3,067,297	—	469,407	1,682,840,340	45	20,263,630
—	—	—	—	—	—	—
3,075,391	2,993,909	5,369,725	470,326	330,633,576	229,472	11,806,215
—	131,233	191,953	—	9,136,361	—	206,880
28,596	33,321	70,083	24,673	775,305	20,557	138,888

929,263,989	1,189,679,530	3,131,414,963	116,498,358	85,647,566,090	138,241,374	3,512,149,845

188,976	1,128,703	3,444,478	108,633	63,941,980	76,824	2,769,985
497,648	—	—	—	—	—	—
—	—	51,369	—	1,250,000	—	—
—	349	350,241	229,483	8,147,517	35,025	—
49,535,936	24,856,614	10,810,888	80,466	6,580,990,580	—	34,252,906
1,779,166	5,850,519	6,438,812	808,032	245,954,769	1,018,366	13,355,091
—	—	—	9,594	1,056,582	—	252,656
1,329	1,692	4,348	172	104,704	194	3,185
159,170	53,835	183,531	10,665	14,565,950	19,523	1,407,115
15,003	19,586	29,085	11,096	377,324	11,334	33,670
403,790	349,794	788,889	185,904	23,213,222	35,308	1,892,890
26,532	31,501	33,006	26,826	137,857	25,608	2,346
116,307	130,156	414,058	20,904	8,095,339	18,892	227,159
74,058	17,319	210,572	9,463	2,967,268	9,130	307,055
67,291	46,299	121,065	11,201	3,686,344	9,756	211,646
52,865,206	32,486,367	22,880,342	1,512,439	6,954,489,436	1,259,960	54,715,704
$876,398,783	$1,157,193,163	$3,108,534,621	$114,985,919	$78,693,076,654	$136,981,414	$3,457,434,141

$344,327,618	$92,641,686	$1,284,692,014	$44,430,099	$15,223,665,674	$66,237,695	$1,460,883,896
$9.60	$10.37	$8.72	$8.05	$10.57	$4.27	$11.90

$532,071,165	$1,064,551,477	$1,816,633,032	$70,555,820	$49,013,552,848	$70,743,719	$1,996,550,245
$9.60	$10.37	$8.72	$8.05	$10.57	$4.27	$11.89

N/A	N/A	$7,209,575	N/A	$768,125,331	N/A	N/A
N/A	N/A	$11.27	N/A	$10.58	N/A	N/A

N/A	N/A	N/A	N/A	$13,687,732,801	N/A	N/A
N/A	N/A	N/A	N/A	$9.95	N/A	N/A

$981,537,494	$1,168,550,771	$3,224,377,478	$173,833,433	$79,804,161,382	$167,106,473	$3,447,504,078
2,154,636	(411,839)	(2,877,392)	840,123	(50,595,187)	(167,947)	3,110,412

(83,729,608)	(14,288,863)	(119,731,648)	(60,347,128)	(1,267,778,157)	(29,906,387)	2,900,593
(23,179,924)	4,132,635	9,219,612	775,457	241,909,588	(3,119)	6,481,828
(383,815)	(789,541)	(2,453,429)	(115,966)	(34,620,972)	(47,606)	(2,562,770)
$876,398,783	$1,157,193,163	$3,108,534,621	$114,985,919	$78,693,076,654	$136,981,414	$3,457,434,141

See accompanying notes to financial statemenrts.

Annual Report March 2017 / 164

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2017

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND
Investment Income:
Interest	$121,893	$7,792,721
Dividends	4,968	11,422

Total investment income	126,861	7,804,143

Expenses:
Investment advisory fees (Note 6)	24,506	1,026,861
Administration fees	46,195	113,245
Commitment fee	—	919
Custodian fees	15,241	21,419
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	32,664
Administrative Class	—	—
Insurance expense	50	1,944
Miscellaneous expenses	3,902	5,565
Professional fees	39,665	45,810
Registration and filing fees	27,785	79,079
Reports to shareholders	1,744	4,095
Transfer agent fees	19,845	100,799
Trustees’ fees and expenses	54	1,864
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	178,987	1,434,264
Expenses waived and reimbursed (Note 6)	(131,176)	(101,217)

Net expenses	47,811	1,333,047

Net investment income	79,050	6,471,096

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments	256,147	269,530
Futures contracts	906,997	—
Foreign currency transactions	—	327,044
Options and swaptions written	—	—
Swap contracts	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments	(4,211)	4,094,038
Futures contracts	(194,056)	—
Foreign currency transactions	—	(249,599)
Options and swaptions written	—	—
Swap contracts	—	—

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	964,877	4,441,013

Net Increase in Net Assets from Operations	$1,043,927	$10,912,109

1  Consolidated Statement of Operations.

See accompanying notes to financial statements.

165 / Annual Report March 2017

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2017

HIGH YIELD BOND FUND[1]	INTERMEDIATE BOND FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$42,668,570	$25,808,371	$57,954,948	$6,918,531	$1,867,444,571	$2,121,973	$81,786,236
37,397	78,203	87,775	62,139	3,249,776	6,828	746,374

42,705,967	25,886,574	58,042,723	6,980,670	1,870,694,347	2,128,801	82,532,610

4,863,330	4,356,840	9,662,485	1,988,101	275,474,022	362,237	16,871,768
139,739	154,115	263,495	79,417	4,001,540	82,467	243,656
5,067	6,715	17,130	645	418,337	760	12,589
44,350	75,959	147,666	23,845	3,012,776	25,963	154,128
1,067,072	316,725	2,641,610	156,758	34,272,290	113,075	2,332,765
—	—	30,613	—	2,050,287	—	—
13,682	15,173	41,235	1,504	916,033	1,815	26,914
27,511	11,346	23,294	5,132	456,470	5,194	19,911
58,742	51,373	60,842	41,107	482,392	39,389	74,315
111,509	85,694	158,915	56,977	2,099,756	60,451	250,981
86,965	57,600	161,543	14,641	4,318,814	11,169	166,475
745,119	800,146	2,647,978	134,253	47,252,681	129,072	1,424,565
9,481	12,222	31,513	1,277	774,664	1,419	25,807
—	34,829	—	—	—	—	172,589

7,172,567	5,978,737	15,888,319	2,503,657	375,530,062	833,011	21,776,463
(239,308)	—	—	—	—	(227,293)	—

6,933,259	5,978,737	15,888,319	2,503,657	375,530,062	605,718	21,776,463

35,772,708	19,907,837	42,154,404	4,477,013	1,495,164,285	1,523,083	60,756,147

(14,460,649)	(4,818,890)	1,169,916	1,050,619	(394,813,137)	156,967	12,849,750
—	(1,693,313)	(1,770,827)	82,099	(107,845,039)	—	5,390,149
(88,364)	672,815	1,699,883	86,808	44,457,784	75,570	1,619,895
—	—	—	—	9,851,514	—	—
(335,771)	—	—	—	(20,460,483)	—	—
69,362,011	(5,527,203)	4,679,906	(560,123)	(464,283,602)	(180,886)	30,879,482
—	161,953	507,479	(10,400)	4,540,061	—	(173,890)
113,833	(569,032)	(1,817,632)	(108,633)	(22,082,262)	(47,606)	(2,764,647)
—	—	2,608	—	2,767,343	—	—
(1,736,378)	—	—	—	56,112,345	—	—

52,854,682	(11,773,670)	4,471,333	540,370	(891,755,476)	4,045	47,800,739

$88,627,390	$8,134,167	$46,625,737	$5,017,383	$603,408,809	$1,527,128	$108,556,886

See accompanying notes to financial statements.

Annual Report March 2017 / 166

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
Operations:
Net investment income	$79,050	$21,693
Net realized gain/(loss) on investments	256,147	(12,417)
Net realized gain/(loss) on futures contracts, foreign currency transactions and swap contracts	906,997	(206,474)
Net change in unrealized appreciation/(depreciation) on investments	(4,211)	(64,302)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency transactions and swap contracts	(194,056)	127,830

Net increase/(decrease) in net assets resulting from operations	1,043,927	(133,670)

Distributions to Shareholders from:
Net investment income:
Class M	(84,914)	(13,479)
Class I	—	—
Net realized gains:
Class M	—	—
Class I	—	—

Net decrease in net assets resulting from distributions	(84,914)	(13,479)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	20,025,926	2,806,227
Shares issued in reinvestment of distributions	83,462	13,175
Cost of shares redeemed	(2,759,934)	(10,001,620)

Total Class M capital share transactions	17,349,454	(7,182,218)

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	17,349,454	(7,182,218)

Net increase/(decrease) in net assets	18,308,467	(7,329,367)
Net assets at beginning of year	2,405,766	9,735,133

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $5,082, $10,946, $315,418, $4,875, $2,154,636, $2,243,607, $(411,839) and $491,490, respectively)	$20,714,233	$2,405,766

1Consolidated Statement of Changes in Net Assets.

See accompanying notes to financial statements.

167 / Annual Report March 2017

Metropolitan West Funds

Statements of Changes in Net Assets

FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND[1]		INTERMEDIATE BOND FUND
YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

$6,471,096	$5,596,583	$35,772,708	$52,328,224	$19,907,837	$17,315,436
269,530	(1,438,301)	(14,460,649)	(61,584,667)	(4,818,890)	2,551,638
327,044	—	(424,135)	2,962,709	(1,020,498)	1,319,717
4,094,038	(3,343,047)	69,362,011	(23,828,002)	(5,527,203)	(5,641,259)
(249,599)	—	(1,622,545)	1,600,553	(407,079)	(237,796)
10,912,109	815,235	88,627,390	(28,521,183)	8,134,167	15,307,736

(430,092)	(241,961)	(15,012,571)	(24,362,163)	(2,042,788)	(2,078,019)
(6,057,505)	(5,354,641)	(20,447,545)	(27,439,063)	(17,866,142)	(15,116,839)
—	(10,706)	—	—	(1,353,893)	(921,629)
—	(180,990)	—	—	(11,216,253)	(5,349,075)
(6,487,597)	(5,788,298)	(35,460,116)	(51,801,226)	(32,479,076)	(23,465,562)

22,105,281	5,866,138	102,467,900	134,398,577	34,560,581	87,406,099
425,111	247,284	14,089,551	22,808,910	3,289,882	2,915,041
(5,899,527)	(3,799,231)	(294,162,277)	(384,967,404)	(141,593,985)	(53,374,917)
16,630,865	2,314,191	(177,604,826)	(227,759,917)	(103,743,522)	36,946,223
66,700,805	57,870,758	179,658,835	276,834,102	262,405,408	254,895,544
6,035,908	5,530,053	19,145,045	24,935,658	28,361,392	19,858,382
(10,122,467)	(57,379,873)	(268,531,705)	(443,591,942)	(298,960,632)	(224,487,447)
62,614,246	6,020,938	(69,727,825)	(141,822,182)	(8,193,832)	50,266,479
79,245,111	8,335,129	(247,332,651)	(369,582,099)	(111,937,354)	87,212,702
83,669,623	3,362,066	(194,165,377)	(449,904,508)	(136,282,263)	79,054,876
147,678,340	144,316,274	1,070,564,160	1,520,468,668	1,293,475,426	1,214,420,550

$231,347,963	$147,678,340	$876,398,783	$1,070,564,160	$1,157,193,163	$1,293,475,426

See accompanying notes to financial statements.

Annual Report March 2017 / 168

Metropolitan West Funds

Statements of Changes in Net Assets

	LOW DURATION BOND FUND

	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
Operations:
Net investment income	$42,154,404	$44,492,254
Net realized gain/(loss) on investments	1,169,916	(8,673,826)
Net realized gain/(loss) on futures contracts, foreign currency transactions, options written, swap contracts and swaptions written	(70,944)	1,609,915
Net change in unrealized appreciation/(depreciation) on investments	4,679,906	(24,204,848)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency transactions, options written, swap contracts and swaptions written	(1,307,545)	(1,467,943)

Net increase/(decrease) in net assets resulting from operations	46,625,737	11,755,552

Distributions to Shareholders from:
Net investment income:
Class M	(16,518,816)	(18,221,036)
Class I	(25,574,907)	(24,870,489)
Administrative Class	(84,918)	(50,287)
Plan Class	—	—
Net realized gains:
Class M	(2,241,974)	—
Class I	(2,870,629)	—
Administrative Class	(10,644)	—
Plan Class	—	—

Net decrease in net assets resulting from distributions	(47,301,888)	(43,141,812)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	180,459,613	372,722,701
Shares issued in reinvestment of distributions	18,328,941	17,716,234
Cost of shares redeemed	(406,123,477)	(632,191,782)

Total Class M capital share transactions	(207,334,923)	(241,752,847)

Class I:
Proceeds from sale of shares	655,192,453	859,389,523
Shares issued in reinvestment of distributions	25,896,179	21,685,089
Cost of shares redeemed	(779,436,087)	(864,858,286)

Total Class I capital share transactions	(98,347,455)	16,216,326

Administrative Class:
Proceeds from sale of shares	2,687,967	4,260,096
Shares issued in reinvestment of distributions	40,977	35,098
Cost of shares redeemed	(2,876,028)	(1,495,308)

Total Administrative Class capital share transactions	(147,084)	2,799,886

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(305,829,462)	(222,736,635)

Net increase/(decrease) in net assets	(306,505,613)	(254,122,895)
Net assets at beginning of year	3,415,040,234	3,669,163,129

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(2,877,392), $570,209, $840,123, $348,990, $(50,595,187), $15,261,709, $(167,947), $(9,589), $3,110,412 and $772,542, respectively)	$3,108,534,621	$3,415,040,234

See accompanying notes to financial statements.

169 / Annual Report March 2017

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

$4,477,013	$5,386,486	$1,495,164,285	$1,242,966,321	$1,523,083	$1,151,142	$60,756,147	$47,939,180
1,050,619	184,540	(394,813,137)	600,389,830	156,967	(58,152)	12,849,750	(3,780,003)
168,907	(41,308)	(73,996,224)	75,029,995	75,570	—	7,010,044	(423,661)
(560,123)	(6,088,964)	(464,283,602)	(923,916,085)	(180,886)	(630,606)	30,879,482	(40,240,910)

(119,033)	11,817	41,337,487	(58,729,015)	(47,606)	—	(2,938,537)	(290,827)

5,017,383	(547,429)	603,408,809	935,741,046	1,527,128	462,384	108,556,886	3,203,779

(1,904,567)	(2,227,389)	(277,120,269)	(263,951,635)	(686,169)	(485,613)	(19,558,748)	(16,019,547)
(2,168,121)	(3,063,016)	(955,233,307)	(793,343,467)	(840,643)	(629,584)	(40,479,424)	(31,501,583)
—	—	(8,072,158)	(4,694,025)	—	—	—	—
—	—	(248,287,712)	(168,176,118)	—	—	—	—
—	—	(222,696,326)	(176,445,051)	(108,974)	—	(3,013,438)	—
—	—	(704,964,283)	(474,264,225)	(121,225)	—	(6,546,603)	—
—	—	(8,961,471)	(3,857,271)	—	—	—	—
—	—	(192,450,893)	(112,018,189)	—	—	—	—

(4,072,688)	(5,290,405)	(2,617,786,419)	(1,996,749,981)	(1,757,011)	(1,115,197)	(69,598,213)	(47,521,130)

33,432,941	26,527,451	3,992,463,470	4,725,265,517	25,079,438	44,670,332	994,385,397	389,592,016
1,778,452	2,120,372	489,977,761	430,224,404	726,639	455,136	20,632,048	14,633,132
(50,308,694)	(40,444,717)	(5,363,748,938)	(4,944,860,564)	(37,675,144)	(36,459,609)	(396,604,831)	(298,765,632)

(15,097,301)	(11,796,894)	(881,307,707)	210,629,357	(11,869,067)	8,665,859	618,412,614	105,459,516

36,975,339	22,336,619	19,346,305,233	17,361,334,166	16,157,871	46,002,893	1,017,691,121	552,139,801
2,167,343	3,060,624	1,412,530,613	1,082,189,276	766,525	469,237	31,097,875	23,364,013
(30,094,340)	(51,843,538)	(16,753,210,975)	(11,784,729,104)	(20,806,746)	(51,920,127)	(471,361,688)	(451,122,731)

9,048,342	(26,446,295)	4,005,624,871	6,658,794,338	(3,882,350)	(5,447,997)	577,427,308	124,381,083

—	—	613,134,034	195,891,617	—	—	—	—
—	—	16,687,101	8,071,773	—	—	—	—
—	—	(131,300,487)	(188,036,225)	—	—	—	—

—	—	498,520,648	15,927,165	—	—	—	—

—	—	5,317,255,405	4,908,695,313	—	—	—	—
—	—	437,164,459	277,896,783	—	—	—	—
—	—	(2,428,658,010)	(1,548,839,793)	—	—	—	—

—	—	3,325,761,854	3,637,752,303	—	—	—	—

(6,048,959)	(38,243,189)	6,948,599,666	10,523,103,163	(15,751,417)	3,217,862	1,195,839,922	229,840,599

(5,104,264)	(44,081,023)	4,934,222,056	9,462,094,228	(15,981,300)	2,565,049	1,234,798,595	185,523,248
120,090,183	164,171,206	73,758,854,598	64,296,760,370	152,962,714	150,397,665	2,222,635,546	2,037,112,298

$114,985,919	$120,090,183	$78,693,076,654	$73,758,854,598	$136,981,414	$152,962,714	$3,457,434,141	$2,222,635,546

See accompanying notes to financial statements.

Annual Report March 2017 / 170

Metropolitan West Funds

Financial Highlights

ALPHATRAK 500 FUND CLASS M
YEAR ENDED MARCH 31, 2017		YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$7.22	$7.22	$6.48	$5.35	$4.63

Income from Investment Operations:
Net investment income[1]	0.12	0.02	0.04	0.08	0.07
Net realized and unrealized gain	1.77	0.02	0.76	1.13	0.71

Total Income from Investment Operations	1.89	0.04	0.80	1.21	0.78

Less Distributions:
From net investment income	(0.16)	(0.04)	(0.06)	(0.08)	(0.06)

Total Distributions	(0.16)	(0.04)	(0.06)	(0.08)	(0.06)

Net Asset Value, End of Year	$8.95	$7.22	$7.22	$6.48	$5.35

Total Return	26.38%	0.53%	12.37%	22.75%	16.88%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$20,714	$2,406	$9,735	$5,324	$6,156
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.37%	2.64%	2.65%	2.98%	2.94%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.91%[2]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.49%	0.31%	0.54%	1.43%	1.45%
Portfolio Turnover Rate	505%	59%	30%	50%	41%

[1]	Per share numbers have been calculated using the average share method.
[2]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would have been 0.90%.

See accompanying notes to financial statements.

171 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND CLASS M*
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.80	$10.13	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.33	0.34	0.32	0.26
Net realized and unrealized gain/(loss)	0.26	(0.32)	(0.06)	0.25

Total Income from Investment Operations	0.59	0.02	0.26	0.51

Less Distributions:
From net investment income	(0.33)	(0.34)	(0.32)	(0.22)
From net capital gains	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.33)	(0.35)	(0.41)	(0.23)

Net Asset Value, End of Period	$10.06	$9.80	$10.13	$10.28

Total Return	6.08%	0.23%	2.53%	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$25,072	$8,206	$6,126	$5,311
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.05%	1.07%	1.10%	1.11%[3]
After expense waivers and reimbursements	0.90%	0.90%	0.88%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.28%	3.42%	3.15%	3.41%[3]
Portfolio Turnover Rate	40%	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Annual Report March 2017 / 172

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I*
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.80	$10.12	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.35	0.36	0.34	0.26
Net realized and unrealized gain/(loss)	0.26	(0.31)	(0.07)	0.26

Total Income from Investment Operations	0.61	0.05	0.27	0.52

Less Distributions:
From net investment income	(0.35)	(0.36)	(0.34)	(0.23)
From net capital gains	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.35)	(0.37)	(0.43)	(0.24)

Net Asset Value, End of Period	$10.06	$9.80	$10.12	$10.28

Total Return	6.29%	0.53%	2.63%	5.29%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$206,276	$139,472	$138,190	$115,448
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%	0.73%	0.74%	0.81%[3]
After expense waivers and reimbursements	0.70%	0.70%	0.68%	0.65%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.48%	3.61%	3.33%	3.34%[3]
Portfolio Turnover Rate	40%	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

173 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$9.09	$9.72	$10.37	$10.59	$10.11

Income from Investment Operations:
Net investment income[2]	0.34	0.39	0.45	0.54	0.64
Net realized and unrealized gain/(loss)	0.50	(0.63)	(0.51)	0.05	0.57

Total Income/(Loss) from Investment Operations	0.84	(0.24)	(0.06)	0.59	1.21

Less Distributions:
From net investment income	(0.33)	(0.39)	(0.45)	(0.53)	(0.68)
From net capital gains	—	—	(0.14)	(0.28)	(0.05)

Total Distributions	(0.33)	(0.39)	(0.59)	(0.81)	(0.73)

Net Asset Value, End of Year	$9.60	$9.09	$9.72	$10.37	$10.59

Total Return	9.35%	(2.52)%	(0.65)%	5.89%	12.40%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$344,328	$498,128	$764,684	$1,323,298	$1,335,683
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.89%	0.87%	0.89%	0.82%	0.81%
After expense waivers and reimbursements	0.85%	0.85%	0.83%	0.80%	0.79%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.55%	4.19%	4.41%	5.20%	6.20%
Portfolio Turnover Rate	185%	139%	61%	66%	74%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2017 / 174

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$9.09	$9.72	$10.37	$10.59	$10.11

Income from Investment Operations:
Net investment income[2]	0.36	0.42	0.47	0.57	0.66
Net realized and unrealized gain/(loss)	0.50	(0.64)	(0.51)	0.05	0.57

Total Income/(Loss) from Investment Operations	0.86	(0.22)	(0.04)	0.62	1.23

Less Distributions:
From net investment income	(0.35)	(0.41)	(0.47)	(0.56)	(0.70)
From net capital gains	—	—	(0.14)	(0.28)	(0.05)

Total Distributions	(0.35)	(0.41)	(0.61)	(0.84)	(0.75)

Net Asset Value, End of Year	$9.60	$9.09	$9.72	$10.37	$10.59

Total Return	9.62%	(2.28)%	(0.40)%	6.16%	12.67%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$532,071	$572,436	$755,786	$910,268	$997,308
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.61%	0.60%	0.56%	0.57%
After expense waivers and reimbursements	0.60%	0.60%	0.58%	0.55%	0.54%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.78%	4.44%	4.65%	5.45%	6.46%
Portfolio Turnover Rate	185%	139%	61%	66%	74%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

175 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$10.58	$10.65	$10.52	$10.69	$10.47

Income from Investment Operations:
Net investment income[1]	0.14	0.13	0.14	0.24	0.35
Net realized and unrealized gain/(loss)	(0.09)	(0.03)	0.16	(0.16)	0.40

Total Income from Investment Operations	0.05	0.10	0.30	0.08	0.75

Less Distributions:
From net investment income	(0.15)	(0.12)	(0.14)	(0.24)	(0.35)
From net capital gains	(0.11)	(0.05)	(0.03)	(0.01)	(0.18)

Total Distributions	(0.26)	(0.17)	(0.17)	(0.25)	(0.53)

Net Asset Value, End of Year	$10.37	$10.58	$10.65	$10.52	$10.69

Total Return	0.43%	1.03%	2.87%	0.80%	7.28%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$92,642	$199,031	$163,048	$144,635	$115,576
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[2]	0.70%	0.72%	0.69%	0.69%
After expense waivers and reimbursements	0.70%	0.70%	0.68%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.35%	1.20%	1.30%	2.25%	3.24%
Portfolio Turnover Rate	252%	309%	253%	208%	119%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying notes to financial statements.

Annual Report March 2017 / 176

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$10.58	$10.65	$10.52	$10.69	$10.47

Income from Investment Operations:
Net investment income[1]	0.17	0.15	0.15	0.25	0.37
Net realized and unrealized gain/(loss)	(0.10)	(0.02)	0.17	(0.15)	0.40

Total Income from Investment Operations	0.07	0.13	0.32	0.10	0.77

Less Distributions:
From net investment income	(0.17)	(0.15)	(0.16)	(0.26)	(0.37)
From net capital gains	(0.11)	(0.05)	(0.03)	(0.01)	(0.18)

Total Distributions	(0.28)	(0.20)	(0.19)	(0.27)	(0.55)

Net Asset Value, End of Year	$10.37	$10.58	$10.65	$10.52	$10.69

Total Return	0.68%	1.28%	3.09%	1.02%	7.50%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,064,551	$1,094,444	$1,051,372	$356,129	$197,719
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%	0.46%	0.48%[2]	0.46%	0.48%
After expense waivers and reimbursements	0.45%	0.46%	0.48%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.63%	1.44%	1.38%	2.39%	3.46%
Portfolio Turnover Rate	252%	309%	253%	208%	119%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%.

See accompanying notes to financial statements.

177 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$8.73	$8.81	$8.81	$8.83	$8.60

Income from Investment Operations:
Net investment income[1]	0.10	0.10	0.11	0.14	0.25
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.08)	(0.00)[2]	(0.01)	0.23

Total Income from Investment Operations	0.10	0.02	0.11	0.13	0.48

Less Distributions:
From net investment income	(0.10)	(0.10)	(0.11)	(0.15)	(0.25)
From net capital gains	(0.01)	—	—	—	—

Total Distributions	(0.11)	(0.10)	(0.11)	(0.15)	(0.25)

Net Asset Value, End of Year	$8.72	$8.73	$8.81	$8.81	$8.83

Total Return	1.25%	0.22%	1.24%	1.45%	5.64%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,284,692	$1,492,411	$1,749,130	$1,918,474	$1,140,625
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%	0.62%	0.62%	0.57%	0.57%
After expense waivers and reimbursements	0.61%	0.62%	0.61%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.19%	1.16%	1.21%	1.60%	2.83%
Portfolio Turnover Rate	95%	119%	30%	31%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2017 / 178

Metropolitan West Funds

Financial Highlights

			LOW DURATION
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$8.73	$8.81	$8.81	$8.83	$8.60

Income from Investment Operations:
Net investment income[1]	0.12	0.12	0.13	0.16	0.26
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.08)	(0.00)[2]	(0.02)	0.24

Total Income from Investment Operations	0.12	0.04	0.13	0.14	0.50

Less Distributions:
From net investment income	(0.12)	(0.12)	(0.13)	(0.16)	(0.27)
From net capital gains	(0.01)	—	—	—	—

Total Distributions	(0.13)	(0.12)	(0.13)	(0.16)	(0.27)

Net Asset Value, End of Year	$8.72	$8.73	$8.81	$8.81	$8.83

Total Return	1.46%	0.44%	1.46%	1.64%	5.84%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,816,633	$1,915,270	$1,915,434	$1,695,160	$741,747
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.40%	0.39%	0.39%	0.37%	0.38%
After expense waivers and reimbursements	0.40%	0.39%	0.39%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.40%	1.39%	1.42%	1.78%	3.00%
Portfolio Turnover Rate	95%	119%	30%	31%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

179 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND
	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$11.27	$11.37	$11.38	$11.41	$11.11

Income from Investment Operations:
Net investment income[1]	0.12	0.12	0.12	0.14	0.32
Net realized and unrealized gain/(loss)	0.01	(0.11)	(0.00)[2]	—	0.28

Total Income from Investment Operations	0.13	0.01	0.12	0.14	0.60

Less Distributions:
From net investment income	(0.12)	(0.11)	(0.13)	(0.17)	(0.30)
From net capital gains	(0.01)	—	—	—	—

Total Distributions	(0.13)	(0.11)	(0.13)	(0.17)	(0.30)

Net Asset Value, End of Year	$11.27	$11.27	$11.37	$11.38	$11.41

Total Return	1.22%	0.13%	1.04%	1.21%	5.46%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$7,210	$7,359	$4,599	$3,623	$105
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.72%	0.72%	0.78%	0.77%
After expense waivers and reimbursements	0.72%	0.72%	0.72%	0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.08%	1.07%	1.09%	1.24%	2.85%
Portfolio Turnover Rate	95%	119%	30%	31%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2017 / 180

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$7.99	$8.32	$8.29	$8.32	$7.82

Income from Investment Operations:
Net investment income[1]	0.27	0.28	0.18	0.22	0.39
Net realized and unrealized gain/(loss)	0.04	(0.33)	0.02	(0.02)	0.51

Total Income/(Loss) from Investment Operations	0.31	(0.05)	0.20	0.20	0.90

Less Distributions:
From net investment income	(0.25)	(0.28)	(0.17)	(0.23)	(0.40)

Total Distributions	(0.25)	(0.28)	(0.17)	(0.23)	(0.40)

Net Asset Value, End of Year	$8.05	$7.99	$8.32	$8.29	$8.32

Total Return	3.91%	(0.57)%	2.37%	2.42%	11.80%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$44,430	$59,072	$73,453	$73,180	$36,823
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.09%	1.87%	2.41%	2.26%	2.16%
After expense waivers and reimbursements	2.09%	1.87%	2.35%	2.26%	2.16%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.36%	3.46%	2.20%	2.62%	4.85%
Portfolio Turnover Rate	42%	20%	32%	51%	50%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

181 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$7.98	$8.31	$8.29	$8.32	$7.82

Income from Investment Operations:
Net investment income[1]	0.29	0.31	0.20	0.25	0.42
Net realized and unrealized gain/(loss)	0.05	(0.33)	—	(0.03)	0.50

Total Income/(Loss) from Investment Operations	0.34	(0.02)	0.20	0.22	0.92

Less Distributions:
From net investment income	(0.27)	(0.31)	(0.18)	(0.25)	(0.42)

Total Distributions	(0.27)	(0.31)	(0.18)	(0.25)	(0.42)

Net Asset Value, End of Year	$8.05	$7.98	$8.31	$8.29	$8.32

Total Return	4.32%	(0.25)%	2.49%	2.69%	12.08%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$70,556	$61,018	$90,718	$146,485	$178,751
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.84%	1.54%	2.10%	1.99%	1.91%
After expense waivers and reimbursements	1.84%	1.54%	2.10%	1.99%	1.91%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.64%	3.78%	2.37%	3.07%	5.18%
Portfolio Turnover Rate	42%	20%	32%	51%	50%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2017 / 182

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$10.83	$11.02	$10.68	$10.92	$10.54

Income from Investment Operations:
Net investment income[1]	0.18	0.18	0.19	0.29	0.36
Net realized and unrealized gain/(loss)	(0.11)	(0.07)	0.38	(0.18)	0.62

Total Income from Investment Operations	0.07	0.11	0.57	0.11	0.98

Less Distributions:
From net investment income	(0.18)	(0.18)	(0.20)	(0.29)	(0.38)
From net capital gains	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.33)	(0.30)	(0.23)	(0.35)	(0.60)

Net Asset Value, End of Year	$10.57	$10.83	$11.02	$10.68	$10.92

Total Return	0.70%	0.99%	5.38%	1.07%	9.46%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$15,223,666	$16,488,095	$16,558,422	$10,587,362	$10,806,099
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%	0.66%	0.68%	0.62%	0.61%
After expense waivers and reimbursements	0.67%	0.66%	0.68%	0.62%	0.61%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.71%	1.64%	1.79%	2.70%	3.30%
Portfolio Turnover Rate	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

183 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$10.83	$11.01	$10.68	$10.92	$10.54

Income from Investment Operations:
Net investment income[1]	0.21	0.20	0.21	0.31	0.38
Net realized and unrealized gain/(loss)	(0.11)	(0.06)	0.38	(0.18)	0.62

Total Income from Investment Operations	0.10	0.14	0.59	0.13	1.00

Less Distributions:
From net investment income	(0.21)	(0.20)	(0.23)	(0.31)	(0.40)
From net capital gains	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.36)	(0.32)	(0.26)	(0.37)	(0.62)

Net Asset Value, End of Year	$10.57	$10.83	$11.01	$10.68	$10.92

Total Return	0.93%	1.31%	5.54%	1.29%	9.69%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$49,013,553	$46,277,563	$40,277,552	$16,023,118	$13,693,971
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%	0.43%	0.44%	0.40%	0.40%
After expense waivers and reimbursements	0.44%	0.43%	0.44%	0.40%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.94%	1.87%	1.94%	2.90%	3.52%
Portfolio Turnover Rate	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2017 / 184

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND
	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$10.84	$11.02	$10.68	$10.93	$10.55

Income from Investment Operations:
Net investment income[1]	0.17	0.16	0.16	0.26	0.33
Net realized and unrealized gain/(loss)	(0.11)	(0.06)	0.40	(0.18)	0.63

Total Income from Investment Operations	0.06	0.10	0.56	0.08	0.96

Less Distributions:
From net investment income	(0.17)	(0.16)	(0.19)	(0.27)	(0.36)
From net capital gains	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.32)	(0.28)	(0.22)	(0.33)	(0.58)

Net Asset Value, End of Year	$10.58	$10.84	$11.02	$10.68	$10.93

Total Return	0.59%	0.96%	5.25%	0.79%	9.24%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$768,125	$291,168	$281,479	$39,430	$15,783
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.78%	0.80%	0.81%	0.81%
After expense waivers and reimbursements	0.78%	0.78%	0.80%	0.81%	0.81%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.62%	1.51%	1.45%	2.47%	3.04%
Portfolio Turnover Rate	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

185 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND PLAN CLASS
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$10.20	$10.38	$10.07	$10.30	$9.95

Income from Investment Operations:
Net investment income[1]	0.20	0.20	0.18	0.29	0.35
Net realized and unrealized gain/(loss)	(0.10)	(0.07)	0.38	(0.17)	0.60

Total Income from Investment Operations	0.10	0.13	0.56	0.12	0.95

Less Distributions:
From net investment income	(0.20)	(0.19)	(0.22)	(0.29)	(0.38)
From net capital gains	(0.15)	(0.12)	(0.03)	(0.06)	(0.22)

Total Distributions	(0.35)	(0.31)	(0.25)	(0.35)	(0.60)

Net Asset Value, End of Year	$9.95	$10.20	$10.38	$10.07	$10.30

Total Return	1.03%	1.33%	5.60%	1.30%	9.73%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$13,687,733	$10,702,029	$7,179,308	$535,236	$348,453
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%	0.38%	0.40%	0.39%	0.40%
After expense waivers and reimbursements	0.37%	0.38%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.01%	1.93%	1.77%	2.88%	3.42%
Portfolio Turnover Rate	313%	303%	246%	255%	160%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2017 / 186

Metropolitan West Funds

Financial Highlights

			ULTRA SHORT
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$4.27	$4.29	$4.30	$4.31	$4.20

Income from Investment Operations:
Net investment income[1]	0.04	0.03	0.03	0.04	0.06
Net realized and unrealized gain/(loss)	0.01	(0.02)	(0.01)	(0.01)	0.12

Total Income from Investment Operations	0.05	0.01	0.02	0.03	0.18

Less Distributions:
From net investment income	(0.04)	(0.03)	(0.03)	(0.04)	(0.07)
From net capital gains	(0.01)	—	—	—	—

Total Distributions	(0.05)	(0.03)	(0.03)	(0.04)	(0.07)

Net Asset Value, End of Year	$4.27	$4.27	$4.29	$4.30	$4.31

Total Return	1.14%	0.18%	0.42%	0.74%	4.26%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$66,238	$78,212	$69,868	$97,090	$56,977
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%	0.68%	0.65%	0.60%	0.64%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.97%	0.66%	0.63%	0.92%	1.50%
Portfolio Turnover Rate	63%	37%	16%	31%	43%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

187 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$4.28	$4.30	$4.31	$4.32	$4.21

Income from Investment Operations:
Net investment income[1]	0.05	0.04	0.03	0.05	0.07
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.03)	(0.00)[2]	(0.01)	0.11

Total Income from Investment Operations	0.05	0.01	0.03	0.04	0.18

Less Distributions:
From net investment income	(0.05)	(0.03)	(0.04)	(0.05)	(0.07)
From net capital gains	(0.01)	—	—	—	—

Total Distributions	(0.06)	(0.03)	(0.04)	(0.05)	(0.07)

Net Asset Value, End of Year	$4.27	$4.28	$4.30	$4.31	$4.32

Total Return	1.06%	0.34%	0.59%	0.90%	4.42%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$70,744	$74,751	$80,530	$100,622	$67,947
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.49%	0.50%	0.46%	0.43%	0.48%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.13%	0.83%	0.79%	1.09%	1.70%
Portfolio Turnover Rate	63%	37%	16%	31%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2017 / 188

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$11.72	$11.95	$11.87	$11.81	$11.23

Income from Investment Operations:
Net investment income[1]	0.25	0.23	0.21	0.29	0.36
Net realized and unrealized gain/(loss)	0.22	(0.23)	0.08	0.07	0.61

Total Income/(Loss) from Investment Operations	0.47	—	0.29	0.36	0.97

Less Distributions:
From net investment income	(0.25)	(0.23)	(0.21)	(0.29)	(0.39)
From net capital gains	(0.04)	—	—	(0.01)	—

Total Distributions	(0.29)	(0.23)	(0.21)	(0.30)	(0.39)

Net Asset Value, End of Year	$11.90	$11.72	$11.95	$11.87	$11.81

Total Return	4.11%	(0.02)%	2.47%	3.09%	9.72%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,460,884	$827,053	$738,090	$305,872	$100,087
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%[2]	1.04%	1.04%	1.04%	1.35%
After expense waivers and reimbursements	1.04%	1.04%	1.03%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.13%	1.95%	1.76%	2.46%	3.07%
Portfolio Turnover Rate	33%	23%	18%	38%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying notes to financial statements.

189 / Annual Report March 2017

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013
Net Asset Value, Beginning of Year	$11.71	$11.94	$11.86	$11.80	$11.22

Income from Investment Operations:
Net investment income[1]	0.29	0.27	0.24	0.32	0.38
Net realized and unrealized gain/(loss)	0.22	(0.24)	0.08	0.07	0.62

Total Income from Investment Operations	0.51	0.03	0.32	0.39	1.00

Less Distributions:
From net investment income	(0.29)	(0.26)	(0.24)	(0.32)	(0.42)
From net capital gains	(0.04)	—	—	(0.01)	—

Total Distributions	(0.33)	(0.26)	(0.24)	(0.33)	(0.42)

Net Asset Value, End of Year	$11.89	$11.71	$11.94	$11.86	$11.80

Total Return	4.43%	0.29%	2.72%	3.34%	9.98%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,996,550	$1,395,583	$1,299,022	$412,757	$87,893
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%	0.73%	0.79%[2]	0.78%	1.10%
After expense waivers and reimbursements	0.73%	0.73%	0.79%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.46%	2.25%	2.00%	2.70%	3.21%
Portfolio Turnover Rate	33%	23%	18%	38%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%.

See accompanying notes to financial statements.

Annual Report March 2017 / 190

Notes to Financial Statements

March 31, 2017

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification ( the “ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

191 / Annual Report March 2017

Notes to Financial Statements (Continued)

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enables the High Yield Bond Fund to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the High Yield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for the High Yield Bond Fund. The High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to the High Yield Bond Fund.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S.Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their

Annual Report March 2017 / 192

Notes to Financial Statements (Continued)

direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

193 / Annual Report March 2017

Notes to Financial Statements (Continued)

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Annual Report March 2017 / 194

Notes to Financial Statements (Continued)

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2017, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and warrants.

195 / Annual Report March 2017

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value March 31, 2017 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 585,000	$ —	$ —	$ 585,000
U.S. Treasury Bills	5,094,421	—	—	5,094,421
Long-Term Investments:
Asset-Backed Securities	—	1,775,995	—	1,775,995
Bank Loans	—	—	74,930	74,930
Corporates	—	4,286,513	—	4,286,513
Mortgage-Backed	—	4,485,991	66,570	4,552,561
Mutual Funds	971,249	—	—	971,249
U.S. Treasury Securities	3,767,797	—	—	3,767,797

Other Financial Instruments *
Liabilities:
Equity contracts	(106,482)	—	—	(106,482)

Total	$10,311,985	$10,548,499	$141,500	$21,001,984

*Other financial instruments include futures. Equity contracts include futures.
FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 4,930,000	$ —	$ —	$ 4,930,000
U.S. Agency Discount Notes	—	2,999,433	—	2,999,433
U.S. Treasury Bills	20,291,111	—	—	20,291,111
Long-Term Investments:
Bank Loans	—	174,770,728	14,643,546	189,414,274
Corporates	—	17,548,957	—	17,548,957
Municipal Bonds	—	461,796	—	461,796

Other Financial Instruments *
Liabilities:
Foreign currency exchange contracts	—	(249,599)	—	(249,599)

Total	$25,221,111	$195,531,315	$14,643,546	$235,395,972

*Other financial instruments include foreign currency exchange contracts.

Annual Report March 2017 / 196

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$16,833,000	$ —	$ —	$ 16,833,000
U.S. Agency Discount Notes	—	6,998,677	—	6,998,677
U.S. Treasury Bills	38,987,707	—	—	38,987,707
Long-Term Investments:
Bank Loans	—	35,658,503	13,314,153	48,972,656
Common Stock	549,617	—	767,223	1,316,840
Corporates	—	694,847,109	13,153,506	708,000,615
Mortgage-Backed	—	7,438,681	—	7,438,681
U.S. Treasury Securities	19,958,543	—	—	19,958,543
Warrant	—	—	346,020	346,020

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	302,809	—	302,809
Liabilities:
Credit contracts	—	(217,018)	—	(217,018)
Foreign currency exchange contracts	—	(188,976)	—	(188,976)

Total	$ 76,328,867	$ 744,839,785	$ 27,580,902	$ 848,749,554

*Other financial instruments include swap contracts and foreign currency exchange contracts. Credit contracts include credit default swaps.

197 / Annual Report March 2017

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 1,680,605	$ —	$ 1,680,605
Foreign Government Obligations	—	56,911,936	—	56,911,936
Money Market Funds	16,868,000	—	—	16,868,000
U.S. Treasury Bills	20,867,300	—	—	20,867,300
Long-Term Investments:
Asset-Backed Securities	—	72,819,590	—	72,819,590
Bank Loans	—	3,716,672	3,197,008	6,913,680
Corporates	—	418,922,005	176,099	419,098,104
Mortgage-Backed	—	196,847,384	538,763	197,386,147
Municipal Bonds	—	19,377,678	—	19,377,678
U.S. Treasury Securities	354,653,353	11,606,044	—	366,259,397

Other Financial Instruments *
Assets:
Interest rate contracts	339,162	—	—	339,162
Liabilities:
Foreign currency exchange contracts	—	(1,128,703)	—	(1,128,703)

Total	$ 392,727,815	$ 780,753,211	$ 3,911,870	$ 1,177,392,896

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

Annual Report March 2017 / 198

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 5,275,899	$ —	$ 5,275,899
Foreign Government Obligations	—	152,685,340	—	152,685,340
Money Market Funds	9,771,048	—	—	9,771,048
U.S. Treasury Bills	1,839,915	—	—	1,839,915
Long-Term Investments:
Asset-Backed Securities	—	236,176,187	—	236,176,187
Bank Loans	—	5,877,643	17,006,597	22,884,240
Corporates	—	830,188,169	2,370,677	832,558,846
Mortgage-Backed	—	932,470,278	4,397,060	936,867,338
Municipal Bonds	—	10,653,412	—	10,653,412
Purchased Swaptions	—	95,808	—	95,808
U.S. Treasury Securities	905,979,915	—	—	905,979,915

Other Financial Instruments *
Assets:
Interest rate contracts	502,418	—	—	502,418
Liabilities:
Foreign currency exchange contracts	—	(3,444,478)	—	(3,444,478)
Interest rate contracts	—	(51,369)	—	(51,369)

Total	$ 918,093,296	$ 2,169,926,889	$ 23,774,334	$ 3,111,794,519

*Other financial instruments include foreign currency exchange contracts, futures and written swaptions. Interest rate contracts include futures and written swaptions.

199 / Annual Report March 2017

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 6,284,358	$ —	$ 6,284,358
Money Market Funds	2,633,000	—	—	2,633,000
U.S. Agency Discount Notes	—	799,939	—	799,939
U.S. Treasury Bills	3,988,340	—	—	3,988,340
Long-Term Investments:
Asset-Backed Securities	—	13,243,272	266,936	13,510,208
Bank Loans	—	216,454	—	216,454
Corporates	—	31,429,911	—	31,429,911
Mortgage-Backed	—	53,819,938	1,362,818	55,182,756
Municipal Bonds	—	770,506	—	770,506

Other Financial Instruments *
Assets:
Interest rate contracts	777	—	—	777
Liabilities:
Foreign currency exchange contracts	—	(108,633)	—	(108,633)
Interest rate contracts	(8,110)	—	—	(8,110)

Total	$6,614,007	$106,455,745	$1,629,754	$114,699,506

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

Annual Report March 2017 / 200

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 116,689,211	$ —	$ 116,689,211
Foreign Government Obligations	—	3,751,026,293	—	3,751,026,293
Money Market Funds	497,383,020	—	—	497,383,020
U.S. Agency Discount Notes	—	749,303,329	—	749,303,329
U.S. Treasury Bills	1,276,825,499	—	—	1,276,825,499
Long-Term Investments:
Asset-Backed Securities	—	4,780,367,730	16,341,472	4,796,709,202
Bank Loans	—	118,197,686	55,094,852	173,292,538
Common Stock	460,312	—	—	460,312
Corporates	—	21,287,097,384	38,276,920	21,325,374,304
Mortgage-Backed	—	30,117,406,589	20,753,697	30,138,160,286
Municipal Bonds	—	700,867,207	—	700,867,207
Put Options Purchased	4,937,500	—	—	4,937,500
U.S. Treasury Securities	18,313,710,728	1,364,657,863	—	19,678,368,591

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	9,056,661	—	9,056,661
Interest rate contracts	17,318,347	—	—	17,318,347
Liabilities:
Foreign currency exchange contracts	—	(63,941,980)	—	(63,941,980)
Interest rate contracts	(1,250,000)	—	—	(1,250,000)

Total	$20,109,385,406	$62,930,727,973	$130,466,941	$83,170,580,320

        *Other financial instruments include foreign currency exchange contracts, futures and written options. Interest rate contracts include futures and written options.

201 / Annual Report March 2017

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 480,173	$ —	$ 480,173
Foreign Government Obligations	—	6,553,436	—	6,553,436
Money Market Funds	131,000	—	—	131,000
U.S. Agency Discount Notes	—	1,499,886	—	1,499,886
U.S. Treasury Bills	4,198,014	—	—	4,198,014
Long-Term Investments:
Asset-Backed Securities	—	4,754,404	—	4,754,404
Corporates	—	35,830,478	—	35,830,478
Mortgage-Backed	—	58,420,814	40,509	58,461,323
U.S. Treasury Securities	25,594,194	—	—	25,594,194

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	29,218	—	29,218
Liabilities:
Foreign currency exchange contracts	—	(76,824)	—	(76,824)

Total	$29,923,208	$107,491,585	$40,509	$137,455,302

*Other financial instruments include foreign currency exchange contracts.

Annual Report March 2017 / 202

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Commercial Paper	$ —	$ 3,751,350	$ —	$ 3,751,350

Foreign Government Obligations	—	112,826,154	—	112,826,154

Money Market Funds	58,569,000	—	—	58,569,000

U.S. Treasury Bills	2,622,879	—	—	2,622,879

Long-Term Investments:

Asset-Backed Securities	—	553,181,535	—	553,181,535

Bank Loans	—	7,423,206	11,393,267	18,816,473

Corporates	—	1,082,014,364	2,473,774	1,084,488,138

Foreign Government Obligations	—	46,394,057	—	46,394,057

Mortgage-Backed	—	1,379,946,800	43,466,613	1,423,413,413

Municipal Bonds	—	29,215,737	—	29,215,737

U.S. Agency Securities	—	3,256,978	—	3,256,978

U.S. Treasury Securities	122,743,767	—	—	122,743,767

Other Financial Instruments *

Assets:

Interest rate contracts	430,578	—	—	430,578

Liabilities:

Foreign currency exchange contracts	—	(2,769,985)	—	(2,769,985)

Interest rate contracts	(223,363)	—	—	(223,363)

Total	$ 184,142,861	$ 3,215,240,196	$ 57,333,654	$ 3,456,716,711

*Other financial instruments include futures and foreign currency exchange contracts. Interest rate contracts include futures.

203 / Annual Report March 2017

Notes to Financial Statements (Continued)

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no financial assets and/or liabilities transferred from level 1 to level 2 or from level 2 to level 1 for the year ended March 31, 2017.

For the year ended March 31, 2017, a reconciliation of level 3 investments is presented when the Fund had a significant amount of level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	BANK LOANS	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$—	$70,638
Accrued discounts/premiums	—	(6,528)
Realized (loss)	—	—
Change in unrealized appreciation/ (depreciation)*	(258)	(9,845)
Purchases	75,188	12,305
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of March 31, 2017	$74,930	$66,570

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(6,030) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2017.

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of
April 1, 2016	$5,559,446
Accrued discounts/premiums	10,665
Realized loss	(312,855)
Change in unrealized appreciation/ (depreciation)*	1,301,516
Purchases	5,846,883
Sales	(1,840,513)
Transfers into Level 3**	4,078,404
Transfers out of Level 3**	—

Balance as of March 31, 2017	$14,643,546

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $1,022,022 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $4,078,404 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2017 / 204

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES		WARRANT

Balance as of April 1, 2016	$27,771,571 ***	$1,253,454	$22,270,665	****	$—
Accrued discounts/premiums	15,302	—	171,868		—
Realized (loss)	(1,239,552)	(1,295,608)	(1,134,910)		—
Change in unrealized appreciation/ (depreciation)*	9,775,330	(607,047)	(4,464,605)		(2,299,608)
Purchases	(13,754,100)	3,714,942	3,223,308		2,645,628
Sales	(13,322,967)	(2,298,518)	(6,912,820)		—
Transfers into Level 3**	4,068,569	—	—		—
Transfers out of Level 3**	—	—	—		—

Balance as of March 31, 2017	$13,314,153	$767,223	$13,153,506		$346,020

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(2,833,213) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $4,068,569 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of March 31, 2016, Boston Generating LLC, Term Loan, 1st Lien had a $0 market value.

**** As of March 31, 2016, Momentive Performance Materials, Inc. had a $0 market value.

INTERMEDIATE BOND FUND	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$—	$283,594	$682,507
Accrued discounts/premiums	529	—	(18,932)
Realized (loss)	—	—	—
Change in unrealized appreciation/ (depreciation)*	465	(96,145)	(124,812)
Purchases	3,196,014	—	—
Sales	—	(11,350)	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2017	$3,197,008	$176,099	$538,763

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(220,957) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2017.

205 / Annual Report March 2017

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$—	$4,019,898	$5,862,125
Accrued discounts/premiums	992	—	(84,056)
Realized (loss)	—	—	—
Change in unrealized (depreciation)*	(22,537)	(1,083,421)	(1,381,009)
Purchases	15,047,483	—	—
Sales	—	(565,800)	—
Transfers into Level 3**	1,980,659	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2017	$17,006,597	$2,370,677	$4,397,060

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(2,464,430) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,980,659 transferred from level 2 to level 3 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$402,078	$—	***	$26,821	$1,005,180
Accrued discounts/premiums	359	—		—	35,913
Realized (loss)	—	(107,166)		(49,476)	(127,621)
Change in unrealized appreciation/ (depreciation)*	(135,501)	107,166		79,120	(164,063)
Purchases	—	—		—	830,370
Sales	—	—		(56,465)	(216,961)
Transfers into Level 3**	—	—		—	—
Transfers out of Level 3**	—	—		—	—

Balance as of March 31, 2017	$266,936	$—		$—	$1,362,818

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(240,182) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2017.

*** As of March 31, 2016, Boston Generating LLC, Term Loan, 1st Lien had a $0 market value.

Annual Report March 2017 / 206

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$28,370,192	$52,190,000	$65,454,924	$26,027,198
Accrued discounts/premiums	—	252	400,628	(835,600)
Realized gain	—	—	780,395	—
Change in unrealized (depreciation)*	(12,028,720)	(91,487)	(11,884,154)	(4,437,901)
Purchases	—	2,996,087	6,644,825	—
Sales	—	—	(23,119,698)	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2017	$16,341,472	$55,094,852	$38,276,920	$20,753,697

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(30,565,187) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2017.

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$49,149
Accrued discounts/premiums	(4,325)
Realized (loss)	—
Change in unrealized (depreciation)*	(4,315)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2017	$40,509

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(4,315) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2017.

207 / Annual Report March 2017

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$4,430,000	$4,035,580	$19,434,734
Accrued discounts/premiums	1,030	57,112	(743,231)
Realized gain/(loss)	—	125,755	(388,376)
Change in unrealized appreciation/ (depreciation)*	917	(1,341,963)	(5,491,954)
Purchases	3,396,133	2,317,000	31,314,947
Sales	—	(2,719,710)	(659,507)
Transfers into Level 3**	3,565,187	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2017	$11,393,267	$2,473,774	$43,466,613

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2017 was $(4,841,114) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $3,565,187 transferred from level 2 to level 3 in the disclosure hierarchy.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2017, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$74,930	Third-party Vendor	Vendor Prices	$99.91	$99.91

Mortgage-Backed Securities - Commercial Mortgage-Backed	$8,271	Third-party Vendor	Vendor Prices	0.49	0.49

Mortgage-Backed Securities-Non Agency	$58,299	Third-party Vendor	Vendor Prices	1.39	1.39

FLOATING RATE INCOME FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$14,643,546	Third-party Vendor	Vendor Prices	$66.13 - $102.00	$96.06

HIGH YIELD BOND FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$13,314,153	Third-party Vendor	Vendor Prices	$71.33 - $101.50	$91.65

Common Stock	$767,223	Broker Quote	Offered Quote	22.50 - 35.50	24.62

Corporate Securities	$13,153,506	Third-party Vendor	Vendor Prices	0.00 - 108.50	48.06

Warrant	$346,020	Third-party Vendor	Vendor Prices	4.50 - 24.75	20.81

INTERMEDIATE BOND FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$3,197,008	Third-party Vendor	Vendor Prices	$99.91	$99.91

Corporate Securities	$176,099	Third-party Vendor	Vendor Prices	38.50	38.50

Mortgage-Backed Securities-Commercial Mortgage-Backed	$538,534	Third-party Vendor	Vendor Prices	6.31	6.31

Mortgage-Backed Securities-Non- Agency	$229	Third-party Vendor	Vendor Prices	6.26	6.26

Annual Report March 2017 / 208

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$17,006,597	Third-party Vendor	Vendor Prices	$81.05 - $99.91	$97.71
Corporate Securities	$2,370,677	Third-party Vendor	Vendor Prices	39.00	39.00

Mortgage-Backed Securities- Commercial Mortgage-Backed	$1,489,563	Third-party Vendor	Vendor Prices	6.31	6.31

Mortgage-Backed Securities-Non- Agency	$2,907,497	Third-party Vendor	Vendor Prices	1.90	1.90

STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$266,936	Benchmark Pricing	Offered Quote	$15.75 - $57.00	$45.54

Mortgage-Backed Securities- Commercial Mortgage Backed	$1,152,397	Third-party Vendor	Vendor Prices	1.03 - 6.43	5.13

Mortgage-Backed Securities-Non- Agency	$210,421	Third-party Vendor	Vendor Prices	6.26 - 12.40	12.40

TOTAL RETURN BOND FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$16,341,472	Benchmark Pricing	Offered Quote	$56.00 - $57.00	$56.45
Bank Loans	$55,094,852	Third-party Vendor	Vendor Prices	93.00 - 99.91	97.63
Corporate Securities	$38,276,920	Third-party Vendor	Vendor Prices	38.50 - 109.81	61.42

Mortgage-Backed Securities- Commercial Mortgage-Backed	$59,870	Third-party Vendor	Vendor Prices	0.99	0.99

Mortgage-Backed Securities-Non- Agency	$20,693,827	Third-party Vendor	Vendor Prices	1.23 - 3.15	2.11

ULTRA SHORT BOND FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non- Agency	$40,509	Third-party Vendor	Vendor Prices	$1.39 - $6.26	$1.40

UNCONSTRAINED BOND FUND	FAIR VALUE AT 3/31/17	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$11,393,267	Third-party Vendor	Vendor Prices	$81.05 - $99.91	$93.02
Corporate Securities	$2,473,774	Third-party Vendor	Vendor Prices	38.50 - 39.00	38.62

Mortgage-Backed Securities- Commercial Mortgage-Backed	$43,322,803	Third-party Vendor	Vendor Prices	2.43 - 8.29	5.70

Mortgage-Backed Securities-Non- Agency	$143,810	Third-party Vendor	Vendor Prices	0.74 - 12.40	9.68

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process described below.

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Adviser with consent by the Adviser’s Pricing Working Group in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Adviser’s Pricing Working Group employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Adviser’s Pricing Working Group reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Trust’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Adviser, as part of the daily process, conducts back-testing of prices based on daily trade activities.

209 / Annual Report March 2017

Notes to Financial Statements (Continued)

The Adviser’s Pricing Working Group consists of the Adviser’s General Counsel, Chief Compliance Officer, internal regulatory legal counsel, members of the Adviser’s Mutual Fund Administration Department, and a representative from the portfolio management team. The Adviser’s Pricing Working Group reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2017:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received on swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

	Investments, at value	Options written

Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received for swap contracts

Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received for swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

	—	Options written

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

	—	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2017:

		ASSET DERIVATIVE INVESTMENTS

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Interest contracts:
Futures[1]	$—	$—	$—	$339,162
Foreign currency exchange contracts:
Forwards	—	—	302,809	—

Total	$—	$—	$302,809	$339,162

		ASSET DERIVATIVE INVESTMENTS

	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$502,418	$777	$17,318,347	$—	$430,578
Options purchased	—	—	4,937,500	—	—
Swaptions purchased	95,808	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	9,056,661	29,218	—

Total	$598,226	$777	$31,312,508	$29,218	$430,578

1 Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

Annual Report March 2017 / 210

Notes to Financial Statements (Continued)

		LIABILITY DERIVATIVE INVESTMENTS

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$ —	$ —	$(217,018)	$ —

Equity contracts:
Futures[1]	(106,482)	—	—	—

Foreign currency exchange contracts:
Forwards	—	(249,599)	(188,976)	(1,128,703)

Total	$(106,482)	$(249,599)	$(405,994)	$(1,128,703)

		LIABILITY DERIVATIVE INVESTMENTS

	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$ —	$ (8,110)	$ —	$ —	$(223,363)
Options written	—	—	(1,250,000)	—	—
Swaptions written	(51,369)	—	—	—	—
Foreign currency exchange contracts:
Forwards	(3,444,478)	(108,633)	(63,941,980)	(76,824)	(2,769,985)

Total	$(3,495,847)	$(116,743)	$(65,191,980)	$(76,824)	$(2,993,348)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2017:

REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Credit contracts:
Swaps	$ —	$ —	$(335,771)	$ —
Equity contracts:
Futures	906,997	—	—	—
Interest contracts:
Futures	—	—	—	(1,693,313)
Foreign currency exchange contracts:
Forwards	—	327,044	(88,364)	672,815

Total	$906,997	$327,044	$(424,135)	$(1,020,498)

211 / Annual Report March 2017

Notes to Financial Statements (Continued)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures	$(1,770,827)	$82,099	$(107,845,039)	$—	$5,390,149
Options and swaptions written	—	—	9,851,514	—	—
Swap contracts	—	—	(20,460,483)	—	—
Foreign currency exchange contracts:
Forwards	1,699,883	86,808	44,457,784	75,570	1,619,895

Total	$(70,944)	$168,907	$(73,996,224)	$75,570	$7,010,044

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Credit contracts:

Swaps	$—	$—	$(1,736,378)	$—

Equity contracts:

Futures[1]	(194,056)	—	—	—

Interest contracts:

Futures[1]	—	—	—	161,953

Foreign currency exchange contracts:

Forwards	—	(249,599)	113,833	(569,032)

Total	$(194,056)	$(249,599)	$(1,622,545)	$(407,079)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures[1]	$507,479	$(10,400)	$4,540,061	$—	$(173,890)
Options and swaptions written	2,608	—	2,767,343	—	—
Swap contracts	—	—	56,112,345	—	—
Foreign currency exchange contracts:
Forwards	(1,817,632)	(108,633)	(22,082,262)	(47,606)	(2,764,647)

Total	$(1,307,545)	$(119,033)	$41,337,487	$(47,606)	$(2,938,537)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments.

Annual Report March 2017 / 212

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Financial futures contracts:
Average number of contracts purchased	64	—	—	905
Average value of contracts purchased	$35,833	$—	$—	$474,887
Credit default swaps:
Average number of contracts - buy protection	—	—	3	—
Average notional value - buy protection	$—	$—	$19,750,000	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	3	1	4
Average value of contracts sold	$—	$127,457	$28,458	$2,273,829

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Financial futures contracts:
Average number of contracts purchased	1,860	—	66,110	—	613
Average number of contracts sold	—	23	5,708	—	1,033
Average value of contracts purchased	$590,546	$—	$33,793,106	$—	$255,618
Average value of contracts sold	$—	$25,348	$1,358,637	$—	$1,994,539
Options written:
Average number of contracts	—	—	2	—	—
Average notional value	$—	$—	$9,187,813	$—	$—
Interest rate swaps:
Average number of contracts - pays fixed rate	—	—	3	—	—
Average notional value - pays fixed rate	$—	$—	$146,242,500	$—	$—
Swaptions written:
Average number of contracts	1	—	—	—	—
Average notional value	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	5	3	6	4	5
Average value of contracts sold	$6,080,742	$170,460	$124,833,350	$152,539	$4,260,418

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2017.

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing

213 / Annual Report March 2017

Notes to Financial Statements (Continued)

broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

Annual Report March 2017 / 214

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		FLOATING RATE INCOME FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]

Bank of America, NA

Foreign Currency Exchange Contracts	$50,310	$—	$—	$50,310

Total Bank of America, NA	50,310	—	—	50,310

Citigroup, Inc.

Forward Currency Exchange Contracts	$89,048	$—	$—	$89,048

Total Citigroup, Inc.	89,048	—	—	89,048

JPMorgan Chase & Co.

Forward Currency Exchange Contracts	$110,241	$—	$—	$110,241

Total JPMorgan Chase & Co.	110,241	—	—	110,241

Total	$249,599	$—	$—	$249,599

  1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

  2Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Bank of America, NA

Foreign Currency Exchange Contracts	$302,809	$—	$(188,976)	$113,833

Total Bank of America, NA	302,809	—	(188,976)	113,833

Total	$302,809	$—	$(188,976)	$113,833

  1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

  2Represents the net amount receivable from the counterparty in the event of default.

215 / Annual Report March 2017

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Bank of America, NA
Foreign Currency Exchange Contracts	$188,976	$—	$(188,976)	$—

Total Bank of America, NA	188,976	—	(188,976)	—

Goldman Sachs Group, Inc.
Swap agreements	$110,460	$—	$—	$110,460

Total Goldman Sachs Group, Inc.	110,460	—	—	110,460

Morgan Stanley Capital Services Inc.
Swap agreements	$106,558	$—	$—	$106,558

Total Morgan Stanley Capital Services Inc.	106,558	—	—	106,558

Total	$405,994	$—	$(188,976)	$217,018

3Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2017 / 216

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		IINTERMEDIATE BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Bank of America, NA
Foreign Currency Exchange Contracts	$465,727	$(465,727)	$—	$—

Total Bank of America, NA	465,727	(465,727)	—	—

Citigroup, Inc.
Foreign Currency Exchange Contracts	$401,387	$(401,387)	$—	$—

Total Citigroup, Inc.	401,387	(401,387)	—	—

JPMorgan Chase & Co.
Foreign Currency Exchange Contracts	$261,589	$(130,000)	$—	$131,589

Total JPMorgan Chase & Co.	261,589	(130,000)	—	131,589

Total	$1,128,703	$(997,114)	$—	$131,589

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Goldman Sachs Group, Inc.

Swaptions	$95,808	$—	$(51,369)	$44,439

Total Goldman Sachs Group, Inc.	95,808	—	(51,369)	44,439

Total	$95,808	$—	$(51,369)	$44,439

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

217 / Annual Report March 2017

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Bank of America, NA

Foreign Currency Exchange Contracts	$1,606,048	$(1,606,048)	$—	$—

Total Bank of America, NA	1,606,048	(1,606,048)	—	—

Citigroup, Inc.

Foreign Currency Exchange Contracts	$1,109,716	$(1,109,716)	$—	$—

Total Citigroup, Inc.	1,109,716	(1,109,716)	—	—

Goldman Sachs Group, Inc. Swaptions	$51,369	$—	$(51,369)	$—

Total Goldman Sachs Group, Inc.	51,369	—	(51,369)	—

JPMorgan Chase & Co.

Foreign Currency Exchange Contracts	$728,714	$(728,714)	$—	$—

Total JPMorgan Chase & Co.	728,714	(728,714)	—	—

Total	$3,495,847	$(3,444,478)	$(51,369)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2017 / 218

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		STRATEGIC INCOME FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Bank of America, NA

Forward Currency Exchange Contracts	$96,827	$—	$—	$96,827

Total Bank of America, NA	96,827	—	—	96,827

Citigroup, Inc.

Forward Currency Exchange Contracts	$11,806	$—	$—	$11,806

Total Citigroup, Inc.	11,806	—	—	11,806

Total	$108,633	$—	$—	$108,633

3Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Citigroup, Inc.

Foreign Currency Exchange Contracts	$9,056,661	$—	$(9,056,661)	$—

Total Citigroup, Inc.	9,056,661	—	(9,056,661)	—

Total	$9,056,661	$—	$(9,056,661)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

219 / Annual Report March 2017

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Bank of America, NA

Foreign Currency Exchange Contracts	$31,207,773	$(31,207,773)	$—	$—

Total Bank of America, NA	31,207,773	(31,207,773)	—	—

Citigroup, Inc.

Foreign Currency Exchange Contracts	$26,061,806	$(17,005,145)	$(9,056,661)	$—

Total Citigroup, Inc.	26,061,806	(17,005,145)	(9,056,661)	—

JPMorgan Chase & Co.

Foreign Currency Exchange Contracts	$6,672,401	$(6,672,401)	$—	$—

Total JPMorgan Chase & Co.	6,672,401	(6,672,401)	—	—

Total	$63,941,980	$(54,885,319)	$(9,056,661)	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Citigroup, Inc.

Forward Currency Exchange Contracts	$29,218	$—	$—	$29,218

Total Citigroup, Inc.	29,218	—	—	29,218

Total	$29,218	$—	$—	$29,218

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2017 / 220

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Bank of America, NA

Foreign Currency Exchange Contracts	$58,139	$—	$—	$58,139

Total Bank of America, NA	58,139	—	—	58,139

JPMorgan Chase & Co.

Foreign Currency Exchange Contracts	$18,685	$—	$—	$18,685

Total JPMorgan Chase & Co.	18,685	—	—	18,685

Total	$76,824	$—	$—	$76,824

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]

Bank of America, NA

Foreign Currency Exchange Contracts	$1,227,627	$(1,227,627)	$—	$—

Total Bank of America, NA	1,227,627	(1,227,627)	—	—

Citigroup, Inc.

Foreign Currency Exchange Contracts	$944,439	$—	$—	$944,439

Total Citigroup, Inc.	944,439	—	—	944,439

JPMorgan Chase & Co.

Foreign Currency Exchange Contracts	$597,919	$(597,919)	$—	$—

Total JPMorgan Chase & Co.	597,919	(597,919)	—	—

Total	$2,769,985	$(1,825,546)	$—	$944,439

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

221 / Annual Report March 2017

Notes to Financial Statements (Continued)

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2017, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

Annual Report March 2017 / 222

Notes to Financial Statements (Continued)

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund, Unconstrained Bond Fund, Floating Rate Income Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2017, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended March 31, 2017, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2017, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a

223 / Annual Report March 2017

Notes to Financial Statements (Continued)

market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the year ended March 31, 2017.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options- The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2017, the Low Duration Bond Fund held written swaptions.

Annual Report March 2017 / 224

Notes to Financial Statements (Continued)

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2017, for which a portfolio is the seller of protection are also disclosed. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

225 / Annual Report March 2017

Notes to Financial Statements (Continued)

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2017, the Low Duration Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2017, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If

Annual Report March 2017 / 226

Notes to Financial Statements (Continued)

unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt- A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

227 / Annual Report March 2017

Notes to Financial Statements (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2017, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$14,666,732	$4,053,543
Floating Rate Income Fund	184,721,083	66,127,748
High Yield Bond Fund	1,487,679,005	1,585,451,539
Intermediate Bond Fund	720,900,274	663,708,696
Low Duration Bond Fund	892,636,844	511,935,776
Strategic Income Fund	57,093,461	44,055,568
Total Return Bond Fund	123,520,237,441	110,714,166,623
Ultra Short Bond Fund	58,163,923	23,572,768
Unconstrained Bond Fund	2,314,858,306	754,213,200

Purchases include the Total Return Bond Fund and Unconstrained Bond Fund’s purchase of certain securities from affiliated investment accounts for a total of $6,277,677 and $16,268,253, respectively, in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Investment transactions in U.S. government securities for the year ended March 31, 2017 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$25,470,784	$21,758,951
Floating Rate Income Fund	—	—
High Yield Bond Fund	58,266,625	37,668,317
Intermediate Bond Fund	2,251,615,815	2,354,508,481
Low Duration Bond Fund	2,367,423,297	2,400,452,657
Strategic Income Fund	1,226,475	1,223,793
Total Return Bond Fund	127,507,734,916	128,251,905,812
Ultra Short Bond Fund	56,994,157	59,093,936
Unconstrained Bond Fund	105,096,759	27,434,304

Transactions in swaption contracts written for the year ended March 31, 2017, were as follows:

LOW DURATION
BOND FUND
	CONTRACTS	PREMIUMS
Outstanding at April 1, 2016	30,000	$540,000
Swaptions written during year	—	—
Swaptions closed during year	—	—
Swaptions expired during year	—	—
Swaptions exercised during year	—	—
Outstanding at March 31, 2017	30,000	$540,000

Transactions in option contracts written for the year ended March 31, 2017, were as follows:

	TOTAL RETURN		TOTAL RETURN
	BOND FUND		BOND FUND
	CALL CONTRACTS	CALL PREMIUMS	PUT CONTRACTS	PUT PREMIUMS
Outstanding at April 1, 2016	413	$ 50,423	10,000	$ 223,000
Options written during year	83,500	11,097,998	237,000	44,326,220
Options closed during year	(64,913)	(9,723,148)	(217,000)	(40,130,220)
Options expired during year	(19,000)	(1,425,273)	(10,000)	(223,000)
Options exercised during year	—	—	—	—
Outstanding at March 31, 2017	—	$ —	20,000	$ 4,196,000

Annual Report March 2017 / 228

Notes to Financial Statements (Continued)

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.35% resulting in $1,988,101 of total management fees for the year ended March 31, 2017. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.11% resulting in $24,506 total management fees for the year ended March 31, 2017.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2017, were as follows:

	INVESTMENT ADVISORY FEE				CONTRACTUAL EXPENSE
	RATE				LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.00%-0.70%	N/A	N/A	N/A	0.90%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.90%	0.70%	N/A	N/A
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	0.85%	0.60%	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	0.30%	N/A	0.63%	0.44%	0.83%	N/A
Strategic Income Fund	0.50%-1.90%	0.50%-1.90%	N/A	N/A	2.35%	2.10%	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	1.04%	0.80%	N/A	N/A

1 The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2017, unless approved by the Board.

At March 31, 2017, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2018	2019	2020	TOTAL

AlphaTrak 500 Fund	$112,318	$120,243	$131,176	$363,737
Floating Rate Income Fund	83,121	60,249	101,217	244,587
High Yield Bond Fund	785,013	173,972	239,308	1,198,293
Intermediate Bond Fund	53,881	—	—	53,881
Ultra Short Bond Fund	255,028	256,571	227,293	738,892

Total	$1,289,361	$611,035	$698,994	$2,599,390

229 / Annual Report March 2017

Notes to Financial Statements (Continued)

During the year ended March 31, 2017, the Adviser recouped $34,829 from the Intermediate Bond Fund and $172,589 from the Unconstrained Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $120,000 and $10,000 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $171,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $34,000 and $17,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2017. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2017, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

The Board of Trustees has approved a Supplemental Administration Agreement, dated and effective as of July 29, 2015, between the Adviser and the Trust. The Supplemental Administration Agreement provides for payment to the Adviser for a variety of supplemental administrative services either not provided by BNY Mellon Investment Servicing (US) Inc., the Funds’ administrator, or services related to additional support or review and supervision of the administrator’s services. The fee payable under this Agreement is an amount set from time to time by the Board of Trustees, which may not exceed $650,000 annually for all Funds. To date, no fees have been charged or paid under the Agreement.

8.	Commitments and Contingencies

The Floating Rate Income Fund had the following unfunded commitments and unrealized gain/(loss) by investment as of March 31, 2017:

UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Dubois Chemicals, Inc.,
Delayed Draw Term Loan, 1st Lien	March 2024	$ 353,355	$ 4,355
Oberthur Technologies Group SAS,
Term Loan B2, 1st Lien	December 2023	935,748	6,571
TricorBraun, Inc.,
Delayed-Draw Term Loan, 1st Lien	October 2023	137,898	2,897
Total Unfunded Commitments		$1,427,001	$13,823

From time to time, a Fund may become a party to certain legal proceedings incidental to the normal course of its business. As of March 31, 2017, management is not aware of any pending or threatened litigation against a Fund.

Annual Report March 2017 / 230

Notes to Financial Statements (Continued)

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	333,047	1,349,042

Shares sold	2,310,463	386,769

Shares issued through reinvestment of distributions	10,153	1,828

Shares redeemed	(339,341)	(1,404,592)

Net increase/(decrease) in fund shares	1,981,275	(1,015,995)

Shares outstanding at end of year	2,314,322	333,047

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	837,086	605,049	14,232,960	13,651,778

Shares sold	2,200,959	589,287	6,681,676	5,750,171

Shares issued through reinvestment of distributions	42,403	24,894	603,566	555,230

Shares redeemed	(588,999)	(382,144)	(1,010,555)	(5,724,219)

Net increase in fund shares	1,654,363	232,037	6,274,687	581,182

Shares outstanding at end of year	2,491,449	837,086	20,507,647	14,232,960

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	54,778,695	78,671,133	62,970,316	77,788,026

Shares sold	10,909,864	14,443,559	19,143,693	29,841,493

Shares issued through reinvestment of distributions	1,500,091	2,431,323	2,036,355	2,662,171

Shares redeemed	(31,314,536)	(40,767,320)	(28,699,181)	(47,321,374)

Net (decrease) in fund shares	(18,904,581)	(23,892,438)	(7,519,133)	(14,817,710)

Shares outstanding at end of year	35,874,114	54,778,695	55,451,183	62,970,316

231 / Annual Report March 2017

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	18,812,209	15,306,206	103,485,612	98,733,197

Shares sold	3,266,897	8,289,053	24,908,245	24,175,571

Shares issued through reinvestment of distributions	314,339	277,124	2,712,782	1,888,060

Shares redeemed	(13,462,631)	(5,060,174)	(28,449,070)	(21,311,216)

Net increase/(decrease) in fund shares	(9,881,395)	3,506,003	(828,043)	4,752,415

Shares outstanding at end of year	8,930,814	18,812,209	102,657,569	103,485,612

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	171,038,365	198,650,634	219,424,752	217,471,268

Shares sold	20,668,122	42,544,828	75,031,888	98,130,036

Shares issued through reinvestment of distributions	2,099,437	2,023,370	2,964,648	2,476,074

Shares redeemed	(46,506,074)	(72,180,467)	(89,198,917)	(98,652,626)

Net increase/(decrease) in fund shares	(23,738,515)	(27,612,269)	(11,202,381)	1,953,484

Shares outstanding at end of year	147,299,850	171,038,365	208,222,371	219,424,752

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	652,992	404,363

Shares sold	238,282	377,780

Shares issued through reinvestment of distributions	3,634	3,101

Shares redeemed	(255,175)	(132,252)

Net increase/(decrease) in fund shares	(13,259)	248,629

Shares outstanding at end of year	639,733	652,992

Annual Report March 2017 / 232

Notes to Financial Statements (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	7,397,766	8,833,702	7,646,228	10,918,780

Shares sold	4,154,787	3,255,588	4,596,358	2,722,670

Shares issued through reinvestment of distributions	221,062	260,442	269,617	375,885

Shares redeemed	(6,257,363)	(4,951,966)	(3,747,583)	(6,371,107)

Net increase/(decrease) in fund shares	(1,881,514)	(1,435,936)	1,118,392	(3,272,552)

Shares outstanding at end of year	5,516,252	7,397,766	8,764,620	7,646,228

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	1,522,053,047	1,503,218,234	4,272,994,483	3,657,432,478

Shares sold	369,371,476	436,934,989	1,793,212,860	1,606,579,177

Shares issued through reinvestment of distributions	45,942,701	40,057,068	132,414,307	100,754,414

Shares redeemed	(497,321,786)	(458,157,244)	(1,561,203,829)	(1,091,771,586)

Net increase/(decrease) in fund shares	(82,007,609)	18,834,813	364,423,338	615,562,005

Shares outstanding at end of year	1,440,045,438	1,522,053,047	4,637,417,821	4,272,994,483

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	26,863,547	25,536,843	1,049,072,162	691,565,369

Shares sold	56,390,300	18,080,875	523,822,410	482,441,735

Shares issued through reinvestment of distributions	1,571,833	751,750	43,572,139	27,481,581

Shares redeemed	(12,207,782)	(17,505,921)	(240,426,816)	(152,416,523)

Net increase in fund shares	45,754,351	1,326,704	326,967,733	357,506,793

Shares outstanding at end of year	72,617,898	26,863,547	1,376,039,895	1,049,072,162

233 / Annual Report March 2017

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	18,299,489	16,273,702	17,464,894	18,734,104

Shares sold	5,868,261	10,427,889	3,776,694	10,719,912

Shares issued through reinvestment of distributions	170,062	106,263	179,253	109,397

Shares redeemed	(8,814,690)	(8,508,365)	(4,865,504)	(12,098,519)

Net increase/(decrease) in fund shares	(2,776,367)	2,025,787	(909,557)	(1,269,210)

Shares outstanding at end of year	15,523,122	18,299,489	16,555,337	17,464,894

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of year	70,589,674	61,782,339	119,202,854	108,814,137

Shares sold	83,956,378	32,946,154	85,970,979	46,786,850

Shares issued through reinvestment of distributions	1,739,843	1,241,255	2,624,688	1,982,569

Shares redeemed	(33,472,972)	(25,380,074)	(39,821,440)	(38,380,702)

Net increase in fund shares	52,223,249	8,807,335	48,774,227	10,388,717

Shares outstanding at end of year	122,812,923	70,589,674	167,977,081	119,202,854

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2017, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*

AlphaTrak 500 Fund	$62,522,182	$15,892,244	$12,617,196	$—	$—

Floating Rate Income Fund	—	—	—	—	1,168,179

High Yield Bond Fund	—	—	—	—	80,944,265

Low Duration Bond Fund	99,373,584	21,029,490	42,081,240	—	55,588,883

Strategic Income Fund	47,852,416	18,413,032	41,345,040	—	595,284

Ultra Short Bond Fund	17,068,161	14,894,875	10,083,524	134,340	4,787,137

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Annual Report March 2017 / 234

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2017, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$5,646	$79,599	$2,479,117	$—

Other temporary differences	(563)	(13,780)	(210,647)	(15,316,724)

Accumulated capital loss carryforwards and post-October losses	(28,509,440)	(1,168,179)	(80,944,265)	—

Net unrealized appreciation/(depreciation)	(30,699)	594,245	(26,462,916)	3,959,116

Total accumulated earnings/(losses)	$(28,535,056)	$(508,115)	$(105,138,711)	$(11,357,608)

	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$—	$845,581	$—	$—	$6,663,590

Undistributed long-term capital gains	—	—	—	—	1,196,455

Other temporary differences	(6,321,870)	(114,092)	(1,298,412,336)	(215,554)	(4,201,709)

Accumulated capital loss carryforwards and post-October losses	(118,699,613)	(60,353,356)	—	(29,899,876)	—

Net unrealized appreciation/(depreciation)	9,178,626	774,352	187,327,608	(9,631)	6,271,729

Total accumulated earnings/(losses)	$(115,842,857)	$(58,847,515)	$(1,111,084,728)	$(30,125,061)	$9,930,065

Permanent differences incurred during the fiscal year ended March 31, 2017, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	INCREASE/(DECREASE) PAID-IN-CAPITAL

AlphaTrak 500 Fund	$—	$62,522,182	$ (62,522,182)

Floating Rate Income Fund	327,044	(327,044)	—

High Yield Bond Fund	(401,563)	308,449	93,114

Intermediate Bond Fund	(902,236)	902,236	—

Low Duration Bond Fund	(3,423,364)	102,796,948	(99,373,584)

Strategic Income Fund	86,808	47,765,608	(47,852,416)

Total Return Bond Fund	(72,307,735)	72,307,735	—

Ultra Short Bond Fund	(154,629)	17,222,790	(17,068,161)

Unconstrained Bond Fund	1,619,895	(1,619,895)	—

The permanent differences are due to investments in swaps, foreign currency, the U.S. subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		FLOATING RATE INCOME FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2017	2016	2017	2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$84,991	$13,244	$6,476,329	$5,783,912
Net long-term capital gains	—	—	—	5,518

Total taxable distributions	$84,991	$13,244	$6,476,329	$5,789,430

235 / Annual Report March 2017

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2017	2016	2017	2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$35,532,953	$52,054,567	$28,388,404	$23,413,000
Net long-term capital gains	—	—	4,082,458	39,282

Total taxable distributions	$35,532,953	$52,054,567	$32,470,862	$23,452,282

	LOW DURATION BOND FUND		STRATEGIC INCOME FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2017	2016	2017	2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$47,400,208	$43,127,013	$4,080,266	$5,277,694
Net long-term capital gains	—	—	—	—

Total taxable distributions	$47,400,208	$43,127,013	$4,080,266	$5,277,694

	TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2017	2016	2017	2016	2017	2016
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,498,180,916	$1,657,931,994	$1,750,866	$1,125,116	$69,187,248	$47,055,696
Net long-term capital gains	117,591,899	334,609,524	—	—	—	—

Total taxable distributions	$2,615,772,815	$1,992,541,518	$1,750,866	$1,125,116	$69,187,248	$47,055,696

 Domestic Blocker Income Tax

The Domestic Blocker in the High Yield Bond Fund recorded a provision for income tax expense (benefit) for the fiscal year ended March 31, 2017. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current $ —

Deferred $ —

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes. Components of the Blocker Corporation’s deferred tax assets and liabilities as of March 31, 2017 are as follows:

Deferred Tax Assets:
Net Operating Loss Carryforward	$756,677
Capital Loss Carryforward	164,282
Unrealized depreciation on investment in Entegra TC, LLC	1,533,911

Total net deferred tax assets before valuation allowance	2,454,870
Less: Valuation Allowance	(2,454,870)

Net deferred tax asset	$—

Annual Report March 2017 / 236

Notes to Financial Statements (Continued)

The capital loss carryforwards are available to offset future capital gains of the Blocker Corporation. For federal income tax purposes, capital losses of a corporation can be carried forward for 5 years. The Blocker Corporation has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
March 31, 2015	$418,735	March 31, 2020

Net operating losses are available to offset future taxable income of the Blocker Corporation. For federal income tax purposes, net operating losses of a corporation may be carried forward for 20 years.

Fiscal Net Operating Loss	Amount	Expiration
March 31, 2016	$1,928,674	March 31, 2036

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 35% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the fiscal year ended March 31, 2017 as follows:

Income tax expense at Federal statutory rate of 35%	$393,781
State income tax expense, net of federal benefit	47,625
Effect of permanent difference	82
Effect of change in tax rate used	11,370
Valuation allowance changes affecting the provision for income taxes	(452,858)

Total income tax expense	$—

 The Blocker Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Blocker Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Blocker Corporation. Tax periods ended March 31, 2015 and 2016 remain subject to examination by tax authorities in the United States. Due to the nature of the Blocker Corporation’s investments, the Blocker Corporation may be required to file income tax returns in several states. The Blocker Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 14, 2017. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the year ended March 31, 2017. The Funds pay the Bank a commitment fee equal to 0.13% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

13.	NEW ACCOUNTING GUIDANCE

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

237 / Annual Report March 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Metropolitan West Funds (the “Funds”), comprising Metropolitan West AlphaTrak 500 Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Unconstrained Bond Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments of Metropolitan West High Yield Bond Fund as of March 31, 2017, and the related statements of operations for Metropolitan West AlphaTrak 500 Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Unconstrained Bond Fund, and the related consolidated statement of operations for Metropolitan West High Yield Bond Fund for the year then ended, the statements of changes in net assets for Metropolitan West AlphaTrak 500 Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Unconstrained Bond Fund, and the consolidated statements of changes in net assets for Metropolitan West High Yield Bond Fund for each of the two years in the period then ended, and the financial highlights for Metropolitan West AlphaTrak 500 Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Unconstrained Bond Fund, and the consolidated financial highlights for Metropolitan West High Yield Bond Fund for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for Metropolitan West AlphaTrak 500 Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Unconstrained Bond Fund, and the consolidated financial statements and consolidated financial highlights for Metropolitan West High Yield Bond Fund referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Metropolitan West Funds as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 24, 2017

Annual Report March 2017 / 238

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2017, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Net Investment Income Distributions	100.00%	100.00%	100.00%	66.14%	100.00%	100.00%	61.11%	100.00%	86.18%
Short-Term Capital Gain Distributions	0.00%	0.00%	0.00%	21.29%	0.00%	0.00%	34.39%	0.00%	13.82%
Long-Term Capital Gain Distributions	0.00%	0.00%	0.00%	12.57%	0.00%	0.00%	4.50%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	15.88%	1.00%	1.59%	18.59%	17.21%	1.03%	14.29%	13.47%	3.78%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	93.31%	95.47%	83.75%	88.81%	84.38%	77.18%	95.07%	88.39%	87.25%
Qualified Short-Term Capital Gain (6)	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

239 / Annual Report March 2017

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

Annual Report March 2017 / 240

Metropolitan West Funds

Privacy Policy (Concluded)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

241 / Annual Report March 2017

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

		Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership.	9	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	Senior Advisor to President (since July 2016), Athletic Director, University of Southern California (2010 - June 2016).	37	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation; Unihealth Foundation; Fletcher Jones Foundation; Mayr Foundation (charitable foundations); First Beverage (beverage consulting); Auto Club (affiliate of AAA); TCW Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Martin Luther King III (1957)	Trustee and Chairman of the Nominating Committee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	9	None

Annual Report March 2017 / 242

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	37	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Since September 2015 Mr. Rooney serves as Chief Financial Officer of Novitex Enterprise Solutions, Inc. From 2006 until 2011, Mr. Rooney served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer engagement and loyalty company.	9	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	37	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Interested Trustees**

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	9	None

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is President for the Adviser and Group Managing Director of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. Since August 1996, Mr. Landmann has been a Generalist Portfolio Manager with the Adviser and currently serves as the Adviser’s President.	9	None

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser (since February 2013), and the Chief Executive Officer and President of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has served as Chief Executive Officer with the Adviser since June 2008.	1	TCW Strategic Income Fund, Inc. (closed-end fund)

243 / Annual Report March 2017

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

David S. DeVito (1962)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Mr. DeVito is Executive Vice President and Chief Operating Officer of the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW LLC and TCW Asset Management Company LLC; President and Chief Executive Officer, TCW Alternative Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	22	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Senior Vice President of Fund Operations for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has worked for the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Ms. Khan is Managing Director of Operations for the Adviser, the TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is the Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle is a Group Managing Director for the Adviser, The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TWC LLC. He has served as Executive Vice President of the Funds since March 2009.	N/A	N/A

Jeffrey Engelsman (1967)	Chief Compliance Officer	Indefinite term, since 2014	Mr. Engelsman is a Managing Director and Global Chief Compliance Officer of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC (since January 2016). He is the Chief Compliance Officer of The TCW Group, Inc. Prior to joining TCW, he was a Managing Director of New York Life Investments and the Chief Compliance Officer of the MainStay Funds, a group of more than 70 open-ended and closed-end funds. Mr. Engelsman holds the Series 7, 24 and 63 FINRA licenses. He is Chief Compliance Officer for the TCW Alternative Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

Annual Report March 2017 / 244

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Meredith Jackson (1959)	Senior Vice President, General Counsel and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President and General Counsel and Secretary of the Adviser, The TCW Group, Inc., TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC (since February 2013); before then she was Partner, Irell & Manella LLP (law firm). She is Senior Vice President, Secretary and General Counsel for the TCW Alternative Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President, Associate General Counsel and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW LLC and TCW Asset Management Company LLC (since February 2013); before then from 2010 to 2013, he was Associate, Paul Hastings LLP (law firm), and from 2006 to 2010, he was Associate, Dechert LLP (law firm). He is Vice President and Assistant Secretary for the TCW Alternative Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

245 / Annual Report March 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

MetWest Funds

865 South Figueroa Street

Los Angeles, California 90017

800 241 4671

www.tcw.com

Board of Trustees

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

Officers

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal Accounting Officer

Jeffrey Engelsman

Chief Compliance Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park

Berwyn, PA 19312

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 241-4671.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDmwAR 5/10/17

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $475,203 in 2017 and $463,612 in 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2017 and $0 in 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $48,600 in 2017 and $48,600 in 2016.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2017 and $0 in 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $834,731 in 2017 and $865,521 in 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	June 2, 2017

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date	June 2, 2017

*	Print the name and title of each signing officer under his or her signature.